UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               KRISTEN MILLAN
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code: (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JANUARY 31, 2019

ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED JANUARY 31, 2019



[LOGO OF USAA]
   USAA(R)

                                        [GRAPHIC OF USAA AGGRESSIVE GROWTH FUND]

================================================================================

   SEMIANNUAL REPORT
   USAA AGGRESSIVE GROWTH FUND
   FUND SHARES (USAUX) o INSTITUTIONAL SHARES (UIAGX)
   JANUARY 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

TABLE OF CONTENTS

--------------------------------------------------------------------------------

INVESTMENT OVERVIEW                                                            1

FINANCIAL INFORMATION

   Portfolio of Investments                                                    2

   Notes to Portfolio of Investments                                           7

   Financial Statements                                                        8

   Notes to Financial Statements                                              11

   Financial Highlights                                                       25

EXPENSE EXAMPLE                                                               27

ADVISORY AGREEMENT(S)                                                         29

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

                         o TOP 10 HOLDINGS* - 1/31/19 o
                               (% of Net Assets)

Amazon.com, Inc. .........................................................  6.3%
Microsoft Corp. ..........................................................  5.7%
Facebook, Inc. "A"........................................................  4.1%
Visa, Inc. "A"............................................................  3.6%
Alphabet, Inc. "A"........................................................  3.1%
HP, Inc. .................................................................  2.4%
United Continental Holdings, Inc. ........................................  2.3%
salesforce.com, Inc. .....................................................  2.2%
Apple, Inc. ..............................................................  2.2%
UnitedHealth Group, Inc. .................................................  2.1%

                         o SECTOR ALLOCATION* - 1/31/19 o
                               (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

TECHNOLOGY                                                                 25.5%
CONSUMER, NON-CYCLICAL                                                     21.5%
COMMUNICATIONS                                                             17.3%
CONSUMER, CYCLICAL                                                         14.5%
FINANCIAL                                                                   8.1%
INDUSTRIAL                                                                  7.8%
ENERGY                                                                      2.5%
BASIC MATERIALS                                                             1.7%

                                 [END PIE CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

                                                        INVESTMENT OVERVIEW |  1

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.9%)

              COMMON STOCKS (98.9%)

              BASIC MATERIALS (1.7%)
              ----------------------
              CHEMICALS (1.7%)
    812,000   Mosaic Co.                                                                      $   26,211
                                                                                              ----------
              COMMUNICATIONS (17.3%)
              ----------------------
              INTERNET (15.7%)
     43,300   Alphabet, Inc. "A"(a)                                                               48,751
     56,700   Amazon.com, Inc.(a)                                                                 97,452
      6,300   Booking Holdings, Inc.(a)                                                           11,547
    384,200   Facebook, Inc. "A"(a)                                                               64,042
     62,600   Netflix, Inc.(a)                                                                    21,253
                                                                                              ----------
                                                                                                 243,045
                                                                                              ----------
              MEDIA (1.6%)
    225,000   Walt Disney Co.                                                                     25,092
                                                                                              ----------
              Total Communications                                                               268,137
                                                                                              ----------
              CONSUMER, CYCLICAL (14.5%)
              --------------------------
              AIRLINES (3.5%)
    310,000   Alaska Air Group, Inc.                                                              19,824
    400,000   United Continental Holdings, Inc.(a)                                                34,908
                                                                                              ----------
                                                                                                  54,732
                                                                                              ----------
              APPAREL (1.5%)
    280,400   NIKE, Inc. "B"                                                                      22,959
                                                                                              ----------
              AUTO MANUFACTURERS (1.5%)
     79,000   Tesla, Inc.(a)                                                                      24,255
                                                                                              ----------
              LEISURE TIME (2.1%)
    625,000   Norwegian Cruise Line Holdings Ltd.(a)                                              32,144
                                                                                              ----------
              LODGING (2.0%)
    210,000   Las Vegas Sands Corp.                                                               12,256
    642,000   MGM Resorts International                                                           18,900
                                                                                              ----------
                                                                                                  31,156
                                                                                              ----------

================================================================================

2  | USAA AGGRESSIVE GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              RETAIL (3.9%)
     47,000   Chipotle Mexican Grill, Inc.(a)                                                 $   24,892
    100,000   Home Depot, Inc.                                                                    18,353
    360,000   Nordstrom, Inc.                                                                     16,707
                                                                                              ----------
                                                                                                  59,952
                                                                                              ----------
              Total Consumer, Cyclical                                                           225,198
                                                                                              ----------
              CONSUMER, NON-CYCLICAL (21.5%)
              ------------------------------
              BEVERAGES (1.4%)
    392,000   Monster Beverage Corp.(a)                                                           22,438
                                                                                              ----------
              BIOTECHNOLOGY (4.3%)
    170,000   Alexion Pharmaceuticals, Inc.(a)                                                    20,903
    218,000   Gilead Sciences, Inc.                                                               15,262
     50,688   Illumina, Inc.(a)                                                                   14,182
     86,000   Vertex Pharmaceuticals, Inc.(a)                                                     16,419
                                                                                              ----------
                                                                                                  66,766
                                                                                              ----------
              COMMERCIAL SERVICES (1.7%)
    300,293   PayPal Holdings, Inc.(a)                                                            26,654
                                                                                              ----------
              FOOD (1.0%)
    527,000   Kroger Co.                                                                          14,930
                                                                                              ----------
              HEALTHCARE PRODUCTS (8.1%)
     75,000   Align Technology, Inc.(a)                                                           18,671
    679,500   Boston Scientific Corp.(a)                                                          25,923
    199,640   Danaher Corp.                                                                       22,144
    115,000   Edwards Lifesciences Corp.(a)                                                       19,598
     24,000   Intuitive Surgical, Inc.(a)                                                         12,568
    106,050   Thermo Fisher Scientific, Inc.                                                      26,053
                                                                                              ----------
                                                                                                 124,957
                                                                                              ----------
              HEALTHCARE-SERVICES (2.1%)
    121,000   UnitedHealth Group, Inc.                                                            32,694
                                                                                              ----------
              PHARMACEUTICALS (2.9%)
     56,000   Allergan plc                                                                         8,063
    100,000   Cigna Corp.                                                                         19,981
    142,000   Eli Lilly & Co.                                                                     17,020
                                                                                              ----------
                                                                                                  45,064
                                                                                              ----------
              Total Consumer, Non-cyclical                                                       333,503
                                                                                              ----------
              ENERGY (2.5%)
              -------------
              OIL & GAS (1.9%)
    173,000   Cimarex Energy Co.                                                                  13,034
     68,000   EOG Resources, Inc.                                                                  6,745

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  3

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

  1,200,000   Transocean Ltd.(a),(b)                                                          $   10,284
                                                                                              ----------
                                                                                                  30,063
                                                                                              ----------
              OIL & GAS SERVICES (0.6%)
    310,000   Halliburton Co.                                                                      9,722
                                                                                              ----------
              Total Energy                                                                        39,785
                                                                                              ----------
              FINANCIAL (8.1%)
              ----------------
              BANKS (3.3%)
    450,000   Bank of America Corp.                                                               12,811
    126,500   J.P. Morgan Chase & Co.                                                             13,093
    760,000   KeyCorp                                                                             12,517
    256,000   U.S. Bancorp.                                                                       13,097
                                                                                              ----------
                                                                                                  51,518
                                                                                              ----------
              DIVERSIFIED FINANCIAL SERVICES (4.8%)
    237,455   Intercontinental Exchange, Inc.                                                     18,227
    415,047   Visa, Inc. "A"(b)                                                                   56,036
                                                                                              ----------
                                                                                                  74,263
                                                                                              ----------
              Total Financial                                                                    125,781
                                                                                              ----------
              INDUSTRIAL (7.8%)
              -----------------
              BUILDING MATERIALS (1.7%)
    253,000   Vulcan Materials Co.                                                                25,718
                                                                                              ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.5%)
    120,872   Emerson Electric Co.                                                                 7,914
                                                                                              ----------
              ELECTRONICS (1.2%)
    125,686   Honeywell International, Inc.                                                       18,052
                                                                                              ----------
              MACHINERY-DIVERSIFIED (0.7%)
     64,632   Rockwell Automation, Inc.                                                           10,956
                                                                                              ----------
              TRANSPORTATION (3.7%)
    100,000   Canadian Pacific Railway Ltd.                                                       20,490
    361,000   CSX Corp.                                                                           23,718
    130,000   Kansas City Southern                                                                13,747
                                                                                              ----------
                                                                                                  57,955
                                                                                              ----------
              Total Industrial                                                                   120,595
                                                                                              ----------
              TECHNOLOGY (25.5%)
              ------------------
              COMPUTERS (4.6%)
    203,000   Apple, Inc.                                                                         33,788
  1,675,000   HP, Inc.                                                                            36,900
                                                                                              ----------
                                                                                                  70,688
                                                                                              ----------

================================================================================

4  | USAA AGGRESSIVE GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SEMICONDUCTORS (8.8%)
    165,000   Analog Devices, Inc.                                                            $   16,312
    540,000   Applied Materials, Inc.                                                             21,103
     45,000   ASML Holding N.V.                                                                    7,876
     42,500   Broadcom, Inc.                                                                      11,401
    197,000   Maxim Integrated Products, Inc.                                                     10,691
     97,100   NVIDIA Corp.                                                                        13,958
    350,000   NXP Semiconductors N.V.                                                             30,461
    128,621   Texas Instruments, Inc.                                                             12,950
    110,000   Xilinx, Inc.                                                                        12,313
                                                                                              ----------
                                                                                                 137,065
                                                                                              ----------
              SOFTWARE (12.1%)
    125,000   Adobe, Inc.(a)                                                                      30,977
    120,409   Electronic Arts, Inc.(a)                                                            11,106
    849,456   Microsoft Corp.                                                                     88,709
    130,000   Oracle Corp.                                                                         6,530
    222,900   salesforce.com, Inc.(a)                                                             33,874
     77,700   ServiceNow, Inc.(a)                                                                 17,096
                                                                                              ----------
                                                                                                 188,292
                                                                                              ----------
              Total Technology                                                                   396,045
                                                                                              ----------
              Total Common Stocks (cost: $1,110,484)                                           1,535,255
                                                                                              ----------
              Total Equity Securities (cost: $1,110,484)                                       1,535,255
                                                                                              ----------

              MONEY MARKET INSTRUMENTS (1.1%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.1%)
 17,133,616   State Street Institutional Treasury Money Market Fund
                Premier Class, 2.31%(c) (cost: $17,134)                                           17,134
                                                                                              ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
              FROM SECURITIES LOANED (0.2%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.2%)
  2,464,500   Goldman Sachs Financial Square Government Fund
                Institutional Class, 2.34%(c)                                                      2,464
     98,000   HSBC U.S. Government Money Market Fund Class I, 2.38%(c)                                98
                                                                                              ----------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $2,562)                                                   2,562
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $1,130,180)                                            $1,554,951
                                                                                              ==========

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  5

================================================================================

-----------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------
ASSETS                                       LEVEL 1            LEVEL 2         LEVEL 3               TOTAL
-----------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                           $1,535,255                 $-              $-          $1,535,255
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                        17,134                  -               -              17,134
Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                         2,562                  -               -               2,562
-----------------------------------------------------------------------------------------------------------
Total                                     $1,554,951                 $-              $-          $1,554,951
-----------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At January 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

6  | USAA AGGRESSIVE GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a)  Non-income-producing security.

    (b) The security, or a portion thereof, was out on loan as of January 31, 2019.

    (c) Rate represents the money market fund annualized seven-day yield at January 31, 2019.

See accompanying notes to financial statements.

================================================================================

                                          NOTES TO PORTFOLIO OF INVESTMENTS |  7

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
      securities on loan of $37,704) (cost of $1,130,180)                                     $1,554,951
   Receivables:
      Capital shares sold                                                                            472
      USAA Asset Management Company (Note 7)                                                           2
      Dividends and interest                                                                         136
      Other                                                                                           11
                                                                                              ----------
         Total assets                                                                          1,555,572
                                                                                              ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                             2,562
      Capital shares redeemed                                                                        632
   Accrued management fees                                                                           566
   Accrued transfer agent's fees                                                                      41
   Other accrued expenses and payables                                                               125
                                                                                              ----------
         Total liabilities                                                                         3,926
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $1,551,646
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $1,106,447
   Distributable earnings                                                                        445,199
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $1,551,646
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,540,894/37,918 capital shares
         outstanding, no par value)                                                           $    40.64
                                                                                              ==========
      Institutional Shares (net assets of $10,752/261 capital shares
         outstanding, no par value)                                                           $    41.22
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

8  | USAA AGGRESSIVE GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $33)                                             $  7,739
   Interest                                                                                          266
   Securities lending (net)                                                                          131
                                                                                                --------
      Total income                                                                                 8,136
                                                                                                --------
EXPENSES
   Management fees                                                                                 3,500
   Administration and servicing fees:
      Fund Shares                                                                                  1,172
      Institutional Shares                                                                             6
   Transfer agent's fees:
      Fund Shares                                                                                    901
      Institutional Shares                                                                             6
   Custody and accounting fees:
      Fund Shares                                                                                    105
      Institutional Shares                                                                             1
   Postage:
      Fund Shares                                                                                     35
   Shareholder reporting fees:
      Fund Shares                                                                                     18
   Trustees' fees                                                                                     17
   Registration fees:
      Fund Shares                                                                                     25
      Institutional Shares                                                                            15
   Professional fees                                                                                  46
   Other                                                                                              13
                                                                                                --------
         Total expenses                                                                            5,860
   Expenses reimbursed:
      Institutional Shares                                                                           (13)
                                                                                                --------
         Net expenses                                                                              5,847
                                                                                                --------
NET INVESTMENT INCOME                                                                              2,289
                                                                                                --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on:
      Investments                                                                                 40,577
      Foreign currency transactions                                                                    1
   Change in net unrealized appreciation/(depreciation)                                          (81,540)
                                                                                                --------
         Net realized and unrealized loss                                                        (40,962)
                                                                                                --------
   Decrease in net assets resulting from operations                                             $(38,673)
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                       FINANCIAL STATEMENTS |  9

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited), and year ended July 31,
2018

--------------------------------------------------------------------------------------------------------

                                                                           1/31/2019           7/31/2018
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $    2,289          $    4,701
   Net realized gain on investments                                           40,577             233,389
   Net realized gain on foreign currency transactions                              1                   2
   Change in net unrealized appreciation/(depreciation)
      of investments                                                         (81,540)             47,989
                                                                          ------------------------------
      Increase (decrease) in net assets resulting
         from operations                                                     (38,673)            286,081
                                                                          ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                              (223,656)           (121,917)
   Institutional Shares                                                       (1,695)               (648)
                                                                          ------------------------------
      Distributions to shareholders                                         (225,351)           (122,565)
                                                                          ------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                               209,954              89,689
   Institutional Shares                                                        1,393               5,146
                                                                          ------------------------------
      Total net increase in net assets from
         capital share transactions                                          211,347              94,835
                                                                          ------------------------------
   Net increase (decrease) in net assets                                     (52,677)            258,351
NET ASSETS
   Beginning of period                                                     1,604,323           1,345,972
                                                                          ------------------------------
   End of period                                                          $1,551,646          $1,604,323
                                                                          ==============================

See accompanying notes to financial statements.

================================================================================

10  | USAA AGGRESSIVE GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Aggressive Growth Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of two classes of shares: Aggressive Growth Fund Shares (Fund Shares) and Aggressive Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  11

================================================================================

time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed during the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Fund's Board of Trustees and of the Fund's shareholders at a special shareholder meeting to be held on April 18, 2019. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies. In connection with the Transaction, Victory proposes to replace portfolio managers employed by AMCO that currently manage all or a portion of the Fund with portfolio managers from one or more investment teams employed by Victory.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges

================================================================================

12  | USAA AGGRESSIVE GROWTH FUND

================================================================================

        or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  13

================================================================================

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

14  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the six-month period ended January 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

16  | USAA AGGRESSIVE GROWTH FUND

================================================================================

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. Effective September 30, 2018, the commission recapture program ended. For the six-month period ended January 31, 2019, the Fund did not receive any brokerage commission recapture credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the six-month period ended January 31, 2019, the Fund paid CAPCO facility fees of $6,000, which represents 1.9% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2019.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2019, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of January 31, 2019, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements. The net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                    NET
                                        GROSS                GROSS               UNREALIZED
                                      UNREALIZED           UNREALIZED           APPRECIATION/
FUND                                 APPRECIATION         DEPRECIATION         (DEPRECIATION)
---------------------------------------------------------------------------------------------
USAA Aggressive Growth Fund          $465,013,000         $(40,242,000)         $424,771,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2019, were $120,555,000 and $116,796,000, respectively.

================================================================================

18  | USAA AGGRESSIVE GROWTH FUND

================================================================================

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At January 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                     NON-CASH COLLATERAL                 CASH COLLATERAL
------------------------------------------------------------------------------------
  $37,704,000                      $37,042,000                        $2,562,000

(6) CAPITAL SHARE TRANSACTIONS

At January 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                               SIX-MONTH
                                              PERIOD ENDED                   YEAR ENDED
                                            JANUARY 31, 2019               JULY 31, 2018
---------------------------------------------------------------------------------------------
                                         SHARES         AMOUNT         SHARES         AMOUNT
                                         ----------------------------------------------------
FUND SHARES:
Shares sold                               1,836        $ 83,755         3,273       $ 150,920
Shares issued from
  reinvested dividends                    5,648         220,904         2,757         120,367
Shares redeemed                          (2,130)        (94,705)       (3,957)       (181,598)
                                         ----------------------------------------------------
Net increase from capital
  share transactions                      5,354        $209,954         2,073       $  89,689
                                         ====================================================
INSTITUTIONAL SHARES:
Shares sold                                 106        $  5,108           528       $  24,698
Shares issued from
  reinvested dividends                       42           1,661            15             648
Shares redeemed                            (117)         (5,376)         (439)        (20,200)
                                         ----------------------------------------------------
Net increase from capital
  share transactions                         31        $  1,393           104       $   5,146
                                         ====================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the six-month period ended January 31, 2019, the Fund had no subadviser(s).

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee, which is accrued daily and paid monthly, is computed as a percentage of the Fund's average daily net assets

================================================================================

20  | USAA AGGRESSIVE GROWTH FUND

================================================================================

at annualized rates of 0.50% of the first $750 million of average daily net assets, 0.40% of that portion of average daily net assets over $750 million but not over $1.5 billion, and 0.33% of that portion of average daily net assets over $1.5 billion. For the six-month period ended January 31, 2019, the Fund's effective annualized base fee was 0.45% of the Fund's average daily net assets for the same period.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                 ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                              (IN BASIS POINTS)(1)
    ------------------------------------------------------------------------
    +/- 100 to 400                                    +/- 4
    +/- 401 to 700                                    +/- 5
    +/- 701 and greater                               +/- 6

    (1) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class had overall negative returns during the performance period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

For the six-month period ended January 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $3,500,000. For the six- month period ended January 31, 2019, the Fund Shares and Institutional Shares did not incur any performance adjustment.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.10% of average daily net assets of the Funds Shares and Institutional Shares, respectively. For the six-month period ended January 31, 2019, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,172,000 and $6,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2019, the Fund reimbursed the Manager less than $500 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through November 30, 2019, to limit the total annual operating expenses of the Institutional Shares to 0.70% of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31, 2019, the Institutional Shares incurred reimbursable expenses of $13,000, of which $2,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of

================================================================================

22  | USAA AGGRESSIVE GROWTH FUND

================================================================================

accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average daily net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2019, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $901,000 and $6,000, respectively.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 16 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at usaa.com. As of January 31, 2019, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.1
Cornerstone Equity                                                      0.6

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(10) RECENTLY ADOPTED ACCOUNTING STANDARDS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

24  | USAA AGGRESSIVE GROWTH FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                       SIX-MONTH
                                     PERIOD ENDED
                                       JANUARY 31,                           YEAR ENDED JULY 31,
                                   -------------------------------------------------------------------------------------
                                         2019           2018           2017           2016           2015           2014
                                   -------------------------------------------------------------------------------------
Net asset value at
  beginning of period              $    48.92     $    43.96     $    40.02     $    42.55     $    40.90     $    38.44
                                   -------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .06            .19            .36            .33            .79            .79
  Net realized and
    unrealized gain (loss)              (1.48)          8.79           6.30           (.20)          5.75           5.47
                                   -------------------------------------------------------------------------------------
Total from investment
  operations                            (1.42)          8.98           6.66            .13           6.54           6.26
                                   -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.08)          (.19)          (.33)          (.33)          (.79)          (.89)
  Realized capital gains                (6.78)         (3.83)         (2.39)         (2.33)         (4.10)         (2.91)
                                   -------------------------------------------------------------------------------------
Total distributions                     (6.86)         (4.02)         (2.72)         (2.66)         (4.89)         (3.80)
                                   -------------------------------------------------------------------------------------
Net asset value at
  end of period                    $    40.64     $    48.92     $    43.96     $    40.02     $    42.55     $    40.90
                                   =====================================================================================
Total return (%)*                       (2.33)         21.57          17.92            .36          16.96          16.82
Net assets at end of
  period (000)                     $1,540,894     $1,592,944     $1,340,385     $1,208,124     $1,247,753     $1,093,796
Ratios to average daily
  net assets:**
  Expenses (%)(a),(b)                     .74(c)         .75            .81            .85            .88            .93
  Net investment
    income (%)                            .29(c)         .32            .57            .30            .30            .17
Portfolio turnover (%)                      8             57             51             70             55             68

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $1,548,681,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  25

================================================================================

INSTITUTIONAL SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                      SIX-MONTH
                                     PERIOD ENDED
                                      JANUARY 31,                           YEAR ENDED JULY 31,
                                     -----------------------------------------------------------------------------------
                                        2019            2018           2017           2016           2015           2014
                                     -----------------------------------------------------------------------------------
Net asset value at
  beginning of period                $ 49.55         $ 44.36         $40.39       $  42.92       $  41.22       $  38.67
                                     -----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .08(a)          .14(a)         .21(a)         .44            .21(a)        1.10
  Net realized and
    unrealized gain (loss)             (1.51)(a)        8.93(a)        6.52(a)        (.24)          6.47(a)        5.29
                                     -----------------------------------------------------------------------------------
Total from investment
  operations                           (1.43)(a)        9.07(a)        6.73(a)         .20           6.68(a)        6.39
                                     -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.12)           (.05)          (.37)          (.40)          (.88)          (.93)
  Realized capital gains               (6.78)          (3.83)         (2.39)         (2.33)         (4.10)         (2.91)
                                     -----------------------------------------------------------------------------------
Total distributions                    (6.90)          (3.88)         (2.76)         (2.73)         (4.98)         (3.84)
                                     -----------------------------------------------------------------------------------
Net asset value at
  end of period                      $ 41.22         $ 49.55         $44.36       $  40.39       $  42.92       $  41.22
                                     ===================================================================================
Total return (%)*                      (2.31)          21.54          17.94            .51          17.21          17.09
Net assets at end
  of period (000)                    $10,752         $11,379         $5,587       $136,361       $163,115       $119,051
Ratios to average
  daily net assets:**
  Expenses (%)(b),(c)                    .70(d)          .75(e)         .73            .70            .68            .68
  Expenses, excluding
    reimbursements (%)(b),(c)            .93(d)          .94            .73            .70            .68            .68
  Net investment income (%)              .34(d)          .30            .54            .45            .50            .43
Portfolio turnover (%)                     8              57             51             70             55             68

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $11,643,000.
(a) Calculated using average shares. For the six month period ended January
    31, 2019, average shares were 250,000.
(b) Does not include acquired fund fees, if any.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Effective December, 1, 2017, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.70% of the Institutional Shares' average daily net assets.

================================================================================

26  | USAA AGGRESSIVE GROWTH FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2018, through January 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the

================================================================================

                                                           EXPENSE EXAMPLE |  27

================================================================================

Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                            EXPENSES PAID
                                     BEGINNING            ENDING            DURING PERIOD*
                                   ACCOUNT VALUE       ACCOUNT VALUE       AUGUST 1, 2018 -
                                   AUGUST 1, 2018     JANUARY 31, 2019     JANUARY 31, 2019
                                   --------------------------------------------------------
FUND SHARES
Actual                               $1,000.00           $  976.70              $3.69

Hypothetical
  (5% return before expenses)         1,000.00            1,021.48               3.77

INSTITUTIONAL SHARES
Actual                                1,000.00              976.90               3.49

Hypothetical
  (5% return before expenses)         1,000.00            1,021.68               3.57

*Expenses are equal to the annualized expense ratio of 0.74% for Fund Shares and 0.70% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (2.33)% for Fund Shares and (2.31)% for Institutional Shares for the six-month period of August 1, 2018, through January 31, 2019.

================================================================================

28  | USAA AGGRESSIVE GROWTH FUND

================================================================================

ADVISORY AGREEMENT(S)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

                                                     ADVISORY AGREEMENT(S) |  29

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

30  | USAA AGGRESSIVE GROWTH FUND

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

32  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o   With the exception of the USAA S&P 500 Index Fund, USAA Extended
        Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  33

================================================================================

        businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

================================================================================

34  | USAA AGGRESSIVE GROWTH FUND

================================================================================

is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  35

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

================================================================================

36  | USAA AGGRESSIVE GROWTH FUND

================================================================================

objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  37

================================================================================

Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

================================================================================

38  | USAA AGGRESSIVE GROWTH FUND

================================================================================

the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  39

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset

================================================================================

40  | USAA AGGRESSIVE GROWTH FUND

================================================================================

Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser.

================================================================================

42  | USAA AGGRESSIVE GROWTH FUND

================================================================================

At the 2018 15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
    >>  Secure
    >>  Saves Time
    >>  Good for the Environment

Sign up today for online document delivery at USAA.COM/UDO

[LOGO OF USAA]
     USAA      We know what it means to serve.(R)

================================================================================
23418-0319                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                                [GRAPHIC OF CAPITAL GROWTH FUND]

================================================================================

         SEMIANNUAL REPORT
         USAA CAPITAL GROWTH FUND
         FUND SHARES (USCGX) o INSTITUTIONAL SHARES (UICGX)
         JANUARY 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

INVESTMENT OVERVIEW                                                            1

FINANCIAL INFORMATION

    Portfolio of Investments                                                   3

    Notes to Portfolio of Investments                                         10

    Financial Statements                                                      12

    Notes to Financial Statements                                             16

    Financial Highlights                                                      31

EXPENSE EXAMPLE                                                               33

ADVISORY AGREEMENT(S)                                                         35

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

                         o TOP 10 HOLDINGS* - 1/31/19 o
                               (% of Net Assets)

Apple, Inc. ............................................................... 2.9%
Boeing Co. ................................................................ 1.6%
Microsoft Corp. ........................................................... 1.4%
Amazon.com, Inc. .......................................................... 1.3%
UnitedHealth Group, Inc. .................................................. 1.3%
Home Depot, Inc. .......................................................... 1.2%
Anglo American plc ........................................................ 1.2%
Alphabet, Inc. "A" ........................................................ 1.2%
Bank of America Corp. ..................................................... 1.1%
Lowe's Companies, Inc. .................................................... 1.0%

                         o SECTOR ALLOCATION* - 1/31/19
                               (% of Net Assets)

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

FINANCIAL                                                                  19.9%
CONSUMER, NON-CYCLICAL                                                     19.6%
CONSUMER, CYCLICAL                                                         13.4%
TECHNOLOGY                                                                 12.7%
COMMUNICATIONS                                                             10.6%
INDUSTRIAL                                                                  7.5%
ENERGY                                                                      6.0%
BASIC MATERIALS                                                             4.7%
UTILITIES                                                                   2.3%

                             [END CHART]

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

                                                        INVESTMENT OVERVIEW |  1

================================================================================

                         o COUNTRY ALLOCATION* - 1/31/19 o
                               (% of Net Assets)

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

UNITED STATES                                                              57.9%
UNITED KINGDOM                                                              8.0%
JAPAN                                                                       7.9%
CANADA                                                                      4.5%
NETHERLANDS                                                                 3.1%
OTHER**                                                                    15.3%

                                 [END PIE CHART]

*Does not include money market instruments.

**Includes countries with less than 3% of portfolio.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

2  | USAA CAPITAL GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (96.7%)

              COMMON STOCKS (96.7%)

              BASIC MATERIALS (4.7%)
              ----------------------
              CHEMICALS (2.0%)
    120,000   Chemours Co.                                                                      $  4,290
     68,875   Covestro AG(a)                                                                       3,798
    175,000   Huntsman Corp.                                                                       3,845
    103,000   Methanex Corp.                                                                       5,613
                                                                                                --------
                                                                                                  17,546
                                                                                                --------
              FOREST PRODUCTS & PAPER (0.9%)
    256,293   UPM-Kymmene Oyj(a)                                                                   7,411
                                                                                                --------
              MINING (1.8%)
    386,005   Anglo American plc(a)                                                                9,850
  2,298,518   South32 Ltd.(a)                                                                      5,915
                                                                                                --------
                                                                                                  15,765
                                                                                                --------
              Total Basic Materials                                                               40,722
                                                                                                --------
              COMMUNICATIONS (10.6%)
              ----------------------
              INTERNET (5.0%)
      8,492   Alphabet, Inc. "A"(b)                                                                9,561
      6,550   Amazon.com, Inc.(b)                                                                 11,258
    800,000   Auto Trader Group plc(a),(c)                                                         4,800
      2,200   Booking Holdings, Inc.(b)                                                            4,032
     49,205   F5 Networks, Inc.(b)                                                                 7,919
    100,000   TripAdvisor, Inc.(b)                                                                 5,738
                                                                                                --------
                                                                                                  43,308
                                                                                                --------
              MEDIA (1.5%)
     90,400   CBS Corp. "B"                                                                        4,471
     88,575   Comcast Corp. "A"                                                                    3,239
    165,000   Viacom, Inc. "B"                                                                     4,855
                                                                                                --------
                                                                                                  12,565
                                                                                                --------
              TELECOMMUNICATIONS (4.1%)
 10,500,000   China Telecom Corp. Ltd. "H"(a)                                                      5,712
    106,948   Cisco Systems, Inc.                                                                  5,058

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  3

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    203,800   Juniper Networks, Inc.                                                            $  5,287
    117,600   Nippon Telegraph & Telephone Corp.(a)                                                5,047
    284,000   NTT DOCOMO, Inc.(a)                                                                  6,800
    100,000   T-Mobile US, Inc.(b)                                                                 6,962
                                                                                                --------
                                                                                                  34,866
                                                                                                --------
              Total Communications                                                                90,739
                                                                                                --------
              CONSUMER, CYCLICAL (13.4%)
              --------------------------
              AIRLINES (1.5%)
    318,000   Air Canada(b)                                                                        7,181
     95,000   Southwest Airlines Co.                                                               5,392
                                                                                                --------
                                                                                                  12,573
                                                                                                --------
              APPAREL (1.7%)
    222,300   Burberry Group plc(a)                                                                5,261
     55,000   NIKE, Inc. "B"                                                                       4,503
     40,000   Ralph Lauren Corp.                                                                   4,646
                                                                                                --------
                                                                                                  14,410
                                                                                                --------
              AUTO MANUFACTURERS (0.8%)
    114,000   Honda Motor Co. Ltd.(a)                                                              3,402
    306,600   Mazda Motor Corp.(a)                                                                 3,380
                                                                                                --------
                                                                                                   6,782
                                                                                                --------
              AUTO PARTS & EQUIPMENT (1.9%)
     33,683   Lear Corp.                                                                           5,185
     72,700   Magna International, Inc.                                                            3,848
    172,000   NGK Spark Plug Co. Ltd.(a)                                                           3,695
    251,200   Sumitomo Rubber Industries Ltd.(a)                                                   3,481
                                                                                                --------
                                                                                                  16,209
                                                                                                --------
              DISTRIBUTION/WHOLESALE (1.7%)
    107,000   HD Supply Holdings, Inc.(b)                                                          4,488
    851,100   Marubeni Corp.(a)                                                                    6,620
     12,500   WW Grainger, Inc.                                                                    3,692
                                                                                                --------
                                                                                                  14,800
                                                                                                --------
              HOME BUILDERS (1.1%)
    110,200   Bellway plc(a)                                                                       4,105
    171,000   Persimmon plc(a)                                                                     5,332
                                                                                                --------
                                                                                                   9,437
                                                                                                --------
              HOME FURNISHINGS (0.4%)
    162,185   Electrolux AB "B"(a)                                                                 3,844
                                                                                                --------

================================================================================

4  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              RETAIL (4.3%)
     57,900   Home Depot, Inc.                                                                  $ 10,626
     92,500   Lowe's Companies, Inc.                                                               8,895
  1,150,196   Marks & Spencer Group plc(a)                                                         4,360
     36,076   Ross Stores, Inc.                                                                    3,323
     63,000   Target Corp.                                                                         4,599
     67,829   Walgreens Boots Alliance, Inc.                                                       4,901
                                                                                                --------
                                                                                                  36,704
                                                                                                --------
              Total Consumer, Cyclical                                                           114,759
                                                                                                --------
              CONSUMER, NON-CYCLICAL (19.6%)
              ------------------------------
              AGRICULTURE (2.2%)
    137,131   Altria Group, Inc.                                                                   6,767
    135,000   Archer-Daniels-Midland Co.                                                           6,062
    197,301   Imperial Brands plc(a)                                                               6,538
                                                                                                --------
                                                                                                  19,367
                                                                                                --------
              BEVERAGES (1.2%)
    170,000   Diageo plc(a)                                                                        6,482
     37,800   PepsiCo, Inc.                                                                        4,259
                                                                                                --------
                                                                                                  10,741
                                                                                                --------
              BIOTECHNOLOGY (1.9%)
     44,500   Amgen, Inc.                                                                          8,326
     23,047   Biogen, Inc.(b)                                                                      7,693
                                                                                                --------
                                                                                                  16,019
                                                                                                --------
              COMMERCIAL SERVICES (0.6%)
     81,000   Robert Half International, Inc.                                                      5,219
                                                                                                --------
              COSMETICS/PERSONAL CARE (1.0%)
     86,000   Procter & Gamble Co.                                                                 8,296
                                                                                                --------
              FOOD (3.0%)
    290,000   Ajinomoto Co., Inc.(a)                                                               5,010
     55,063   GS Holdings Corp.(a)                                                                 2,693
    245,000   Koninklijke Ahold Delhaize N.V.(a)                                                   6,461
  1,700,000   Tesco plc(a)                                                                         4,977
    104,642   Tyson Foods, Inc. "A"                                                                6,479
                                                                                                --------
                                                                                                  25,620
                                                                                                --------
              HEALTHCARE PRODUCTS (2.3%)
    117,400   Baxter International, Inc.                                                           8,510
     20,000   IDEXX Laboratories, Inc.(b)                                                          4,256
     54,800   Masimo Corp.(b)                                                                      6,816
                                                                                                --------
                                                                                                  19,582
                                                                                                --------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  5

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HEALTHCARE-SERVICES (2.2%)
     26,595   Humana, Inc.                                                                      $  8,218
     40,000   UnitedHealth Group, Inc.                                                            10,808
                                                                                                --------
                                                                                                  19,026
                                                                                                --------
              PHARMACEUTICALS (5.2%)
    155,000   Bristol-Myers Squibb Co.                                                             7,652
     30,000   Cigna Corp.                                                                          5,994
    130,137   CVS Health Corp.                                                                     8,531
     73,400   Merck & Co., Inc.                                                                    5,463
     83,000   Sanofi(a)                                                                            7,213
     90,000   Shionogi & Co. Ltd.(a)                                                               5,527
     45,689   UCB S.A.(a)                                                                          3,956
                                                                                                --------
                                                                                                  44,336
                                                                                                --------
              Total Consumer, Non-cyclical                                                       168,206
                                                                                                --------
              ENERGY (6.0%)
              -------------
              OIL & GAS (5.5%)
  5,108,000   China Petroleum & Chemical Corp. "H"(a)                                              4,261
    305,917   Eni S.p.A.(a)                                                                        5,181
     36,956   Exxon Mobil Corp.                                                                    2,708
    178,000   Imperial Oil Ltd.                                                                    5,050
    191,500   Murphy Oil Corp.                                                                     5,238
     79,248   Neste Oyj(a)                                                                         7,265
     75,700   Phillips 66                                                                          7,223
    253,935   Repsol S.A.(a)                                                                       4,460
     69,600   Valero Energy Corp.                                                                  6,112
                                                                                                --------
                                                                                                  47,498
                                                                                                --------
              OIL & GAS SERVICES (0.5%)
    260,781   SBM Offshore N.V.(a)                                                                 4,299
                                                                                                --------
              Total Energy                                                                        51,797
                                                                                                --------
              FINANCIAL (19.9%)
              -----------------
              BANKS (7.8%)
    314,900   Bank of America Corp.                                                                8,965
    112,696   BNP Paribas S.A.(a)                                                                  5,296
     75,500   Canadian Imperial Bank of Commerce                                                   6,402
  3,921,000   China Construction Bank Corp. "H"(a)                                                 3,541
    130,955   Citigroup, Inc.                                                                      8,441
    173,445   Citizens Financial Group, Inc.                                                       5,883
    197,256   Danske Bank A/S(a)                                                                   3,650
    345,000   ING Groep N.V.(a)                                                                    4,086
     85,223   J.P. Morgan Chase & Co.                                                              8,821

================================================================================

6  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
  9,500,000   Lloyds Banking Group plc(a)                                                       $  7,231
    450,883   Skandinaviska Enskilda Banken AB "A"(a)                                              4,727
                                                                                                --------
                                                                                                  67,043
                                                                                                --------
              DIVERSIFIED FINANCIAL SERVICES (1.7%)
     20,400   Alliance Data Systems Corp.                                                          3,623
     73,601   Capital One Financial Corp.                                                          5,931
    325,700   ORIX Corp.(a)                                                                        4,906
                                                                                                --------
                                                                                                  14,460
                                                                                                --------
              INSURANCE (7.8%)
  1,244,918   Aegon N.V.(a)                                                                        6,406
     36,300   Allianz SE(a)                                                                        7,683
     68,500   Allstate Corp.                                                                       6,019
    970,000   Aviva plc(a)                                                                         5,274
    230,000   AXA S.A.(a)                                                                          5,337
    264,364   CNO Financial Group, Inc.                                                            4,727
    130,146   Essent Group Ltd.(b)                                                                 5,174
     50,113   Lincoln National Corp.                                                               2,931
    365,000   Manulife Financial Corp.                                                             5,864
    170,000   MetLife, Inc.                                                                        7,764
     21,724   Muenchener Rueckver AG-Reg(a)                                                        4,834
    122,800   Sun Life Financial, Inc.                                                             4,430
                                                                                                --------
                                                                                                  66,443
                                                                                                --------
              REAL ESTATE (2.0%)
  1,100,000   China Vanke Co. Ltd. "H"(a)                                                          4,507
     32,000   Daito Trust Construction Co. Ltd.(a)                                                 4,452
  1,512,000   Shimao Property Holdings Ltd.(a)                                                     4,282
     85,000   Vonovia SE(a)                                                                        4,260
                                                                                                --------
                                                                                                  17,501
                                                                                                --------
              REITs (0.6%)
     19,000   Essex Property Trust, Inc.                                                           5,153
                                                                                                --------
              Total Financial                                                                    170,600
                                                                                                --------
              INDUSTRIAL (7.5%)
              -----------------
              AEROSPACE/DEFENSE (2.9%)
     36,117   Boeing Co.                                                                          13,927
    227,200   Kawasaki Heavy Industries Ltd.(a)                                                    5,708
     62,000   Spirit AeroSystems Holdings, Inc. "A"                                                5,171
                                                                                                --------
                                                                                                  24,806
                                                                                                --------
              ELECTRONICS (0.7%)
    224,712   Jabil, Inc.                                                                          5,989
                                                                                                --------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  7

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MACHINERY-CONSTRUCTION & MINING (1.3%)
    140,000   Mitsubishi Heavy Industries Ltd.(a)                                               $  5,408
     79,000   Oshkosh Corp.                                                                        5,929
                                                                                                --------
                                                                                                  11,337
                                                                                                --------
              MACHINERY-DIVERSIFIED (2.2%)
    475,000   CNH Industrial N.V.(a)                                                               4,658
     53,312   Cummins, Inc.                                                                        7,843
     35,000   Rockwell Automation, Inc.                                                            5,933
                                                                                                --------
                                                                                                  18,434
                                                                                                --------
              MISCELLANEOUS MANUFACTURERS (0.4%)
     23,223   Parker-Hannifin Corp.                                                                3,827
                                                                                                --------
              Total Industrial                                                                    64,393
                                                                                                --------
              TECHNOLOGY (12.7%)
              ------------------
              COMPUTERS (5.2%)
    151,477   Apple, Inc.                                                                         25,212
     37,000   Check Point Software Technologies Ltd.(b)                                            4,141
    300,000   HP, Inc.                                                                             6,609
    128,723   NetApp, Inc.                                                                         8,208
                                                                                                --------
                                                                                                  44,170
                                                                                                --------
              SEMICONDUCTORS (3.9%)
    153,000   Applied Materials, Inc.                                                              5,979
     30,000   ASML Holding N.V.(a)                                                                 5,282
     40,000   KLA-Tencor Corp.                                                                     4,263
    206,200   Samsung Electronics Co. Ltd.(a)                                                      8,616
     34,236   Texas Instruments, Inc.                                                              3,447
     51,100   Xilinx, Inc.                                                                         5,720
                                                                                                --------
                                                                                                  33,307
                                                                                                --------
              SOFTWARE (3.6%)
     44,500   Citrix Systems, Inc.                                                                 4,563
     92,000   Konami Holdings Corp.(a)                                                             4,233
    111,124   Microsoft Corp.                                                                     11,605
    100,000   Oracle Corp.                                                                         5,023
     52,000   Veeva Systems, Inc. "A"(b)                                                           5,671
                                                                                                --------
                                                                                                  31,095
                                                                                                --------
              Total Technology                                                                   108,572
                                                                                                --------
              UTILITIES (2.3%)
              ----------------
              ELECTRIC (2.3%)
     68,000   Edison International                                                                 3,874
    315,000   Engie S.A.(a)                                                                        5,051

================================================================================

8  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

    137,000   Exelon Corp.                                                                      $  6,543
    182,173   Fortum Oyj(a)                                                                        4,135
                                                                                                --------
              Total Utilities                                                                     19,603
                                                                                                --------
              Total Common Stocks (cost: $709,046)                                               829,391
                                                                                                --------
              Total Equity Securities (cost: $709,046)                                           829,391
                                                                                                --------
              MONEY MARKET INSTRUMENTS (1.7%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.7%)
 14,322,040   State Street Institutional Treasury Money Market Fund
                Premier Class, 2.31%(d) (cost: $14,322)                                           14,322
                                                                                                --------

              TOTAL INVESTMENTS (COST: $723,368)                                                $843,713
                                                                                                ========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                   VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                   LEVEL 1             LEVEL 2         LEVEL 3               TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                         $538,692            $290,699              $-            $829,391

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                    14,322                   -               -              14,322
--------------------------------------------------------------------------------------------------------
Total                                   $553,014            $290,699              $-            $843,713
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At January 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 38.9% of net assets at January 31, 2019.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

    (a) Securities with a value of $290,699,000, which represented 33.9% of the Fund's net assets, were classified as Level 2 as of January 31, 2019, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (b)  Non-income-producing security.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an

================================================================================

10  | USAA CAPITAL GROWTH FUND

================================================================================

         exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (d) Rate represents the money market fund annualized seven-day yield at January 31, 2019.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  11

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $723,368)                                $843,713
   Cash denominated in foreign currencies (identified cost of $23)                                    24
   Receivables:
      Affiliated transactions (Note 8)                                                            13,315
      Unaffiliated transactions                                                                      148
      USAA Asset Management Company (Note 7)                                                           1
      Dividends and interest                                                                       1,297
                                                                                                --------
         Total assets                                                                            858,498
                                                                                                --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                                        340
      Accrued management fees                                                                        509
      Accrued transfer agent's fees                                                                   33
      Other accrued expenses and payables                                                            115
                                                                                                --------
         Total liabilities                                                                           997
                                                                                                --------
            Net assets applicable to capital shares outstanding                                 $857,501
                                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $714,434
   Distributable earnings                                                                        143,067
                                                                                                --------
            Net assets applicable to capital shares outstanding                                 $857,501
                                                                                                ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $829,170/75,248 capital shares
            outstanding, no par value)                                                          $  11.02
                                                                                                ========
      Institutional Shares (net assets of $28,331/2,566 capital shares
            outstanding, no par value)                                                          $  11.04
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

12  | USAA CAPITAL GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $340)                                            $  8,678
   Interest                                                                                           40
   Securities lending (net)                                                                           36
                                                                                                --------
      Total income                                                                                 8,754
                                                                                                --------
EXPENSES
   Management fees                                                                                 3,319
   Administration and servicing fees:
      Fund Shares                                                                                    642
      Institutional Shares                                                                             4
   Transfer agent's fees:
      Fund Shares                                                                                    732
      Institutional Shares                                                                             4
   Custody and accounting fees:
      Fund Shares                                                                                     93
      Institutional Shares                                                                             1
   Postage:
      Fund Shares                                                                                     30
   Shareholder reporting fees:
      Fund Shares                                                                                     19
   Trustees' fees                                                                                     17
   Registration fees:
      Fund Shares                                                                                     18
      Institutional Shares                                                                             8
   Professional fees                                                                                  45
   Other                                                                                              11
                                                                                                --------
         Total expenses                                                                            4,943
                                                                                                --------
   Expenses reimbursed:
      Institutional Shares                                                                            (4)
                                                                                                --------
         Net expenses                                                                              4,939
                                                                                                --------
NET INVESTMENT INCOME                                                                              3,815
                                                                                                --------

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments                                                                               $ 44,580
      Foreign currency transactions                                                                  (13)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                (91,657)
      Foreign currency translations                                                                    7
                                                                                                --------
         Net realized and unrealized loss                                                        (47,083)
                                                                                                --------
   Decrease in net assets resulting from operations                                             $(43,268)
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

14  | USAA CAPITAL GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited), and year ended July 31,
2018

--------------------------------------------------------------------------------------------------------

                                                                           1/31/2019           7/31/2018
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                    $  3,815            $ 11,305
   Net realized gain on investments                                           44,580              51,516
   Net realized gain (loss) on foreign currency transactions                     (13)                 50
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                            (91,657)             35,234
      Foreign currency translations                                                7                 (60)
                                                                            ----------------------------
         Increase (decrease) in net assets resulting
            from operations                                                  (43,268)             98,045
                                                                            ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                               (66,864)            (28,573)
   Institutional Shares                                                         (620)               (220)
                                                                            ----------------------------
   Distributions to shareholders                                             (67,484)            (28,793)
                                                                            ----------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                36,403              (2,598)
   Institutional Shares                                                       21,219               1,700
                                                                            ----------------------------
      Total net increase (decrease) in net assets from
         capital share transactions                                           57,622                (898)
                                                                            ----------------------------
   Net increase (decrease) in net assets                                     (53,130)             68,354

NET ASSETS
   Beginning of period                                                       910,631             842,277
                                                                            ----------------------------
   End of period                                                            $857,501            $910,631
                                                                            ============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Capital Growth Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of two classes of shares: Capital Growth Fund Shares (Fund Shares) and Capital Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

16  | USAA CAPITAL GROWTH FUND

================================================================================

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed during the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Fund's Board of Trustees and of the Fund's shareholders at a special shareholder meeting to be held on April 18, 2019. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies. In connection with the Transaction, Victory proposes to add portfolio managers from one or more investment teams employed by Victory to serve as additional portfolio managers to manage all or a portion of the Fund according to each team's own investment process.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

        are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

================================================================================

18  | USAA CAPITAL GROWTH FUND

================================================================================

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

    three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the six-month period ended January 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to

================================================================================

20  | USAA CAPITAL GROWTH FUND

================================================================================

    determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

================================================================================

22  | USAA CAPITAL GROWTH FUND

================================================================================

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the six-month period ended January 31, 2019, the Fund paid CAPCO facility fees of $4,000, which represents 1.0% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2019.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2019, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of January 31, 2019, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements. The net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                           NET
                               GROSS                GROSS               UNREALIZED
                             UNREALIZED           UNREALIZED           APPRECIATION/
FUND                        APPRECIATION         DEPRECIATION         (DEPRECIATION)
------------------------------------------------------------------------------------
USAA Capital
  Growth Fund               $151,964,000         $(31,619,000)         $120,345,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2019, were $286,330,000 and $310,916,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At January 31, 2019, the Fund had no securities on loan.

(6) CAPITAL SHARE TRANSACTIONS

At January 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

24  | USAA CAPITAL GROWTH FUND

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                               SIX-MONTH
                                              PERIOD ENDED                   YEAR ENDED
                                            JANUARY 31, 2019               JULY 31, 2018
---------------------------------------------------------------------------------------------
                                         SHARES          AMOUNT        SHARES          AMOUNT
                                         ----------------------------------------------------
FUND SHARES:
Shares sold                               2,088        $ 24,470         6,263       $  77,857
Shares issued from
  reinvested dividends                    6,365          66,498         2,311          28,402
Shares redeemed                          (4,694)        (54,565)       (8,773)       (108,857)
                                         ----------------------------------------------------
Net increase (decrease) from
  capital share transactions              3,759        $ 36,403          (199)      $  (2,598)
                                         ====================================================
INSTITUTIONAL SHARES:
Shares sold                               1,993        $ 21,868           147       $   1,831
Shares issued from
  reinvested dividends                       14             149             2              18
Shares redeemed                             (70)           (798)          (12)           (149)
                                         ----------------------------------------------------
Net increase from
  capital share transactions              1,937        $ 21,219           137       $   1,700
                                         ====================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Global Funds Index. The Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category.

For the Fund Shares and Institutional Shares, the performance period consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                   ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                (IN BASIS POINTS)(1)
    --------------------------------------------------------------------------
    +/- 100 to 400                                      +/- 4
    +/- 401 to 700                                      +/- 5
    +/- 701 and greater                                 +/- 6

    (1) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class had overall negative returns during the performance period.

For the six-month period ended January 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $3,319,000, which included a performance adjustment for the Fund Shares and Institutional

================================================================================

26  | USAA CAPITAL GROWTH FUND

================================================================================

Shares of $80,000 and $1,000, respectively. For the Fund Shares and Institutional Shares, the performance adjustments were 0.02% and 0.01%, respectively.

SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with QS Investors, LLC (QS Investors), under which QS Investors directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

The Manager (not the Fund) pays QS Investors a subadvisory fee in the annual amount of 0.25% of the first $250 million of assets, 0.21% on assets over $250 million and up to $500 million, and 0.17% on assets over $500 million of the Fund's average daily net assets that QS Investors manages. For the six-month period ended January 31, 2019, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to QS Investors, of $885,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.10% of average daily net assets of the Funds Shares and Institutional Shares, respectively. For the six-month period ended January 31, 2019, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $642,000 and $4,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2019, the Fund reimbursed the Manager less than $500 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through November 30, 2019, to limit the total annual operating expenses of the Institutional Shares to 1.10% of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31, 2019, the Institutional Shares incurred reimbursable expenses of $4,000, of which $1,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average daily net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2019, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $732,000 and $4,000, respectively.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 16 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at usaa.com. As of January 31, 2019, the Fund recorded a receivable for capital shares sold of $13,315,000 for the USAA fund-of-funds' purchases of

================================================================================

28  | USAA CAPITAL GROWTH FUND

================================================================================

Institutional Shares. As of January 31, 2019, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.2
Cornerstone Equity                                                      0.7
Target Retirement Income                                                0.1
Target Retirement 2020                                                  0.2
Target Retirement 2030                                                  0.4
Target Retirement 2040                                                  0.5
Target Retirement 2050                                                  0.3
Target Retirement 2060                                                  0.0*

*Represents less than 0.1%.

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution. At January 31, 2019, USAA and its affiliates owned 490,000 Institutional Shares, which represents 19.1% of the Institutional Shares outstanding and 0.6% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(10) RECENTLY ADOPTED ACCOUNTING STANDARDS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

30  | USAA CAPITAL GROWTH FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                       SIX-MONTH
                                     PERIOD ENDED
                                      JANUARY 31,                            YEAR ENDED JULY 31,
                                     -----------------------------------------------------------------------------------
                                         2019           2018           2017           2016           2015           2014
                                     -----------------------------------------------------------------------------------
Net asset value at
  beginning of period                $  12.63       $  11.67       $   9.97       $  10.16       $   9.31       $   8.00
                                     -----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .05            .15            .14            .13            .12            .12
  Net realized and
    unrealized gain (loss)               (.71)          1.21           1.71           (.21)           .88           1.28
                                     -----------------------------------------------------------------------------------
Total from investment
  operations                             (.66)          1.36           1.85           (.08)          1.00           1.40
                                     -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.17)          (.12)          (.15)          (.11)          (.15)          (.09)
  Realized capital gains                 (.78)          (.28)             -              -              -              -
                                     -----------------------------------------------------------------------------------
Total distributions                      (.95)          (.40)          (.15)          (.11)          (.15)          (.09)
                                     -----------------------------------------------------------------------------------
Net asset value at
  end of period                      $  11.02       $  12.63       $  11.67       $   9.97       $  10.16       $   9.31
                                     ===================================================================================
Total return (%)*                       (4.76)         11.76          18.75           (.76)         10.79          17.55
Net assets at
  end of period (000)                $829,170       $902,670       $836,515       $721,357       $760,764       $706,918
Ratios to average
  daily net assets:**
  Expenses (%)(a)                        1.15(b)        1.15           1.21           1.24           1.23(c)        1.28(d)
  Expenses, excluding
    reimbursements (%)(a)                1.15(b)        1.15           1.21           1.24           1.23           1.28(d)
  Net investment
    income (%)                            .88(b)        1.25           1.27           1.39            .95           1.41
Portfolio turnover (%)                     33             22(e)          55(f)          24             38             36

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $847,879,000.
(a) Does not include acquired fund fees, if any.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.30% of the Fund Shares' average daily net assets.
(d) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(e) Reflects overall decrease in purchases and sales of securities.
(f) Reflects overall increase in purchases and sales of securities.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  31

================================================================================

INSTITUTIONAL SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                        SIX-MONTH
                                       PERIOD ENDED                                               PERIOD ENDED
                                        JANUARY 31,             YEAR ENDED JULY 31,                 JULY 31,
                                       -----------------------------------------------------------------------
                                          2019                2018             2017                   2016***
                                       -----------------------------------------------------------------------
Net asset value at
  beginning of period                  $ 12.66              $11.70           $ 9.98                 $10.20
                                       -------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                    .05(a)              .17              .15                    .14
  Net realized and unrealized
    gain (loss)                           (.72)(a)            1.20             1.71                   (.24)
                                       -------------------------------------------------------------------
Total from investment operations          (.67)(a)            1.37             1.86                   (.10)
                                       -------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.17)               (.13)            (.14)                  (.12)
  Realized capital gains                  (.78)               (.28)               -                      -
                                       -------------------------------------------------------------------
Total distributions                       (.95)               (.41)            (.14)                  (.12)
                                       -------------------------------------------------------------------
Net asset value at end of
  period                               $ 11.04              $12.66           $11.70                 $ 9.98
                                       ===================================================================
Total return (%)*                        (4.79)              11.84            18.79                   (.99)
Net assets at end of
  period (000)                         $28,331              $7,961           $5,762                 $4,891
Ratios to average
  daily net assets:**
  Expenses (%)(b)                         1.07(c)             1.10             1.10                   1.10(c)
  Expenses, excluding
    reimbursements (%)(b)                 1.18(c)             1.21             1.47                   1.48(c)
  Net investment income (%)                .92(c)             1.38             1.38                   1.57(c)
Portfolio turnover (%)                      33                  22(d)            55(e)                  24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $7,959,000.
*** Institutional Shares commenced operations on August 7, 2015.
(a) Calculated using average shares. For the six month period ended January 31, 2019, average shares were 676,000.
(b) Does not include acquired fund fees, if any.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects overall decrease in purchases and sales of securities.
(e) Reflects overall increase in purchases and sales of securities.

================================================================================

32  | USAA CAPITAL GROWTH FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2018, through January 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the

================================================================================

                                                           EXPENSE EXAMPLE |  33

================================================================================

actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                             BEGINNING              ENDING              DURING PERIOD*
                                           ACCOUNT VALUE         ACCOUNT VALUE         AUGUST 1, 2018 -
                                           AUGUST 1, 2018       JANUARY 31, 2019       JANUARY 31, 2019
                                           ------------------------------------------------------------
FUND SHARES
Actual                                       $1,000.00             $  952.40                 $5.66

Hypothetical
  (5% return before expenses)                 1,000.00              1,019.41                  5.85

INSTITUTIONAL SHARES
Actual                                        1,000.00                952.10                  5.26

Hypothetical
  (5% return before expenses)                 1,000.00              1,019.81                  5.45

*Expenses are equal to the annualized expense ratio of 1.15% for Fund Shares and 1.07% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (4.76)% for Fund Shares and (4.79)% for Institutional Shares for the six-month period of August 1, 2018, through January 31, 2019.

================================================================================

34  | USAA CAPITAL GROWTH FUND

================================================================================

ADVISORY AGREEMENT(S)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

                                                     ADVISORY AGREEMENT(S) |  35

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

36  | USAA CAPITAL GROWTH FUND

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  37

================================================================================

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

38  | USAA CAPITAL GROWTH FUND

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o   With the exception of the USAA S&P 500 Index Fund, USAA Extended
        Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short- Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  39

================================================================================

        businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

================================================================================

40  | USAA CAPITAL GROWTH FUND

================================================================================

is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

================================================================================

42  | USAA CAPITAL GROWTH FUND

================================================================================

objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

================================================================================

44  | USAA CAPITAL GROWTH FUND

================================================================================

the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset

================================================================================

46  | USAA CAPITAL GROWTH FUND

================================================================================

Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser.

================================================================================

48  | USAA CAPITAL GROWTH FUND

================================================================================

At the 2018 15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
   >>  Secure
   >>  Saves Time
   >>  Good for the Environment

Sign up today for online document delivery at USAA.COM/UDO

[LOGO OF USAA]
     USAA      We know what it means to serve.(R)

================================================================================
36843-0319                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                                   [GRAPHIC OF USAA GROWTH FUND]

================================================================================

   SEMIANNUAL REPORT
   USAA GROWTH FUND
   FUND SHARES (USAAX) o INSTITUTIONAL SHARES (UIGRX)
   JANUARY 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

INVESTMENT OVERVIEW                                                            1

FINANCIAL INFORMATION

   Portfolio of Investments                                                    2

   Notes to Portfolio of Investments                                           7

   Financial Statements                                                        8

   Notes to Financial Statements                                              11

   Financial Highlights                                                       26

EXPENSE EXAMPLE                                                               28

ADVISORY AGREEMENT(S)                                                         30

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

                          o TOP 10 HOLDINGS* - 1/31/19 o
                                (% of Net Assets)

Visa, Inc. "A" ............................................................ 4.5%
Amazon.com, Inc. .......................................................... 4.5%
Facebook, Inc. "A" ........................................................ 4.5%
Oracle Corp. .............................................................. 4.1%
Alibaba Group Holding Ltd. ADR ............................................ 3.8%
Autodesk, Inc. ............................................................ 2.8%
Microsoft Corp. ........................................................... 2.8%
Starbucks Corp. ........................................................... 2.8%
Alphabet, Inc. "A" ........................................................ 2.6%
Cisco Systems, Inc. ....................................................... 2.6%

                         o SECTOR ALLOCATION* - 1/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

CONSUMER, NON-CYCLICAL                                                     25.5%
COMMUNICATIONS                                                             23.5%
TECHNOLOGY                                                                 19.8%
FINANCIAL                                                                   9.9%
INDUSTRIAL                                                                  9.8%
CONSUMER, CYCLICAL                                                          9.8%
ENERGY                                                                      1.2%

                                 [END PIE CHART]

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

                                                        INVESTMENT OVERVIEW |  1

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER                                                                                                VALUE
OF SHARES    SECURITY                                                                                 (000)
-----------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (99.5%)

             COMMON STOCKS (99.5%)

             COMMUNICATIONS (23.5%)
             ----------------------
             INTERNET (18.5%)
   592,292   Alibaba Group Holding Ltd. ADR(a)                                                   $   99,795
    61,974   Alphabet, Inc. "A"(a)                                                                   69,776
    46,247   Alphabet, Inc. "C"(a)                                                                   51,629
    69,517   Amazon.com, Inc.(a)                                                                    119,481
   180,643   CDW Corp.                                                                               15,042
   711,600   Facebook, Inc. "A"(a)                                                                  118,617
    83,666   IAC/InterActiveCorp(a)                                                                  17,677
                                                                                                 ----------
                                                                                                    492,017
                                                                                                 ----------
             MEDIA (2.4%)
   437,807   Comcast Corp. "A"                                                                       16,011
   136,308   FactSet Research Systems, Inc.                                                          29,801
   156,773   Walt Disney Co.                                                                         17,483
                                                                                                 ----------
                                                                                                     63,295
                                                                                                 ----------
             TELECOMMUNICATIONS (2.6%)
 1,432,504   Cisco Systems, Inc.                                                                     67,743
                                                                                                 ----------
             Total Communications                                                                   623,055
                                                                                                 ----------
             CONSUMER, CYCLICAL (9.8%)
             -------------------------
             AIRLINES (0.7%)
   312,731   Southwest Airlines Co.                                                                  17,751
                                                                                                 ----------
             LEISURE TIME (0.6%)
   275,307   Carnival Corp.                                                                          15,852
                                                                                                 ----------
             RETAIL (8.5%)
    97,762   Burlington Stores, Inc.(a)                                                              16,787
   425,524   Dick's Sporting Goods, Inc.                                                             15,025
   146,631   Dollar General Corp.                                                                    16,926
    83,801   Home Depot, Inc.                                                                        15,380
    44,236   O'Reilly Automotive, Inc.(a)                                                            15,246
   192,937   Ross Stores, Inc.                                                                       17,773

================================================================================

2  | USAA GROWTH FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER                                                                                                VALUE
OF SHARES    SECURITY                                                                                 (000)
-----------------------------------------------------------------------------------------------------------
 1,075,308   Starbucks Corp.                                                                     $   73,271
   626,223   Yum China Holdings, Inc.                                                                22,826
   345,005   Yum! Brands, Inc.                                                                       32,424
                                                                                                 ----------
                                                                                                    225,658
                                                                                                 ----------
             Total Consumer, Cyclical                                                               259,261
                                                                                                 ----------
             CONSUMER, NON-CYCLICAL (25.5%)
             ------------------------------
             BEVERAGES (4.0%)
   939,283   Coca-Cola Co.                                                                           45,208
 1,054,662   Monster Beverage Corp.(a)                                                               60,369
                                                                                                 ----------
                                                                                                    105,577
                                                                                                 ----------
             BIOTECHNOLOGY (5.5%)
   162,347   Amgen, Inc.                                                                             30,377
    47,821   Biogen, Inc.(a)                                                                         15,962
   206,051   Celgene Corp.(a)                                                                        18,227
   225,061   Gilead Sciences, Inc.                                                                   15,756
   150,420   Regeneron Pharmaceuticals, Inc.(a)                                                      64,571
                                                                                                 ----------
                                                                                                    144,893
                                                                                                 ----------
             COMMERCIAL SERVICES (2.5%)
   117,764   Automatic Data Processing, Inc.                                                         16,468
   192,928   PayPal Holdings, Inc.(a)                                                                17,124
    92,427   S&P Global, Inc.                                                                        17,714
   184,011   Total System Services, Inc.                                                             16,489
                                                                                                 ----------
                                                                                                     67,795
                                                                                                 ----------
             COSMETICS/PERSONAL CARE (3.1%)
   513,559   Colgate-Palmolive Co.                                                                   33,217
   520,511   Procter & Gamble Co.                                                                    50,214
                                                                                                 ----------
                                                                                                     83,431
                                                                                                 ----------
             FOOD (1.8%)
 3,201,314   Danone S.A. ADR                                                                         46,643
                                                                                                 ----------
             HEALTHCARE PRODUCTS (1.9%)
    66,616   Thermo Fisher Scientific, Inc.                                                          16,365
   256,381   Varian Medical Systems, Inc.(a)                                                         33,850
                                                                                                 ----------
                                                                                                     50,215
                                                                                                 ----------
             HEALTHCARE-SERVICES (1.3%)
    55,785   Anthem, Inc.                                                                            16,903
    64,680   UnitedHealth Group, Inc.                                                                17,476
                                                                                                 ----------
                                                                                                     34,379
                                                                                                 ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  3

================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER                                                                                                VALUE
OF SHARES    SECURITY                                                                                 (000)
-----------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS (5.4%)
   162,159   AbbVie, Inc.                                                                        $   13,020
    80,347   Cigna Corp.                                                                             16,054
   278,169   Merck & Co., Inc.                                                                       20,704
   345,020   Novartis AG ADR                                                                         30,196
 1,009,854   Novo Nordisk A/S ADR                                                                    47,484
   197,450   Zoetis, Inc.                                                                            17,012
                                                                                                 ----------
                                                                                                    144,470
                                                                                                 ----------
             Total Consumer, Non-cyclical                                                           677,403
                                                                                                 ----------
             ENERGY (1.2%)
             -------------
             OIL & GAS SERVICES (1.2%)
   720,592   Schlumberger Ltd.                                                                       31,857
                                                                                                 ----------
             FINANCIAL (9.9%)
             ----------------
             BANKS (0.6%)
    67,838   SVB Financial Group(a)                                                                  15,832
                                                                                                 ----------
             DIVERSIFIED FINANCIAL SERVICES (8.6%)
   364,132   American Express Co.                                                                    37,396
    83,237   Mastercard, Inc. "A"                                                                    17,574
   733,706   SEI Investments Co.                                                                     34,880
   605,616   Synchrony Financial                                                                     18,193
   893,041   Visa, Inc. "A"                                                                         120,570
                                                                                                 ----------
                                                                                                    228,613
                                                                                                 ----------
             INSURANCE (0.7%)
   264,362   Progressive Corp.                                                                       17,789
                                                                                                 ----------
             Total Financial                                                                        262,234
                                                                                                 ----------
             INDUSTRIAL (9.8%)
             -----------------
             AEROSPACE/DEFENSE (1.2%)
    45,150   Boeing Co.                                                                              17,411
    49,175   Lockheed Martin Corp.                                                                   14,245
                                                                                                 ----------
                                                                                                     31,656
                                                                                                 ----------
             ELECTRONICS (0.7%)
   197,094   Amphenol Corp. "A"                                                                      17,329
                                                                                                 ----------
             HAND/MACHINE TOOLS (0.6%)
    95,243   Snap-on, Inc.                                                                           15,809
                                                                                                 ----------
             MACHINERY-DIVERSIFIED (2.5%)
   304,077   Deere & Co.                                                                             49,869
   103,366   Rockwell Automation, Inc.                                                               17,522
                                                                                                 ----------
                                                                                                     67,391
                                                                                                 ----------

================================================================================

4  | USAA GROWTH FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER                                                                                                VALUE
OF SHARES    SECURITY                                                                                 (000)
-----------------------------------------------------------------------------------------------------------
             MISCELLANEOUS MANUFACTURERS (0.6%)
   117,164   Illinois Tool Works, Inc.                                                           $   16,088
                                                                                                 ----------
             PACKAGING & CONTAINERS (1.1%)
   301,215   Berry Global Group, Inc.(a)                                                             14,835
   292,730   Crown Holdings, Inc.(a)                                                                 14,929
                                                                                                 ----------
                                                                                                     29,764
                                                                                                 ----------
             TRANSPORTATION (3.1%)
   707,430   Expeditors International of Washington, Inc.                                            49,025
    99,981   Norfolk Southern Corp.                                                                  16,771
   102,256   Union Pacific Corp.                                                                     16,266
                                                                                                 ----------
                                                                                                     82,062
                                                                                                 ----------
             Total Industrial                                                                       260,099
                                                                                                 ----------
             TECHNOLOGY (19.8%)
             ------------------
             COMPUTERS (1.7%)
   103,455   Apple, Inc.                                                                             17,219
   226,300   Cognizant Technology Solutions Corp. "A"                                                15,769
    94,717   International Business Machines Corp.                                                   12,732
                                                                                                 ----------
                                                                                                     45,720
                                                                                                 ----------
             SEMICONDUCTORS (5.4%)
   163,167   KLA-Tencor Corp.                                                                        17,389
    87,805   Lam Research Corp.                                                                      14,890
   240,918   NVIDIA Corp.                                                                            34,632
   801,607   QUALCOMM, Inc.                                                                          39,695
   177,168   Texas Instruments, Inc.                                                                 17,837
   162,685   Xilinx, Inc.                                                                            18,211
                                                                                                 ----------
                                                                                                    142,654
                                                                                                 ----------
             SOFTWARE (12.7%)
    72,111   Adobe, Inc.(a)                                                                          17,871
   498,907   Autodesk, Inc.(a)                                                                       73,439
   607,957   Cerner Corp.(a)                                                                         33,383
   143,113   Citrix Systems, Inc.                                                                    14,675
   168,148   Fidelity National Information Services, Inc.                                            17,576
   700,112   Microsoft Corp.                                                                         73,113
 2,154,036   Oracle Corp.                                                                           108,197
                                                                                                 ----------
                                                                                                    338,254
                                                                                                 ----------
             Total Technology                                                                       526,628
                                                                                                 ----------
             Total Common Stocks (cost: $1,591,017)                                               2,640,537
                                                                                                 ----------
             Total Equity Securities (cost: $1,591,017)                                           2,640,537
                                                                                                 ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  5

================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER                                                                                                VALUE
OF SHARES    SECURITY                                                                                 (000)
-----------------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (0.6%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.6%)
14,764,289   State Street Institutional Treasury Money Market Fund
               Premier Class, 2.31%(b) (cost: $14,764)                                           $   14,764
                                                                                                 ----------

             TOTAL INVESTMENTS (COST: $1,605,781)                                                $2,655,301
                                                                                                 ==========

-----------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------
ASSETS                                         LEVEL 1          LEVEL 2          LEVEL 3              TOTAL
-----------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                             $2,640,537               $-               $-         $2,640,537
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                          14,764                -                -             14,764
-----------------------------------------------------------------------------------------------------------
Total                                       $2,655,301               $-               $-         $2,655,301
-----------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At January 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

6  | USAA GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 8.5% of net assets at January 31, 2019.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) Rate represents the money market fund annualized seven-day yield at January 31, 2019.

See accompanying notes to financial statements.

================================================================================

                                          NOTES TO PORTFOLIO OF INVESTMENTS |  7

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,605,781)                         $2,655,301
   Receivables:
      Capital shares sold                                                                         924
      Dividends and interest                                                                    2,092
      Securities sold                                                                          18,837
                                                                                           ----------
         Total assets                                                                       2,677,154
                                                                                           ----------
LIABILITIES
   Payables:
      Securities purchased                                                                     16,702
   Capital shares redeemed:
      Affiliated transactions (Note 8)                                                          3,590
      Unaffiliated transactions                                                                 1,846
   Accrued management fees                                                                      1,316
   Accrued transfer agent's fees                                                                   46
   Other accrued expenses and payables                                                            219
                                                                                           ----------
         Total liabilities                                                                     23,719
                                                                                           ----------
            Net assets applicable to capital shares outstanding                            $2,653,435
                                                                                           ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                         $1,575,632
   Distributable earnings                                                                   1,077,803
                                                                                           ----------
            Net assets applicable to capital shares outstanding                            $2,653,435
                                                                                           ==========
    Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,528,744/54,185 capital shares
         outstanding, no par value)                                                        $    28.21
                                                                                           ==========
      Institutional Shares (net assets of $1,124,691/39,958
         capital shares outstanding, no par value)                                         $    28.15
                                                                                           ==========

See accompanying notes to financial statements.

================================================================================

8  | USAA GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $73)                                         $  16,704
   Interest                                                                                       357
                                                                                            ---------
      Total income                                                                             17,061
                                                                                            ---------
EXPENSES
   Management fees                                                                              8,580
   Administration and servicing fees:
      Fund Shares                                                                               1,159
      Institutional Shares                                                                        586
   Transfer agent's fees:
      Fund Shares                                                                                 773
      Institutional Shares                                                                        586
   Custody and accounting fees:
      Fund Shares                                                                                  91
      Institutional Shares                                                                         61
   Postage:
      Fund Shares                                                                                  34
      Institutional Shares                                                                         35
   Shareholder reporting fees:
      Fund Shares                                                                                  18
      Institutional Shares                                                                          4
   Trustees' fees                                                                                  17
   Registration fees:
      Fund Shares                                                                                  28
      Institutional Shares                                                                         19
   Professional fees                                                                               61
   Other                                                                                           22
                                                                                            ---------
         Total expenses                                                                        12,074
                                                                                            ---------
NET INVESTMENT INCOME                                                                           4,987
                                                                                            ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                                          122,724
   Change in net unrealized appreciation/(depreciation)                                      (147,962)
                                                                                            ---------
         Net realized and unrealized loss                                                     (25,238)
                                                                                            ---------
   Decrease in net assets resulting from operations                                         $ (20,251)
                                                                                            =========

See accompanying notes to financial statements.

================================================================================

                                                       FINANCIAL STATEMENTS |  9

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited), and year ended July
31, 2018

-----------------------------------------------------------------------------------------------------

                                                                           1/31/2019        7/31/2018
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $    4,987       $   10,480
   Net realized gain on investments                                          122,724          213,204
   Change in net unrealized appreciation/(depreciation)
      of investments                                                        (147,962)         177,416
                                                                          ---------------------------
      Increase (decrease) in net assets resulting from operations            (20,251)         401,100
                                                                          ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                              (172,418)         (36,307)
   Institutional Shares                                                     (126,833)         (35,406)
                                                                          ---------------------------
      Distributions to shareholders                                         (299,251)         (71,713)
                                                                          ---------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                               133,947           36,565
   Institutional Shares                                                      (66,757)        (135,261)
                                                                          ---------------------------
      Total net increase (decrease) in net assets from
            capital share transactions                                        67,190          (98,696)
                                                                          ---------------------------
   Net increase (decrease) in net assets                                    (252,312)         230,691

NET ASSETS
   Beginning of period                                                     2,905,747        2,675,056
                                                                          ---------------------------
   End of period                                                          $2,653,435       $2,905,747
                                                                          ===========================

See accompanying notes to financial statements.

================================================================================

10  | USAA GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Growth Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of two classes of shares: Growth Fund Shares (Fund Shares) and Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  11

================================================================================

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed during the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Fund's Board of Trustees and of the Fund's shareholders at a special shareholder meeting to be held on April 18, 2019. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies. In connection with the Transaction, Victory proposes to add portfolio managers from one or more investment teams employed by Victory to serve as additional portfolio managers to manage all or a portion of the Fund according to each team's own investment process.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently

================================================================================

12  | USAA GROWTH FUND

================================================================================

       determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  13

================================================================================

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

================================================================================

14  | USAA GROWTH FUND

================================================================================

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the six-month period ended January 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

    subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such

================================================================================

16  | USAA GROWTH FUND

================================================================================

    amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. Effective September 30, 2018, the commission recapture program ended. For the six-month period ended January 31, 2019, the Fund did not receive any brokerage commission recapture credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the six-month period ended January 31, 2019, the Fund paid CAPCO facility fees of $11,000, which represents 3.3% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2019.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2019, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of January 31, 2019, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements. The net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                        NET
                             GROSS                GROSS              UNREALIZED
                           UNREALIZED           UNREALIZED          APPRECIATION/
FUND                      APPRECIATION         DEPRECIATION        (DEPRECIATION)
---------------------------------------------------------------------------------
USAA Growth Fund         $1,102,545,000        $(53,025,000)       $1,049,520,000

================================================================================

18  | USAA GROWTH FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2019, were $253,877,000 and $462,984,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At January 31, 2019, the Fund had no securities on loan.

(6) CAPITAL SHARE TRANSACTIONS

At January 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                             SIX-MONTH
                                           PERIOD ENDED          YEAR ENDED
                                         JANUARY 31, 2019       JULY 31, 2018
     -----------------------------------------------------------------------------
                                       SHARES      AMOUNT     SHARES      AMOUNT
                                       -------------------------------------------
     FUND SHARES:
     Shares sold                        2,591    $  78,654     6,474    $ 199,601
     Shares issued from reinvested
       dividends                        6,270      170,170     1,172       35,810
     Shares redeemed                   (3,868)    (114,877)   (6,457)    (198,846)
                                       ------------------------------------------
     Net increase from capital share
       transactions                     4,993    $ 133,947     1,189    $  36,565
                                       ==========================================
     INSTITUTIONAL SHARES:
     Shares sold                        1,407    $  42,540     4,466    $ 135,726
     Shares issued from reinvested
       dividends                        4,682      126,793     1,161       35,400
     Shares redeemed                   (7,402)    (236,090)   (9,812)    (306,387)
                                       ------------------------------------------
     Net decrease from capital share
       transactions                    (1,313)   $ (66,757)   (4,185)   $(135,261)
                                       ==========================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to

================================================================================

20  | USAA GROWTH FUND

================================================================================

100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category.

For the Fund Shares and Institutional Shares, the performance period consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                 ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                              (IN BASIS POINTS)(1)
    ------------------------------------------------------------------------
    +/- 100 to 400                                    +/- 4
    +/- 401 to 700                                    +/- 5
    +/- 701 and greater                               +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class had overall negative returns during the performance period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

For the six-month period ended January 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $8,580,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(134,000) and $(118,000), respectively. The performance adjustments for the Fund Shares and Institutional Shares were each (0.02)%.

SUBADVISORY ARRANGEMENT(S) - The Manager entered into Investment Subadvisory Agreements with Loomis, Sayles & Company, L.P. (Loomis Sayles) and Renissance Investment Management (Renaissance), under which Loomis Sayles and Renaissance each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). These arrangements provide for monthly fees that are paid by the Manager.

The Manager (not the Fund) pays Loomis Sayles a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that Loomis Sayles manages. For the six-month period ended January 31, 2019, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Loomis Sayles, of $1,756,000.

The Manager (not the Fund) pays Renaissance a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that Renaissance manages. For the six-month period ended January 31, 2019, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Renaissance, of $958,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.10% of average daily net assets of the Funds Shares and Institutional Shares, respectively. For the six-month period ended January 31, 2019, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,159,000 and $586,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2019, the Fund reimbursed the

================================================================================

22  | USAA GROWTH FUND

================================================================================

Manager $1,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average daily net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2019, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $773,000 and $586,000, respectively.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 16 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at usaa.com. As of January 31, 2019, the Fund recorded a payable for capital shares redeemed of $3,590,000 for the USAA fund-of-funds purchases and redemptions of Institutional Shares. As of January 31, 2019, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                 0.1
Cornerstone Equity                                                       0.3
Target Retirement Income                                                 0.2
Target Retirement 2020                                                   0.8
Target Retirement 2030                                                   2.5
Target Retirement 2040                                                   3.4
Target Retirement 2050                                                   2.0
Target Retirement 2060                                                   0.2

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(10) RECENTLY ADOPTED ACCOUNTING STANDARDS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the

================================================================================

24  | USAA GROWTH FUND

================================================================================

entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                  SIX-MONTH
                                 PERIOD ENDED
                                  JANUARY 31,                    YEAR ENDED JULY 31,
                               ---------------------------------------------------------------------------------------
                                     2019             2018           2017           2016           2015           2014
                               ---------------------------------------------------------------------------------------
Net asset value at
  beginning of period          $    32.15       $    28.65     $    25.53     $    25.91     $    23.62     $    20.05
                               ---------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .04              .07            .09            .10            .28            .11
  Net realized and
    unrealized gain (loss)           (.45)            4.18           4.31           1.19           3.73           3.63
                               ---------------------------------------------------------------------------------------
Total from investment
  operations                         (.41)            4.25           4.40           1.29           4.01           3.74
                               ---------------------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.09)            (.05)          (.05)          (.11)          (.28)          (.17)
  Realized capital gains            (3.44)            (.70)         (1.23)         (1.56)         (1.44)             -
                               ---------------------------------------------------------------------------------------
Total distributions                 (3.53)            (.75)         (1.28)         (1.67)         (1.72)          (.17)
                               ---------------------------------------------------------------------------------------
Net asset value at
  end of period                $    28.21       $    32.15     $    28.65     $    25.53     $    25.91     $    23.62
                               =======================================================================================
Total return (%)*                    (.81)           14.99          18.04           5.25          17.50          18.71
Net assets at end
  of period (000)              $1,528,744       $1,581,693     $1,375,305     $1,143,344     $1,262,075     $1,101,533
Ratios to average
  daily net assets:**
  Expenses (%)(a),(b)                 .91(c)           .97           1.09           1.11           1.08(d)        1.00
  Expenses, excluding
    reimbursements (%)(a),(b)         .91(c)           .97           1.09           1.11           1.11           1.12
  Net investment
    income (%)                        .34(c)           .33            .36            .36            .25            .39
Portfolio turnover (%)                  9               19             17             18             31             31

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $1,532,271,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.00% of the Fund Shares' average daily net assets.

================================================================================

26  | USAA GROWTH FUND

================================================================================

INSTITUTIONAL SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                  SIX-MONTH
                                 PERIOD ENDED
                                  JANUARY 31,                    YEAR ENDED JULY 31,
                               ---------------------------------------------------------------------------------------
                                     2019             2018           2017           2016           2015           2014
                               ---------------------------------------------------------------------------------------
Net asset value at
  beginning of period          $    32.08       $    28.59     $    25.48     $    25.86       $  23.57       $  20.02
                               ---------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .06              .09            .12            .15            .30            .10
  Net realized and
    unrealized gain (loss)           (.45)            4.18           4.30           1.16           3.72           3.62
                               ---------------------------------------------------------------------------------------
Total from investment
  operations                         (.39)            4.27           4.42           1.31           4.02           3.72
                               ---------------------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.10)            (.08)          (.08)          (.13)          (.29)          (.17)
  Realized capital gains            (3.44)            (.70)         (1.23)         (1.56)         (1.44)             -
                               ---------------------------------------------------------------------------------------
Total distributions                 (3.54)            (.78)         (1.31)         (1.69)         (1.73)          (.17)
                               ---------------------------------------------------------------------------------------
Net asset value at
  end of period                $    28.15       $    32.08     $    28.59     $    25.48       $  25.86       $  23.57
                               =======================================================================================
Total return (%)*                    (.76)           15.07          18.14           5.34          17.57          18.66
Net assets at end
  of period (000)              $1,124,691       $1,324,054     $1,299,751     $1,012,360       $865,996       $717,579
Ratios to average
  daily net assets:**
  Expenses (%)(a),(b)                 .86(c)           .92           1.01           1.02           1.01           1.00
  Net investment
    income (%)                        .40(c)           .39            .43            .47            .31            .39
Portfolio turnover (%)                  9               19             17             18             31             31

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $1,159,946,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  27

================================================================================

EXPENSE EXAMPLE

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2018, through January 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

28  | USAA GROWTH FUND

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING               ENDING               DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE          AUGUST 1, 2018 -
                                         AUGUST 1, 2018        JANUARY 31, 2019        JANUARY 31, 2019
                                         --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00               $  991.90                 $4.57

Hypothetical
 (5% return before expenses)                1,000.00                1,020.62                  4.63

INSTITUTIONAL SHARES
Actual                                      1,000.00                  992.40                  4.32

Hypothetical
 (5% return before expenses)                1,000.00                1,020.87                  4.38

*Expenses are equal to the annualized expense ratio of 0.91% for Fund Shares and 0.86% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (0.81)% for Fund Shares and (0.76)% for Institutional Shares for the six-month period of August 1, 2018, through January 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  29

================================================================================

ADVISORY AGREEMENT(S)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

30  | USAA GROWTH FUND

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

================================================================================

32  | USAA GROWTH FUND

================================================================================

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  33

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o   With the exception of the USAA S&P 500 Index Fund, USAA Extended
        Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short- Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

34  | USAA GROWTH FUND

================================================================================

        businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

================================================================================

                                                     ADVISORY AGREEMENT(S) |  35

================================================================================

is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

36  | USAA GROWTH FUND

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

================================================================================

                                                     ADVISORY AGREEMENT(S) |  37

================================================================================

objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

================================================================================

38  | USAA GROWTH FUND

================================================================================

Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

================================================================================

                                                     ADVISORY AGREEMENT(S) |  39

================================================================================

the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

40  | USAA GROWTH FUND

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered

================================================================================

42  | USAA GROWTH FUND

================================================================================

each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

At the 2018 15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

================================================================================

44  | USAA GROWTH FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
   >>  Secure
   >>  Saves Time
   >>  Good for the Environment

Sign up today for online document delivery at USAA.COM/UDO

[LOGO OF USAA]
     USAA      We know what it means to serve.(R)

================================================================================
23420-0319                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA GROWTH & INCOME FUND]

================================================================================

    SEMIANNUAL REPORT
    USAA GROWTH & INCOME FUND
    FUND SHARES (USGRX) o INSTITUTIONAL SHARES (UIGIX)
    o ADVISER SHARES (USGIX)
    JANUARY 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

INVESTMENT OVERVIEW                                                            1

FINANCIAL INFORMATION

   Portfolio of Investments                                                    2

   Notes to Portfolio of Investments                                           9

   Financial Statements                                                       10

   Notes to Financial Statements                                              14

   Financial Highlights                                                       30

EXPENSE EXAMPLE                                                               33

ADVISORY AGREEMENT(S)                                                         35

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
                         o TOP 10 HOLDINGS* - 1/31/19 o
                                (% of Net Assets)

Microsoft Corp. ........................................................... 2.6%
Norwegian Cruise Line Holdings Ltd. ....................................... 2.4%
Canadian Pacific Railway Ltd. ............................................. 2.2%
CME Group, Inc. ........................................................... 1.8%
UnitedHealth Group, Inc. .................................................. 1.8%
Amazon.com, Inc. .......................................................... 1.7%
MGM Resorts International ................................................. 1.7%
Broadcom, Inc. ............................................................ 1.5%
Visa, Inc. "A" ............................................................ 1.5%
Royal Caribbean Cruises Ltd. .............................................. 1.4%

                        o SECTOR ALLOCATION* - 1/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIAL                                                                  18.9%
CONSUMER, CYCLICAL                                                         17.5%
INDUSTRIAL                                                                 14.8%
TECHNOLOGY                                                                 14.0%
CONSUMER, NON-CYCLICAL                                                     12.5%
ENERGY                                                                      7.7%
COMMUNICATIONS                                                              6.8%
BASIC MATERIALS                                                             3.2%
UTILITIES                                                                   1.2%

                                   [END CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.
Percentages are of the net assets of the Fund and may not equal 100%.
The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.
Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  1

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             EQUITY SECURITIES (96.6%)

             COMMON STOCKS (96.6%)

             BASIC MATERIALS (3.2%)
             ----------------------
             CHEMICALS (3.2%)
    67,800   Air Products & Chemicals, Inc.                                    $   11,145
                                                                               ----------
   155,903   DowDuPont, Inc.                                                        8,389
    68,000   Linde plc                                                             11,085
    68,900   LyondellBasell Industries N.V. "A"                                     5,992
   631,000   Mosaic Co.                                                            20,369
                                                                               ----------
             Total Basic Materials                                                 56,980
                                                                               ----------
             COMMUNICATIONS (6.8%)
             ---------------------
             INTERNET (3.8%)
    18,916   Alphabet, Inc. "A"(a)                                                 21,298
    17,400   Amazon.com, Inc.(a)                                                   29,906
    96,000   Facebook, Inc. "A"(a)                                                 16,002
                                                                               ----------
                                                                                   67,206
                                                                               ----------
             MEDIA (2.2%)
   499,964   Comcast Corp. "A"                                                     18,284
   193,200   Walt Disney Co.                                                       21,545
                                                                               ----------
                                                                                   39,829
                                                                               ----------
             TELECOMMUNICATIONS (0.8%)
   200,000   Juniper Networks, Inc.                                                 5,188
   142,500   T-Mobile US, Inc.(a)                                                   9,921
                                                                               ----------
                                                                                   15,109
                                                                               ----------
             Total Communications                                                 122,144
                                                                               ----------
             CONSUMER, CYCLICAL (17.5%)
             --------------------------
             AIRLINES (2.1%)
   143,000   Alaska Air Group, Inc.                                                 9,145
    77,566   Delta Air Lines, Inc.                                                  3,834
   293,000   United Continental Holdings, Inc.(a)                                  25,570
                                                                               ----------
                                                                                   38,549
                                                                               ----------
             APPAREL (0.9%)
   192,000   NIKE, Inc. "B"                                                        15,721
                                                                               ----------

================================================================================

2  | USAA GROWTH & INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             AUTO MANUFACTURERS (0.7%)
    42,000   Tesla, Inc.(a)                                                    $   12,895
                                                                               ----------
             ENTERTAINMENT (0.2%)
    23,000   Vail Resorts, Inc.                                                     4,330
                                                                               ----------
             FOOD SERVICE (0.4%)
   200,677   Aramark                                                                6,612
                                                                               ----------
             HOME BUILDERS (1.1%)
   412,705   Lennar Corp. "A"                                                      19,571
                                                                               ----------
             LEISURE TIME (3.8%)
   823,622   Norwegian Cruise Line Holdings Ltd.(a)                                42,359
   215,533   Royal Caribbean Cruises Ltd.                                          25,875
                                                                               ----------
                                                                                   68,234
                                                                               ----------
             LODGING (3.2%)
    91,700   Hilton Worldwide Holdings, Inc.                                        6,830
   341,610   Las Vegas Sands Corp.                                                 19,936
 1,013,831   MGM Resorts International                                             29,847
                                                                               ----------
                                                                                   56,613
                                                                               ----------
             RETAIL (5.1%)
    60,797   Advance Auto Parts, Inc.                                               9,679
    35,100   Chipotle Mexican Grill, Inc.(a)                                       18,589
   112,183   Dollar General Corp.                                                  12,949
   115,890   Home Depot, Inc.                                                      21,269
   108,166   Lowe's Companies, Inc.                                                10,401
   260,000   Nordstrom, Inc.                                                       12,067
    65,000   Tiffany & Co.                                                          5,768
                                                                               ----------
                                                                                   90,722
                                                                               ----------
             Total Consumer, Cyclical                                             313,247
                                                                               ----------
             CONSUMER, NON-CYCLICAL (12.5%)
             ------------------------------
             AGRICULTURE (0.4%)
    55,581   Altria Group, Inc.                                                     2,743
    57,174   Philip Morris International, Inc.                                      4,386
                                                                               ----------
                                                                                    7,129
                                                                               ----------
             BEVERAGES (0.5%)
   205,669   Coca-Cola European Partners plc                                        9,786
                                                                               ----------
             COMMERCIAL SERVICES (0.9%)
    22,600   AMERCO                                                                 8,196
   271,932   Nielsen Holdings plc                                                   6,983
                                                                               ----------
                                                                                   15,179
                                                                               ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  3

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             COSMETICS/PERSONAL CARE (0.4%)
   120,000   Colgate-Palmolive Co.                                             $    7,762
                                                                               ----------
             FOOD (1.0%)
   162,500   Kraft Heinz Co.                                                        7,810
   382,000   Kroger Co.                                                            10,822
                                                                               ----------
                                                                                   18,632
                                                                               ----------
             HEALTHCARE PRODUCTS (2.6%)
    45,000   Align Technology, Inc.(a)                                             11,203
    90,000   Danaher Corp.                                                          9,983
    82,000   Edwards Lifesciences Corp.(a)                                         13,974
   133,300   Medtronic plc                                                         11,782
                                                                               ----------
                                                                                   46,942
                                                                               ----------
             HEALTHCARE-SERVICES (2.7%)
    52,028   Anthem, Inc.                                                          15,765
   118,100   UnitedHealth Group, Inc.                                              31,910
                                                                               ----------
                                                                                   47,675
                                                                               ----------
             PHARMACEUTICALS (4.0%)
    63,265   Allergan plc                                                           9,109
    50,271   Cigna Corp.                                                           10,045
   159,599   CVS Health Corp.                                                      10,462
    95,400   Johnson & Johnson                                                     12,696
    86,125   Merck & Co., Inc.                                                      6,410
   286,882   Pfizer, Inc.                                                          12,178
   155,626   Sanofi ADR                                                             6,762
   186,157   Teva Pharmaceutical Industries Ltd. ADR(a)                             3,695
                                                                               ----------
                                                                                   71,357
                                                                               ----------
             Total Consumer, Non-cyclical                                         224,462
                                                                               ----------
             ENERGY (7.7%)
             -------------
             OIL & GAS (7.2%)
   380,000   Antero Resources Corp.(a)                                              3,823
   255,100   BP plc ADR                                                            10,490
   250,000   Cabot Oil & Gas Corp.                                                  6,238
    87,400   Chevron Corp.                                                         10,020
   101,540   Cimarex Energy Co.                                                     7,650
   199,800   ConocoPhillips                                                        13,524
   195,000   EOG Resources, Inc.                                                   19,344
   193,357   Hess Corp.                                                            10,441
   924,313   Kosmos Energy Ltd.(a)                                                  4,742
    99,400   Occidental Petroleum Corp.                                             6,638
   283,050   Parsley Energy, Inc. "A"(a)                                            5,259
   100,900   Phillips 66                                                            9,627

================================================================================

4  | USAA GROWTH & INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
   500,000   Transocean Ltd.(a),(b)                                            $    4,285
   102,852   Valero Energy Corp.                                                    9,033
   312,105   Vermilion Energy, Inc.                                                 7,662
                                                                               ----------
                                                                                  128,776
                                                                               ----------
             OIL & GAS SERVICES (0.5%)
   326,000   Halliburton Co.                                                       10,223
                                                                               ----------
             Total Energy                                                         138,999
                                                                               ----------
             FINANCIAL (18.9%)
             -----------------
             BANKS (7.5%)
   490,000   Bank of America Corp.                                                 13,950
   468,175   Bank of New York Mellon Corp.                                         24,495
   200,000   Fifth Third Bancorp                                                    5,364
   128,292   J.P. Morgan Chase & Co.                                               13,278
 1,171,700   KeyCorp                                                               19,298
   430,700   Morgan Stanley                                                        18,219
   131,264   State Street Corp.                                                     9,307
   435,316   U.S. Bancorp.                                                         22,271
   196,935   Wells Fargo & Co.                                                      9,632
                                                                               ----------
                                                                                  135,814
                                                                               ----------
             DIVERSIFIED FINANCIAL SERVICES (7.6%)
   130,900   American Express Co.                                                  13,443
    83,122   Ameriprise Financial, Inc.                                            10,523
   397,900   Charles Schwab Corp.                                                  18,610
   177,070   CME Group, Inc.                                                       32,276
   198,009   E*TRADE Financial Corp.                                                9,239
   370,876   Jefferies Financial Group, Inc.                                        7,718
   460,320   Navient Corp.                                                          5,248
 1,173,520   SLM Corp.(a)                                                          12,568
   195,960   Visa, Inc. "A"                                                        26,457
                                                                               ----------
                                                                                  136,082
                                                                               ----------
             INSURANCE (2.4%)
   100,000   Allstate Corp.                                                         8,787
   123,917   American International Group, Inc.                                     5,357
    54,700   Berkshire Hathaway, Inc. "B"(a)                                       11,243
   157,500   Fidelity National Financial, Inc.                                      5,695
    70,459   Willis Towers Watson plc                                              11,470
                                                                               ----------
                                                                                   42,552
                                                                               ----------
             REITS (1.0%)
   161,262   Liberty Property Trust                                                 7,602
   328,223   MGM Growth Properties, LLC "A"                                        10,175
                                                                               ----------
                                                                                   17,777
                                                                               ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  5

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             SAVINGS & LOANS (0.4%)
   651,400   New York Community Bancorp, Inc.                                  $    7,569
                                                                               ----------
             Total Financial                                                      339,794
                                                                               ----------
             INDUSTRIAL (14.8%)
             ------------------
             AEROSPACE/DEFENSE (3.3%)
    65,360   Boeing Co.                                                            25,204
   298,400   Spirit AeroSystems Holdings, Inc. "A"                                 24,886
    84,405   United Technologies Corp.                                              9,966
                                                                               ----------
                                                                                   60,056
                                                                               ----------
             BUILDING MATERIALS (1.9%)
   228,703   Johnson Controls International plc                                     7,723
   132,496   Owens Corning                                                          6,942
   196,500   Vulcan Materials Co.                                                  19,974
                                                                               ----------
                                                                                   34,639
                                                                               ----------
             ELECTRONICS (0.6%)
    69,720   Honeywell International, Inc.                                         10,014
                                                                               ----------
             ENVIRONMENTAL CONTROL (0.8%)
   186,700   Republic Services, Inc.                                               14,322
                                                                               ----------
             HAND/MACHINE TOOLS (0.6%)
    79,275   Stanley Black & Decker, Inc.                                          10,023
                                                                               ----------
             MACHINERY-DIVERSIFIED (1.3%)
   105,000   Deere & Co.                                                           17,220
    92,898   Wabtec Corp.(b)                                                        6,425
                                                                               ----------
                                                                                   23,645
                                                                               ----------
             MISCELLANEOUS MANUFACTURERS (1.4%)
 1,144,274   General Electric Co.                                                  11,626
   100,000   Illinois Tool Works, Inc.                                             13,731
                                                                               ----------
                                                                                   25,357
                                                                               ----------
             TRANSPORTATION (4.9%)
   191,500   Canadian Pacific Railway Ltd.                                         39,238
   300,000   CSX Corp.                                                             19,710
    62,055   FedEx Corp.                                                           11,019
   162,000   Kansas City Southern                                                  17,132
                                                                               ----------
                                                                                   87,099
                                                                               ----------
             Total Industrial                                                     265,155
                                                                               ----------

================================================================================

6  | USAA GROWTH & INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             TECHNOLOGY (14.0%)
             ------------------
             COMPUTERS (2.4%)
    85,950   Apple, Inc.                                                       $   14,306
   353,455   Hewlett Packard Enterprise Co.                                         5,510
 1,013,000   HP, Inc.                                                              22,317
                                                                               ----------
                                                                                   42,133
                                                                               ----------
             SEMICONDUCTORS (6.9%)
   329,000   Applied Materials, Inc.                                               12,857
   101,543   Broadcom, Inc.                                                        27,239
   358,489   Marvell Technology Group Ltd.                                          6,643
   200,000   Maxim Integrated Products, Inc.                                       10,854
   106,401   Microchip Technology, Inc.(b)                                          8,551
    25,000   NVIDIA Corp.                                                           3,594
   248,300   NXP Semiconductors N.V.                                               21,610
   137,305   QUALCOMM, Inc.                                                         6,799
   170,300   Texas Instruments, Inc.                                               17,146
    82,000   Xilinx, Inc.                                                           9,179
                                                                               ----------
                                                                                  124,472
                                                                               ----------
             SOFTWARE (4.7%)
    61,000   Adobe, Inc.(a)                                                        15,117
   453,433   Microsoft Corp.                                                       47,352
   430,265   Oracle Corp.                                                          21,612
                                                                               ----------
                                                                                   84,081
                                                                               ----------
             Total Technology                                                     250,686
                                                                               ----------
             UTILITIES (1.2%)
             ----------------
             ELECTRIC (1.2%)
   153,914   Dominion Energy, Inc.                                                 10,811
   238,466   Exelon Corp.                                                          11,389
                                                                               ----------
             Total Utilities                                                       22,200
                                                                               ----------
             Total Common Stocks (cost: $1,285,499)                             1,733,667
                                                                               ----------
             Total Equity Securities (cost: $1,285,499)                         1,733,667
                                                                               ----------

             MONEY MARKET INSTRUMENTS (3.6%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (3.6%)
65,286,189   State Street Institutional Treasury Money Market Fund
               Premier Class, 2.31%(c) (cost: $65,286)                             65,286
                                                                               ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  7

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS PURCHASED WITH CASH
             COLLATERAL FROM SECURITIES LOANED (0.4%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.4%)
 2,016,462   Goldman Sachs Financial Square Government Fund
               Institutional Class, 2.34%(c)                                   $    2,016
 4,296,792   HSBC U.S. Government Money Market Fund Class I, 2.38%(c)               4,297
                                                                               ----------
             Total Short-Term Investments Purchased with Cash Collateral
               from Securities Loaned (cost: $6,313)                                6,313
                                                                               ----------
             TOTAL INVESTMENTS (COST: $1,357,098)                              $1,805,266
                                                                               ==========

-----------------------------------------------------------------------------------------
($ IN 000s)                        VALUATION HIERARCHY
-----------------------------------------------------------------------------------------
ASSETS                                 LEVEL 1        LEVEL 2        LEVEL 3        TOTAL
-----------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                     $1,733,667             $-             $-   $1,733,667

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                  65,286              -              -       65,286

Short-Term Investments Purchased
  with Cash Collateral from
  Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                   6,313              -              -        6,313
-----------------------------------------------------------------------------------------
Total                               $1,805,266             $-             $-   $1,805,266
-----------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At January 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

8  | USAA GROWTH & INCOME FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 6.4% of net assets at January 31, 2019.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) The security, or a portion thereof, was out on loan as of January 31, 2019.

    (c) Rate represents the money market fund annualized seven-day yield at January 31, 2019.

See accompanying notes to financial statements.

================================================================================

                                          NOTES TO PORTFOLIO OF INVESTMENTS |  9

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities on
       loan of $6,144) (cost of $1,357,098)                                    $1,805,266
   Receivables:
       Capital shares sold                                                            312
       Dividends and interest                                                       1,214
       Securities sold                                                              1,665
       Other                                                                            1
                                                                               ----------
           Total assets                                                         1,808,458
                                                                               ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                             6,313
       Securities purchased                                                         6,609
       Capital shares redeemed                                                        565
   Accrued management fees                                                            875
   Accrued transfer agent's fees                                                       34
   Other accrued expenses and payables                                                162
                                                                               ----------
           Total liabilities                                                       14,558
                                                                               ----------
              Net assets applicable to capital shares outstanding              $1,793,900
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $1,331,250
   Distributable earnings                                                         462,650
                                                                               ----------
              Net assets applicable to capital shares outstanding              $1,793,900
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,630,714/72,265 capital shares
           outstanding, no par value)                                          $    22.57
                                                                               ==========
       Institutional Shares (net assets of $153,762/6,820 capital shares
           outstanding, no par value)                                          $    22.55
                                                                               ==========
       Adviser Shares (net assets of $9,424/419 capital shares
           outstanding, no par value)                                          $    22.49
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

10  | USAA GROWTH & INCOME FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $96)                   $   16,644
   Interest                                                                  703
   Securities lending (net)                                                   43
                                                                      ----------
       Total income                                                       17,390
                                                                      ----------
EXPENSES
   Management fees                                                         5,532
   Administration and servicing fees:
       Fund Shares                                                         1,261
       Institutional Shares                                                   76
       Adviser Shares                                                          8
   Transfer agent's fees:
       Fund Shares                                                           855
       Institutional Shares                                                   76
       Adviser Shares                                                          1
   Distribution and service fees (Note 7):
       Adviser Shares                                                         13
   Custody and accounting fees:
       Fund Shares                                                           102
       Institutional Shares                                                   11
       Adviser Shares                                                          1
   Postage:
       Fund Shares                                                            40
   Shareholder reporting fees:
       Fund Shares                                                            25
   Trustees' fees                                                             17
   Registration fees:
       Fund Shares                                                            20
       Institutional Shares                                                   10
       Adviser Shares                                                          9

================================================================================

                                                      FINANCIAL STATEMENTS |  11

================================================================================

   Professional fees                                                  $       53
   Other                                                                      16
                                                                      ----------
            Total expenses                                                 8,126
                                                                      ----------
   Expenses reimbursed:
        Adviser Shares                                                        (4)
                                                                      ----------
            Net expenses                                                   8,122
                                                                      ----------
NET INVESTMENT INCOME                                                      9,268
                                                                      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on:
      Investments                                                         46,273
      Foreign currency transactions                                            2
   Change in net unrealized appreciation/(depreciation)                 (140,190)
                                                                      ----------
            Net realized and unrealized loss                             (93,915)
                                                                      ----------
   Decrease in net assets resulting from operations                   $  (84,647)
                                                                      ==========

See accompanying notes to financial statements.

================================================================================

12  | USAA GROWTH & INCOME FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited), and year ended
July 31, 2018

---------------------------------------------------------------------------------------------------

                                                                       1/31/2019          7/31/2018
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                              $    9,268         $   14,939
   Net realized gain on investments                                       46,273            153,769
   Net realized gain on foreign currency transactions                          2                  4
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                       (140,190)            66,344
      Foreign currency translations                                            -                 (4)
                                                                      -----------------------------
      Increase (decrease) in net assets resulting from operations        (84,647)           235,052
                                                                      -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                          (158,045)           (84,365)
   Institutional Shares                                                  (14,369)            (7,455)
   Adviser Shares                                                           (978)              (503)
                                                                      -----------------------------
        Distributions to shareholders                                   (173,392)           (92,323)
                                                                      -----------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                           110,253             20,836
   Institutional Shares                                                   15,351              7,556
   Adviser Shares                                                             70                 71
                                                                      -----------------------------
      Total net increase in net assets from
            capital share transactions                                   125,674             28,463
                                                                      -----------------------------
   Net increase (decrease) in net assets                                (132,365)           171,192

NET ASSETS
   Beginning of period                                                 1,926,265          1,755,073
                                                                      -----------------------------
   End of period                                                      $1,793,900         $1,926,265
                                                                      =============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Growth & Income Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objectives are to seek capital growth and, secondarily, current income.

The Fund consists of three classes of shares: Growth & Income Fund Shares (Fund Shares), Growth & Income Fund Institutional Shares (Institutional Shares), and Growth & Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available

================================================================================

14  | USAA GROWTH & INCOME FUND

================================================================================

to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed during the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Fund's Board of Trustees and of the Fund's shareholders at a special shareholder meeting to be held on April 18, 2019. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies. In connection with the Transaction, Victory proposes to replace portfolio managers employed by AMCO that currently manage all or a portion of the Fund with portfolio managers from one or more investment teams employed by Victory.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and

================================================================================

16  | USAA GROWTH & INCOME FUND

================================================================================

        will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

        been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

18  | USAA GROWTH & INCOME FUND

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the six-month period ended January 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. Effective September 30, 2018, the commission recapture program ended. For the six-month period ended January 31, 2019, the Fund did not receive any brokerage commission recapture credits.

================================================================================

20  | USAA GROWTH & INCOME FUND

================================================================================

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

For the six-month period ended January 31, 2019, the Fund paid CAPCO facility fees of $7,000, which represents 2.2% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2019.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2019, in accordance with applicable federal tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of January 31, 2019, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements. The net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                           NET
                                    GROSS              GROSS            UNREALIZED
                                  UNREALIZED         UNREALIZED        APPRECIATION/
FUND                             APPRECIATION       DEPRECIATION      (DEPRECIATION)
------------------------------------------------------------------------------------
USAA Growth &
  Income Fund                    $518,255,000      $(70,087,000)       $448,168,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2019, were $139,491,000 and $164,442,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by

================================================================================

22  | USAA GROWTH & INCOME FUND

================================================================================

Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At January 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
    ON LOAN                       NON-CASH COLLATERAL                CASH COLLATERAL
------------------------------------------------------------------------------------
  $6,144,000                             $-                             $6,313,000

(6) CAPITAL SHARE TRANSACTIONS

At January 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                       SIX-MONTH
                                     PERIOD ENDED                  YEAR ENDED
                                   JANUARY 31, 2019               JULY 31, 2018
------------------------------------------------------------------------------------
                                SHARES         AMOUNT         SHARES         AMOUNT
                                ----------------------------------------------------
FUND SHARES:
Shares sold                      1,979        $ 48,026         4,764       $ 120,587
Shares issued from
  reinvested dividends           7,121         155,761         3,327          83,086
Shares redeemed                 (3,896)        (93,534)       (7,236)       (182,837)
                                ----------------------------------------------------
Net increase from capital
  share transactions             5,204        $110,253           855       $  20,836
                                ====================================================
INSTITUTIONAL SHARES:
Shares sold                        359        $  8,275           451       $  11,224
Shares issued from
  reinvested dividends             657          14,365           299           7,455
Shares redeemed                   (278)         (7,289)         (441)        (11,123)
                                ----------------------------------------------------
Net increase from capital
  share transactions               738        $ 15,351           309       $   7,556
                                ====================================================
ADVISER SHARES:
Shares sold                          3        $     83             4       $     105
Shares issued from
  reinvested dividends               2              35             1              17
Shares redeemed                     (2)            (48)           (2)            (51)
                                ----------------------------------------------------
Net increase from capital
  share transactions                 3        $     70             3       $      71
                                ====================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

================================================================================

24  | USAA GROWTH & INCOME FUND

================================================================================

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Multi-Cap Core Funds Index. The Lipper Multi-Cap Core Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Core Funds category.

For the Fund Shares, Institutional Shares, and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                     ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                  (IN BASIS POINTS)(1)
    ----------------------------------------------------------------------------
    +/- 100 to 400                                        +/- 4
    +/- 401 to 700                                        +/- 5
    +/- 701 and greater                                   +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

For the six-month period ended January 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $5,532,000. The Fund Shares, Institutional Shares, and Adviser Shares did not incur any performance adjustment.

SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS), under which BHMS directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). These arrangements provide for monthly fees that are paid by the Manager.

The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate net assets that BHMS manages in the USAA Value Fund and the USAA Growth & Income Fund combined, in an annual amount of 0.75% on the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the six-month period ended January 31, 2019, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to BHMS, of $741,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares and Adviser Shares, and 0.10% of average daily net assets of the Institutional Shares. For the six-month period ended January 31, 2019, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,261,000, $76,000, and $8,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For

================================================================================

26  | USAA GROWTH & INCOME FUND

================================================================================

the six-month period ended January 31, 2019, the Fund reimbursed the Manager less than $500 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through November 30, 2019, to limit the total annual operating expenses of the Adviser Shares to 1.15% of their average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Prior to December 1, 2018, the Institutional Shares' expense limitation was 0.85% of its average daily net assets. For the six-month period ended January 31, 2019, the Adviser Shares incurred reimbursable expenses of $4,000.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average daily net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2019, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $855,000, $76,000, and $1,000, respectively.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

For the six-month period ended January 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees of $13,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA a large, diversified financial services institution. At January 31, 2019, USAA and its affiliates owned 398,000 Adviser Shares, which represents 94.9% of the Adviser Shares outstanding and 0.5% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(10) RECENTLY ADOPTED ACCOUNTING STANDARDS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and

================================================================================

28  | USAA GROWTH & INCOME FUND

================================================================================

the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                          YEAR ENDED JULY 31,
                             --------------------------------------------------------------------------------
                                   2019          2018          2017          2016          2015          2014
                             --------------------------------------------------------------------------------
Net asset value at
  beginning of period        $    26.19    $    24.25    $    20.39    $    22.00    $    22.63    $    19.39
                             --------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .12           .19           .21           .15           .17           .21
  Net realized and
    unrealized gain (loss)        (1.36)         3.03          3.94          (.51)         2.14          3.24
                             --------------------------------------------------------------------------------
Total from investment
  operations                      (1.24)         3.22          4.15          (.36)         2.31          3.45
                             --------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.12)         (.18)         (.22)         (.14)         (.18)         (.21)
  Realized capital gains          (2.26)        (1.10)         (.07)        (1.11)        (2.76)            -
                             --------------------------------------------------------------------------------
Total distributions               (2.38)        (1.28)         (.29)        (1.25)        (2.94)         (.21)
                             --------------------------------------------------------------------------------
Net asset value at
  end of period              $    22.57    $    26.19    $    24.25    $    20.39    $    22.00    $    22.63
                             ================================================================================
Total return (%)*                 (4.39)        13.59         20.49         (1.49)        10.70         17.86
Net assets at
  end of period (000)        $1,630,714    $1,756,259    $1,605,220    $1,380,560    $1,583,353    $1,514,795
Ratios to average
  daily net assets:**
  Expenses (%)(a)                   .88(b)        .88           .91           .95           .93           .94(c)
  Net investment
    income (%)                     1.00(b)        .80           .89           .78           .66           .97
Portfolio turnover (%)                8            23            21            22            35            61(d)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $1,666,148,000.
(a) Does not include acquired fund fees, if any.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(d) Reflects decreased trading activity due to changes in subadviser(s).

================================================================================

30  | USAA GROWTH & INCOME FUND

================================================================================

INSTITUTIONAL SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                               SIX-MONTH                                            PERIOD
                                              PERIOD ENDED                                           ENDED
                                               JANUARY 31,          YEAR ENDED JULY 31,           JULY 31,
                                              ------------------------------------------------------------
                                                  2019             2018              2017             2016***
                                              ------------------------------------------------------------
Net asset value at beginning of period        $  26.17         $  24.23          $  20.38         $  22.10
                                              ------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                            .13              .20               .22              .16
  Net realized and unrealized gain (loss)        (1.36)            3.03              3.94             (.60)
                                              ------------------------------------------------------------
Total from investment operations                 (1.23)            3.23              4.16             (.44)
                                              ------------------------------------------------------------
Less distributions from:
  Net investment income                           (.13)            (.19)             (.24)            (.17)
  Realized capital gains                         (2.26)           (1.10)             (.07)           (1.11)
                                              ------------------------------------------------------------
Total distributions                              (2.39)           (1.29)             (.31)           (1.28)
                                              ------------------------------------------------------------
Net asset value at end of period              $  22.55         $  26.17          $  24.23         $  20.38
                                              ============================================================
Total return (%)*                                (4.37)           13.66             20.54            (1.87)
Net assets at end of period (000)             $153,762         $159,148          $139,866         $177,512
Ratios to average daily net assets:**
  Expenses (%)(a)                                  .84(b),(c)       .84               .85              .85(b)
  Expenses, excluding reimbursements (%)(a)        .84(b)           .84               .85              .87(b)
  Net investment income (%)                       1.05(b)           .85               .95              .83(b)
Portfolio turnover (%)                               8               23                21               22

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $150,891,000.
*** Institutional Shares commenced operations on August 7, 2015.
(a) Does not include acquired fund fees, if any.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Prior to December 1, 2018, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.85% of the Institutional Shares' average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  31

================================================================================

ADVISER SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                  SIX-MONTH
                                 PERIOD ENDED
                                  JANUARY 31,                        YEAR ENDED JULY 31,
                                 ----------------------------------------------------------------------------
                                   2019          2018          2017          2016          2015          2014
                                 ----------------------------------------------------------------------------
Net asset value at
  beginning of period            $26.10       $ 24.17        $20.32        $21.93        $22.56        $19.34
                                 ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .09           .12           .15           .10           .10           .15
  Net realized and
    unrealized gain (loss)        (1.35)         3.02          3.91          (.50)         2.14          3.23
                                 ----------------------------------------------------------------------------
Total from investment
  operations                      (1.26)         3.14          4.06          (.40)         2.24          3.38
                                 ----------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.09)         (.11)         (.14)         (.10)         (.11)         (.16)
  Realized capital gains          (2.26)        (1.10)         (.07)        (1.11)        (2.76)            -
                                 ----------------------------------------------------------------------------
Total distributions               (2.35)        (1.21)         (.21)        (1.21)        (2.87)         (.16)
                                 ----------------------------------------------------------------------------
Net asset value at
  end of period                  $22.49       $ 26.10        $24.17        $20.32        $21.93        $22.56
                                 ============================================================================
Total return (%)*                 (4.50)        13.28         20.10         (1.72)        10.40         17.51
Net assets at
  end of period (000)            $9,424       $10,858        $9,987        $8,332        $9,098        $9,305
Ratios to average
  daily net assets:**
  Expenses (%)(a)                  1.15(b)       1.17(c)       1.20          1.20          1.22(d)       1.22(e)
  Expenses, excluding
    reimbursements (%)(a)          1.22(b)       1.20          1.24          1.28          1.27          1.22(e)
  Net investment
    income (%)                      .74(b)        .52           .60           .53           .37           .70
Portfolio turnover (%)                8            23            21            22            35            61(f)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $10,174,000.
(a) Does not include acquired fund fees, if any.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Prior to December 1, 2017, the Manager has voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.20% of the Adviser Shares' average daily net assets.
(d) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.30% of the Adviser Shares' average daily net assets.
(e) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(f) Reflects decreased trading activity due to changes in subadviser(s).

================================================================================

32  | USAA GROWTH & INCOME FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2018, through January 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's

================================================================================

                                                           EXPENSE EXAMPLE |  33

================================================================================

actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                          BEGINNING             ENDING                DURING PERIOD*
                                        ACCOUNT VALUE        ACCOUNT VALUE           AUGUST 1, 2018 -
                                        AUGUST 1, 2018      JANUARY 31, 2019         JANUARY 31, 2019
                                        --------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00            $  956.10                   $4.34

Hypothetical
  (5% return before expenses)              1,000.00             1,020.77                    4.48

INSTITUTIONAL SHARES
Actual                                     1,000.00               956.30                    4.14

Hypothetical
  (5% return before expenses)              1,000.00             1,020.97                    4.28

ADVISER SHARES
Actual                                     1,000.00               955.00                    5.67

Hypothetical
  (5% return before expenses)              1,000.00             1,019.41                    5.85

*Expenses are equal to the annualized expense ratio of 0.88% for Fund Shares, 0.84% for Institutional Shares, and 1.15% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (4.39)% for Fund Shares, (4.37)% for Institutional Shares, and (4.50)% for Adviser Shares for the six-month period of August 1, 2018, through January 31, 2019.

================================================================================

34  | USAA GROWTH & INCOME FUND

================================================================================

ADVISORY AGREEMENT(S)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

                                                     ADVISORY AGREEMENT(S) |  35

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

36  | USAA GROWTH & INCOME FUND

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  37

================================================================================

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

38  | USAA GROWTH & INCOME FUND

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o   With the exception of the USAA S&P 500 Index Fund, USAA Extended
        Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short- Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  39

================================================================================

        businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

================================================================================

40  | USAA GROWTH & INCOME FUND

================================================================================

is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

================================================================================

42  | USAA GROWTH & INCOME FUND

================================================================================

objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

================================================================================

44  | USAA GROWTH & INCOME FUND

================================================================================

the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset

================================================================================

46  | USAA GROWTH & INCOME FUND

================================================================================

Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser.

================================================================================

48  | USAA GROWTH & INCOME FUND

================================================================================

At the 2018 15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
   >>  Secure
   >>  Saves Time
   >>  Good for the Environment

Sign up today for online document delivery at USAA.COM/UDO

[LOGO OF USAA]
     USAA      We know what it means to serve.(R)

================================================================================
23432-0319                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                              [GRAPHIC OF USAA HIGH INCOME FUND]

================================================================================

   SEMIANNUAL REPORT
   USAA HIGH INCOME FUND
   o FUND SHARES (USHYX) o INSTITUTIONAL SHARES (UIHIX)
   o ADVISER SHARES (UHYOX) o R6 SHARES (URHIX)
   JANUARY 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

INVESTMENT OVERVIEW                                                            1

FINANCIAL INFORMATION

   Portfolio of Investments                                                    3

   Notes to Portfolio of Investments                                          26

   Financial Statements                                                       32

   Notes to Financial Statements                                              36

   Financial Highlights                                                       54

EXPENSE EXAMPLE                                                               58

ADVISORY AGREEMENT(S)                                                         60

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

                          o TOP 10 HOLDINGS - 1/31/19 o
                                (% of Net Assets)

SPDR Bloomberg Barclays
   High Yield Bond ETF ..................................................  3.0%
iShares iBoxx $ High Yield
   Corporate Bond ETF ...................................................  2.5%
HCA, Inc., 5.63%, 9/01/2028 .............................................  1.5%
Bausch Health Cos, Inc., 6.13%, 4/15/2025 ...............................  1.4%
NuStar Logistics, LP, 9.52% .............................................  1.4%
CSC Holdings, LLC, 10.88%, 10/15/2025 ...................................  1.2%
Sprint Corp., 7.63%, 2/15/2025 ..........................................  1.0%
Clear Channel Worldwide
   Holdings, Inc., 7.63%, 3/15/2020 .....................................  1.0%
Dairy Farmers of America, Inc.,
   cumulative redeemable, 7.88% .........................................  1.0%
ArcelorMittal, 7.00%, 10/15/2039 ........................................  1.0%

 Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  1

================================================================================

                        o SECTOR ALLOCATION* - 1/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

ENERGY                                                                     16.9%
COMMUNICATIONS                                                             15.1%
CONSUMER, NON-CYCLICAL                                                     15.0%
FINANCIAL                                                                  11.8%
CONSUMER, CYCLICAL                                                         10.6%
BASIC MATERIALS                                                             7.9%
INDUSTRIAL                                                                  6.1%
UTILITIES                                                                   3.9%
TECHNOLOGY                                                                  1.9%
MUNICIPAL OBLIGATIONS                                                       0.7%
GOVERNMENT                                                                  0.6%
MORTGAGE SECURITIES                                                         0.4%
DIVERSIFIED                                                                 0.1%

                                   [END CHART]

*Does not include ETFs, Money Market Instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

2  | USAA HIGH INCOME FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                            COUPON                               VALUE
(000)         SECURITY                                                             RATE          MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
              BONDS (89.0%)

              BANK LOANS (4.1%)(a)

              COMMUNICATIONS (0.7%)
              --------------------
              ADVERTISING (0.2%)
$     5,000   Advantage Sales & Marketing, Inc.
                (1 mo. LIBOR + 6.50%)                                              9.00%        7/25/2022         $    3,809
                                                                                                                  ----------
              MEDIA (0.3%)
      2,918   Cengage Learning Acquisitions, Inc.
                (1 mo. LIBOR + 4.25%)                                              6.77         6/07/2023              2,486
      4,310   iHeartCommunications, Inc.(c)                                           -         7/30/2019              2,925
      2,240   iHeartCommunications, Inc.(c)                                           -         1/30/2020              1,520
                                                                                                                  ----------
                                                                                                                       6,931
                                                                                                                  ----------
              TELECOMMUNICATIONS (0.2%)
      2,970   Avaya Holdings Corp. (1 mo. LIBOR + 4.25%)                           6.76        12/15/2024              2,929
      1,000   Intelsat Jackson Holdings S.A.                                       6.63         1/02/2024              1,004
                                                                                                                  ----------
                                                                                                                       3,933
                                                                                                                  ----------
              Total Communications                                                                                    14,673
                                                                                                                  ----------
              CONSUMER, CYCLICAL (1.5%)
              ------------------------
              RETAIL (1.5%)
      2,517   Academy, Ltd. (1 mo. LIBOR + 4.00%)                                  6.50         7/01/2022              1,749
      5,322   Academy, Ltd. (1 mo. LIBOR + 4.00%)                                  6.52         7/01/2022              3,697
      3,834   J.C. Penney Co., Inc. (3 mo. LIBOR + 2.51%)                          6.96         6/23/2023              3,334
      8,745   Neiman Marcus Group Ltd., LLC
                (1 mo. LIBOR + 3.25%)                                              5.76        10/25/2020              7,778
      3,000   NPC International, Inc. (3 mo. LIBOR + 7.50%)                       10.13         4/18/2025              2,805
      1,959   Petsmart, Inc. (1 mo. LIBOR + 3.00%)                                 5.52         3/11/2022              1,648
      8,848   Serta Simmons Bedding, LLC (1 mo. LIBOR + 8.00%)                    10.51        11/08/2024              6,366
      2,948   Staples, Inc. (3 mo. LIBOR + 4.00%)                                  6.54         9/12/2024              2,906
                                                                                                                  ----------
              Total Consumer, Cyclical                                                                                30,283
                                                                                                                  ----------
              CONSUMER, NON-CYCLICAL (0.7%)
              ----------------------------
              COMMERCIAL SERVICES (0.2%)
      2,463   Constellis Holdings, LLC (3 mo. LIBOR + 5.00%)                       7.63         4/21/2024              2,370
      2,500   Constellis Holdings, LLC (3 mo. LIBOR + 9.00%)                      11.74         4/21/2025              2,394
                                                                                                                  ----------
                                                                                                                       4,764
                                                                                                                  ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  3

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                            COUPON                               VALUE
(000)         SECURITY                                                             RATE          MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
              HEALTHCARE-SERVICES (0.5%)
$     5,000   Envision Healthcare Corp. (3 mo. LIBOR + 3.75%)                      6.25%       10/10/2025         $    4,723
      4,500   Wink Holdco, Inc. (1 mo. LIBOR + 6.75%)(e)                           9.25        11/03/2025              4,444
                                                                                                                  ----------
                                                                                                                       9,167
                                                                                                                  ----------
              Total Consumer, Non-cyclical                                                                            13,931
                                                                                                                  ----------
              ENERGY (0.2%)
              ------------
              OIL & GAS (0.2%)
      2,000   California Resources Corp. (1 mo. LIBOR + 4.75%)                     7.25        12/31/2022              1,966
      3,977   KCA Deutag US Finance LLC
                (3 mo. LIBOR + 6.75%)                                              9.55         2/28/2023              3,251
      4,087   Quicksilver Resources, Inc.(c),(f),(g)                                  -         6/21/2019                  6
                                                                                                                  ----------
              Total Energy                                                                                             5,223
                                                                                                                  ----------
              FINANCIAL (0.2%)
              ---------------
              DIVERSIFIED FINANCIAL SERVICES (0.2%)
      5,451   Ditech Holding Corp. (1 mo. LIBOR + 6.00%)                           8.50         6/30/2022              3,707
                                                                                                                  ----------
              INDUSTRIAL (0.3%)
              ----------------
              TRANSPORTATION (0.3%)
      5,641   YRC Worldwide, Inc. (3 mo. LIBOR + 8.50%)                           11.24         7/24/2022              5,489
                                                                                                                  ----------
              TECHNOLOGY (0.5%)
              ----------------
              SOFTWARE (0.5%)
      1,000   Kronos, Inc. (3 mo. LIBOR + 8.25%)                                  10.79        11/01/2024              1,019
      5,000   Mitchell International, Inc.
                (1 mo. LIBOR + 7.25%)(e)                                           9.75        12/01/2025              4,910
        921   Press Ganey Holdings, Inc.
                (1 mo. LIBOR + 6.50%)(g)                                           9.00        10/21/2024                920
      2,451   Sirius Computer Solutions, Inc.
                (1 mo. LIBOR + 4.25%)                                              6.75        10/30/2022              2,445
      1,218   Veritas Bermuda Ltd. (1 mo. LIBOR + 4.50%)                           7.00         1/27/2023              1,068
        399   Veritas Bermuda Ltd. (1 mo. LIBOR + 4.50%)                           7.30         1/27/2023                350
                                                                                                                  ----------
              Total Technology                                                                                        10,712
                                                                                                                  ----------
              Total Bank Loans (cost: $98,917)                                                                        84,018
                                                                                                                  ----------

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

              MORTGAGE SECURITIES (0.1%)
              -------------------------
      3,117   CHL Mortgage Pass-Through Trust
                (1 mo. LIBOR + 0.96%)                                              3.47(h)      2/25/2035              1,053
      1,102   Wells Fargo Mortgage Backed Securities Trust                         4.50(i)      4/25/2035              1,084
                                                                                                                  ----------
              Total Mortgage Securities                                                                                2,137
                                                                                                                  ----------
              Total Collateralized Mortgage Obligations (cost: $2,153)                                                 2,137
                                                                                                                  ----------

================================================================================

4  | USAA HIGH INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                            COUPON                               VALUE
(000)         SECURITY                                                             RATE          MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
              COMMERCIAL MORTGAGE SECURITIES (0.3%)

              MORTGAGE SECURITIES (0.3%)
              -------------------------
              COMMERCIAL MBS (0.3%)
$       239   Banc of America Commercial Mortgage Trust                            6.79%(i)     2/10/2051         $      240
        572   Bear Stearns Commercial Mortgage
                Securities Trust(j)                                                5.66(i)      9/11/2041                574
      5,000   Bear Stearns Commercial Mortgage
                Securities Trust                                                   5.47(i)      1/12/2045              4,500
      1,794   Citigroup Commercial Mortgage Trust                                  6.33(i)     12/10/2049                946
        407   Credit Suisse Commercial Mortgage Trust
                (1 mo. LIBOR + 0.19%)                                              2.70(h)      2/15/2040                400
        112   Credit Suisse First Boston Securities Corp.(f),(k)                   1.87(i)      5/17/2040                  -
         30   GMAC Commercial Mortgage Securities, Inc.                            4.97        12/10/2041                 30
                                                                                                                  ----------
              Total Mortgage Securities                                                                                6,690
                                                                                                                  ----------
              Total Commercial Mortgage Securities (cost: $8,139)                                                      6,690
                                                                                                                  ----------

              CORPORATE OBLIGATIONS (60.8%)

              BASIC MATERIALS (3.4%)
              ---------------------
              CHEMICALS (1.1%)
      6,000   CF Industries, Inc.                                                  5.15         3/15/2034              5,550
      3,000   Hexion, Inc.                                                         6.63         4/15/2020              2,398
      3,000   Hexion, Inc.(j)                                                     10.38         2/01/2022              2,415
      3,000   Kraton Polymers, LLC / Kraton Polymers
                Capital Corp.(j)                                                   7.00         4/15/2025              2,940
      5,000   Olin Corp.                                                           5.00         2/01/2030              4,631
      5,000   Starfruit Finco B.V. / Starfruit U.S. Holdco, LLC(b),(j)             8.00        10/01/2026              5,000
                                                                                                                  ----------
                                                                                                                      22,934
                                                                                                                  ----------
              IRON/STEEL (0.9%)
      7,417   AK Steel Corp.                                                       6.38        10/15/2025              6,064
     10,456   Allegheny Ludlum, LLC                                                6.95        12/15/2025             10,508
      3,000   United States Steel Corp.                                            6.25         3/15/2026              2,730
                                                                                                                  ----------
                                                                                                                      19,302
                                                                                                                  ----------
              MINING (1.4%)
      4,000   Alcoa Nederland Holding B.V.(j)                                      6.13         5/15/2028              4,060
      2,000   Aleris International, Inc.(j)                                       10.75         7/15/2023              2,075
      5,000   Compass Minerals International, Inc.(j)                              4.88         7/15/2024              4,675
     20,000   Freeport-McMoRan, Inc.                                               5.45         3/15/2043             17,300
                                                                                                                  ----------
                                                                                                                      28,110
                                                                                                                  ----------
              Total Basic Materials                                                                                   70,346
                                                                                                                  ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  5

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                            COUPON                               VALUE
(000)         SECURITY                                                             RATE          MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
              COMMUNICATIONS (11.4%)
              ---------------------
              INTERNET (0.5%)
$     5,000   Netflix, Inc.                                                        4.88%        4/15/2028         $    4,769
      5,000   Zayo Group, LLC / Zayo Capital, Inc.                                 6.38         5/15/2025              4,900
        500   Zayo Group, LLC / Zayo Capital, Inc.(j)                              5.75         1/15/2027                484
                                                                                                                  ----------
                                                                                                                      10,153
                                                                                                                  ----------
              MEDIA (4.7%)
      5,000   Cablevision Systems Corp.                                            8.00         4/15/2020              5,212
      5,000   CCO Holdings, LLC / CCO Holdings Capital Corp.                       5.75         1/15/2024              5,112
      5,000   CCO Holdings, LLC / CCO Holdings Capital Corp.(j)                    5.75         2/15/2026              5,087
      5,500   CCO Holdings, LLC / CCO Holdings Capital Corp.(j)                    5.50         5/01/2026              5,500
      5,000   CCO Holdings, LLC / CCO Holdings Capital Corp.(j)                    5.13         5/01/2027              4,844
      1,000   CCO Holdings, LLC / CCO Holdings Capital Corp.(j)                    5.00         2/01/2028                953
     21,000   Clear Channel Worldwide Holdings, Inc.                               7.63         3/15/2020             20,947
      5,000   CSC Holdings, LLC(j)                                                10.13         1/15/2023              5,411
     21,018   CSC Holdings, LLC(j)                                                10.88        10/15/2025             24,280
      1,000   CSC Holdings, LLC(j)                                                 5.38         2/01/2028                964
      3,000   CSC Holdings, LLC(j)                                                 7.50         4/01/2028              3,098
      4,500   CSC Holdings, LLC(j),(l)                                             6.50         2/01/2029              4,568
      5,000   Meredith Corp.(j)                                                    6.88         2/01/2026              5,175
      3,000   Radiate Holdco, LLC / Radiate Finance, Inc.(j)                       6.88         2/15/2023              2,899
      5,000   Salem Media Group, Inc.(j)                                           6.75         6/01/2024              4,525
                                                                                                                  ----------
                                                                                                                      98,575
                                                                                                                  ----------
              TELECOMMUNICATIONS (6.2%)
     10,000   CenturyLink, Inc.                                                    5.80         3/15/2022             10,071
      5,000   CenturyLink, Inc.(l)                                                 7.50         4/01/2024              5,087
      5,000   Cincinnati Bell, Inc.(j)                                             7.00         7/15/2024              4,325
      2,000   Cincinnati Bell, Inc.(j)                                             8.00        10/15/2025              1,745
      5,000   Cogent Communications Finance, Inc.(j)                               5.63         4/15/2021              5,037
      3,000   CommScope Technologies, LLC(j)                                       6.00         6/15/2025              2,843
     20,000   Frontier Communications Corp.                                       11.00         9/15/2025             12,987
      2,000   Frontier Communications Corp.(j)                                     8.50         4/01/2026              1,820
      9,000   Frontier Communications Corp.                                        9.00         8/15/2031              4,973
      3,000   Gogo Intermediate Holdings, LLC / Gogo
                Finance Co., Inc.(b),(j)                                          12.50         7/01/2022              3,263
      5,000   Level 3 Financing, Inc.                                              6.13         1/15/2021              5,025
     20,000   Sprint Corp.                                                         7.63         2/15/2025             20,956
     15,000   Sprint Corp.                                                         7.63         3/01/2026             15,619
      5,000   T-Mobile USA, Inc.                                                   6.50         1/15/2024              5,187
      5,000   T-Mobile USA, Inc.                                                   6.00         4/15/2024              5,137
     10,000   T-Mobile USA, Inc.                                                   4.75         2/01/2028              9,625
      5,000   Trilogy International Partners, LLC / Trilogy
                International Finance, Inc.(j)                                     8.88         5/01/2022              4,788

================================================================================

6  | USAA HIGH INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                            COUPON                               VALUE
(000)         SECURITY                                                             RATE          MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
$    12,437   Windstream Services, LLC / Windstream
                Finance Corp.(j)                                                   9.00%        6/30/2025         $    9,390
                                                                                                                  ----------
                                                                                                                     127,878
                                                                                                                  ----------
              Total Communications                                                                                   236,606
                                                                                                                  ----------
              CONSUMER, CYCLICAL (7.8%)
              ------------------------
              AIRLINES (0.7%)
     14,665   Hawaiian Airlines, Inc. Pass-Through Trust                           4.95         7/15/2023             14,668
                                                                                                                  ----------
              AUTO MANUFACTURERS (0.3%)
      1,000   JB Poindexter & Co., Inc.(j)                                         7.13         4/15/2026                975
      3,000   Navistar International Corp.(j)                                      6.63        11/01/2025              3,015
      3,000   Tesla, Inc.(b),(j)                                                   5.30         8/15/2025              2,674
                                                                                                                  ----------
                                                                                                                       6,664
                                                                                                                  ----------
              AUTO PARTS & EQUIPMENT (0.1%)
      3,000   Titan International, Inc.                                            6.50        11/30/2023              2,768
                                                                                                                  ----------
              DISTRIBUTION/WHOLESALE (0.1%)
      2,000   H&E Equipment Services, Inc.                                         5.63         9/01/2025              1,963
                                                                                                                  ----------
              ENTERTAINMENT (1.7%)
      3,000   AMC Entertainment Holdings, Inc.                                     5.88        11/15/2026              2,708
      3,000   AMC Entertainment Holdings, Inc.                                     6.13         5/15/2027              2,685
      3,000   Churchill Downs, Inc.(j)                                             4.75         1/15/2028              2,891
      3,000   Downstream Development Authority of the
                Quapaw Tribe(j)                                                   10.50         2/15/2023              2,970
      2,000   Eldorado Resorts, Inc.                                               7.00         8/01/2023              2,095
      2,500   Eldorado Resorts, Inc.                                               6.00         4/01/2025              2,527
      3,000   International Game Technology plc(j)                                 6.25         1/15/2027              3,047
      5,000   National CineMedia, LLC                                              5.75         8/15/2026              4,525
      8,000   Scientific Games International, Inc.                                10.00        12/01/2022              8,440
      4,000   Scientific Games International, Inc.(j)                              5.00        10/15/2025              3,801
                                                                                                                  ----------
                                                                                                                      35,689
                                                                                                                  ----------
              FOOD SERVICE (0.0%)
        217   Aramark Services, Inc.(j)                                            5.00         2/01/2028                212
                                                                                                                  ----------
              HOME BUILDERS (0.9%)
      4,000   Ashton Woods USA, LLC / Ashton Woods
                Finance Co.(j)                                                     6.75         8/01/2025              3,590
      5,000   Beazer Homes USA, Inc.                                               5.88        10/15/2027              4,275
      2,500   LGI Homes, Inc.(j)                                                   6.88         7/15/2026              2,419
      3,000   M/I Homes, Inc.                                                      6.75         1/15/2021              3,041
      3,330   M/I Homes, Inc.                                                      5.63         8/01/2025              3,080
      3,000   Williams Scotsman International, Inc.(j)                             6.88         8/15/2023              2,945
                                                                                                                  ----------
                                                                                                                      19,350
                                                                                                                  ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  7

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                            COUPON                               VALUE
(000)         SECURITY                                                             RATE          MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
              LEISURE TIME (0.5%)
$    10,000   Constellation Merger Sub, Inc.(b),(j)                                8.50%        9/15/2025         $    9,662
                                                                                                                  ----------
              LODGING (1.1%)
      3,000   Boyd Gaming Corp.                                                    6.00         8/15/2026              3,011
      3,000   Hilton Worldwide Finance, LLC / Hilton
                Worldwide Finance Corp.                                            4.88         4/01/2027              2,977
      1,736   Inn of the Mountain Gods Resort & Casino(b),(m)                      9.25(n)     11/30/2020              1,693
      1,100   Marriott Ownership Resorts, Inc. / ILG LLC(j)                        6.50         9/15/2026              1,118
      3,000   Station Casinos, LLC(j)                                              5.00        10/01/2025              2,872
     11,000   Wynn Las Vegas, LLC / Wynn Las Vegas
                Capital Corp.(j)                                                   5.25         5/15/2027             10,299
                                                                                                                  ----------
                                                                                                                      21,970
                                                                                                                  ----------
              RETAIL (2.2%)
      5,000   CEC Entertainment, Inc.                                              8.00         2/15/2022              4,400
      1,500   Golden Nugget, Inc.(j)                                               6.75        10/15/2024              1,504
      5,000   Golden Nugget, Inc.(j)                                               8.75        10/01/2025              5,137
      5,000   J.C. Penney Corp., Inc.(b)                                           5.65         6/01/2020              4,425
      1,500   J.C. Penney Corp., Inc.(j)                                           8.63         3/15/2025                851
     10,000   L Brands, Inc.                                                       6.95         3/01/2033              8,100
      2,500   L Brands, Inc.                                                       6.75         7/01/2036              2,125
      3,162   Men's Wearhouse, Inc.(b)                                             7.00         7/01/2022              3,190
      6,500   Party City Holdings, Inc.(b),(j)                                     6.63         8/01/2026              6,337
      5,000   PetSmart, Inc.(j)                                                    7.13         3/15/2023              3,163
      2,000   PetSmart, Inc.(j)                                                    5.88         6/01/2025              1,581
      5,000   Staples, Inc.(j)                                                     8.50         9/15/2025              4,825
                                                                                                                  ----------
                                                                                                                      45,638
                                                                                                                  ----------
              TOYS/GAMES/HOBBIES (0.2%)
      3,000   Mattel, Inc.(j)                                                      6.75        12/31/2025              2,842
                                                                                                                  ----------
              Total Consumer, Cyclical                                                                               161,426
                                                                                                                  ----------
              CONSUMER, NON-CYCLICAL (10.3%)
              -----------------------------
              COMMERCIAL SERVICES (2.5%)
      3,000   Ahern Rentals, Inc.(j)                                               7.38         5/15/2023              2,625
      3,312   Aptim Corp(b),(j)                                                    7.75         6/15/2025              2,626
      3,000   Eastern Maine Healthcare Systems(f)                                  5.02         7/01/2036              2,958
     15,000   Hertz Corp.(j)                                                       7.63         6/01/2022             14,967
      3,500   Matthews International Corp.(j)                                      5.25        12/01/2025              3,307
      4,733   Midas Intermediate Holdco II, LLC / Midas
                Intermediate Holdco II Finance, Inc.(j)                            7.88        10/01/2022              4,402
      2,433   Prime Security Services Borrower, LLC / Prime
                Finance, Inc.(j)                                                   9.25         5/15/2023              2,579
      3,000   R.R. Donnelley & Sons Co.(b)                                         6.00         4/01/2024              2,933
      3,000   Refinitiv US Holdings, Inc.(j)                                       6.25         5/15/2026              2,955

================================================================================

8  | USAA HIGH INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                            COUPON                               VALUE
(000)         SECURITY                                                             RATE          MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
$     2,000   Refinitiv US Holdings, Inc.(j)                                       8.25%       11/15/2026         $    1,880
      3,000   United Rentals North America, Inc.                                   5.50         7/15/2025              3,045
      8,000   United Rentals North America, Inc.                                   5.50         5/15/2027              7,902
                                                                                                                  ----------
                                                                                                                      52,179
                                                                                                                  ----------
              FOOD (1.5%)
      8,000   Albertson's Cos., LLC / Safeway, Inc. / New
               Albertson's, Inc. / Albertson's, LLC                                6.63         6/15/2024              7,940
     12,000   Albertson's Cos., LLC / Safeway, Inc. / New
               Albertson's, LP / Albertson's, LLC                                  5.75         3/15/2025             11,295
      3,000   Matterhorn Merger Sub, LLC / Matterhorn
                Finance Sub, Inc.(j)                                               8.50         6/01/2026              2,685
      3,000   Pilgrim's Pride Corp.(j)                                             5.88         9/30/2027              2,903
      3,000   Post Holdings, Inc.(j)                                               8.00         7/15/2025              3,195
      3,000   Post Holdings, Inc.(j)                                               5.75         3/01/2027              2,954
                                                                                                                  ----------
                                                                                                                      30,972
                                                                                                                  ----------
              HEALTHCARE PRODUCTS (0.8%)
      2,000   Avanos Medical, Inc.                                                 6.25        10/15/2022              2,045
      3,930   DJO Finance, LLC / DJO Finance Corp.(j)                              8.13         6/15/2021              4,094
      9,000   Mallinckrodt International Finance S.A.(b)                           4.75         4/15/2023              6,952
      3,000   Mallinckrodt International Finance S.A. /
                Mallinckrodt CB, LLC(j)                                            5.50         4/15/2025              2,340
                                                                                                                  ----------
                                                                                                                      15,431
                                                                                                                  ----------
              HEALTHCARE-SERVICES (3.6%)
     11,339   Community Health Systems, Inc.                                       6.88         2/01/2022              6,502
      3,000   DaVita, Inc.                                                         5.13         7/15/2024              2,971
      2,000   Encompass Health Corp.                                               5.75         9/15/2025              2,030
     29,500   HCA, Inc.                                                            5.63         9/01/2028             30,579
     10,000   RegionalCare Hospital Partners Holdings, Inc.(j)                     8.25         5/01/2023             10,587
     14,000   Tenet Healthcare Corp.(b)                                            6.75         6/15/2023             13,825
      6,425   Tenet Healthcare Corp.(b)                                            7.00         8/01/2025              6,240
      2,000   WellCare Health Plans, Inc.(j)                                       5.38         8/15/2026              2,040
                                                                                                                  ----------
                                                                                                                      74,774
                                                                                                                  ----------
              PHARMACEUTICALS (1.9%)
     30,000   Bausch Health Cos, Inc.(j)                                           6.13         4/15/2025             28,425
     13,000   Endo Dac / Endo Finance, LLC / Endo Finco, Inc.(j)                   6.00         7/15/2023             10,688
                                                                                                                  ----------
                                                                                                                      39,113
                                                                                                                  ----------
              Total Consumer, Non-cyclical                                                                           212,469
                                                                                                                  ----------
              DIVERSIFIED (0.1%)
              -----------------
              HOLDING COMPANIES-DIVERSIFIED (0.1%)
      3,000   Trident Merger Sub, Inc.(j)                                          6.63        11/01/2025              2,805
                                                                                                                  ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                            COUPON                               VALUE
(000)         SECURITY                                                             RATE          MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
              ENERGY (11.6%)
              -------------
              COAL (1.1%)
$     3,000   Alliance Resource Operating Partners,
                LP/Alliance Resource Finance Corp.(j)                              7.50%        5/01/2025         $    3,128
      5,000   CONSOL Energy, Inc.(j)                                              11.00        11/15/2025              5,512
      2,000   Peabody Energy Corp.(j)                                              6.38         3/31/2025              1,935
      5,000   SunCoke Energy Partners, LP/SunCoke Energy
               Partners Finance Corp.(j)                                           7.50         6/15/2025              4,863
      7,000   Warrior Met Coal, Inc.(j)                                            8.00        11/01/2024              7,080
                                                                                                                  ----------
                                                                                                                      22,518
                                                                                                                  ----------
              OIL & GAS (5.4%)
      5,162   California Resources Corp.(b),(j)                                    8.00        12/15/2022              4,178
      1,297   California Resources Corp.                                           6.00        11/15/2024                934
      3,000   Carrizo Oil & Gas, Inc.                                              8.25         7/15/2025              3,105
      6,000   Chesapeake Energy Corp.(b)                                           7.50        10/01/2026              5,760
      6,000   Chesapeake Energy Corp.(b)                                           8.00         6/15/2027              5,775
      4,000   CITGO Petroleum Corp.(j)                                             6.25         8/15/2022              3,960
      7,000   Diamond Offshore Drilling, Inc.(b)                                   7.88         8/15/2025              6,650
      3,000   Ensco plc                                                            5.20         3/15/2025              2,250
      3,000   Ensco plc                                                            7.75         2/01/2026              2,424
      3,619   EP Energy, LLC / Everest Acquisition Finance, Inc.                   7.75         9/01/2022              1,665
      2,408   ESC Reuters Group plc ADR(f)                                         8.00        10/01/2020                 36
      6,000   HighPoint Operating Corp.(b)                                         7.00        10/15/2022              5,775
      4,000   Murphy Oil Corp.                                                     6.88         8/15/2024              4,209
      3,000   Murphy Oil Corp.                                                     5.75         8/15/2025              3,018
      3,000   Nabors Industries, Inc.(b)                                           5.50         1/15/2023              2,715
      3,000   Nabors Industries, Inc.                                              5.75         2/01/2025              2,625
      5,000   Newfield Exploration Co.                                             5.38         1/01/2026              5,150
      5,000   PBF Holding Co., LLC / PBF Finance Corp.                             7.25         6/15/2025              5,000
      3,000   Resolute Energy Corp.                                                8.50         5/01/2020              3,011
      5,000   Rowan Companies, Inc.                                                7.38         6/15/2025              4,325
     14,000   SandRidge Energy, Inc.                                               7.50         2/15/2023                  -
      3,000   Southwestern Energy Co.(b)                                           4.10         3/15/2022              2,895
      7,000   Southwestern Energy Co.                                              6.20         1/23/2025              6,825
      2,000   Southwestern Energy Co.(b)                                           7.75        10/01/2027              2,070
      5,000   SRC Energy, Inc.                                                     6.25        12/01/2025              4,463
      7,000   Transocean, Inc.(j)                                                  9.00         7/15/2023              7,330
      5,000   Transocean, Inc.(j)                                                  7.50         1/15/2026              4,781
      5,750   Transocean, Inc.                                                     7.50         4/15/2031              4,729
      2,000   Whiting Petroleum Corp.                                              6.63         1/15/2026              1,970
      3,000   WPX Energy, Inc.                                                     8.25         8/01/2023              3,353
      2,000   WPX Energy, Inc.                                                     5.75         6/01/2026              2,000
                                                                                                                  ----------
                                                                                                                     112,981
                                                                                                                  ----------

================================================================================

10  | USAA HIGH INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                            COUPON                               VALUE
(000)         SECURITY                                                             RATE          MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
              OIL & GAS SERVICES (1.1%)
$     3,000   Archrock Partners, LP / Archrock Partners
                Finance Corp.                                                      6.00%        4/01/2021         $    2,974
      5,000   CSI Compressco, LP / CSI Compressco Finance, Inc.                    7.25         8/15/2022              4,450
      6,000   McDermott Technology Americas, Inc. /
                McDermott Technology US, Inc.(j)                                  10.63         5/01/2024              5,392
      7,000   Weatherford International, LLC(l)                                    9.88         3/01/2025              4,550
      5,880   Weatherford International, Ltd.(b)                                   5.13         9/15/2020              4,557
                                                                                                                  ----------
                                                                                                                      21,923
                                                                                                                  ----------
              PIPELINES (4.0%)
      5,000   Andeavor Logistics, LP (3 mo. LIBOR + 4.65%)                         6.88(o)              -(p)           4,821
      5,000   Blue Racer Midstream, LLC / Blue Racer
                Finance Corp.(j)                                                   6.13        11/15/2022              5,075
      5,000   Cheniere Corpus Christi Holdings, LLC                                5.88         3/31/2025              5,280
     15,000   DCP Midstream Operating, LP
                (3 mo. LIBOR + 3.85%)(j)                                           5.85(o)      5/21/2043             12,975
      5,000   Energy Transfer Partners, LP
                (3 mo. LIBOR + 3.02%)                                              5.75(h)     11/01/2066              4,050
      2,500   Energy Transfer, LP                                                  7.50        10/15/2020              2,659
      5,000   EnLink Midstream Partners, LP
                (3 mo. LIBOR + 4.11%)                                              6.00(o)              -(p)           4,100
     12,000   Enterprise Products Operating, LLC
                (3 mo. LIBOR + 2.78%)(b)                                           5.52(h)      6/01/2067             11,040
      3,000   Enterprise TE Partners, LP
                (3 mo. LIBOR + 2.78%)(f)                                           5.52(h)      6/01/2067              2,751
      3,000   Genesis Energy, LP / Genesis Energy Finance Corp.                    6.50        10/01/2025              2,850
      3,000   Holly Energy Partners, LP / Holly Energy
                Finance Corp.(j)                                                   6.00         8/01/2024              3,038
      5,061   Kinder Morgan, Inc.                                                  7.80         8/01/2031              6,323
      5,000   Martin Midstream Partners, LP / Martin
                Midstream Finance Corp.                                            7.25         2/15/2021              4,875
      3,000   SemGroup Corp.                                                       6.38         3/15/2025              2,828
      5,000   Southern Union Co. (3 mo. LIBOR + 3.02%)                             5.75(h)     11/01/2066              3,950
      3,000   Targa Resources Partners, LP / Targa
                Resources Partners Finance Corp.                                   5.25         5/01/2023              3,011
      3,000   Transcontinental Gas Pipe Line Co., LLC                              7.85         2/01/2026              3,665
                                                                                                                  ----------
                                                                                                                      83,291
                                                                                                                  ----------
              Total Energy                                                                                           240,713
                                                                                                                  ----------
              FINANCIAL (8.8%)
              ---------------
              BANKS (2.0%)
      5,000   Bank OZK (3 mo. LIBOR + 4.43%)(b)                                    5.50(o)      7/01/2026              5,094
      5,100   CIT Group, Inc.                                                      6.13         3/09/2028              5,419

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                            COUPON                               VALUE
(000)         SECURITY                                                             RATE          MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
$     5,000   First Midwest Bancorp, Inc.                                          5.88%        9/29/2026         $    5,285
     10,409   Regions Bank(f)                                                      6.45         6/26/2037             12,217
      1,790   Regions Financial Corp.(f)                                           7.38        12/10/2037              2,279
     10,000   Synovus Financial Corp. (5 Yr. Semi-Annual
                Swap + 0.38%)(e)                                                   5.90         2/07/2029             10,000
                                                                                                                  ----------
                                                                                                                      40,294
                                                                                                                  ----------
              DIVERSIFIED FINANCIAL SERVICES (2.8%)
      5,000   Ally Financial, Inc.(b)                                              5.75        11/20/2025              5,258
      5,000   Credit Acceptance Corp.                                              6.13         2/15/2021              5,022
      2,454   ILFC E-Capital Trust I (Highest of 3 mo.
                LIBOR/10 Year CMT/30 Year CMT + 1.55%)(h),(j)                      4.55        12/21/2065              1,869
      9,362   ILFC E-Capital Trust II (Highest of 3 mo.
               LIBOR/10 Year CMT/30 Year CMT + 1.80%)(h),(j)                       4.80        12/21/2065              7,209
      1,000   Lehman Brothers Holdings, Inc.(c),(f)                                1.00        12/31/2049                 21
      1,500   Lehman Brothers Treasury Co. B.V.(c),(f)                                -        12/29/2010                 45
      5,000   National Rural Utilities Cooperative
                Finance Corp. (3 mo. LIBOR + 2.91%)                                4.75(o)      4/30/2043              4,813
     12,000   Navient Corp.                                                        7.25         1/25/2022             12,495
      1,000   Navient Corp.                                                        6.13         3/25/2024                962
      7,000   Navient Corp.                                                        6.75         6/25/2025              6,746
      2,000   Navient Corp.                                                        6.75         6/15/2026              1,890
      3,000   Ocwen Loan Servicing, LLC(j)                                         8.38        11/15/2022              2,756
      4,000   Springleaf Finance Corp.                                             7.13         3/15/2026              3,817
      5,000   Synchrony Financial                                                  3.95        12/01/2027              4,582
                                                                                                                  ----------
                                                                                                                      57,485
                                                                                                                  ----------
              INSURANCE (2.7%)
      5,000   American Equity Investment Life Holding Co.                          5.00         6/15/2027              4,994
     10,000   AmTrust Financial Services, Inc.(b)                                  6.13         8/15/2023              8,809
      1,500   AmWINS Group, Inc.(j)                                                7.75         7/01/2026              1,504
     14,000   Genworth Holdings, Inc. (3 mo. LIBOR + 2.00%)                        4.62(h)     11/15/2036              8,330
      3,000   Global Atlantic Financial Co.(j)                                     8.63         4/15/2021              3,300
      3,780   Hanover Insurance Group, Inc.                                        8.21         2/03/2027              4,510
      8,000   Hartford Financial Services Group, Inc.
                (3 mo. LIBOR + 2.13%)(j)                                           4.74(h)      2/12/2047              6,852
      3,000   HUB International Ltd.(j)                                            7.00         5/01/2026              2,917
      2,000   MetLife, Inc.                                                       10.75         8/01/2039              3,004
     10,000   Prudential Financial, Inc. (3 mo. LIBOR + 3.04%)                     5.20(o)      3/15/2044              9,764
      2,000   Zenith National Insurance Capital Trust I(j)                         8.55         8/01/2028              2,268
                                                                                                                  ----------
                                                                                                                      56,252
                                                                                                                  ----------
              REITS (1.1%)
      5,000   CBL & Associates, LP(b)                                              4.60        10/15/2024              3,862
      2,000   EPR Properties                                                       4.75        12/15/2026              2,001
      3,000   Equinix, Inc.                                                        5.38         5/15/2027              3,015

================================================================================

12  | USAA HIGH INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                            COUPON                               VALUE
(000)         SECURITY                                                             RATE          MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
$     4,000   MGM Growth Properties Operating Partnership,
                LP / MGP Finance Co-Issuer, Inc.(j)                                5.75%        2/01/2027         $    4,039
      2,000   MPT Operating Partnership, LP / MPT
                Finance Corp.                                                      5.00        10/15/2027              1,952
      3,000   Sabra Health Care, LP                                                5.13         8/15/2026              2,822
      3,000   Uniti Group, LP / Uniti Fiber Holdings,
                Inc. / CSL Capital, LLC(j)                                         7.13        12/15/2024              2,663
      1,000   Uniti Group, LP / Uniti Group Finance,
                Inc. / CSL Capital, LLC(j)                                         6.00         4/15/2023               950
      2,000   Uniti Group, LP / Uniti Group Finance,
                Inc. / CSL Capital, LLC                                            8.25        10/15/2023              1,860
                                                                                                                  ----------
                                                                                                                      23,164
                                                                                                                  ----------
              SAVINGS & LOANS (0.2%)
      5,000   Banc of California, Inc.                                             5.25         4/15/2025              5,021
                                                                                                                  ----------
              Total Financial                                                                                        182,216
                                                                                                                  ----------
              GOVERNMENT (0.0%)
              ----------------
              REGIONAL (STATE/PROVINCE) (0.0%)
      3,000   Mashantucket (Western) Pequot Tribe(m)                               7.35(n)      7/01/2026                495
                                                                                                                  ----------
              INDUSTRIAL (3.7%)
              ----------------
              AEROSPACE/DEFENSE (0.2%)
      5,000   Arconic, Inc.                                                        5.95         2/01/2037              4,788
                                                                                                                  ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
      5,079   Artesyn Embedded Technologies, Inc.(j)                               9.75        10/15/2020              4,749
      3,000   Energizer Holdings, Inc.(j),(l)                                      7.75         1/15/2027              3,098
                                                                                                                  ----------
                                                                                                                       7,847
                                                                                                                  ----------
              ELECTRONICS (0.1%)
      1,500   Itron, Inc.(b),(j)                                                   5.00         1/15/2026              1,434
      1,500   Resideo Funding, Inc.(j)                                             6.13        11/01/2026              1,549
                                                                                                                  ----------
                                                                                                                       2,983
                                                                                                                  ----------
              ENGINEERING & CONSTRUCTION (0.5%)
      4,000   Brand Industrial Services, Inc.(j)                                   8.50         7/15/2025              3,595
      1,000   New Enterprise Stone & Lime Co., Inc.(j)                            10.13         4/01/2022              1,005
      1,000   New Enterprise Stone & Lime Co., Inc.(j)                             6.25         3/15/2026                957
      5,000   Weekley Homes, LLC / Weekley Finance Corp.                           6.63         8/15/2025              4,625
                                                                                                                  ----------
                                                                                                                      10,182
                                                                                                                  ----------
              ENVIRONMENTAL CONTROL (0.3%)
      3,000   Covanta Holding Corp.                                                5.88         7/01/2025              2,951
      3,000   Waste Pro USA, Inc.(j)                                               5.50         2/15/2026              2,925
                                                                                                                  ----------
                                                                                                                       5,876
                                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                            COUPON                               VALUE
(000)         SECURITY                                                             RATE          MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
              MACHINERY-DIVERSIFIED (0.1%)
$     1,000   Stevens Holding Co., Inc.(j)                                         6.13%       10/01/2026         $    1,015
                                                                                                                  ----------
              METAL FABRICATION/HARDWARE (0.4%)
      5,000   Novelis Corp.(j)                                                     5.88         9/30/2026              4,837
      3,000   Zekelman Industries, Inc.(j)                                         9.88         6/15/2023              3,203
                                                                                                                  ----------
                                                                                                                       8,040
                                                                                                                  ----------
              MISCELLANEOUS MANUFACTURERS (0.6%)
      5,000   General Electric Co. (3 mo. LIBOR + 3.33%)                           5.00(o)              -(p)           4,383
     12,000   Textron Financial Corp. (3 mo. LIBOR + 1.74%)(j)                     4.35(h)      2/15/2042              8,904
                                                                                                                  ----------
                                                                                                                      13,287
                                                                                                                  ----------
              PACKAGING & CONTAINERS (1.0%)
     10,000   BWAY Holding Co.(b),(j)                                              7.25         4/15/2025              9,262
      3,150   Flex Acquisition Co., Inc.(j)                                        6.88         1/15/2025              2,961
      2,000   Flex Acquisition Co., Inc.(j)                                        7.88         7/15/2026              1,905
      3,000   Plastipak Holdings, Inc.(j)                                          6.25        10/15/2025              2,723
      3,000   Sealed Air Corp.(j)                                                  6.88         7/15/2033              3,045
                                                                                                                  ----------
                                                                                                                      19,896
                                                                                                                  ----------
              TRANSPORTATION (0.1%)
      4,000   Navios Maritime Holdings, Inc. / Navios
                Maritime Finance II US, Inc.(b),(j)                                7.38         1/15/2022              2,360
                                                                                                                  ----------
              Total Industrial                                                                                        76,274
                                                                                                                  ----------
              TECHNOLOGY (1.1%)
              ----------------
              COMPUTERS (0.1%)
      1,000   Western Digital Corp.(l)                                             4.75         2/15/2026                932
                                                                                                                  ----------
              SOFTWARE (1.0%)
      5,000   First Data Corp.(j)                                                  5.38         8/15/2023              5,109
      5,000   Informatica, LLC(j)                                                  7.13         7/15/2023              5,038
      2,000   Solera, LLC / Solera Finance, Inc.(j)                               10.50         3/01/2024              2,180
      6,000   Sophia, LP / Sophia Finance, Inc.(j)                                 9.00         9/30/2023              6,180
      3,000   Veritas US, Inc. / Veritas Bermuda Ltd.(j)                          10.50         2/01/2024              2,206
                                                                                                                  ----------
                                                                                                                      20,713
                                                                                                                  ----------
              Total Technology                                                                                        21,645
                                                                                                                  ----------
              UTILITIES (2.6%)
              ---------------
              ELECTRIC (2.2%)
     10,000   Calpine Corp.(b)                                                     5.75         1/15/2025              9,450
      1,980   DPL, Inc.                                                            6.75        10/01/2019              2,015
      7,000   GenOn Energy, Inc.(b),(c),(g),(q)                                    9.88        10/15/2020              2,751
      1,518   GenOn Energy, Inc. / NRG Americas, Inc.
                (3 mo. LIBOR + 6.50%)                                              9.39(h)     12/01/2023              1,514

================================================================================

14  | USAA HIGH INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                            COUPON                               VALUE
(000)         SECURITY                                                             RATE          MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
$     3,000   NRG Energy, Inc.                                                     7.25%        5/15/2026         $    3,253
      3,000   NRG Energy, Inc.                                                     5.75         1/15/2028              3,050
     10,000   PPL Capital Funding, Inc. (3 mo. LIBOR + 2.67%)                      5.47(h)      3/30/2067              9,053
      5,000   Talen Energy Supply, LLC                                             6.50         6/01/2025              3,925
      5,000   Vistra Energy Corp.                                                  5.88         6/01/2023              5,137
      4,875   Vistra Energy Corp.                                                  7.63        11/01/2024              5,192
                                                                                                                  ----------
                                                                                                                      45,340
                                                                                                                  ----------
              GAS (0.4%)
      5,000   NGL Energy Partners, LP / NGL Energy
                Finance Corp.                                                      7.50        11/01/2023              5,089
      4,000   Southern Star Central Corp.(j)                                       5.13         7/15/2022              3,930
                                                                                                                  ----------
                                                                                                                       9,019
                                                                                                                  ----------
              Total Utilities                                                                                         54,359
                                                                                                                  ----------
              Total Corporate Obligations (cost: $1,297,065)                                                       1,259,354
                                                                                                                  ----------

              EURODOLLAR AND YANKEE OBLIGATIONS (16.8%)

              BASIC MATERIALS (4.1%)
              ---------------------
              CHEMICALS (0.5%)
      3,000   OCI N.V.(j)                                                          6.63         4/15/2023              3,098
      3,000   SASOL Financing USA, LLC                                             5.88         3/27/2024              3,098
      5,000   Venator Finance Sarl / Venator Materials, LLC(b),(j)                 5.75         7/15/2025              4,162
                                                                                                                  ----------
                                                                                                                      10,358
                                                                                                                  ----------
              FOREST PRODUCTS & PAPER (0.3%)
      6,200   Smurfit Kappa Treasury Funding Ltd.                                  7.50        11/20/2025              7,084
                                                                                                                  ----------
              IRON/STEEL (1.0%)
     18,000   ArcelorMittal                                                        7.00        10/15/2039             19,754
                                                                                                                  ----------
              MINING (2.3%)
      3,000   Eldorado Gold Corp.(j)                                               6.13        12/15/2020              2,865
     10,000   First Quantum Minerals Ltd.(j)                                       7.50         4/01/2025              9,356
      3,000   First Quantum Minerals Ltd.(j)                                       6.88         3/01/2026              2,730
      2,500   Kinross Gold Corp.                                                   5.95         3/15/2024              2,588
     10,000   New Gold, Inc.(j)                                                    6.25        11/15/2022              9,275
     13,000   Teck Resources Ltd.                                                  6.13        10/01/2035             13,650
      5,000   Vedanta Resources plc(j)                                             8.25         6/07/2021              5,157
      3,000   Vedanta Resources plc(b),(j)                                         6.38         7/30/2022              2,908
                                                                                                                  ----------
                                                                                                                      48,529
                                                                                                                  ----------
              Total Basic Materials                                                                                   85,725
                                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                            COUPON                               VALUE
(000)         SECURITY                                                             RATE          MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
              COMMUNICATIONS (2.5%)
              ---------------------
              MEDIA (1.2%)
$     4,000   Altice Financing S.A.(j)                                             7.50%        5/15/2026         $    3,800
      2,000   Altice Finco S.A.(j)                                                 7.63         2/15/2025              1,685
     10,000   Altice France S.A.(j)                                                7.38         5/01/2026              9,662
      2,000   Altice France S.A.(j)                                                8.13         2/01/2027              1,970
      2,000   Altice Luxembourg S.A.(b),(j)                                        7.75         5/15/2022              1,948
      7,000   Altice Luxembourg S.A.(j)                                            7.63         2/15/2025              5,976
                                                                                                                  ----------
                                                                                                                      25,041
                                                                                                                  ----------
              TELECOMMUNICATIONS (1.3%)
      5,000   Digicel Ltd.(b),(j)                                                  6.00         4/15/2021              4,650
      3,000   Digicel Ltd.(b),(j)                                                  6.75         3/01/2023              2,467
      2,000   Intelsat Connect Finance S.A.(j)                                     9.50         2/15/2023              1,880
      5,000   Intelsat Jackson Holdings S.A.                                       5.50         8/01/2023              4,575
      5,000   Intelsat Jackson Holdings S.A.(j)                                    8.50        10/15/2024              5,076
      5,000   Intelsat Jackson Holdings S.A.(j)                                    9.75         7/15/2025              5,231
      2,000   Millicom International Cellular S.A.(j)                              6.63        10/15/2026              2,048
        500   Wind Tre S.p.A.(j)                                                   5.00         1/20/2026                414
                                                                                                                  ----------
                                                                                                                      26,341
                                                                                                                  ----------
              Total Communications                                                                                    51,382
                                                                                                                  ----------
              CONSUMER, CYCLICAL (1.0%)
              ------------------------
              AIRLINES (0.6%)
      5,000   Air Canada Pass-Through Trust(j)                                     5.00         3/15/2020              5,025
      3,571   Latam Airlines Pass-Through Trust                                    4.50         8/15/2025              3,472
      4,048   Norwegian Air Pass-Through Trust(j)                                  7.50         5/10/2025              4,191
                                                                                                                  ----------
                                                                                                                      12,688
                                                                                                                  ----------
              ENTERTAINMENT (0.1%)
      3,000   Cirsa Finance Internationl Sarl(j)                                   7.88        12/20/2023              3,060
                                                                                                                  ----------
              HOME BUILDERS (0.3%)
      3,000   Brookfield Residential Properties, Inc.(j)                           6.38         5/15/2025              2,835
      1,750   Mattamy Group Corp.(j)                                               6.88        12/15/2023              1,710
      1,250   Mattamy Group Corp.(j)                                               6.50        10/01/2025              1,166
                                                                                                                  ----------
                                                                                                                       5,711
                                                                                                                  ----------
              Total Consumer, Cyclical                                                                                21,459
                                                                                                                  ----------
              CONSUMER, NON-CYCLICAL (1.6%)
              ----------------------------
              FOOD (0.6%)
      1,000   JBS Investments GmbH(b),(j)                                          7.25         4/03/2024              1,038
      3,000   JBS USA LUX S.A. / JBS USA Finance, Inc.(j)                          5.88         7/15/2024              3,041

================================================================================

16  | USAA HIGH INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                            COUPON                               VALUE
(000)         SECURITY                                                             RATE          MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
$     6,000   JBS USA LUX S.A. / JBS USA Finance, Inc.(j)                          6.75%        2/15/2028         $    6,158
      3,000   Minerva Luxembourg S.A.(b),(j)                                       5.88         1/19/2028              2,711
                                                                                                                  ----------
                                                                                                                      12,948
                                                                                                                  ----------
              HOUSEHOLD PRODUCTS/WARES (0.4%)
      8,000   Kronos Acquisition Holdings, Inc.(j)                                 9.00         8/15/2023              6,800
                                                                                                                  ----------
              PHARMACEUTICALS (0.6%)
     10,000   Teva Pharmaceutical Finance Netherlands III B.V.                     3.15        10/01/2026              8,317
        500   Teva Pharmaceutical Finance Netherlands III B.V.                     6.75         3/01/2028                519
      5,000   Teva Pharmaceutical Finance Netherlands III B.V.                     4.10        10/01/2046              3,684
                                                                                                                  ----------
                                                                                                                      12,520
                                                                                                                  ----------
              Total Consumer, Non-cyclical                                                                            32,268
                                                                                                                  ----------
              ENERGY (3.3%)
              ------------
              OIL & GAS (2.5%)
      3,000   Aker BP ASA(j)                                                       5.88         3/31/2025              3,090
      6,000   Eni SpA(j)                                                           4.75         9/12/2028              6,074
      3,060   Hunt Oil Co. of Peru, LLC Sucursal Del Peru(b),(j)                   6.38         6/01/2028              3,235
      5,000   MEG Energy Corp.(j)                                                  7.00         3/31/2024              4,438
     10,000   Noble Holding International Ltd.(b)                                  7.95         4/01/2025              8,150
      3,000   Petrobras Global Finance B.V.                                        7.38         1/17/2027              3,261
     10,000   Petroleos Mexicanos                                                  6.50         3/13/2027              9,620
     10,000   Petroleos Mexicanos                                                  6.63         6/15/2035              9,100
      5,000   Tecpetrol S.A.(b),(j)                                                4.88        12/12/2022              4,725
                                                                                                                  ----------
                                                                                                                      51,693
                                                                                                                  ----------
              OIL & GAS SERVICES (0.0%)
        129   Schahin II Finance Co. SPV Ltd.(g),(j),(m),(q)                       8.00(n)      5/25/2020                120
      5,212   Schahin II Finance Co. SPV Ltd.(c),(f),(j)                           5.88         9/25/2022                573
                                                                                                                  ----------
                                                                                                                         693
                                                                                                                  ----------
              PIPELINES (0.8%)
     13,000   Transcanada Trust (3 mo. LIBOR + 3.53%)                              5.63(o)      5/20/2075             12,289
      5,000   Transportadora de Gas del Sur S.A.(b),(j)                            6.75         5/02/2025              4,686
                                                                                                                  ----------
                                                                                                                      16,975
                                                                                                                  ----------
              Total Energy                                                                                            69,361
                                                                                                                  ----------
              FINANCIAL (0.9%)
              ---------------
              BANKS (0.2%)
      5,000   Royal Bank of Scotland Group plc
                (3 mo. LIBOR + 2.32%)                                              5.12(h)              -(p)           4,725
                                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                            COUPON                               VALUE
(000)         SECURITY                                                             RATE          MATURITY              (000)
----------------------------------------------------------------------------------------------------------------------------
              INSURANCE (0.7%)
$    10,000   QBE Capital Funding III Ltd. (10 Yr. Semi-Annual
                Swap + 4.05%)(j)                                                   7.25%(o)     5/24/2041         $   10,395
      4,000   XLIT Ltd. (3 mo. LIBOR + 2.46%)                                      5.24(h)              -(p)           3,820
                                                                                                                  ----------
                                                                                                                      14,215
                                                                                                                  ----------
              Total Financial                                                                                         18,940
                                                                                                                  ----------
              INDUSTRIAL (2.1%)
              ----------------
              AEROSPACE/DEFENSE (0.9%)
      2,500   Bombardier, Inc.(j)                                                  7.50        12/01/2024              2,431
     17,000   Bombardier, Inc.(j)                                                  7.50         3/15/2025             16,448
                                                                                                                  ----------
                                                                                                                      18,879
                                                                                                                  ----------
              BUILDING MATERIALS (0.3%)
      3,000   Votorantim Cimentos International S.A.                               7.25         4/05/2041              3,162
      2,535   Votorantim Cimentos International S.A.(j)                            7.25         4/05/2041              2,672
                                                                                                                  ----------
                                                                                                                       5,834
                                                                                                                  ----------
              PACKAGING & CONTAINERS (0.7%)
      3,274   ARD Securities Finance SARL(b),(j),(m)                               8.75(n)      1/31/2023              2,886
      5,500   Ardagh Packaging Finance plc / Ardagh
                Holdings USA, Inc.(j)                                              7.25         5/15/2024              5,706
      3,000   Ardagh Packaging Finance plc / Ardagh
               Holdings USA, Inc.(j)                                               6.00         2/15/2025              2,925
      3,250   Reynolds Group Issuer, Inc. / Reynolds Group
                Issuer, LLC / Reynolds Group Issuer Lu(j)                          7.00         7/15/2024              3,329
                                                                                                                  ----------
                                                                                                                      14,846
                                                                                                                  ----------
              TRUCKING & LEASING (0.2%)
      3,000   Park Aerospace Holdings Ltd.(j)                                      5.50         2/15/2024              3,052
                                                                                                                  ----------
              Total Industrial                                                                                        42,611
                                                                                                                  ----------
              UTILITIES (1.3%)
              ---------------
              ELECTRIC (1.3%)
      7,000   AES Gener S.A. (5 Yr. Semi-Annual Swap + 6.82%)(j)                   8.38(o)     12/18/2073              7,172
     10,000   Electricite de France S.A. (10 Yr. Semi-Annual
                Swap + 3.71%)(j)                                                   5.25(o)              -(p)           9,908
      8,975   Enel S.p.A. (5 Yr. Semi-Annual Swap + 5.88%)(j)                      8.75(o)      9/24/2073              9,648
                                                                                                                  ----------
              Total Utilities                                                                                         26,728
                                                                                                                  ----------
              Total Eurodollar and Yankee Obligations (cost: $346,924)                                               348,474
                                                                                                                  ----------

================================================================================

18  | USAA HIGH INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      MARKET
NUMBER                                                                                                                 VALUE
OF SHARES     SECURITY                                                                                                 (000)
----------------------------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (5.5%)
    611,170   iShares iBoxx $ High Yield Corporate Bond ETF(b)                                                    $   52,017
  1,741,700   SPDR Bloomberg Barclays High Yield Bond ETF(b)                                                          61,569
                                                                                                                  ----------
              Total Exchange-Traded Funds (cost: $113,614)                                                           113,586
                                                                                                                  ----------

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                            COUPON
(000)                                                                              RATE          MATURITY
----------------------------------------------------------------------------------------------------------------------------
              FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
$     3,000   Bahamas Government International Bond(j)
                (cost: $3,000)                                                     6.00%       11/21/2028              3,080
                                                                                                                  ----------

              MUNICIPAL OBLIGATIONS (0.7%)

              FLORIDA (0.5%)
      9,200   Liberty County (Put Date 2/07/2019)(j),(r)                           1.59        10/01/2028              9,200
                                                                                                                  ----------
              ILLINOIS (0.1%)
      2,000   City of Chicago                                                      7.05         1/01/2029              2,143
                                                                                                                  ----------
              NEW JERSEY (0.1%)
      2,500   EDA                                                                  5.71         6/15/2030              2,793
                                                                                                                  ----------
              Total Municipal Obligations (cost: $13,700)                                                             14,136
                                                                                                                  ----------

              PREFERRED BONDS (0.1%)

              FINANCIAL (0.1%)
              ---------------
              INSURANCE (0.1%)
      3,000   Catlin Insurance Co. Ltd. (3 mo. LIBOR + 2.98%)(j)
                (cost: $3,000)                                                     5.74(h)              -(p)           2,892
                                                                                                                  ----------
              Total Preferred Bonds (cost: $3,000)                                                                     2,892
                                                                                                                  ----------

              U.S. GOVERNMENT AGENCY ISSUES (0.4%)(s)

              COMMERCIAL MBS (0.4%)
      2,428   Freddie Mac(+)                                                       3.12(i)     10/25/2031              2,331
      5,000   Freddie Mac(+)                                                       3.15(i)     11/25/2025              5,041
                                                                                                                  ----------
              Total U.S. Government Agency Issues (cost: $7,543)                                                       7,372
                                                                                                                  ----------

              U.S. TREASURY SECURITIES (0.0%)

              NOTES (0.0%)
        550   U.S. Treasury Note(l) (cost: $544)                                   2.00         2/15/2025                535
                                                                                                                  ----------
              Total Bonds (cost: $1,894,599)                                                                       1,842,274
                                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      MARKET
NUMBER                                                                                                                 VALUE
OF SHARES     SECURITY                                                                                                 (000)
----------------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (7.5%)

              COMMON STOCKS (3.0%)

              BASIC MATERIALS (0.4%)
              ---------------------
              CHEMICALS (0.3%)
     19,215   LyondellBasell Industries N.V. "A"                                                                  $    1,671
    172,882   MPM Holdings, Inc.(t)                                                                                    5,325
                                                                                                                  ----------
                                                                                                                       6,996
                                                                                                                  ----------
              FOREST PRODUCTS & PAPER (0.0%)
        534   Resolute Forest Products, Inc.                                                                               4
                                                                                                                  ----------
              MINING (0.1%)
    245,000   Alamos Gold, Inc. "A"                                                                                    1,093
     33,650   Newmont Mining Corp.                                                                                     1,148
                                                                                                                  ----------
                                                                                                                       2,241
                                                                                                                  ----------
              Total Basic Materials                                                                                    9,241
                                                                                                                  ----------
              COMMUNICATIONS (0.3%)
              --------------------
              MEDIA (0.1%)
     77,900   Comcast Corp. "A"                                                                                        2,849
                                                                                                                  ----------
              TELECOMMUNICATIONS (0.2%)
     50,503   AT&T, Inc.                                                                                               1,518
     63,000   CenturyLink, Inc.                                                                                          965
     28,650   Verizon Communications, Inc.                                                                             1,577
                                                                                                                  ----------
                                                                                                                       4,060
                                                                                                                  ----------
              Total Communications                                                                                     6,909
                                                                                                                  ----------
              CONSUMER, CYCLICAL (0.3%)
              ------------------------
              AIRLINES (0.1%)
     23,000   United Continental Holdings, Inc.(t)                                                                     2,007
                                                                                                                  ----------
              AUTO PARTS & EQUIPMENT (0.1%)
     10,356   Lear Corp.                                                                                               1,594
                                                                                                                  ----------
              LODGING (0.1%)
     25,400   Hyatt Hotels Corp. "A"                                                                                   1,776
     13,500   Las Vegas Sands Corp.                                                                                      788
                                                                                                                  ----------
                                                                                                                       2,564
                                                                                                                  ----------
              Total Consumer, Cyclical                                                                                 6,165
                                                                                                                  ----------
              CONSUMER, NON-CYCLICAL (0.6%)
              ----------------------------
              COMMERCIAL SERVICES (0.1%)
     13,899   Automatic Data Processing, Inc.                                                                          1,944
                                                                                                                  ----------

================================================================================

20  | USAA HIGH INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      MARKET
NUMBER                                                                                                                 VALUE
OF SHARES     SECURITY                                                                                                 (000)
----------------------------------------------------------------------------------------------------------------------------
              HEALTHCARE-PRODUCTS (0.0%)
      3,407   Diagnostic Services Holdings, Inc.(f),(g),(q)                                                       $      267
                                                                                                                  ----------
              HOUSEHOLD PRODUCTS/WARES (0.1%)
     11,242   Kimberly-Clark Corp.                                                                                     1,252
                                                                                                                  ----------
              PHARMACEUTICALS (0.4%)
     22,300   AbbVie, Inc.                                                                                             1,791
     18,400   CVS Health Corp.                                                                                         1,206
     16,562   Johnson & Johnson                                                                                        2,204
     30,900   Merck & Co., Inc.                                                                                        2,300
     14,607   Novartis AG ADR                                                                                          1,278
                                                                                                                  ----------
                                                                                                                       8,779
                                                                                                                  ----------
              Total Consumer, Non-cyclical                                                                            12,242
                                                                                                                  ----------
              ENERGY (0.3%)
              ------------
              COAL (0.0%)
     13,151   Peabody Energy Corp.                                                                                       469
                                                                                                                  ----------
              OIL & GAS (0.3%)
    414,000   Approach Resources, Inc.(b),(t)                                                                            399
      8,522   Chevron Corp.                                                                                              977
      5,500   Comstock Resources, Inc.(t)                                                                                 33
     55,337   Harvest Oil & Gas Corp.(b),(t)                                                                             955
     21,663   Nine Point Energy Holdings, Inc.(f),(g),(q)                                                                108
     32,263   Royal Dutch Shell plc ADR "A"                                                                            1,992
      2,772   Sabine Oil & Gas Holdings, Inc., acquired 8/11/2016; cost $3,204(f),(u)                                    125
      4,982   SilverBow Resources, Inc.(t)                                                                               121
     22,883   Thunderbird Resources Equity, Inc.(f),(g),(q)                                                               10
                                                                                                                  ----------
                                                                                                                       4,720
                                                                                                                  ----------
              OIL & GAS SERVICES (0.0%)
      3,813   Paragon Litigation "B"(f),(q)                                                                              146
      2,542   Paragon Litigation "A"(f),(q)                                                                                2
                                                                                                                  ----------
                                                                                                                         148
                                                                                                                  ----------
              Total Energy                                                                                             5,337
                                                                                                                  ----------
              FINANCIAL (0.8%)
              ---------------
              BANKS (0.3%)
     27,800   BB&T Corp.                                                                                               1,357
     18,507   J.P. Morgan Chase & Co.                                                                                  1,915
    111,918   KeyCorp                                                                                                  1,843
    109,207   Regions Financial Corp.                                                                                  1,657
                                                                                                                  ----------
                                                                                                                       6,772
                                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      MARKET
NUMBER                                                                                                                 VALUE
OF SHARES     SECURITY                                                                                                 (000)
----------------------------------------------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES (0.2%)
     24,700   CME Group, Inc.                                                                                     $    4,502
     13,639   Synchrony Financial                                                                                        410
                                                                                                                  ----------
                                                                                                                       4,912
                                                                                                                  ----------
              INSURANCE (0.1%)
      1,995   Brighthouse Financial, Inc.(t)                                                                              74
     21,952   MetLife, Inc.                                                                                            1,003
                                                                                                                  ----------
                                                                                                                       1,077
                                                                                                                  ----------
              INVESTMENT COMPANIES (0.1%)
    202,000   Prospect Capital Corp.(b)                                                                                1,374
                                                                                                                  ----------
              REITS (0.1%)
     17,000   Crown Castle International Corp.                                                                         1,990
    129,100   MFA Financial, Inc.                                                                                        946
                                                                                                                  ----------
                                                                                                                       2,936
                                                                                                                  ----------
              Total Financial                                                                                         17,071
                                                                                                                  ----------
              INDUSTRIAL (0.0%)
              ----------------
              MISCELLANEOUS MANUFACTURERS (0.0%)
     35,316   General Electric Co.                                                                                       359
                                                                                                                  ----------
              TECHNOLOGY (0.3%)
              ----------------
              SEMICONDUCTORS (0.1%)
     42,500   Intel Corp.                                                                                              2,002
                                                                                                                  ----------
              SOFTWARE (0.2%)
        176   Avaya Holdings Corp.(t)                                                                                      3
     33,200   Microsoft Corp.                                                                                          3,467
                                                                                                                  ----------
                                                                                                                       3,470
                                                                                                                  ----------
              Total Technology                                                                                         5,472
                                                                                                                  ----------
              Total Common Stocks (cost: $53,519)                                                                     62,796
                                                                                                                  ----------

              PREFERRED STOCKS (4.5%)

              COMMUNICATIONS (0.2%)
              --------------------
              TELECOMMUNICATIONS (0.2%)
    200,000   Qwest Corp., 6.50%                                                                                       4,234
                                                                                                                  ----------
              CONSUMER, NON-CYCLICAL (1.8%)
              ----------------------------
              AGRICULTURE (0.8%)
    400,000   CHS, Inc., 7.10%, (3 mo. LIBOR + 4.30%)(p)                                                              10,690
    200,000   CHS, Inc., cumulative redeemable, 7.88%(p)                                                               5,554
                                                                                                                  ----------
                                                                                                                      16,244
                                                                                                                  ----------

================================================================================

22  | USAA HIGH INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      MARKET
NUMBER                                                                                                                 VALUE
OF SHARES     SECURITY                                                                                                 (000)
----------------------------------------------------------------------------------------------------------------------------
              FOOD (1.0%)
    200,000   Dairy Farmers of America, Inc., cumulative redeemable, 7.88%(j),(p)                                 $   19,950
                                                                                                                  ----------
              Total Consumer, Non-cyclical                                                                            36,194
                                                                                                                  ----------
              ENERGY (1.5%)
              ------------
              OIL & GAS (0.1%)
      3,800   Chesapeake Energy Corp., 5.75%(j),(p)                                                                    2,127
        464   Nine Point Energy Holdings, Inc.,(f),(g),(q)                                                               186
                                                                                                                  ----------
                                                                                                                       2,313
                                                                                                                  ----------
              PIPELINES (1.4%)
  1,127,328   NuStar Logistics, LP, 9.52%, (3 mo. LIBOR + 6.73%)                                                      28,259
                                                                                                                  ----------
              Total Energy                                                                                            30,572
                                                                                                                  ----------
              FINANCIAL (1.0%)
              ---------------
              BANKS (0.4%)
      1,265   M&T Bank Corp., cumulative redeemable, 6.38%(p)                                                          1,268
      8,000   U.S. Bancorp, 3.81%, (3 mo. LIBOR + 1.02%)(p)                                                            6,380
                                                                                                                  ----------
                                                                                                                       7,648
                                                                                                                  ----------
              DIVERSIFIED FINANCIAL SERVICES (0.0%)
        928   Ditech Holding Corp., (Zero Coupon)(p)                                                                       1
                                                                                                                  ----------
              INSURANCE (0.3%)
      3,000   American Overseas Group Ltd., non-cumulative, 6.29%,
                (3 mo. LIBOR + 3.56%)(f),(g),(q)                                                                         750
    274,059   Delphi Financial Group, Inc., cumulative redeemable, 5.93%,
                (3 mo. LIBOR + 3.19%)                                                                                  6,338
                                                                                                                  ----------
                                                                                                                       7,088
                                                                                                                  ----------
              REITS (0.3%)
    100,000   Equity Residential Properties Trust, 8.29%, Series K, depositary shares,
                cumulative redeemable(p)                                                                               6,200
                                                                                                                  ----------
              Total Financial                                                                                         20,937
                                                                                                                  ----------
              GOVERNMENT (0.0%)
              ----------------
              SOVEREIGN (0.0%)
     80,000   Freddie Mac(+), 8.38%(p)                                                                                   719
     20,000   Freddie Mac(+), 6.02%(p)                                                                                   162
                                                                                                                  ----------
              Total Government                                                                                           881
                                                                                                                  ----------
              Total Preferred Stocks (cost: $97,401)                                                                  92,818
                                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      MARKET
NUMBER                                                                                                                 VALUE
OF SHARES     SECURITY                                                                                                 (000)
----------------------------------------------------------------------------------------------------------------------------
              WARRANTS (0.0%)

              ENERGY (0.0%)
              -------------
              OIL & GAS (0.0%)
      8,791   Sabine Oil & Gas Holdings, Inc., acquired 8/11/2016; cost $0(f),(u)                                 $       55
      1,565   Sabine Oil & Gas Holdings, Inc., acquired 8/11/2016; cost $0(f),(t),(u)                                      8
     13,764   SandRidge Energy, Inc.(t)                                                                                    1
      5,795   SandRidge Energy, Inc.(t)                                                                                    -
                                                                                                                  ----------
              Total Energy                                                                                                64
                                                                                                                  ----------
              Warrants (cost: $0)                                                                                         64
                                                                                                                  ----------
              Total Equity Securities (cost: $150,919)                                                               155,678
                                                                                                                  ----------

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                            COUPON
(000)                                                                              RATE          MATURITY
----------------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (2.9%)

              COMMERCIAL PAPER (2.7%)
$     2,177   Cabot Corp.(j)                                                       2.70%        2/05/2019              2,176
      8,875   Centerpoint Energy, Inc.(j)                                          2.74         2/07/2019              8,871
      8,500   Centerpoint Energy, Inc.(j)                                          2.75         2/11/2019              8,494
      8,437   CSLB Holdings, Inc.(j)                                               2.70         2/01/2019              8,437
      6,000   CSLB Holdings, Inc.(j)                                               2.70         2/06/2019              5,998
     11,009   Royal Caribbean Cruise(j)                                            2.91         2/04/2019             11,006
      8,000   Southern Co. Gas Capital(j)                                          2.80         2/14/2019              7,992
      2,755   Tyson Foods, Inc.(j)                                                 2.74         2/19/2019              2,751
                                                                                                                  ----------
              Total Commercial Paper (cost: $55,725)                                                                  55,725
                                                                                                                  ----------

----------------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
----------------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.2%)
  4,973,445   State Street Institutional Treasury Money Market Fund
                Premier Class, 2.31%(v) (cost: $4,973)                                                                 4,973
                                                                                                                  ----------
              Total Money Market Instruments (cost: $60,698)                                                          60,698
                                                                                                                  ----------

================================================================================

24  | USAA HIGH INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      MARKET
NUMBER                                                                                                                 VALUE
OF SHARES     SECURITY                                                                                                 (000)
----------------------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (6.5%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (6.5%)
 32,220,861   Goldman Sachs Financial Square Government Fund Institutional
                Class, 2.34%(v)                                                                                   $   32,221
101,953,378   HSBC U.S. Government Money Market Fund Class I, 2.38%(v)                                               101,953
                                                                                                                  ----------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $134,174)                                                                   134,174
                                                                                                                  ----------

              TOTAL INVESTMENTS (COST: $2,240,391)                                                                $2,192,824
                                                                                                                  ==========

----------------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                  VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------------------------
ASSETS                                           LEVEL 1               LEVEL 2                LEVEL 3                  TOTAL
----------------------------------------------------------------------------------------------------------------------------
Bonds:
  Bank Loans                                    $      -            $   84,012                 $    6             $   84,018
  Collateralized Mortgage Obligations                  -                 2,137                      -                  2,137
  Commercial Mortgage Securities                       -                 6,690                      -                  6,690
  Corporate Obligations                                -             1,256,603                  2,751              1,259,354
  Eurodollar and Yankee Obligations                    -               348,354                    120                348,474
  Exchange-Traded Funds                          113,586                     -                      -                113,586
  Foreign Government Obligations                       -                 3,080                      -                  3,080
  Municipal Obligations                                -                14,136                      -                 14,136
  Preferred Bonds                                      -                 2,892                      -                  2,892
  U.S. Government Agency Issues                        -                 7,372                      -                  7,372
  U.S. Treasury Securities                           535                     -                      -                    535

Equity Securities:
  Common Stocks                                   62,138                   273                    385                 62,796
  Preferred Stocks                                     -                91,882                    936                 92,818
  Warrants                                             1                    63                      -                     64

Money Market Instruments:
  Commercial Paper                                     -                55,725                      -                 55,725
  Government & U.S. Treasury
    Money Market Funds                             4,973                     -                      -                  4,973

Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury Money
    Market Funds                                 134,174                     -                      -                134,174
----------------------------------------------------------------------------------------------------------------------------
Total                                           $315,407            $1,873,219                 $4,198             $2,192,824
----------------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At January 31, 2019, the Fund had transfers into/out of Level 3 that were under 0.50% of net assets.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 17.8% of net assets at January 31, 2019.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by,

================================================================================

26  | USAA HIGH INCOME FUND

================================================================================

    mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing. Rate represents an annualized yield at time of purchase or coupon rate, if applicable.

    WARRANTS - Entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR            American depositary receipts are receipts issued by a U.S.
                   bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

    CMT            Constant Maturity Treasury
    EDA            Economic Development Authority
    LIBOR          London Interbank Offered Rate
    REITS          Real estate investment trusts - Dividend distributions from
                   REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the
                   components of distributions from these securities and revise when actual distributions are known.
    Zero Coupon    Normally issued at a significant discount from face value and do not provide for periodic interest payments. Income is earned from the purchase date by accreting the purchase discount of the security to par over the life of the security.

o   SPECIFIC NOTES

    (a) Bank loans (loans)-are not registered under the Securities
        Act of 1933. The loans contain certain restrictions on resale and cannot be sold publicly. The stated interest rates represent the all in interest rate of all contracts within the loan facilities. The interest rates are adjusted periodically, and the rates disclosed represent the current rate at January 31, 2019. The weighted average life of the loans are likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loans are deemed liquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) The security, or a portion thereof, was out on loan as of January 31, 2019.

    (c) At January 31, 2019, the issuer was in default with respect to interest and/or principal payments.

================================================================================

28  | USAA HIGH INCOME FUND

================================================================================

    (d) The bank loan will settle after January 31, 2019, at which time the interest rate will be determined.

    (e) Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

    (f) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (g) Security was classified as Level 3.

    (h) Variable-rate security - interest rate is adjusted periodically.
        The interest rate disclosed represents the rate at January 31, 2019.

    (i) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (j) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (k) Security is interest only. Interest-only commercial mortgage-backed securities (CMBS IOs) represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

    (l) At January 31, 2019, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (m) Payment-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (n) All of the coupon is PIK.

    (o) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

    (p) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (q) Security was fair valued at January 31, 2019, by USAA Asset
        Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $4,340,000, which represented 0.2% of the Fund's net assets.

    (r) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (s) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or
        FNMA), indicated

================================================================================

30  | USAA HIGH INCOME FUND

================================================================================

        with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (t) Non-income-producing security.

    (u) Restricted security that is not registered under the Securities
        Act of 1933. The aggregate market value of these securities at January 31, 2019, was $188,000, which represented less than 0.01% of the Fund's net assets.

    (v) Rate represents the money market fund annualized seven-day yield at January 31, 2019.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities on
       loan of $130,498) (cost of $2,240,391)                                                 $2,192,824
   Cash                                                                                              255
   Receivables:
       Capital shares sold                                                                         1,198
       USAA Asset Management Company (Note 7)                                                          7
       Dividends and interest                                                                     30,629
       Securities sold                                                                            19,040
       Other                                                                                         139
                                                                                              ----------
           Total assets                                                                        2,244,092
                                                                                              ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                          134,174
       Securities purchased                                                                       35,550
       Capital shares redeemed                                                                     1,592
   Accrued management fees                                                                           964
   Accrued transfer agent's fees                                                                      66
   Other accrued expenses and payables                                                               268
                                                                                              ----------
           Total liabilities                                                                     172,614
                                                                                              ----------
                Net assets applicable to capital shares outstanding                           $2,071,478
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $2,200,223
   Accumulated loss                                                                             (128,745)
                                                                                              ----------
                Net assets applicable to capital shares outstanding                           $2,071,478
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,158,430/149,417 capital
           shares outstanding, no par value)                                                  $     7.75
                                                                                              ==========
       Institutional Shares (net assets of $898,720/116,060 capital
           shares outstanding, no par value)                                                  $     7.74
                                                                                              ==========
       Adviser Shares (net assets of $9,435/1,214 capital shares
           outstanding, no par value)                                                         $     7.77
                                                                                              ==========
       R6 Shares (net assets of $4,893/632 capital shares
           outstanding, no par value)                                                         $     7.75
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

32  | USAA HIGH INCOME FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $10)                                             $  7,368
   Interest                                                                                       63,831
   Securities lending (net)                                                                          769
                                                                                                --------
       Total income                                                                               71,968
                                                                                                --------
EXPENSES
   Management fees                                                                                 5,855
   Administration and servicing fees:
       Fund Shares                                                                                   892
       Institutional Shares                                                                          464
       Adviser Shares                                                                                  7
       R6 Shares                                                                                       1
   Transfer agent's fees:
       Fund Shares                                                                                   824
       Institutional Shares                                                                          464
       Adviser Shares                                                                                  4
   Distribution and service fees (Note 7):
       Adviser Shares                                                                                 12
   Custody and accounting fees:
       Fund Shares                                                                                    90
       Institutional Shares                                                                           71
       Adviser Shares                                                                                  1
   Postage:
       Fund Shares                                                                                    47
       Institutional Shares                                                                           52
   Shareholder reporting fees:
       Fund Shares                                                                                    30
       Institutional Shares                                                                           14
   Trustees' fees                                                                                     17

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

   Registration fees:
       Fund Shares                                                                              $     14
       Institutional Shares                                                                           20
       Adviser Shares                                                                                  9
       R6 Shares                                                                                      13
   Professional fees                                                                                  62
   Other                                                                                              19
                                                                                                --------
          Total expenses                                                                           8,982
                                                                                                --------
   Expenses reimbursed:
      Adviser Shares                                                                                 (11)
      R6 Shares                                                                                      (12)
                                                                                                --------
          Net expenses                                                                             8,959
                                                                                                --------
NET INVESTMENT INCOME                                                                             63,009
                                                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Unaffiliated transactions                                                                   (4,460)
      Affiliated transactions (Note 4)                                                             2,086
      Futures transactions                                                                          (692)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                (66,228)
      Futures contracts                                                                              (68)
                                                                                                --------
          Net realized and unrealized loss                                                       (69,362)
                                                                                                --------
   Decrease in net assets resulting from operations                                             $ (6,353)
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

34  | USAA HIGH INCOME FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited), and year ended
July 31, 2018

--------------------------------------------------------------------------------------------------------------

                                                                                     1/31/2019       7/31/2018
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                            $   63,009      $  128,287
   Net realized loss on investments                                                     (2,374)         (3,914)
   Net realized loss on futures transactions                                              (692)         (5,520)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                     (66,228)        (60,046)
       Futures contracts                                                                   (68)            158
                                                                                    --------------------------
       Increase (decrease) in net assets resulting
           from operations                                                              (6,353)         58,965
                                                                                    --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                                         (35,636)        (70,436)
   Institutional Shares                                                                (28,135)        (57,110)
   Adviser Shares                                                                         (288)           (555)
   R6 Shares                                                                              (155)           (304)
                                                                                    --------------------------
   Distributions to shareholders                                                       (64,214)       (128,405)
                                                                                    --------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                          (9,663)         20,277
   Institutional Shares                                                                (37,032)         25,850
   Adviser Shares                                                                         (250)            232
   R6 Shares                                                                                 2              39
                                                                                    --------------------------
       Total net increase (decrease) in net assets from
           capital share transactions                                                  (46,943)         46,398
                                                                                    --------------------------
   Net decrease in net assets                                                         (117,510)        (23,042)

NET ASSETS
   Beginning of period                                                               2,188,988       2,212,030
                                                                                    --------------------------
   End of period                                                                    $2,071,478      $2,188,988
                                                                                    ==========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA High Income Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to provide an attractive total return primarily through high current income and secondarily through capital appreciation.

The Fund consists of four classes of shares: High Income Fund Shares (Fund Shares), High Income Fund Institutional Shares (Institutional Shares), High Income Fund Adviser Shares (Adviser Shares), and High Income Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and

================================================================================

36  | USAA HIGH INCOME FUND

================================================================================

insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed during the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Fund's Board of Trustees and of the Fund's shareholders at a special shareholder meeting to be held on April 18, 2019. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the

================================================================================

38  | USAA HIGH INCOME FUND

================================================================================

        prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask price in all participating options exchanges

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

        determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include equity securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

40  | USAA HIGH INCOME FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the six-month period ended January 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery.

================================================================================

42  | USAA HIGH INCOME FUND

================================================================================

    The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

G. REDEMPTION FEES - All share classes held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the six-month period ended January 31, 2019, the Fund Shares, Institutional Shares and Adviser Shares charged redemption fees of $10,000, $1,000 and $1,000, respectively. The R6 Shares did not charge any redemption fees.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the six-month period ended January 31, 2019, the Fund paid CAPCO facility fees of $9,000, which represents 2.6% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2019.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2019, in accordance with applicable federal tax law.

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had net capital loss carryforwards of $78,822,000, for federal income tax purposes as shown in the table below. It is unlikely

================================================================================

44  | USAA HIGH INCOME FUND

================================================================================

that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                               CAPITAL LOSS CARRYFORWARDS
                       ---------------------------------------
                                     TAX CHARACTER
                       ---------------------------------------
                       (NO EXPIRATION)               BALANCE
                       ---------------             -----------
                       Short-Term                  $15,214,000
                       Long-Term                    63,608,000
                                                   -----------
                       Total                       $78,822,000
                                                   ===========

As of January 31, 2019, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements. The net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                                  NET
                                                GROSS                     GROSS               UNREALIZED
                                              UNREALIZED                UNREALIZED           APPRECIATION/
FUND                                         APPRECIATION              DEPRECIATION         (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
USAA High Income Fund                        $80,983,000              $(128,550,000)         $(47,567,000)

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2019, were $274,917,000 and $259,241,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the six-month period ended January 31, 2019 were as follows:

PURCHASES                                SALES                         NET REALIZED GAIN
------------------------------------------------------------------------------------------
$9,200,000                            $26,121,000                          $2,086,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At January 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
      ON LOAN                    NON-CASH COLLATERAL             CASH COLLATERAL
--------------------------------------------------------------------------------
$130,498,000                             $-                         $134,174,000

(6) CAPITAL SHARE TRANSACTIONS

At January 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

46  | USAA HIGH INCOME FUND

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                         SIX-MONTH PERIOD ENDED        YEAR ENDED
                                            JANUARY 31, 2019         JULY 31, 2018
----------------------------------------------------------------------------------------
                                         SHARES       AMOUNT      SHARES        AMOUNT
                                        ------------------------------------------------
FUND SHARES:
Shares sold                              12,947     $ 101,562     28,387      $  231,121
Shares issued from reinvested
  dividends                               4,248        33,111      8,071          65,364
Shares redeemed**                       (18,531)     (144,336)   (34,005)       (276,208)
                                        ------------------------------------------------
Net increase (decrease) from
  capital share transactions             (1,336)    $  (9,663)     2,453      $   20,277
                                        ================================================
INSTITUTIONAL SHARES:
Shares sold                               5,014     $  39,308     14,057      $  114,252
Shares issued from reinvested
  dividends                               3,479        27,088      6,800          55,026
Shares redeemed**                       (13,162)     (103,428)   (17,670)       (143,428)
                                        ------------------------------------------------
Net increase (decrease) from
  capital share transactions             (4,669)    $ (37,032)     3,187      $   25,850
                                        ================================================
ADVISER SHARES:
Shares sold                                  34     $     270        177      $    1,443
Shares issued from reinvested
  dividends                                  16           128         30             242
Shares redeemed**                           (84)         (648)      (178)         (1,453)
                                        ------------------------------------------------
Net increase (decrease) from
  capital share transactions                (34)    $    (250)        29      $      232
                                        ================================================
R6 SHARES:
Shares sold                                   -*    $       3          5      $       39
Shares issued from reinvested
  dividends                                   -*            1          -*              -*
Shares redeemed**                            (-)*          (2)        (-)*            (-)*
                                        ------------------------------------------------
Net increase from capital
  share transactions                          -*    $       2          5      $       39
                                        ================================================

*  Represents less than 500 shares or $500.
** Net of redemption fees, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the six-month period ended January 31, 2019, the Fund had no subadviser(s).

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper High Yield Bond Funds Index. The Lipper High Yield Bond Funds Index tracks the total return performance of funds within the Lipper High Yield Funds category.

The performance period for each class consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes the performance of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

     OVER/UNDER PERFORMANCE
     RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
     (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
     -------------------------------------------------------------------
     +/- 20 to 50                                +/- 4
     +/- 51 to 100                               +/- 5
     +/- 101 and greater                         +/- 6

     (1)Based on the difference between average annual performance of the relevant share class of the Fund and its Lipper relevant index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

================================================================================

48  | USAA HIGH INCOME FUND

================================================================================

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper High Yield Bond Funds Index over that period, even if the class had overall negative returns during the performance period.

For the six-month period ended January 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $5,855,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $283,000, $241,000, $2,000, and less than $500, respectively. For the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares the performance adjustments were 0.05%, 0.05%, 0.03%, and 0.01%, respectively.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares and Adviser Shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. For the six-month period ended January 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $892,000, $464,000, $7,000, and $1,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2019, the Fund reimbursed the Manager less than $500 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

EXPENSE LIMITATION - The Manager agreed, through November 30, 2019, to limit the total annual operating expenses of the Adviser Shares and R6 Shares to 1.00% and 0.65%, respectively, of their average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares and R6 Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through November 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31, 2019, the Adviser Shares and R6 Shares incurred reimbursable expenses of $11,000, and $12,000, respectively, of which $7,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average daily net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $824,000, $464,000, $4,000, and less than $500, respectively.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge.

================================================================================

50  | USAA HIGH INCOME FUND

================================================================================

For the six-month period ended January 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees of $12,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 16 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at usaa.com. As of January 31, 2019, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
Cornerstone Conservative                                                0.3

Target Retirement Income                                                0.4

Target Retirement 2020                                                  0.7

Target Retirement 2030                                                  1.3

Target Retirement 2040                                                  1.1

Target Retirement 2050                                                  0.1

Target Retirement 2060                                                  0.0*

* Represents less than 0.1%.

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution. At January 31, 2019, USAA and its affiliates owned 617,000 Adviser Shares and 627,000 R6 Shares, which represents 50.9% of the Adviser Shares outstanding, 99.2% of the R6 Shares outstanding, and 0.4% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(10) RECENTLY ADOPTED ACCOUNTING STANDARDS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

52  | USAA HIGH INCOME FUND

================================================================================

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 became effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard has no impact on the financial statements and reporting disclosures of the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                  SIX-MONTH
                                 PERIOD ENDED
                                  JANUARY 31,                           YEAR ENDED JULY 31,
                                --------------------------------------------------------------------------------------------
                                      2019            2018             2017            2016             2015            2014
                                --------------------------------------------------------------------------------------------
Net asset value at
  beginning of period           $     8.01      $     8.27       $     7.90      $     8.17       $     8.91      $     8.79
                                --------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .23             .47              .47             .48              .47             .50
  Net realized and
    unrealized gain (loss)            (.25)           (.26)             .37            (.28)            (.68)            .29
                                --------------------------------------------------------------------------------------------
Total from investment
  operations                          (.02)            .21              .84             .20             (.21)            .79
                                --------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (.24)           (.47)            (.47)           (.47)            (.47)           (.51)
  Realized capital gains                 -               -                -               -             (.06)           (.16)
                                --------------------------------------------------------------------------------------------
Total distributions                   (.24)           (.47)            (.47)           (.47)            (.53)           (.67)
                                --------------------------------------------------------------------------------------------
Redemption fees added
  to beneficial interests(a)           .00             .00              .00             .00              .00             .00
                                --------------------------------------------------------------------------------------------
Net asset value at
  end of period                 $     7.75      $     8.01       $     8.27      $     7.90       $     8.17      $     8.91
                                ============================================================================================
Total return (%)*                     (.27)           2.65            10.92            2.95            (2.42)           9.35
Net assets at
  end of period(000)            $1,158,430      $1,207,790       $1,225,990      $1,105,081       $1,322,058      $1,521,633
Ratios to average
  daily net assets:**
  Expenses (%)(b)                      .88(c)          .81              .83             .82              .89             .89
  Net investment
    income (%)                        5.88(c)         5.79             5.80            6.22             5.46            5.71
Portfolio turnover (%)                  13              22               21              36               16              21

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $1,178,976,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

54  | USAA HIGH INCOME FUND

================================================================================

INSTITUTIONAL SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                   SIX-MONTH
                                  PERIOD ENDED
                                   JANUARY 31,                             YEAR ENDED JULY 31,
                                  ------------------------------------------------------------------------------------------
                                      2019            2018             2017            2016             2015            2014
                                  ------------------------------------------------------------------------------------------
Net asset value at
  beginning of period             $   8.00        $   8.26         $   7.90        $   8.16         $   8.91        $   8.78
                                  ------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .23             .48              .48             .48              .48             .52
  Net realized and
    unrealized gain (loss)            (.25)           (.26)             .36            (.26)            (.69)            .29
                                  ------------------------------------------------------------------------------------------
Total from investment
  operations                          (.02)            .22              .84             .22             (.21)            .81
                                  ------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (.24)           (.48)            (.48)           (.48)            (.48)           (.52)
  Realized capital gains                 -               -                -               -             (.06)           (.16)
                                  ------------------------------------------------------------------------------------------
Total distributions                   (.24)           (.48)            (.48)           (.48)            (.54)           (.68)
                                  ------------------------------------------------------------------------------------------
Redemption fees added
  to beneficial interests              .00(a)          .00(a)           .00(a)          .00(a)           .00(a)            -
                                  ------------------------------------------------------------------------------------------
Net asset value at
  end of period                   $   7.74        $   8.00         $   8.26        $   7.90         $   8.16        $   8.91
                                  ==========================================================================================
Total return (%)*                     (.23)           2.74            10.89            3.19            (2.44)           9.61
Net assets at end
  of period (000)                 $898,720        $966,124         $970,767        $990,980         $811,060        $757,419
Ratios to average
  daily net assets:**
  Expenses (%)(b)                      .80(c)          .72              .75             .71              .80             .76
  Net investment
    income (%)                        5.96(c)         5.88             5.89            6.32             5.55            5.87
Portfolio turnover (%)                  13              22               21              36               16              21

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $919,639,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  55

================================================================================

ADVISER SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                     SIX-MONTH
                                    PERIOD ENDED
                                     JANUARY 31,                         YEAR ENDED JULY 31,
                                    --------------------------------------------------------------------------------------
                                      2019           2018             2017           2016              2015           2014
                                    --------------------------------------------------------------------------------------
Net asset value at
  beginning of period               $ 8.03        $  8.28          $  7.92         $ 8.18           $  8.92         $ 8.79
                                    --------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .23            .46              .46            .44               .45            .49
  Net realized and
    unrealized gain (loss)            (.26)          (.26)             .35           (.25)             (.69)           .27
                                    --------------------------------------------------------------------------------------
Total from investment
  operations                          (.03)           .20              .81            .19              (.24)           .76
                                    --------------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (.23)          (.45)            (.45)          (.45)             (.45)          (.48)
  Realized capital gains                 -              -                -              -              (.06)          (.16)
                                    --------------------------------------------------------------------------------------
Total distributions                   (.23)          (.45)            (.45)          (.45)             (.51)          (.64)
                                    --------------------------------------------------------------------------------------
Redemption fees added to
  beneficial interests                 .00(a)         .00(a)           .00(a)         .00(a)            .01            .01
                                    --------------------------------------------------------------------------------------
Net asset value at
  end of period                     $ 7.77        $  8.03          $  8.28         $ 7.92           $  8.18         $ 8.92
                                    ======================================================================================
Total return (%)*                     (.33)          2.55            10.49           2.73             (2.67)          9.16
Net assets at end of
  period (000)                      $9,435        $10,019          $10,096         $9,183           $12,545         $9,218
Ratios to average
  daily net assets:**
  Expenses (%)(b)                     1.00(c)        1.02(d)          1.08(e)        1.15              1.16(f)        1.19
  Expenses, excluding
    reimbursements (%)(b)             1.22(c)        1.13             1.15           1.19              1.21           1.19
  Net investment
    income (%)                        5.75(c)        5.58             5.55           5.88              5.19           5.41
Portfolio turnover (%)                  13             22               21             36                16             21

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $9,760,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Prior to December 1, 2017, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.05% of the Adviser Shares' average daily net assets.
(e) Prior to December 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.15% of the Adviser Shares' average daily net assets.
(f) Prior to December 1, 2014, the Manager voluntarily agreed to limit the annual expense of the Adviser Shares to 1.20% of the Adviser Shares' average daily net assets.

================================================================================

56  | USAA HIGH INCOME FUND

================================================================================

R6 SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                  SIX-MONTH
                                                 PERIOD ENDED       YEAR ENDED         PERIOD ENDED
                                                  JANUARY 31,         JULY 31,           JULY 31,
                                                 --------------------------------------------------
                                                      2019             2018                2017***
                                                 --------------------------------------------------
Net asset value at beginning of period              $ 8.01           $ 8.26              $ 7.98
                                                    -------------------------------------------
Income (loss) from investment operations:
  Net investment income                                .24              .48                 .32
  Net realized and unrealized gain (loss)             (.25)            (.25)                .28
                                                    -------------------------------------------
Total from investment operations                      (.01)             .23                 .60
                                                    -------------------------------------------
Less distributions from:
  Net investment income                               (.25)            (.48)               (.32)
                                                    -------------------------------------------
Net asset value at end of period                    $ 7.75           $ 8.01              $ 8.26
                                                    ===========================================
Total return (%)*                                     (.15)            2.94                7.64
Net assets at end of period (000)                   $4,893           $5,055              $5,177
Ratios to average daily net assets:**
  Expenses (%)(a)                                      .65(b)           .65                 .65(b)
  Expenses, excluding reimbursements (%)(a)           1.11(b)           .92                1.26(b)
  Net investment income (%)                           6.11(b)          5.95                5.88(b)
Portfolio turnover (%)                                  13               22                  21

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $4,940,000.
*** R6 Shares commenced operations on December 1, 2016.
(a) Does not include acquired fund fees, if any.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  57

================================================================================

EXPENSE EXAMPLE

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2018, through January 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of

================================================================================

58  | USAA HIGH INCOME FUND

================================================================================

investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                          BEGINNING             ENDING               DURING PERIOD*
                                        ACCOUNT VALUE        ACCOUNT VALUE          AUGUST 1, 2018 -
                                        AUGUST 1, 2018      JANUARY 31, 2019        JANUARY 31, 2019
                                        ------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00           $  997.30                   $4.43

Hypothetical
  (5% return before expenses)               1,000.00            1,020.77                    4.48

INSTITUTIONAL SHARES
Actual                                      1,000.00              997.70                    4.03

Hypothetical
  (5% return before expenses)               1,000.00            1,021.17                    4.08

ADVISER SHARES
Actual                                      1,000.00              996.70                    5.03

Hypothetical
  (5% return before expenses)               1,000.00            1,020.16                    5.09

R6 SHARES
Actual                                      1,000.00              998.50                    3.27

Hypothetical
  (5% return before expenses)               1,000.00            1,021.93                    3.31

*Expenses are equal to the annualized expense ratio of 0.88% for Fund Shares, 0.80% for Institutional Shares, 1.00% for Adviser Shares, and 0.65% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days for Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (0.27)% for Fund Shares, (0.23)% for Institutional Shares, (0.33)% for Adviser Shares, and (0.15)% for R6 Shares, for the six-month period of August 1, 2018, through January 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  59

================================================================================

ADVISORY AGREEMENT(S)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

60  | USAA HIGH INCOME FUND

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

================================================================================

62  | USAA HIGH INCOME FUND

================================================================================

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o   With the exception of the USAA S&P 500 Index Fund, USAA Extended
        Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short- Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

64  | USAA HIGH INCOME FUND

================================================================================

        businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

66  | USAA HIGH INCOME FUND

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

================================================================================

68  | USAA HIGH INCOME FUND

================================================================================

Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

70  | USAA HIGH INCOME FUND

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset

================================================================================

                                                     ADVISORY AGREEMENT(S) |  71

================================================================================

Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered

================================================================================

72  | USAA HIGH INCOME FUND

================================================================================

each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  73

================================================================================

At the 2018 15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

================================================================================

74  | USAA HIGH INCOME FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
  >>  Secure
  >>  Saves Time
  >>  Good for the Environment

Sign up today for online document delivery at USAA.COM/UDO

[LOGO OF USAA]
     USAA      We know what it means to serve.(R)

================================================================================
40051-0319                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                                   [GRAPHIC OF USAA INCOME FUND]

================================================================================

    SEMIANNUAL REPORT
    USAA INCOME FUND
    FUND SHARES (USAIX) o INSTITUTIONAL SHARES (UIINX)
    o ADVISER SHARES (UINCX) o R6 SHARES (URIFX)
    JANUARY 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

INVESTMENT OVERVIEW                                                           1

FINANCIAL INFORMATION

   Portfolio of Investments                                                   3

   Notes to Portfolio of Investments                                         41

   Financial Statements                                                      47

   Notes to Financial Statements                                             51

   Financial Highlights                                                      69

EXPENSE EXAMPLE                                                              73

ADVISORY AGREEMENT(S)                                                        75

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

                       o PORTFOLIO RATINGS MIX - 1/31/19 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        21.1%
AA                                                                         11.4%
A                                                                          31.3%
BBB                                                                        29.5%
BELOW INVESTMENT-GRADE                                                      5.2%
UNRATED                                                                     1.5%

                                 [END PIE CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Funds' investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Funds' securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  1

================================================================================

                         o TOP 10 HOLDINGS* - 1/31/19 o
                                (% of Net Assets)

U.S. Treasury Note, 2.00%, 2/15/2025 .....................................  1.0%
U.S. Treasury Bond, 2.50%, 2/15/2045 .....................................  0.8%
U.S. Treasury Bond, 2.38%, 1/15/2025 .....................................  0.8%
U.S. Treasury Bond, 2.50%, 2/15/2046 .....................................  0.7%
U.S. Treasury Note, 2.63%, 11/15/2020 ....................................  0.6%
U.S. Treasury Note, 1.63%, 2/15/2026 .....................................  0.6%
U.S. Treasury Bond, 2.75%, 8/15/2042 .....................................  0.5%
U.S. Treasury Bond, 3.88%, 8/15/2040 .....................................  0.4%
SBA Tower Trust, 3.45%, 3/15/2023 ........................................  0.4%
Nationwide Mutual Insurance Co., 5.08%, 12/15/2024 .......................  0.4%

                        o ASSET ALLOCATION** - 1/31/19 o
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      45.9%
EURODOLLAR AND YANKEE OBLIGATIONS                                          18.6%
U.S. TREASURY SECURITIES                                                    9.4%
MUNICIPAL OBLIGATIONS                                                       6.6%
ASSET-BACKED SECURITIES                                                     5.6%
U.S. GOVERNMENT AGENCY ISSUES                                               4.5%
COMMERCIAL MORTGAGE SECURITIES                                              3.8%
COLLATERALIZED LOAN OBLIGATIONS                                             1.5%
PREFERRED STOCKS                                                            1.1%
BANK LOANS                                                                  0.9%
FOREIGN GOVERNMENT OBLIGATIONS                                              0.5%
MONEY MARKET INSTRUMENTS                                                    0.4%
COMMON STOCKS                                                               0.3%
PREFERRED BONDS                                                             0.1%

                                 [END PIE CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

**Does not include short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

2  | USAA INCOME FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
              BONDS (97.4%)

              ASSET-BACKED SECURITIES (5.6%)

              ASSET BACKED SECURITIES (5.1%)
              ------------------------------
              AUTOMOBILE ABS (1.9%)
$     5,000   AmeriCredit Automobile Receivables Trust                            3.65%     5/09/2022    $    5,035
      9,650   AmeriCredit Automobile Receivables Trust                            2.71      9/08/2022         9,555
      5,000   AmeriCredit Automobile Receivables Trust                            2.60      9/18/2023         4,950
      4,000   AmeriCredit Automobile Receivables Trust                            3.59      6/18/2024         4,029
        500   Avis Budget Rental Car Funding AESOP, LLC(a)                        3.52      2/20/2020           500
      9,400   Avis Budget Rental Car Funding AESOP, LLC(a)                        2.96      7/20/2020         9,389
      1,334   Avis Budget Rental Car Funding AESOP, LLC(a)                        3.75      7/20/2020         1,335
      2,827   Avis Budget Rental Car Funding AESOP, LLC(a)                        4.94      6/20/2022         2,861
      5,250   Avis Budget Rental Car Funding AESOP, LLC(a)                        4.27      3/20/2025         5,409
      6,500   California Republic Auto Receivables Trust                          2.91     12/15/2022         6,441
      1,250   Canadian Pacer Auto Receivables Trust(a)                            3.63      1/19/2024         1,270
      2,148   Centre Point Funding, LLC(a)                                        2.61      8/20/2021         2,122
      6,000   Chesapeake Funding II, LLC(a)                                       3.52      8/15/2030         6,059
      6,000   Chesapeake Funding II, LLC(a)                                       3.81      1/15/2031         6,081
      4,850   Credit Acceptance Auto Loan Trust(a)                                3.35      6/15/2026         4,830
      3,000   Hertz Vehicle Financing II, LP(a)                                   2.65      7/25/2022         2,945
      6,250   Hertz Vehicle Financing II, LP(a),(b)                               4.10      3/25/2023         6,273
      8,667   Hertz Vehicle Financing II, LP(a)                                   3.29     10/25/2023         8,557
      5,000   Hertz Vehicle Financing, LLC(a)                                     4.03      7/25/2024         5,077
      8,500   OneMain Direct Auto Receivables Trust(a)                            2.82      7/15/2024         8,429
     12,000   OSCAR U.S. Funding Trust IX, LLC(a)                                 3.63      9/10/2025        12,196
      4,760   OSCAR U.S. Funding Trust VIII, LLC(a)                               3.50      5/12/2025         4,816
     16,400   Santander Drive Auto Receivables Trust                              3.39      4/15/2022        16,410
      3,750   TCF Auto Receivables Owner Trust(a)                                 2.89      7/15/2021         3,743
      1,143   Tesla Auto Lease Trust(a)                                           2.75      2/20/2020         1,140
      4,500   Westlake Automobile Receivables Trust(a)                            6.41      5/15/2023         4,558
      4,000   World Omni Auto Receivables Trust                                   3.87      8/15/2025         4,091
                                                                                                         ----------
                                                                                                            148,101
                                                                                                         ----------
              CREDIT CARD ABS (0.2%)
     18,417   Synchrony Credit Card Master Note Trust                             3.87      5/15/2026        18,541
                                                                                                         ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  3

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
              OTHER ABS (2.2%)
$     1,951   BCC Funding XIII, LLC(a)                                            4.78%     8/20/2022    $    1,983
     25,000   Element Rail Leasing I, LLC(a)                                      3.67      4/19/2044        24,920
     15,000   Hawaii Dept. of Business Economic Dev. & Tourism                    3.24      1/01/2031        14,929
      8,000   InSite Issuer, LLC(a)                                               4.10     12/15/2048         8,000
     20,000   Louisiana Environmental Facilities & Community Dev. Auth.           3.24      8/01/2028        20,070
      2,750   MMAF Equipment Finance, LLC(a)                                      2.68      7/16/2027         2,719
     10,000   MMAF Equipment Finance, LLC(a)                                      2.49      2/19/2036         9,939
     15,625   NP SPE II, LLC                                                      4.22     10/21/2047        15,717
     15,545   PSNH Funding, LLC                                                   3.81      2/01/2035        16,002
      6,700   Renew Financial(a)                                                  3.95      9/20/2053         6,832
      1,629   Renew Financial(a)                                                  3.22      9/22/2053         1,620
      4,952   Sapphire Aviation Finance I Ltd.(a)                                 4.25      3/15/2040         4,984
      5,000   SBA Tower Trust(a)                                                  2.90     10/15/2044         4,984
      4,297   SCF Equipment Leasing, LLC(a)                                       3.41     12/20/2023         4,290
      9,524   Start Ltd.(a)                                                       4.09      5/15/2043         9,517
     10,000   TRIP Rail Master Funding, LLC(a)                                    4.09      4/15/2044        10,151
      3,334   TRIP Rail Master Funding, LLC(a)                                    3.74      8/15/2047         3,342
      7,850   VB-S1 Issuer, LLC(a)                                                3.41      2/15/2048         7,774
                                                                                                         ----------
                                                                                                            167,773
                                                                                                         ----------
              STUDENT LOAN ABS (0.8%)
      5,312   CIT Education Loan Trust (3 mo. LIBOR + 0.30%)(a)                   3.12(c)   6/25/2042         4,945
      3,000   Navient Student Loan Trust (1 mo. LIBOR + 1.50%)                    4.01(c)   8/25/2050         3,016
      3,500   Navient Student Loan Trust (1 mo. LIBOR + 1.15%)(a)                 3.66(c)   3/25/2067         3,430
      1,382   Nelnet Student Loan Trust (3 mo. LIBOR + 0.28%)                     3.10(c)   9/22/2035         1,253
      5,000   SLM Private Education Loan Trust(a)                                 2.50      3/15/2047         4,978
      5,521   SLM Student Loan Trust (3 mo. LIBOR + 0.23%)                        3.00(c)   1/25/2041         5,061
      1,735   SLM Student Loan Trust (3 mo. LIBOR + 0.30%)                        3.07(c)   1/25/2041         1,648
      8,017   SLM Student Loan Trust (3 mo. LIBOR + 0.22%)                        2.99(c)   1/27/2042         7,498
     20,862   SLM Student Loan Trust (1 mo. LIBOR + 1.00%)                        3.51(c)   4/27/2043        19,527
      2,326   SLM Student Loan Trust (3 mo. LIBOR + 0.22%)                        2.99(c)   3/25/2044         2,175
      1,939   SLM Student Loan Trust (3 mo. LIBOR + 0.55%)                        3.32(c)  10/25/2065         1,845
      5,740   SLM Student Loan Trust (3 mo. LIBOR + 0.75%)                        3.52(c)  10/27/2070         5,287
                                                                                                         ----------
                                                                                                             60,663
                                                                                                         ----------
              Total Asset Backed Securities                                                                 395,078
                                                                                                         ----------
              COMMUNICATIONS (0.1%)
              ---------------------
              TELECOMMUNICATIONS (0.1%)
     10,000   Crown Castle Towers, LLC(a)                                         3.22      5/15/2022         9,920
                                                                                                         ----------

================================================================================

4  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
              FINANCIAL (0.4%)
              ----------------
              REITS (0.4%)
$    30,000   SBA Tower Trust(a)                                                  3.45%     3/15/2023    $   29,845
                                                                                                         ----------
              Total Asset-Backed Securities (cost: $434,205)                                                434,843
                                                                                                         ----------

              BANK LOANS (0.9%)(d)

              COMMUNICATIONS (0.2%)
              ---------------------
              MEDIA (0.1%)
      2,418   CSC Holdings, LLC (1 mo. LIBOR + 2.25%)                             4.76      7/17/2025         2,349
      3,412   McGraw-Hill Global Education Intermediate
                Holdings, LLC (1 mo. LIBOR + 4.00%)                               6.50      5/04/2022         3,117
                                                                                                         ----------
                                                                                                              5,466
                                                                                                         ----------
              TELECOMMUNICATIONS (0.1%)
      7,250   Sprint Communications, Inc. (1 mo. LIBOR + 3.00%)                   5.50      2/02/2024         7,161
                                                                                                         ----------
              Total Communications                                                                           12,627
                                                                                                         ----------
              CONSUMER, CYCLICAL (0.2%)
              -------------------------
              RETAIL (0.2%)
      4,426   1011778 B.C. Unlimited Liability Co. (1 mo. LIBOR + 2.25%)          4.75      2/16/2024         4,361
      7,451   Harbor Freight Tools USA, Inc. (1 mo. LIBOR + 2.50%)                5.00      8/18/2023         7,224
      3,786   J.C. Penney Co., Inc. (3 mo. LIBOR + 2.51%)                         6.96      6/23/2023         3,292
      2,450   Serta Simmons Bedding, LLC (1 mo. LIBOR + 3.50%)                    6.01     11/08/2023         2,101
                                                                                                         ----------
              Total Consumer, Cyclical                                                                       16,978
                                                                                                         ----------
              CONSUMER, NON-CYCLICAL (0.2%)
              -----------------------------
              FOOD (0.2%)
      1,955   Albertson's, LLC (3 mo. LIBOR + 3.00%)                              5.82     12/21/2022         1,933
      4,060   Albertson's, LLC (3 mo. LIBOR + 3.00%)                              5.69      6/22/2023         4,005
      5,000   Albertson's, LLC (3 mo. LIBOR + 3.00%)                              5.50     11/17/2025         4,904
        431   JBS USA, LLC (3 mo. LIBOR + 2.50%)                                  5.00     10/30/2022           428
      2,516   JBS USA, LLC (3 mo. LIBOR + 2.50%)                                  5.30     10/30/2022         2,495
                                                                                                         ----------
              Total Consumer, Non-cyclical                                                                   13,765
                                                                                                         ----------
              FINANCIAL (0.0%)
              ----------------
              REITS (0.0%)
      4,344   Communications Sales & Leasing, Inc. (1 mo. LIBOR + 3.00%)          5.50     10/24/2022         4,085
                                                                                                         ----------
              INDUSTRIAL (0.2%)
              -----------------
              MACHINERY-CONSTRUCTION & MINING (0.1%)
      4,826   Terex Corp. (1 mo. LIBOR + 2.00%)                                   4.50      1/31/2024         4,742
                                                                                                         ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  5

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
              PACKAGING & CONTAINERS (0.1%)
$     2,706   Klockner-Pentaplast of America, Inc. (1 mo. LIBOR + 4.25%)          6.75%     6/30/2022    $    2,345
      8,630   Reynolds Group Holdings, Inc. (1 mo. LIBOR + 2.75%)                 5.25      2/05/2023         8,524
                                                                                                         ----------
                                                                                                             10,869
                                                                                                         ----------
              Total Industrial                                                                               15,611
                                                                                                         ----------
              TECHNOLOGY (0.1%)
              -----------------
              SOFTWARE (0.1%)
      7,258   Solera, LLC (1 mo. LIBOR + 2.75%)                                   5.25      3/03/2023         7,126
                                                                                                         ----------
              UTILITIES (0.0%)
              ----------------
              ELECTRIC (0.0%)
      4,825   Calpine Corp. (3 mo. LIBOR + 2.50%)                                 5.31      1/15/2024         4,748
                                                                                                         ----------
              Total Bank Loans (cost: $77,383)                                                               74,940
                                                                                                         ----------

              COLLATERALIZED LOAN OBLIGATIONS (1.5%)
              --------------------------------------
              ASSET BACKED SECURITIES (1.5%)
      3,500   American Money Management Corp. (3 mo. LIBOR + 1.50%)(a)            4.29(c)  10/15/2028         3,502
      3,500   CIFC Funding Ltd. (3 mo. LIBOR + 1.70%)(a)                          4.46(c)   4/23/2029         3,477
      2,500   Dryden Ltd. (1 mo. LIBOR + 1.01%)(a)                                3.62(c)   5/15/2031         2,479
      5,000   Dryden Ltd. (1 mo. LIBOR + 1.50%)(a)                                4.27(c)   7/17/2031         4,919
      4,000   Dryden Senior Loan Fund (3 mo. LIBOR + 2.00%)(a)                    4.76(c)   7/20/2029         4,006
     10,000   Dryden Senior Loan Fund (1 mo. LIBOR + 1.10%)(a)                    3.89(c)   1/15/2031         9,946
     10,000   Eaton Vance Ltd. (1 mo. LIBOR + 1.25%)(a)                           4.01(c)   1/20/2030         9,776
     10,000   Grippen Park Ltd. (3 mo. LIBOR + 1.26%)(a)                          4.02(c)   1/20/2030        10,002
      5,000   Loomis Sayles Ltd. (1 mo. LIBOR + 0.90%)(a)                         3.68(c)   4/15/2028         4,954
      5,000   Magnetite VII Ltd. (1 mo. LIBOR + 0.80%)(a)                         3.59(c)   1/15/2028         4,945
     10,000   Oaktree EIF Ltd. (3 mo. LIBOR + 2.00%)(a)                           4.76(c)  10/20/2027        10,002
     10,000   Octagon Investment Partners XXIII, Ltd. (1 mo. LIBOR + 0.85%)(a)    3.64(c)   7/15/2027         9,925
      4,500   Race Point Ltd. (1 mo. LIBOR + 1.10%)(a)                            3.87(c)   7/25/2031         4,469
      7,000   Stewart Park Ltd. (1 mo. LIBOR + 1.25%)(a)                          4.04(c)   1/15/2030         6,844
      7,000   TIAA Ltd. (3 mo. LIBOR + 1.70%)(a)                                  4.46(c)   4/20/2029         6,955
      9,750   Trinitas Ltd. (3 mo. LIBOR + 1.70%)                                 4.47(c)  10/25/2028         9,761
     10,000   Trinitas Ltd. (3 mo. LIBOR + 1.32%)(a)                              4.09(c)   7/25/2029        10,003
      3,000   Voya Ltd. (3 mo. LIBOR + 1.60%)(a)                                  4.37(c)   4/17/2030         2,985
                                                                                                         ----------
              Total Asset Backed Securities                                                                 118,950
                                                                                                         ----------
              Total Collateralized Loan Obligations (cost: $119,735)                                        118,950
                                                                                                         ----------

================================================================================

6  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
              COMMERCIAL MORTGAGE SECURITIES (3.8%)

              MORTGAGE SECURITIES (3.8%)
              --------------------------
              COMMERCIAL MBS (3.8%)
$     9,027   BAMLL Commercial Mortgage Securities Trust(a)                       3.49%     4/14/2033    $    9,062
      2,043   Banc of America Commercial Mortgage Trust(e)                        5.66(f)   7/10/2044           744
      2,125   Caesars Palace Las Vegas Trust(a)                                   4.14     10/15/2034         2,163
      8,100   Citigroup Commercial Mortgage Trust(a)                              4.68      1/10/2024         8,446
     10,000   Citigroup Commercial Mortgage Trust                                 3.36      7/10/2047        10,087
      2,500   Citigroup Commercial Mortgage Trust                                 3.62      7/10/2047         2,556
      4,000   Citigroup Commercial Mortgage Trust                                 3.86      7/10/2047         4,089
      9,500   Citigroup Commercial Mortgage Trust                                 3.79(f)   9/15/2050         9,637
     35,579   Commercial Mortgage Trust(e)                                        1.87(f)   5/15/2045         1,811
     61,327   Commercial Mortgage Trust(e)                                        1.78(f)  10/15/2045         2,983
      8,600   Commercial Mortgage Trust                                           3.25     10/15/2045         8,509
      5,925   Commercial Mortgage Trust(a)                                        3.42     10/15/2045         5,927
      6,000   Commercial Mortgage Trust                                           2.77     12/10/2045         5,950
      4,000   Commercial Mortgage Trust                                           3.61(f)   6/10/2046         4,078
      5,000   Commercial Mortgage Trust                                           3.80      8/10/2047         5,158
      7,500   Commercial Mortgage Trust                                           4.08      8/10/2047         7,747
      6,300   Commercial Mortgage Trust                                           4.16(f)  10/10/2048         6,437
     15,000   Commercial Mortgage Trust                                           3.90      7/10/2050        15,477
      2,000   Commercial Mortgage Trust                                           4.29(f)   7/10/2050         2,061
        975   GE Capital Commercial Mortgage Corp.                                5.61(f)  12/10/2049           902
    190,667   GS Mortgage Securities Corp.(a),(e)                                 0.21(f)   5/03/2032         2,999
      5,000   GS Mortgage Securities Corp.                                        3.28      2/10/2046         4,987
     10,000   GS Mortgage Securities Corp.(a)                                     3.68      2/10/2046        10,012
     26,242   GS Mortgage Securities Trust(e)                                     2.21(f)   5/10/2045         1,069
      4,583   GS Mortgage Securities Trust                                        3.38      5/10/2045         4,607
      5,000   GS Mortgage Securities Trust                                        4.24      8/10/2046         5,241
      6,000   GS Mortgage Securities Trust                                        3.76      7/10/2048         6,178
     15,000   J.P. Morgan Chase Commercial Mortgage Securities Trust(a)           5.60(f)  11/15/2043        15,355
     10,697   J.P. Morgan Chase Commercial Mortgage Securities Trust              4.82(f)   5/15/2045        10,997
     10,000   J.P. Morgan Chase Commercial Mortgage Securities Trust              4.27      6/15/2045        10,273
      9,000   J.P. Morgan Chase Commercial Mortgage Securities Trust              4.44(f)   2/15/2047         9,363
      1,133   J.P. Morgan Chase Commercial Mortgage Securities Trust              5.37      5/15/2047         1,138
      3,200   Morgan Stanley Bank of America Merrill Lynch Trust                  3.46      5/15/2046         3,211
      2,750   Morgan Stanley Capital I Trust(a)                                   5.20(f)   6/15/2044         2,813
      3,000   Morgan Stanley Capital I Trust                                      3.77      3/15/2045         3,035

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  7

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------

$     7,000   Morgan Stanley Capital I Trust                                      4.03%(f)  5/15/2048    $    7,241
     50,513   UBS Commercial Mortgage Trust(a),(e)                                2.07(f)   5/10/2045         2,680
      9,375   UBS Commercial Mortgage Trust                                       4.17      5/10/2045         9,578
     15,000   UBS Commercial Mortgage Trust                                       4.82      5/10/2045        15,488
      2,313   UBS-Barclays Commercial Mortgage Trust(a)                           4.18      5/10/2063         2,367
     26,513   Wells Fargo Commercial Mortgage Trust(a),(e)                        1.78(f)  10/15/2045         1,375
      7,000   Wells Fargo Commercial Mortgage Trust                               3.54      5/15/2048         7,085
      6,500   WF-RBS Commercial Mortgage Trust(a)                                 5.23(f)   6/15/2044         6,734
      5,000   WF-RBS Commercial Mortgage Trust                                    3.35      5/15/2045         4,993
     10,000   WF-RBS Commercial Mortgage Trust                                    4.09(f)   6/15/2045        10,204
      5,000   WF-RBS Commercial Mortgage Trust                                    3.24     12/15/2045         4,956
     20,000   WF-RBS Commercial Mortgage Trust                                    3.65     12/15/2046        20,215
                                                                                                         ----------
              Total Mortgage Securities                                                                     298,018
                                                                                                         ----------
              Total Commercial Mortgage Securities (cost: $293,173)                                         298,018
                                                                                                         ----------

              CORPORATE OBLIGATIONS (45.9%)

              BASIC MATERIALS (1.3%)
              ----------------------
              CHEMICALS (0.8%)
     10,000   CF Industries, Inc.(a)                                              4.50     12/01/2026         9,895
     10,000   Chevron Phillips Chemical Co., LLC / Chevron
                Phillips Chemical Co., LP(a)                                      3.40     12/01/2026         9,918
     20,000   Dow Chemical Co.                                                    4.25     10/01/2034        18,759
      1,925   LYB International Finance II B.V.                                   3.50      3/02/2027         1,833
      5,000   Monsanto Co.                                                        3.38      7/15/2024         4,713
      5,000   Monsanto Co.                                                        3.95      4/15/2045         3,763
      5,000   Mosaic Co.                                                          4.05     11/15/2027         4,860
      2,900   Sherwin-Williams Co.                                                3.45      6/01/2027         2,772
     10,000   Westlake Chemical Corp.                                             3.60      8/15/2026         9,376
                                                                                                         ----------
                                                                                                             65,889
                                                                                                         ----------
              FOREST PRODUCTS & PAPER (0.2%)
      5,000   International Paper Co.                                             3.80      1/15/2026         4,979
      7,500   International Paper Co.                                             3.00      2/15/2027         7,011
                                                                                                         ----------
                                                                                                             11,990
                                                                                                         ----------
              IRON/STEEL (0.2%)
      5,000   Allegheny Ludlum, LLC(g)                                            6.95     12/15/2025         5,025
     10,000   Allegheny Technologies, Inc.                                        5.95      1/15/2021        10,185
                                                                                                         ----------
                                                                                                             15,210
                                                                                                         ----------
              MINING (0.1%)
      5,000   Freeport-McMoRan, Inc.                                              3.10      3/15/2020         4,956
      5,000   Freeport-McMoRan, Inc.                                              4.00     11/14/2021         4,956
                                                                                                         ----------
                                                                                                              9,912
                                                                                                         ----------
              Total Basic Materials                                                                         103,001
                                                                                                         ----------

================================================================================

8  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
              COMMUNICATIONS (2.8%)
              ---------------------
              INTERNET (0.2%)
$    12,000   Amazon.com, Inc.                                                    3.88%     8/22/2037    $   12,068
      4,250   VeriSign, Inc.                                                      5.25      4/01/2025         4,397
                                                                                                         ----------
                                                                                                             16,465
                                                                                                         ----------
              MEDIA (1.1%)
      5,000   CCO Holdings, LLC / CCO Holdings Capital Corp.(a)                   5.75      2/15/2026         5,087
     20,000   Charter Communications Operating, LLC / Charter
                Communications Operating Capital                                  6.38     10/23/2035        21,386
     15,000   Comcast Corp.                                                       3.90      3/01/2038        14,286
      3,000   CSC Holdings, LLC(a)                                                5.50      4/15/2027         2,940
     15,000   Discovery Communications, LLC                                       3.95      3/20/2028        14,310
      7,600   Fox Corp.(a)                                                        4.71      1/25/2029         7,944
      5,000   Meredith Corp.(a)                                                   6.88      2/01/2026         5,175
     10,000   NBCUniversal Enterprise, Inc.(a)                                    1.97      4/15/2019         9,985
      5,000   Sirius XM Radio, Inc.(a)                                            5.38      7/15/2026         4,975
                                                                                                         ----------
                                                                                                             86,088
                                                                                                         ----------
              TELECOMMUNICATIONS (1.5%)
     25,000   AT&T, Inc.                                                          4.50      5/15/2035        23,651
     10,000   AT&T, Inc.                                                          5.25      3/01/2037        10,195
     10,000   Centel Capital Corp.                                                9.00     10/15/2019        10,355
     10,000   CenturyLink, Inc.                                                   5.80      3/15/2022        10,071
      2,000   CenturyLink, Inc.(g)                                                6.75     12/01/2023         2,018
     10,000   Frontier Communications Corp.                                      11.00      9/15/2025         6,494
      3,909   Frontier Communications Corp.                                       7.88      1/15/2027         1,994
     10,000   Motorola Solutions, Inc.                                            4.60      2/23/2028         9,775
      5,000   Qwest Corp.                                                         6.75     12/01/2021         5,356
      2,250   Sprint Corp.                                                        7.25      9/15/2021         2,368
     19,500   Sprint Spectrum Co., LLC / Sprint Spectrum Co. II,
                LLC / Sprint Spectrum Co. III, LLC(a)                             4.74      3/20/2025        19,525
     10,000   Verizon Communications, Inc.                                        4.40     11/01/2034        10,026
      5,000   Verizon Communications, Inc.                                        4.13      8/15/2046         4,623
                                                                                                         ----------
                                                                                                            116,451
                                                                                                         ----------
              Total Communications                                                                          219,004
                                                                                                         ----------
              CONSUMER, CYCLICAL (2.9%)
              -------------------------
              AIRLINES (1.6%)
      7,777   American Airlines, Inc. Pass-Through Trust                          3.70     10/01/2026         7,622
      8,816   American Airlines, Inc. Pass-Through Trust                          4.00      9/22/2027         8,634
      4,619   American Airlines, Inc. Pass-Through Trust(g)                       4.00      2/15/2029         4,551
      9,729   American Airlines, Inc. Pass-Through Trust                          3.60     10/15/2029         9,428
      1,636   Continental Airlines, Inc. Pass-Through Trust                       5.50     10/29/2020         1,656

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
$     7,293   Continental Airlines, Inc. Pass-Through Trust                       4.15%     4/11/2024    $    7,306
      3,742   Continental Airlines, Inc. Pass-Through Trust                       4.00     10/29/2024         3,726
      7,638   Delta Air Lines Pass-Through Trust                                  3.88      7/30/2027         7,615
     12,684   Hawaiian Airlines, Inc. Pass-Through Trust                          3.90      1/15/2026        12,333
      2,975   Spirit Airlines Pass Through Trust                                  4.45      4/01/2024         2,953
     12,465   Spirit Airlines Pass Through Trust                                  4.10      4/01/2028        12,381
      9,812   Spirit Airlines Pass Through Trust                                  3.38      2/15/2030         9,418
      7,000   United Airlines, Inc. Pass-Through Trust                            3.70     12/01/2022         6,867
      4,012   United Airlines, Inc. Pass-Through Trust                            4.30      8/15/2025         4,098
     16,587   United Airlines, Inc. Pass-Through Trust                            3.75      9/03/2026        16,287
      2,579   US Airways Group, Inc. Pass-Through Trust                           6.25      4/22/2023         2,735
      7,183   US Airways Group, Inc. Pass-Through Trust                           3.95     11/15/2025         7,173
                                                                                                         ----------
                                                                                                            124,783
                                                                                                         ----------
              AUTO MANUFACTURERS (0.3%)
     10,000   Ford Motor Co.                                                      4.35     12/08/2026         8,944
     15,000   Hyundai Capital America(a)                                          3.25      9/20/2022        14,680
                                                                                                         ----------
                                                                                                             23,624
                                                                                                         ----------
              ENTERTAINMENT (0.0%)
      3,000   International Game Technology plc(a)                                6.50      2/15/2025         3,137
                                                                                                         ----------
              HOME BUILDERS (0.2%)
      4,000   KB Home                                                             7.63      5/15/2023         4,225
      5,000   Lennar Corp.                                                        4.13      1/15/2022         4,995
      5,000   Lennar Corp.                                                        5.88     11/15/2024         5,138
                                                                                                         ----------
                                                                                                             14,358
                                                                                                         ----------
              HOUSEWARES (0.1%)
      7,500   Newell Brands, Inc.                                                 3.85      4/01/2023         7,383
                                                                                                         ----------
              LEISURE TIME (0.1%)
      3,000   Royal Caribbean Cruises Ltd.                                        5.25     11/15/2022         3,157
                                                                                                         ----------
              LODGING (0.1%)
      5,000   Hilton Worldwide Finance, LLC / Hilton Worldwide Finance Corp.      4.88      4/01/2027         4,962
      5,000   Hyatt Hotels Corp.                                                  3.38      7/15/2023         4,940
                                                                                                         ----------
                                                                                                              9,902
                                                                                                         ----------
              RETAIL (0.5%)
     15,048   Advance Auto Parts, Inc.                                            4.50     12/01/2023        15,428
      5,000   AutoZone, Inc.                                                      3.75      6/01/2027         4,927
     10,000   L Brands, Inc.                                                      5.63      2/15/2022        10,200
     10,000   Walgreens Boots Alliance, Inc.                                      3.80     11/18/2024         9,992
                                                                                                         ----------
                                                                                                             40,547
                                                                                                         ----------
              Total Consumer, Cyclical                                                                      226,891
                                                                                                         ----------

================================================================================

10  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
              CONSUMER, NON-CYCLICAL (5.6%)
              -----------------------------
              AGRICULTURE (0.2%)
$     3,000   Bunge Ltd. Finance Corp.                                            3.25%     8/15/2026    $    2,648
     10,000   Reynolds American, Inc.                                             4.00      6/12/2022        10,083
                                                                                                         ----------
                                                                                                             12,731
                                                                                                         ----------
              BEVERAGES (0.2%)
      7,143   Keurig Dr Pepper, Inc.(a)                                           4.60      5/25/2028         7,325
      4,667   Keurig Dr Pepper, Inc.(a)                                           4.99      5/25/2038         4,614
      5,000   PepsiCo, Inc.                                                       4.25     10/22/2044         5,126
                                                                                                         ----------
                                                                                                             17,065
                                                                                                         ----------
              BIOTECHNOLOGY (0.5%)
     15,000   Baxalta, Inc.                                                       4.00      6/23/2025        14,900
     10,000   Celgene Corp.                                                       3.90      2/20/2028         9,931
     10,000   Gilead Sciences, Inc.                                               3.65      3/01/2026        10,035
                                                                                                         ----------
                                                                                                             34,866
                                                                                                         ----------
              COMMERCIAL SERVICES (0.7%)
      2,750   Art Institute of Chicago(h)                                         3.23      3/01/2022         2,757
      3,000   Bon Secours Charity Health System, Inc.                             5.25     11/01/2025         3,032
      4,250   Boston Medical Center Corp.                                         4.52      7/01/2026         4,246
     17,000   Eastern Maine Healthcare Systems(h)                                 5.02      7/01/2036        16,762
      2,500   Horace Mann School(h)                                               3.27      7/01/2027         2,474
      2,285   Metropolitan Opera Association, Inc.                                2.39     10/01/2019         2,276
      6,080   Princeton Theological Seminary(h)                                   4.11      7/01/2023         6,208
     10,000   S&P Global, Inc.                                                    4.00      6/15/2025        10,305
      5,000   Total System Services, Inc.                                         4.80      4/01/2026         5,112
      5,000   University of Notre Dame                                            3.44      2/15/2045         4,755
                                                                                                         ----------
                                                                                                             57,927
                                                                                                         ----------
              FOOD (0.5%)
     10,000   Flowers Foods, Inc.                                                 3.50     10/01/2026         9,415
      4,667   General Mills, Inc.                                                 4.55      4/17/2038         4,350
      5,000   J.M. Smucker Co.                                                    4.25      3/15/2035         4,605
     13,899   Kraft Heinz Foods Co.(a)                                            4.88      2/15/2025        14,190
     10,000   Kraft Heinz Foods Co.                                               3.95      7/15/2025        10,007
                                                                                                         ----------
                                                                                                             42,567
                                                                                                         ----------
              HEALTHCARE PRODUCTS (0.6%)
     10,000   Becton Dickinson & Co.                                              3.70      6/06/2027         9,763
     10,000   Covidien International Finance S.A.                                 2.95      6/15/2023         9,837
     15,000   Mallinckrodt International Finance S.A.(g)                          4.75      4/15/2023        11,588
     10,000   Medtronic, Inc.                                                     4.38      3/15/2035        10,546
      2,000   Teleflex, Inc.                                                      4.88      6/01/2026         2,019
                                                                                                         ----------
                                                                                                             43,753
                                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
              HEALTHCARE-SERVICES (1.6%)
$     7,000   Baylor Scott & White Holdings                                       3.10%    11/15/2025    $    6,822
     20,000   Baylor Scott & White Holdings                                       2.65     11/15/2026        18,655
     10,000   Cigna Corp.                                                         3.05     10/15/2027         9,274
     10,000   Community Health Network, Inc.                                      4.24      5/01/2025        10,240
      5,000   HCA, Inc.                                                           5.00      3/15/2024         5,215
     15,000   HCA, Inc.                                                           5.25      4/15/2025        15,918
      2,500   HCA, Inc.                                                           4.50      2/15/2027         2,525
     15,000   Mercy Health                                                        3.38     11/01/2025        14,621
      3,720   Mercy Health                                                        4.30      7/01/2028         3,860
      3,900   Northwell Healthcare, Inc.                                          3.39     11/01/2027         3,724
      6,500   NYU Langone Hospitals                                               4.17      7/01/2037         6,435
     10,000   Premier Health Partners                                             2.91     11/15/2026         9,248
      8,500   SSM Health Care Corp.                                               3.82      6/01/2027         8,473
      5,000   UnitedHealth Group, Inc.                                            3.10      3/15/2026         4,926
      1,000   Vanderbilt University Medical Center                                4.17      7/01/2037           984
                                                                                                         ----------
                                                                                                            120,920
                                                                                                         ----------
              HOUSEHOLD PRODUCTS/WARES (0.1%)
     10,000   SC Johnson & Son, Inc.(a)                                           4.35      9/30/2044        10,002
                                                                                                         ----------
              PHARMACEUTICALS (1.2%)
      5,000   AbbVie, Inc.                                                        3.20     11/06/2022         4,996
     10,000   AbbVie, Inc.                                                        3.60      5/14/2025         9,874
     15,000   Allergan Funding SCS                                                3.80      3/15/2025        14,968
     11,700   CVS Health Corp.                                                    4.30      3/25/2028        11,874
      6,088   CVS Pass-Through Trust                                              6.04     12/10/2028         6,545
      3,835   CVS Pass-Through Trust(a)                                           7.51      1/10/2032         4,483
      4,040   CVS Pass-Through Trust(a)                                           5.93      1/10/2034         4,357
      8,333   Elanco Animal Health, Inc.(a)                                       4.27      8/28/2023         8,400
     15,000   Express Scripts Holding Co.                                         3.40      3/01/2027        14,459
      3,500   Mead Johnson Nutrition Co.                                          4.13     11/15/2025         3,648
      5,000   Mylan N.V.                                                          3.95      6/15/2026         4,738
      5,555   Mylan, Inc.                                                         4.55      4/15/2028         5,344
                                                                                                         ----------
                                                                                                             93,686
                                                                                                         ----------
              Total Consumer, Non-cyclical                                                                  433,517
                                                                                                         ----------
              ENERGY (6.1%)
              -------------
              OIL & GAS (2.2%)
     15,000   BP Capital Markets America, Inc.                                    3.59      4/14/2027        14,909
      5,000   Chesapeake Energy Corp.(g)                                          7.00     10/01/2024         4,906
     15,000   Chevron Corp.                                                       2.95      5/16/2026        14,814
     10,000   ConocoPhillips Co.                                                  4.95      3/15/2026        10,949
     10,000   ConocoPhillips Co.                                                  4.15     11/15/2034        10,032

================================================================================

12  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
$     5,888   Continental Resources, Inc.                                         5.00%     9/15/2022    $    5,924
     15,000   EOG Resources, Inc.                                                 3.90      4/01/2035        14,686
      7,500   Hess Corp.                                                          4.30      4/01/2027         7,250
     10,000   Marathon Petroleum Corp.                                            4.75      9/15/2044         9,316
      5,000   Murphy Oil Corp.                                                    5.75      8/15/2025         5,031
      7,000   Nabors Industries, Inc.                                             4.63      9/15/2021         6,659
      6,730   Newfield Exploration Co.                                            5.63      7/01/2024         7,066
      5,000   Newfield Exploration Co.                                            5.38      1/01/2026         5,150
     10,000   Noble Holding International Ltd.(g)                                 4.90      8/01/2020         9,350
     10,000   Occidental Petroleum Corp.                                          3.40      4/15/2026        10,014
      5,000   Occidental Petroleum Corp.                                          3.00      2/15/2027         4,864
     10,000   Phillips 66                                                         4.65     11/15/2034        10,380
      5,000   Rowan Companies, Inc.                                               4.88      6/01/2022         4,446
      5,000   Rowan Companies, Inc.                                               4.75      1/15/2024         4,025
      2,000   Southwestern Energy Co.                                             6.20      1/23/2025         1,950
      7,000   Southwestern Energy Co.                                             7.50      4/01/2026         7,227
      2,333   Transocean Pontus Ltd.(a)                                           6.13      8/01/2025         2,355
      2,250   Transocean, Inc.                                                    8.38     12/15/2021         2,362
                                                                                                         ----------
                                                                                                            173,665
                                                                                                         ----------
              OIL & GAS SERVICES (0.5%)
     20,000   Halliburton Co.                                                     3.80     11/15/2025        20,104
     15,000   Schlumberger Holdings Corp.(a)                                      4.00     12/21/2025        15,245
      5,000   Weatherford International, Ltd.                                     4.50      4/15/2022         3,200
                                                                                                         ----------
                                                                                                             38,549
                                                                                                         ----------
              PIPELINES (3.4%)
     15,000   Boardwalk Pipelines, LP                                             4.95     12/15/2024        15,207
     10,000   Boardwalk Pipelines, LP                                             4.45      7/15/2027         9,438
     10,000   Buckeye Partners, LP                                                5.60     10/15/2044         8,930
     15,000   Columbia Pipeline Group, Inc.                                       4.50      6/01/2025        15,315
     15,000   DCP Midstream Operating, LP (3 mo. LIBOR + 3.85%)(a)                5.85(i)   5/21/2043        12,975
      9,307   Enable Oklahoma Intrastate Transmission, LLC(a)                     6.25      3/15/2020         9,563
      4,000   Enbridge Energy Partners, LP (3 mo. LIBOR + 3.80%)(g)               6.59(c)  10/01/2037         4,020
      7,000   Energy Transfer Partners, LP                                        5.20      2/01/2022         7,280
      5,000   Energy Transfer Partners, LP                                        4.75      1/15/2026         5,027
     17,010   Energy Transfer Partners, LP (3 mo. LIBOR + 3.02%)                  5.75(c)  11/01/2066        13,778
      7,000   Energy Transfer Partners, LP / Regency Energy Finance Corp.         4.50     11/01/2023         7,134
     14,000   EnLink Midstream Partners, LP                                       4.15      6/01/2025        13,143
      5,000   EnLink Midstream Partners, LP                                       4.85      7/15/2026         4,706
      5,000   Enterprise Products Operating, LLC                                  3.90      2/15/2024         5,110

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
$     6,437   EQM Midstream Partners, LP                                          4.00%     8/01/2024    $    6,185
     14,000   EQM Midstream Partners, LP                                          4.13     12/01/2026        12,962
     10,000   Florida Gas Transmission Co., LLC(a)                                5.45      7/15/2020        10,280
      7,500   MPLX, LP                                                            4.00      2/15/2025         7,455
      6,067   Northwest Pipeline, LLC                                             4.00      4/01/2027         6,003
     10,000   ONEOK Partners, LP                                                  4.90      3/15/2025        10,407
      5,000   ONEOK, Inc.                                                         4.25      2/01/2022         5,085
      3,000   Plains All American Pipeline, LP / PAA Finance Corp.                3.85     10/15/2023         2,967
     15,000   Sabal Trail Transmission, LLC(a)                                    4.68      5/01/2038        14,737
      7,000   Sabine Pass Liquefaction, LLC                                       5.63      2/01/2021         7,248
      5,000   Spectra Energy Partners, LP                                         3.38     10/15/2026         4,778
     10,000   TC PipeLines, LP                                                    4.65      6/15/2021        10,183
      3,000   Transcontinental Gas Pipe Line Co., LLC                             7.85      2/01/2026         3,665
     10,000   Western Gas Partners, LP                                            5.38      6/01/2021        10,322
      6,250   Western Gas Partners, LP                                            4.65      7/01/2026         6,167
     15,000   Williams Companies, Inc.                                            4.55      6/24/2024        15,505
                                                                                                         ----------
                                                                                                            265,575
                                                                                                         ----------
              Total Energy                                                                                  477,789
                                                                                                         ----------
              FINANCIAL (16.3%)
              -----------------
              BANKS (6.2%)
      5,000   AmSouth Bancorp.                                                    6.75     11/01/2025         5,674
      4,864   Bank of America Corp.                                               4.00      4/01/2024         5,021
     10,000   Bank of America Corp.                                               4.20      8/26/2024        10,244
      5,000   Bank of America Corp.                                               3.95      4/21/2025         5,024
      8,000   Bank of America Corp. (3 mo. LIBOR + 1.51%)                         3.71(i)   4/24/2028         7,896
      4,383   Bank of America Corp. (1 mo. LIBOR + 1.04%)                         3.42(i)  12/20/2028         4,234
      5,000   Bank OZK (3 mo. LIBOR + 4.43%)(g)                                   5.50(i)   7/01/2026         5,094
      5,000   BankUnited, Inc.                                                    4.88     11/17/2025         5,123
      8,000   BOKF Merger Corp Number Sixteen (3 mo. LIBOR + 3.17%)               5.63(i)   6/25/2030         8,137
     10,000   CIT Group, Inc.                                                     5.25      3/07/2025        10,325
     20,000   Citigroup, Inc.                                                     4.40      6/10/2025        20,424
      5,000   Citigroup, Inc.                                                     4.45      9/29/2027         5,079
     10,000   Citigroup, Inc. (3 mo. LIBOR + 1.39%)                               3.67(i)   7/24/2028         9,816
     15,000   Citizens Financial Group, Inc.(a)                                   4.15      9/28/2022        15,135
      5,500   Citizens Financial Group, Inc.                                      3.75      7/01/2024         5,387
     20,000   Compass Bank                                                        3.88      4/10/2025        19,473
      3,500   Cullen/Frost Bankers, Inc.                                          4.50      3/17/2027         3,439
     10,000   Discover Bank (5 Yr. Semi-Annual Swap + 1.73%)                      4.68(i)   8/09/2028         9,969
     10,000   Eagle Bancorp, Inc. (3 mo. LIBOR + 3.85%)                           5.00(i)   8/01/2026        10,015
      5,000   Fifth Third Bancorp.                                                2.30      3/01/2019         4,998
     10,000   Fifth Third Bank                                                    3.85      3/15/2026         9,924

================================================================================

14  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
$     3,500   First Maryland Capital Trust I (3 mo. LIBOR + 1.00%)                3.79%(c)  1/15/2027    $    3,171
     10,000   FirstMerit Bank, N.A.                                               4.27     11/25/2026         9,804
     10,000   Flagstar Bancorp., Inc.                                             6.13      7/15/2021        10,437
      3,250   Fulton Financial Corp.                                              3.60      3/16/2022         3,237
     10,000   Fulton Financial Corp.                                              4.50     11/15/2024        10,196
      5,000   Hilltop Holdings, Inc.                                              5.00      4/15/2025         4,956
      5,000   Home BancShares, Inc. (3 mo. LIBOR + 3.58%)(g)                      5.63(i)   4/15/2027         5,064
     10,000   Huntington BancShares, Inc.                                         4.35      2/04/2023        10,175
     20,000   J.P. Morgan Chase & Co.                                             2.95     10/01/2026        19,125
      4,000   J.P. Morgan Chase & Co. (1 mo. LIBOR + 0.50%)(g)                    3.24(c)   2/01/2027         3,604
      5,000   J.P. Morgan Chase & Co.                                             4.25     10/01/2027         5,083
     20,000   KeyBank, N.A.                                                       3.40      5/20/2026        19,353
      5,000   LegacyTexas Financial Group, Inc. (3 mo. LIBOR + 3.89%)             5.50(i)  12/01/2025         5,042
      5,000   Manufacturers & Traders Trust Co.                                   3.40      8/17/2027         4,956
      4,417   MB Financial Bank, N.A. (3 mo. LIBOR + 1.87%)                       4.00(i)  12/01/2027         4,288
     10,000   Morgan Stanley                                                      4.88     11/01/2022        10,482
     16,000   MUFG Americas Holdings Corp.                                        3.00      2/10/2025        15,466
     10,000   MUFG Union Bank, N.A.                                               2.25      5/06/2019         9,985
      1,000   People's United Bank, N.A.                                          4.00      7/15/2024           999
      7,000   PNC Bank, N.A.                                                      4.20     11/01/2025         7,234
     10,000   PNC Financial Services Group, Inc.                                  2.85     11/09/2022         9,866
      5,000   PNC Financial Services Group, Inc.                                  3.15      5/19/2027         4,896
     10,000   Santander Holdings USA, Inc.                                        2.65      4/17/2020         9,935
      5,000   Santander Holdings USA, Inc.                                        4.45     12/03/2021         5,087
      5,818   Santander Holdings USA, Inc.                                        4.40      7/13/2027         5,700
     15,000   State Street Corp. (3 mo. LIBOR + 1.00%)                            3.79(c)   6/15/2047        11,534
      5,000   Sterling National Bank (3 mo. LIBOR + 3.94%)                        5.25(i)   4/01/2026         5,071
      6,021   Susquehanna Bancshares, Inc.                                        5.38      8/15/2022         6,379
     10,000   Synovus Financial Corp. (5 Yr. Semi-Annual Swap + 0.38%)(b)         5.90      2/07/2029        10,000
     10,000   TCF National Bank                                                   6.25      6/08/2022        10,496
      2,335   Texas Capital Bank NA/Dallas                                        5.25      1/31/2026         2,292
      9,062   TowneBank (3 mo. LIBOR + 2.55%)                                     4.50(i)   7/30/2027         9,027
      5,000   U.S. Bancorp.                                                       3.10      4/27/2026         4,867
     10,000   Union Bankshares Corp. (3 mo. LIBOR + 3.18%)                        5.00(i)  12/15/2026        10,041
     16,800   USB Realty Corp. (3 mo. LIBOR + 1.15%)(a)                           3.93(c)           -(j)     14,809
      5,000   Webster Financial Corp.                                             4.38      2/15/2024         5,011
     20,000   Wells Fargo & Co.                                                   3.00     10/23/2026        19,137
                                                                                                         ----------
                                                                                                            487,236
                                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES (1.6%)
$    10,000   Air Lease Corp.                                                     3.63%     4/01/2027    $    9,185
      5,000   Capital One Bank USA, N.A.                                          3.38      2/15/2023         4,907
     20,000   Capital One Financial Corp.                                         4.75      7/15/2021        20,675
     10,000   Capital One Financial Corp.                                         3.75      4/24/2024        10,028
     15,000   Capital One Financial Corp.                                         3.75      3/09/2027        14,511
     10,000   Cullen/Frost Capital Trust II (3 mo. LIBOR + 1.55%)                 4.29(c)   3/01/2034         8,662
      4,548   Grain Spectrum Funding II, LLC(a)                                   3.29     10/10/2019         4,530
     10,000   ILFC E-Capital Trust I (Highest of 3 mo. LIBOR/10
                Year CMT/30 Year CMT + 1.55%)(a)                                  4.55(c)  12/21/2065         7,615
     15,000   Intercontinental Exchange, Inc.                                     3.10      9/15/2027        14,494
     15,000   National Rural Utilities Cooperative Finance Corp.
                (3 mo. LIBOR + 2.91%)                                             4.75(i)   4/30/2043        14,440
     13,500   Synchrony Financial                                                 3.95     12/01/2027        12,372
      4,561   Washington Aircraft 1 Co. (NBGA - United States Government)         2.64      9/15/2026         4,542
                                                                                                         ----------
                                                                                                            125,961
                                                                                                         ----------
              INSURANCE (5.0%)
      5,000   Allstate Corp. (3 mo. LIBOR + 2.94%)                                5.75(i)   8/15/2053         4,982
     10,000   Alterra Finance, LLC                                                6.25      9/30/2020        10,440
     10,000   American International Group, Inc.                                  3.88      1/15/2035         9,029
     10,000   AmTrust Financial Services, Inc.(g)                                 6.13      8/15/2023         8,809
      5,000   Assurant, Inc.                                                      4.90      3/27/2028         5,019
     20,000   Athene Global Funding(a)                                            3.00      7/01/2022        19,610
      8,000   Athene Holding Ltd.                                                 4.13      1/12/2028         7,478
     15,000   AXA Equitable Holdings, Inc.                                        4.35      4/20/2028        14,698
     15,000   Chubb INA Holdings, Inc.                                            3.35      5/15/2024        15,113
     11,500   Genworth Holdings, Inc. (3 mo. LIBOR + 2.00%)                       4.62(c)  11/15/2036         6,842
     10,000   Global Atlantic Financial Co.(a)                                    8.63      4/15/2021        11,001
     13,086   Hanover Insurance Group, Inc.                                       4.50      4/15/2026        13,110
     14,000   Hartford Financial Services Group, Inc. (3 mo. LIBOR + 2.13%)(a)    4.74(c)   2/12/2047        11,991
     10,000   Jackson National Life Global Funding(a)                             2.50      6/27/2022         9,725
     20,000   Jackson National Life Global Funding(a)                             3.25      1/30/2024        19,885
     25,500   Kemper Corp.                                                        4.35      2/15/2025        25,437
     10,000   Lincoln National Corp.                                              4.20      3/15/2022        10,229
     15,000   Lincoln National Corp. (3 mo. LIBOR + 2.36%)                        5.00(c)   5/17/2066        12,997
      5,000   Loews Corp.                                                         3.75      4/01/2026         5,039
     10,000   MassMutual Global Funding II(a),(g)                                 3.60      4/09/2024        10,103
     10,000   MassMutual Global Funding II(a)                                     2.75      6/22/2024         9,689
     15,000   Mercury General Corp.                                               4.40      3/15/2027        14,703
     10,000   MetLife, Inc.                                                       4.13      8/13/2042         9,823

================================================================================

16  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
$    29,505   Nationwide Mutual Insurance Co. (3 mo. LIBOR + 2.29%)(a)            5.08%(c) 12/15/2024    $   29,438
      5,000   Nuveen Finance, LLC(a)                                              4.13     11/01/2024         5,162
      4,000   Ohio National Financial Services, Inc.(a)                           6.38      4/30/2020         4,141
      5,000   Ohio National Financial Services, Inc.(a)                           6.63      5/01/2031         5,850
     20,000   Old Republic International Corp.                                    3.88      8/26/2026        19,183
     10,000   Primerica, Inc.                                                     4.75      7/15/2022        10,356
     10,000   ProAssurance Corp.                                                  5.30     11/15/2023        10,538
     10,000   Prudential Financial, Inc. (3 mo. LIBOR + 3.92%)                    5.63(i)   6/15/2043        10,371
     17,050   StanCorp Financial Group, Inc.                                      5.00      8/15/2022        17,787
      7,670   Torchmark Corp.                                                     4.55      9/15/2028         7,854
                                                                                                         ----------
                                                                                                            386,432
                                                                                                         ----------
              INVESTMENT COMPANIES (0.4%)
     10,000   Ares Capital Corp.                                                  3.50      2/10/2023         9,527
      5,000   Ares Capital Corp.                                                  4.25      3/01/2025         4,774
      5,120   FS KKR Capital Corp.                                                4.00      7/15/2019         5,115
      5,000   Main Street Capital Corp.                                           4.50     12/01/2019         5,009
      4,500   Main Street Capital Corp.                                           4.50     12/01/2022         4,537
                                                                                                         ----------
                                                                                                             28,962
                                                                                                         ----------
              REITS (2.1%)
      5,000   Alexandria Real Estate Equities, Inc.                               4.50      7/30/2029         5,060
      5,000   AvalonBay Communities, Inc.                                         3.63     10/01/2020         5,034
      5,000   AvalonBay Communities, Inc.                                         3.45      6/01/2025         4,970
      2,679   AvalonBay Communities, Inc.                                         3.20      1/15/2028         2,577
     10,000   Boston Properties, LP                                               3.85      2/01/2023        10,143
      7,500   Columbia Property Trust Operating Partnership, LP                   3.65      8/15/2026         7,019
     10,000   Crown Castle International Corp.                                    5.25      1/15/2023        10,544
      8,000   EPR Properties                                                      4.75     12/15/2026         8,002
      9,000   ERP Operating, LP                                                   2.85     11/01/2026         8,542
      7,000   Federal Realty Investment Trust                                     3.00      8/01/2022         6,894
     10,000   Federal Realty Investment Trust                                     2.75      6/01/2023         9,680
      1,852   Federal Realty Investment Trust                                     3.25      7/15/2027         1,766
      5,000   Hospitality Properties Trust                                        4.95      2/15/2027         4,848
      5,000   Hudson Pacific Properties, LP                                       3.95     11/01/2027         4,659
      4,901   MPT Operating Partnership, LP / MPT Finance Corp.                   5.25      8/01/2026         4,950
      5,000   National Retail Properties, Inc.                                    4.00     11/15/2025         5,023
      7,500   Physicians Realty, LP                                               4.30      3/15/2027         7,238
      5,000   Realty Income Corp.                                                 4.13     10/15/2026         5,093
      6,000   Realty Income Corp.                                                 3.00      1/15/2027         5,651
      4,000   Sabra Health Care, LP                                               5.13      8/15/2026         3,762
      6,000   Sabra Health Care, LP / Sabra Capital Corp.                         5.38      6/01/2023         6,000
      4,444   SL Green Operating Partnership, LP                                  3.25     10/15/2022         4,311

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
$     7,500   Spirit Realty, LP                                                   4.45%     9/15/2026    $    7,221
      5,450   Starwood Property Trust, Inc.                                       3.63      2/01/2021         5,385
      7,000   UDR, Inc.                                                           4.63      1/10/2022         7,216
     15,000   Washington REIT                                                     3.95     10/15/2022        15,244
                                                                                                         ----------
                                                                                                            166,832
                                                                                                         ----------
              SAVINGS & LOANS (1.0%)
     15,000   Banc of California, Inc.                                            5.25      4/15/2025        15,063
     10,000   First Niagara Financial Group, Inc.                                 7.25     12/15/2021        11,050
     10,000   New York Community Bancorp, Inc.
                (1 mo. LIBOR + 2.78%)                                             5.90(i)  11/06/2028        10,026
     19,685   People's United Financial, Inc.                                     3.65     12/06/2022        19,625
      8,000   Sterling Bancorp.                                                   3.50      6/08/2020         7,923
     10,000   TIAA FSB Holdings, Inc.                                             5.75      7/02/2025        10,381
                                                                                                         ----------
                                                                                                             74,068
                                                                                                         ----------
              Total Financial                                                                             1,269,491
                                                                                                         ----------
              GOVERNMENT (0.0%)
              -----------------
              REGIONAL(STATE/PROVINCE) (0.0%)
      1,000   Mashantucket (Western) Pequot Tribe(h),(k)                          7.35      7/01/2026           165
                                                                                                         ----------
              INDUSTRIAL (3.7%)
              -----------------
              AEROSPACE/DEFENSE (0.5%)
     17,750   Arconic, Inc.                                                       5.13     10/01/2024        17,931
     10,000   Lockheed Martin Corp.                                               3.60      3/01/2035         9,529
     10,000   Raytheon Co.                                                        4.20     12/15/2044        10,368
                                                                                                         ----------
                                                                                                             37,828
                                                                                                         ----------
              BUILDING MATERIALS (0.0%)
      3,000   Eagle Materials, Inc.                                               4.50      8/01/2026         2,987
                                                                                                         ----------
              DIVERSIFIED FINANCIAL SERVICES (0.2%)
     15,000   General Electric Co. / LJ VP Holdings, LLC(a)                       3.80      6/18/2019        15,016
                                                                                                         ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
     10,000   Hubbell, Inc.                                                       3.35      3/01/2026         9,503
      5,000   Hubbell, Inc.                                                       3.50      2/15/2028         4,703
     10,000   Molex Electronic Technologies, LLC(a)                               3.90      4/15/2025         9,978
                                                                                                         ----------
                                                                                                             24,184
                                                                                                         ----------
              ELECTRONICS (0.1%)
      2,604   Keysight Technologies, Inc.                                         4.60      4/06/2027         2,632
      3,000   Trimble, Inc.                                                       4.15      6/15/2023         2,997
                                                                                                         ----------
                                                                                                              5,629
                                                                                                         ----------

================================================================================

18  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
              HAND/MACHINE TOOLS (0.3%)
$     8,295   Kennametal, Inc.                                                    4.63%     6/15/2028    $    8,077
     10,000   Snap-on, Inc.                                                       3.25      3/01/2027         9,753
      5,000   Stanley Black & Decker, Inc. (3 mo. LIBOR + 4.30%)                  7.09(c)  12/15/2053         5,008
                                                                                                         ----------
                                                                                                             22,838
                                                                                                         ----------
              MACHINERY-DIVERSIFIED (0.1%)
     14,050   Wabtec Corp.                                                        3.45     11/15/2026        12,476
                                                                                                         ----------
              METAL FABRICATION/HARDWARE (0.1%)
      8,890   Worthington Industries, Inc.                                        4.30      8/01/2032         8,305
                                                                                                         ----------
              MISCELLANEOUS MANUFACTURERS (0.5%)
     15,000   Eaton Corp.                                                         2.75     11/02/2022        14,785
     10,000   Eaton Corp.                                                         3.10      9/15/2027         9,597
     11,842   General Electric Co. (3 mo. LIBOR + 3.33%)                          5.00(i)           -(j)     10,379
      5,000   Hillenbrand, Inc.                                                   5.50      7/15/2020         5,145
      1,500   Ingersoll-Rand Co.                                                  9.00      8/15/2021         1,694
                                                                                                         ----------
                                                                                                             41,600
                                                                                                         ----------
              PACKAGING & CONTAINERS (0.3%)
      5,000   Ball Corp.                                                          5.25      7/01/2025         5,243
      5,000   Crown Americas, LLC / Crown Americas Capital Corp.                  4.25      9/30/2026         4,769
      2,000   Graphic Packaging International, LLC(g)                             4.13      8/15/2024         1,930
      9,000   Sealed Air Corp.(a)                                                 6.88      7/15/2033         9,135
                                                                                                         ----------
                                                                                                             21,077
                                                                                                         ----------
              TRANSPORTATION (1.2%)
      8,000   Burlington Northern Santa Fe, LLC                                   3.75      4/01/2024         8,193
     10,000   Burlington Northern Santa Fe, LLC                                   3.65      9/01/2025        10,227
      7,000   Burlington Northern Santa Fe, LLC                                   3.90      8/01/2046         6,798
     10,000   FedEx Corp.                                                         3.90      2/01/2035         9,196
      5,000   J.B. Hunt Transport Services, Inc.                                  3.85      3/15/2024         5,046
      7,000   Kansas City Southern                                                3.13      6/01/2026         6,563
      5,000   Ryder System, Inc.                                                  3.45     11/15/2021         5,020
      9,412   Ryder System, Inc.                                                  3.40      3/01/2023         9,289
      5,000   TTX Co.(a)                                                          4.15      1/15/2024         5,041
     10,000   TTX Co.(a)                                                          3.60      1/15/2025         9,913
     10,000   Union Pacific Corp.                                                 3.38      2/01/2035         8,907
     10,000   Union Pacific Corp.                                                 4.25      4/15/2043         9,666
                                                                                                         ----------
                                                                                                             93,859
                                                                                                         ----------
              TRUCKING & LEASING (0.1%)
      5,000   Penske Truck Leasing Co., LP / PTL Finance Corp.(a)                 3.95      3/10/2025         4,940
                                                                                                         ----------
              Total Industrial                                                                              290,739
                                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
              TECHNOLOGY (1.4%)
              -----------------
              COMPUTERS (0.2%)
$     7,500   Dell International, LLC / EMC Corp.(a)                              4.42%     6/15/2021    $    7,633
      2,500   Dell International, LLC / EMC Corp.(a)                              5.88      6/15/2021         2,547
                                                                                                         ----------
                                                                                                             10,180
                                                                                                         ----------
              SEMICONDUCTORS (0.6%)
      5,000   Analog Devices, Inc.                                                4.50     12/05/2036         4,788
     10,000   Applied Materials, Inc.                                             3.30      4/01/2027         9,949
     10,000   Applied Materials, Inc.                                             5.10     10/01/2035        11,055
      5,000   Broadcom Corp. / Broadcom Cayman Finance Ltd.                       3.63      1/15/2024         4,868
      7,000   QUALCOMM, Inc.                                                      3.25      5/20/2027         6,632
     10,000   QUALCOMM, Inc.                                                      4.65      5/20/2035         9,926
                                                                                                         ----------
                                                                                                             47,218
                                                                                                         ----------
              SOFTWARE (0.6%)
      7,500   Activision Blizzard, Inc.                                           3.40      9/15/2026         7,212
     10,000   Microsoft Corp.                                                     3.30      2/06/2027        10,145
     20,000   Microsoft Corp.                                                     4.20     11/03/2035        21,430
     10,000   Microsoft Corp.                                                     3.45      8/08/2036         9,798
                                                                                                         ----------
                                                                                                             48,585
                                                                                                         ----------
              Total Technology                                                                              105,983
                                                                                                         ----------
              UTILITIES (5.8%)
              ----------------
              ELECTRIC (4.7%)
      5,000   AES Corp.                                                           4.88      5/15/2023         5,063
     10,000   AES Corp.                                                           5.50      4/15/2025        10,350
      5,000   Atlantic City Electric Co.                                          3.38      9/01/2024         4,972
     15,000   Berkshire Hathaway Energy Co.                                       4.50      2/01/2045        15,296
      5,000   Black Hills Corp.                                                   5.88      7/15/2020         5,171
     10,000   Black Hills Corp.                                                   4.25     11/30/2023        10,256
     15,000   Cleco Corporate Holdings, LLC                                       3.74      5/01/2026        14,376
     10,000   Consumers Energy Co.                                                3.95      7/15/2047         9,805
      5,000   Delmarva Power & Light Co.                                          4.15      5/15/2045         4,950
      7,000   Duke Energy Carolinas, LLC                                          3.88      3/15/2046         6,774
     10,000   Duke Energy Indiana, LLC                                            3.75      5/15/2046         9,295
     10,000   Duke Energy Progress, Inc.                                          4.15     12/01/2044        10,025
      3,500   Duquesne Light Holdings, Inc.(a)                                    5.90     12/01/2021         3,691
      4,000   Entergy Arkansas, LLC                                               3.05      6/01/2023         3,956
      7,000   Entergy Louisiana, LLC                                              4.95      1/15/2045         7,192
      5,000   Entergy Mississippi, LLC                                            3.25     12/01/2027         4,790
     10,000   Entergy Texas, Inc.                                                 2.55      6/01/2021         9,846
     15,000   Entergy Texas, Inc.                                                 3.45     12/01/2027        14,314
      3,500   FirstEnergy Corp.                                                   3.90      7/15/2027         3,428

================================================================================

20  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
$     5,000   Georgia Power Co.                                                   3.25%     4/01/2026    $    4,751
     10,000   Gulf Power Co.                                                      3.30      5/30/2027         9,876
      7,500   ITC Holdings Corp.                                                  3.35     11/15/2027         7,224
      3,168   Mississippi Power Co.                                               4.25      3/15/2042         2,907
     10,000   Monongahela Power Co.(a)                                            4.10      4/15/2024        10,303
      5,000   Nevada Power Co.                                                    7.13      3/15/2019         5,024
      4,000   NextEra Energy Capital Holdings, Inc.
                (3 mo. LIBOR + 2.13%)                                             4.91(c)   6/15/2067         3,429
     15,000   Northern States Power Co.                                           4.00      8/15/2045        14,846
     20,000   Northern States Power Co.                                           3.60      5/15/2046        18,571
      5,000   Oncor Electric Delivery Co., LLC                                    3.75      4/01/2045         4,761
     15,000   Pacific Gas & Electric Co.(l)                                       2.95      3/01/2026        12,043
      3,530   Pedernales Electric Cooperative, Inc.(a)                            5.95     11/15/2022         3,915
      5,000   Potomac Electric Power Co.                                          4.15      3/15/2043         4,914
     26,130   PPL Capital Funding, Inc. (3 mo. LIBOR + 2.67%)                     5.47(c)   3/30/2067        23,656
     10,000   Public Service Electric & Gas Co.                                   3.80      3/01/2046         9,617
      5,000   South Carolina Electric & Gas Co.                                   5.30      5/15/2033         5,563
      5,000   South Carolina Electric & Gas Co.                                   4.10      6/15/2046         4,873
     10,000   Southern California Edison Co.
                (3 mo. LIBOR + 4.20%)                                             6.25(i)           -(j)      9,415
     10,000   Southern Co.                                                        3.25      7/01/2026         9,555
      5,000   System Energy Resources, Inc.                                       4.10      4/01/2023         5,095
     10,000   Tri-State Generation & Transmission Association, Inc.               4.70     11/01/2044        10,052
     10,000   Tri-State Generation & Transmission Association, Inc.               4.25      6/01/2046         9,223
     15,000   WEC Energy Group, Inc. (3 mo. LIBOR + 2.11%)                        4.73(c)   5/15/2067        13,151
     10,000   Xcel Energy, Inc.                                                   3.30      6/01/2025         9,911
                                                                                                         ----------
                                                                                                            366,225
                                                                                                         ----------
              GAS (0.8%)
      4,000   Atmos Energy Corp.                                                  8.50      3/15/2019         4,028
     10,000   Atmos Energy Corp.                                                  4.13     10/15/2044         9,847
     10,000   National Fuel Gas Co.                                               4.90     12/01/2021        10,232
     10,000   National Fuel Gas Co.                                               5.20      7/15/2025        10,207
     10,000   National Fuel Gas Co.                                               3.95      9/15/2027         9,344
      7,000   Southern Co. Gas Capital Corp.                                      3.25      6/15/2026         6,587
     11,880   Spire, Inc.                                                         3.54      2/27/2024        11,678
                                                                                                         ----------
                                                                                                             61,923
                                                                                                         ----------
              WATER (0.3%)
     10,000   American Water Capital Corp.                                        2.95      9/01/2027         9,547
     15,000   Aquarion Co.(a)                                                     4.00      8/15/2024        15,237
                                                                                                         ----------
                                                                                                             24,784
                                                                                                         ----------
              Total Utilities                                                                               452,932
                                                                                                         ----------
              Total Corporate Obligations (cost: $3,628,471)                                              3,579,512
                                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
              EURODOLLAR AND YANKEE OBLIGATIONS (18.6%)

              BASIC MATERIALS (2.0%)
              ----------------------
              CHEMICALS (0.7%)
$    10,000   Air Liquide Finance S.A.(a)                                         3.50%     9/27/2046    $    9,129
     10,000   Braskem Finance Ltd.                                                6.45      2/03/2024        10,872
     10,000   Nutrien Ltd.                                                        3.00      4/01/2025         9,376
      5,000   SASOL Financing USA, LLC                                            5.88      3/27/2024         5,163
      5,000   Syngenta Finance N.V.(a)                                            3.93      4/23/2021         4,966
      2,000   Yara International ASA(a)                                           7.88      6/11/2019         2,032
     11,673   Yara International ASA(a)                                           4.75      6/01/2028        11,755
                                                                                                         ----------
                                                                                                             53,293
                                                                                                         ----------
              IRON/STEEL (0.3%)
     10,000   ArcelorMittal                                                       6.25      2/25/2022        10,624
      1,968   Vale Overseas Ltd.(g)                                               4.38      1/11/2022         1,977
      9,000   Vale Overseas Ltd.(g)                                               6.25      8/10/2026         9,641
                                                                                                         ----------
                                                                                                             22,242
                                                                                                         ----------
              MINING (1.0%)
      2,500   Anglo American Capital plc(a)                                       3.75      4/10/2022         2,479
      5,000   Anglo American Capital plc(a)                                       4.88      5/14/2025         5,097
      6,667   Anglo American Capital plc(a)                                       4.00      9/11/2027         6,301
     20,000   Fresnillo plc(a)                                                    5.50     11/13/2023        20,825
      5,000   Glencore Funding, LLC(a)                                            4.13      5/30/2023         5,015
     15,000   Glencore Funding, LLC(a)                                            4.00      3/27/2027        14,432
     15,000   Goldcorp, Inc.                                                      3.70      3/15/2023        14,985
     10,000   Kinross Gold Corp.                                                  5.95      3/15/2024        10,350
      2,000   Kinross Gold Corp.                                                  4.50      7/15/2027         1,805
                                                                                                         ----------
                                                                                                             81,289
                                                                                                         ----------
              Total Basic Materials                                                                         156,824
                                                                                                         ----------
              COMMUNICATIONS (0.7%)
              ---------------------
              INTERNET (0.1%)
      3,000   Tencent Holdings Ltd.(a)                                            3.93      1/19/2038         2,788
                                                                                                         ----------
              MEDIA (0.1%)
     10,000   Pearson Funding Four plc(a),(g)                                     3.75      5/08/2022         9,860
                                                                                                         ----------
              TELECOMMUNICATIONS (0.5%)
     14,000   British Telecommunications plc                                      5.13     12/04/2028        14,476
     15,000   Deutsche Telekom International Finance B.V.(a)                      3.60      1/19/2027        14,440
      5,000   Deutsche Telekom International Finance B.V.(a)                      4.75      6/21/2038         4,907
      6,667   Vodafone Group plc                                                  5.00      5/30/2038         6,468
                                                                                                         ----------
                                                                                                             40,291
                                                                                                         ----------
              Total Communications                                                                           52,939
                                                                                                         ----------

================================================================================

22  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
              CONSUMER, CYCLICAL (1.2%)
              -------------------------
              AIRLINES (1.1%)
$     3,650   Air Canada Pass-Through Trust(a),(g)                                5.38%     5/15/2021    $    3,702
     19,430   Air Canada Pass-Through Trust(a)                                    4.13      5/15/2025        19,431
      8,637   Air Canada Pass-Through Trust(a)                                    3.60      3/15/2027         8,365
      5,277   Air Canada Pass-Through Trust(a)                                    3.75     12/15/2027         5,179
     15,611   British Airways Pass-Through Trust(a)                               4.63      6/20/2024        16,030
      4,103   British Airways Pass-Through Trust(a)                               3.80      9/20/2031         4,080
     12,132   Latam Airlines Pass-Through Trust                                   4.20     11/15/2027        11,821
      7,734   Turkish Airlines Pass-Through Trust(a)                              4.20      3/15/2027         6,705
        678   Virgin Australia Pass-Through Trust(a)                              6.00     10/23/2020           689
      2,279   Virgin Australia Pass-Through Trust(a)                              5.00     10/23/2023         2,313
     10,000   WestJet Airlines Ltd.(a)                                            3.50      6/16/2021         9,710
                                                                                                         ----------
                                                                                                             88,025
                                                                                                         ----------
              AUTO MANUFACTURERS (0.1%)
      5,000   Daimler Finance, N.A., LLC(a)                                       2.25      7/31/2019         4,984
                                                                                                         ----------
              Total Consumer, Cyclical                                                                       93,009
                                                                                                         ----------
              CONSUMER, NON-CYCLICAL (1.8%)
              -----------------------------
              AGRICULTURE (0.6%)
      5,000   BAT Capital Corp.                                                   4.39      8/15/2037         4,273
     20,000   BAT International Finance plc(a)                                    3.95      6/15/2025        19,648
     20,000   Imperial Brands Finance plc(a)                                      4.25      7/21/2025        20,048
                                                                                                         ----------
                                                                                                             43,969
                                                                                                         ----------
              BEVERAGES (0.8%)
     20,000   Anheuser-Busch Cos., LLC / Anheuser-Busch InBev
                Worldwide, Inc.(a)                                                4.70      2/01/2036        19,274
      6,500   Anheuser-Busch InBev Worldwide, Inc.                                4.38      4/15/2038         5,961
      5,250   Anheuser-Busch InBev Worldwide, Inc.                                5.45      1/23/2039         5,502
      5,000   Bacardi Ltd.(a)                                                     2.75      7/15/2026         4,306
     10,000   Bacardi Ltd.(a)                                                     4.70      5/15/2028         9,709
      7,500   Becle S.A.B de C.V.(a)                                              3.75      5/13/2025         7,193
     10,000   Pernod Ricard S.A.(a)                                               4.25      7/15/2022        10,288
                                                                                                         ----------
                                                                                                             62,233
                                                                                                         ----------
              FOOD (0.1%)
      4,000   Kerry Group Financial Services(a)                                   3.20      4/09/2023         3,907
      5,000   Smithfield Foods, Inc.(a)                                           4.25      2/01/2027         4,573
                                                                                                         ----------
                                                                                                              8,480
                                                                                                         ----------
              PHARMACEUTICALS (0.3%)
     10,000   GlaxoSmithKline Capital, Inc.                                       4.20      3/18/2043        10,373
      5,000   Takeda Pharmaceutical Co. Ltd.(a)                                   5.00     11/26/2028         5,263

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
$    15,000   Teva Pharmaceutical Finance Netherlands III B.V.                    3.15%    10/01/2026    $   12,475
                                                                                                         ----------
                                                                                                             28,111
                                                                                                         ----------
              Total Consumer, Non-cyclical                                                                  142,793
                                                                                                         ----------
              DIVERSIFIED (0.5%)
              ------------------
              HOLDING COMPANIES-DIVERSIFIED (0.5%)
      7,500   CK Hutchison International Ltd.(a)                                  2.75     10/03/2026         6,963
     10,000   CK Hutchison International Ltd.(a),(g)                              3.50      4/05/2027         9,788
     10,000   CK Hutchison International Ltd.(a)                                  3.25      9/29/2027         9,584
      5,000   Hutchison Whampoa International Ltd.(a)                             4.63      1/13/2022         5,173
     10,000   Hutchison Whampoa International Ltd.(a)                             3.63     10/31/2024        10,000
                                                                                                         ----------
              Total Diversified                                                                              41,508
                                                                                                         ----------
              ENERGY (0.9%)
              -------------
              OIL & GAS (0.7%)
      4,500   Aker BP ASA(a)                                                      5.88      3/31/2025         4,635
      5,000   BP Capital Markets plc                                              3.28      9/19/2027         4,903
     10,000   BP Capital Markets plc                                              3.72     11/28/2028        10,147
      3,350   Eni SpA(a)                                                          4.75      9/12/2028         3,392
      4,000   Husky Energy, Inc.                                                  7.25     12/15/2019         4,134
      5,000   Noble Holding International Ltd.(g)                                 7.95      4/01/2025         4,075
     10,000   Petrobras Global Finance B.V.                                       6.13      1/17/2022        10,540
      6,000   Petroleos Mexicanos                                                 5.38      3/13/2022         5,954
     10,000   Shell International Finance B.V.                                    3.63      8/21/2042         9,518
                                                                                                         ----------
                                                                                                             57,298
                                                                                                         ----------
              PIPELINES (0.2%)
      6,000   APT Pipelines Ltd.(a)                                               4.25      7/15/2027         5,912
     12,124   TransCanada PipeLines Ltd. (3 mo. LIBOR + 2.21%)                    4.83(c)   5/15/2067        10,396
                                                                                                         ----------
                                                                                                             16,308
                                                                                                         ----------
              Total Energy                                                                                   73,606
                                                                                                         ----------
              FINANCIAL (8.2%)
              ----------------
              BANKS (6.4%)
     15,000   ABN AMRO Bank N.V.(a)                                               4.75      7/28/2025        15,306
     10,000   ABN AMRO Bank N.V.(a)                                               4.80      4/18/2026        10,207
     10,000   Australia & New Zealand Banking Group Ltd.(a)                       4.40      5/19/2026         9,897
      1,000   Banco Santander Mexico S.A. Institucion de Banca
                Multiple Grupo Financiero Santand
                (1 mo. LIBOR + 3.00%)(a)                                          5.95(i)  10/01/2028         1,020
      7,500   Bank of Montreal (5 Yr. Semi-Annual Swap + 1.43%)                   3.80(i)  12/15/2032         7,153
     10,000   Bank of Nova Scotia                                                 4.50     12/16/2025        10,251
      5,000   Banque Federative du Credit Mutuel S.A.(a)                          2.70      7/20/2022         4,891
     12,300   Barclays plc                                                        4.84      5/09/2028        11,828

================================================================================

24  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
$    10,000   BBVA Bancomer S.A.(a)                                               4.38%     4/10/2024    $    9,975
      5,000   BNP Paribas S.A. (3 mo. LIBOR + 1.29%)(a)                           7.20(i)           -(j)      5,235
     10,000   BNP Paribas S.A. (1 mo. LIBOR + 2.24%)(a)                           4.71(i)   1/10/2025        10,219
      5,000   BNP Paribas S.A.(a)                                                 4.38      9/28/2025         5,012
     10,000   BNP Paribas S.A.(a)                                                 4.38      5/12/2026         9,795
      4,000   BNP Paribas S.A.(a)                                                 4.63      3/13/2027         3,950
      9,200   BPCE S.A.(a)                                                        3.00      5/22/2022         8,991
      5,000   BPCE S.A.(a)                                                        4.00      9/12/2023         4,993
      9,524   BPCE S.A.(a)                                                        3.50     10/23/2027         8,911
     10,000   BPCE S.A.(a)                                                        3.25      1/11/2028         9,498
      3,307   Canadian Imperial Bank of Commerce(a)                               7.26      4/10/2032         3,796
     10,000   Commonwealth Bank of Australia(a)                                   3.25      7/20/2023        10,126
     10,000   Cooperatieve Rabobank U.A.                                          3.88      2/08/2022        10,224
     16,903   Cooperatieve Rabobank U.A.                                          3.95     11/09/2022        17,063
      8,000   Cooperatieve Rabobank U.A. (5 Yr. Semi-Annual
                Swap + 1.89%)                                                     4.00(i)   4/10/2029         7,793
     14,286   Credit Agricole S.A.(a)                                             3.25     10/04/2024        13,693
     15,000   Credit Agricole S.A.(a)                                             4.13      1/10/2027        14,765
     21,400   Credit Suisse Group AG(a)                                           3.57      1/09/2023        21,193
      4,445   Credit Suisse Group AG (3 mo. LIBOR + 1.41%)(a)                     3.87(i)   1/12/2029         4,251
     10,000   Credit Suisse Group Funding Guernsey Ltd.                           4.55      4/17/2026        10,176
      5,000   Danske Bank A/S(a)                                                  5.38      1/12/2024         5,076
     15,000   HSBC Bank plc (6 mo. LIBOR + 0.25%)                                 3.13(c)           -(j)     10,692
     10,000   HSBC Holdings plc                                                   3.90      5/25/2026         9,968
      5,000   HSBC Holdings plc                                                   4.38     11/23/2026         5,024
     14,100   ING Groep N.V.                                                      3.95      3/29/2027        13,772
     25,000   Lloyds Banking Group plc                                            3.75      1/11/2027        23,995
      5,000   Lloyds Banking Group plc (3 mo. LIBOR + 1.21%)                      3.57(i)  11/07/2028         4,661
     20,000   Mizuho Financial Group, Inc.                                        3.17      9/11/2027        19,222
      5,000   National Australia Bank Ltd.                                        3.00      1/20/2023         4,946
     11,000   Nordea Bank AB(a)                                                   4.88      5/13/2021        11,261
     20,000   Royal Bank of Canada                                                4.65      1/27/2026        20,996
     10,000   Royal Bank of Scotland Group plc                                    6.13     12/15/2022        10,520
      5,000   Royal Bank of Scotland Group plc                                    6.10      6/10/2023         5,249
      7,000   Royal Bank of Scotland Group plc                                    3.88      9/12/2023         6,883
      5,000   Royal Bank of Scotland Group plc                                    4.80      4/05/2026         5,019
     10,000   Royal Bank of Scotland Group plc
                (1 mo. LIBOR + 1.91%)                                             5.08(i)   1/27/2030        10,103
      5,000   Santander UK Group Holdings plc                                     3.57      1/10/2023         4,901
     20,000   Santander UK plc(a)                                                 5.00     11/07/2023        20,168
      5,000   Santander UK plc                                                    4.00      3/13/2024         5,123
      7,500   Standard Chartered plc (1 mo. LIBOR + 1.97%)(a)                     4.87(i)   3/15/2033         7,341
      7,500   Suncorp-Metway Ltd.(a)                                              2.80      5/04/2022         7,349

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
$     7,500   Swedbank AB(a)                                                      2.65%     3/10/2021    $    7,431
     10,000   Toronto-Dominion Bank (5 Yr. Semi-Annual
                Swap + 2.21%)                                                     3.63(i)   9/15/2031         9,643
     10,000   Westpac Banking Corp. (5 Yr. Semi-Annual
                Swap + 2.24%)                                                     4.32(i)  11/23/2031         9,721
                                                                                                         ----------
                                                                                                            499,276
                                                                                                         ----------
              DIVERSIFIED FINANCIAL SERVICES (0.4%)
      7,000   AerCap Ireland Capital DAC / AerCap Global
                Aviation Trust                                                    4.63      7/01/2022         7,031
     10,000   Brookfield Finance, Inc.                                            4.85      3/29/2029         9,987
     10,000   ORIX Corp.                                                          3.70      7/18/2027         9,878
                                                                                                         ----------
                                                                                                             26,896
                                                                                                         ----------
              INSURANCE (0.6%)
     19,300   Oil Insurance Ltd. (3 mo. LIBOR + 2.98%)(a)                         5.79(c)           -(j)     18,219
     20,000   QBE Capital Funding III Ltd. (10 Yr. Semi-Annual
                Swap + 4.05%)(a)                                                  7.25(i)   5/24/2041        20,790
      5,000   XLIT Ltd. (3 mo. LIBOR + 2.46%)                                     5.24(c)           -(j)      4,775
      5,000   XLIT Ltd.                                                           4.45      3/31/2025         5,111
                                                                                                         ----------
                                                                                                             48,895
                                                                                                         ----------
              REITS (0.4%)
      5,000   Scentre Group Trust(a)                                              2.38      4/28/2021         4,891
     10,000   Scentre Group Trust(a)                                              3.25     10/28/2025         9,631
     20,000   WEA Finance, LLC / Westfield UK & Europe Finance plc(a)             3.75      9/17/2024        20,118
                                                                                                         ----------
                                                                                                             34,640
                                                                                                         ----------
              SAVINGS & LOANS (0.4%)
     20,000   Nationwide Building Society(a)                                      4.00      9/14/2026        18,684
     12,000   Nationwide Building Society
                (1 mo. LIBOR + 1.85%)(a)                                          4.13(i)  10/18/2032        10,940
                                                                                                         ----------
                                                                                                             29,624
                                                                                                         ----------
              Total Financial                                                                               639,331
                                                                                                         ----------
              GOVERNMENT (0.1%)
              -----------------
              MULTI-NATIONAL (0.1%)
      5,000   Caribbean Development Bank(a)                                       4.38     11/09/2027         5,200
                                                                                                         ----------
              INDUSTRIAL (2.3%)
              -----------------
              AEROSPACE/DEFENSE (0.1%)
      5,000   Rolls-Royce plc(a)                                                  3.63     10/14/2025         4,834
                                                                                                         ----------
              BUILDING MATERIALS (0.4%)
      3,462   Boral Finance Proprietary Ltd.(a)                                   3.75      5/01/2028         3,267
      9,250   Cemex SAB de CV(a),(g)                                              7.75      4/16/2026        10,013

================================================================================

26  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
$    10,000   Holcim U.S. Finance Sarl & Cie SCS(a)                               6.00%    12/30/2019    $   10,237
      4,000   Votorantim Cimentos International S.A.                              7.25      4/05/2041         4,216
      3,735   Votorantim Cimentos International S.A.(a)                           7.25      4/05/2041         3,937
                                                                                                         ----------
                                                                                                             31,670
                                                                                                         ----------
              ELECTRONICS (0.1%)
      4,800   Tyco Electronics Group S.A.                                         3.13      8/15/2027         4,525
                                                                                                         ----------
              ENGINEERING & CONSTRUCTION (0.5%)
     10,000   Heathrow Funding Ltd.(a)                                            4.88      7/15/2021        10,341
     15,000   Sydney Airport Finance Co. Proprietary Ltd.(a)                      3.90      3/22/2023        14,972
     10,000   Sydney Airport Finance Co. Proprietary Ltd.                         3.63      4/28/2026         9,699
                                                                                                         ----------
                                                                                                             35,012
                                                                                                         ----------
              MACHINERY-DIVERSIFIED (0.3%)
     15,000   CNH Industrial N.V.                                                 4.50      8/15/2023        15,228
      5,000   CNH Industrial N.V.                                                 3.85     11/15/2027         4,641
                                                                                                         ----------
                                                                                                             19,869
                                                                                                         ----------
              MISCELLANEOUS MANUFACTURERS (0.5%)
     20,000   Siemens Financieringsmatschappij N.V.(a)                            3.25      5/27/2025        19,935
     10,000   Siemens Financieringsmatschappij N.V.(a)                            3.40      3/16/2027         9,909
     12,250   Smiths Group plc(a)                                                 3.63     10/12/2022        12,088
                                                                                                         ----------
                                                                                                             41,932
                                                                                                         ----------
              PACKAGING & CONTAINERS (0.3%)
      4,750   Amcor Finance USA, Inc.(a)                                          3.63      4/28/2026         4,566
      5,500   Brambles USA, Inc.(a)                                               4.13     10/23/2025         5,513
      7,500   CCL Industries, Inc.(a)                                             3.25     10/01/2026         7,011
      2,500   Reynolds Group Issuer, Inc. / Reynolds Group Issuer,
                LLC / Reynolds Group Issuer Lu(a)                                 5.13      7/15/2023         2,508
      5,000   Reynolds Group Issuer, Inc. / Reynolds Group Issuer,
                LLC / Reynolds Group Issuer Lu(a)                                 7.00      7/15/2024         5,122
                                                                                                         ----------
                                                                                                             24,720
                                                                                                         ----------
              TRANSPORTATION (0.1%)
     12,000   Canadian National Railway Co.                                       2.75      3/01/2026        11,517
                                                                                                         ----------
              TRUCKING & LEASING (0.0%)
      3,000   DAE Funding, LLC(a)                                                 5.00      8/01/2024         2,957
                                                                                                         ----------
              Total Industrial                                                                              177,036
                                                                                                         ----------
              UTILITIES (0.9%)
              ----------------
              ELECTRIC (0.9%)
      5,000   Comision Federal de Electricidad(a)                                 4.75      2/23/2027         4,888
      5,000   EDP Finance B.V.(a)                                                 5.25      1/14/2021         5,141
     25,000   Electricite de France S.A. (10 Yr. Semi-Annual
                Swap + 3.71%)(a)                                                  5.25(i)           -(j)     24,771

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
$     6,000   Emera U.S. Finance, LP                                              3.55%     6/15/2026    $    5,725
     10,000   Enel Chile S.A.                                                     4.88      6/12/2028        10,287
      5,000   Enel Finance International N.V.(a)                                  4.63      9/14/2025         4,943
      5,000   Enel Finance International N.V.(a)                                  3.63      5/25/2027         4,499
     10,000   Fortis, Inc.                                                        3.06     10/04/2026         9,318
      3,500   Transelec S.A.(a)                                                   3.88      1/12/2029         3,277
                                                                                                         ----------
              Total Utilities                                                                                72,849
                                                                                                         ----------
              Total Eurodollar and Yankee Obligations (cost: $1,467,082)                                  1,455,095
                                                                                                         ----------

              FOREIGN GOVERNMENT OBLIGATIONS (0.5%)
     10,000   Italy Government International Bond                                 5.38      6/15/2033        10,519
  CAD15,000   Province of Alberta(h)                                              2.55     12/15/2022        11,555
     20,000   Province of Ontario                                                 2.85      6/02/2023        15,585
                                                                                                         ----------
              Total Foreign Government Obligations (cost: $45,858)                                           37,659
                                                                                                         ----------

              MUNICIPAL OBLIGATIONS (6.6%)

              ARIZONA (0.0%)
      3,500   School Facilities Board                                             2.38      9/01/2019         3,495
                                                                                                         ----------
              CALIFORNIA (0.8%)
      5,000   Industry Public Facilities Auth. (INS - Assured
                Guaranty Municipal Corp.)                                         3.47      1/01/2021         5,044
      5,000   Industry Public Facilities Auth. (INS - Assured
                Guaranty Municipal Corp.)                                         3.82      1/01/2022         5,109
      1,250   Las Virgenes Unified School District                                5.54      8/01/2025         1,381
        850   Placentia Yorba Linda Unified School District                       5.40      8/01/2021           899
      5,000   Port of Oakland                                                     4.50      5/01/2030         5,262
         75   Port of Oakland (PRE)                                               4.50      5/01/2032            82
     11,625   Port of Oakland                                                     4.50      5/01/2032        12,192
      4,250   Riverside CCD                                                       3.49      8/01/2023         4,366
      3,000   Riverside CCD                                                       3.61      8/01/2024         3,094
     10,000   San Jose Redev. Agency Successor Agency                             3.13      8/01/2028         9,760
      5,250   San Marcos Redev. Agency Successor Agency                           4.02     10/01/2025         5,492
      6,500   San Marcos Redev. Agency Successor Agency                           4.47     10/01/2029         6,940
      2,000   Torrance Unified School District                                    5.52      8/01/2021         2,125
      2,590   Vista Redev. Agency (INS - Assured Guaranty Municipal Corp.)        4.13      9/01/2030         2,684
                                                                                                         ----------
                                                                                                             64,430
                                                                                                         ----------
              COLORADO (0.1%)
      5,000   El Paso County                                                      4.47     10/01/2035         5,244
                                                                                                         ----------
              CONNECTICUT (0.6%)
     10,000   City of Bridgeport                                                  4.03      8/15/2028        10,332
      7,380   City of Bridgeport                                                  4.08      8/15/2029         7,551

================================================================================

28  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
$     3,500   City of New Haven                                                   4.68%     8/01/2031    $    3,674
      5,000   State                                                               3.23      1/15/2025         4,924
      2,500   State                                                               3.90      9/15/2028         2,513
      3,845   Town of Hamden                                                      4.93      8/15/2030         3,992
     10,000   Town of Stratford                                                   5.75      8/15/2030        10,809
                                                                                                         ----------
                                                                                                             43,795
                                                                                                         ----------
              FLORIDA (0.4%)
      3,250   City of Jacksonville                                                2.00     10/01/2019         3,230
      3,000   City of Jacksonville                                                2.37     10/01/2020         2,974
      8,250   Miami-Dade County Aviation                                          2.70     10/01/2026         7,972
     10,000   Miami-Dade County School Board (INS - Assured
                Guaranty Municipal Corp.)                                         5.38      5/01/2031        10,668
      6,000   Palm Beach County School District                                   5.40      8/01/2025         6,734
                                                                                                         ----------
                                                                                                             31,578
                                                                                                         ----------
              GEORGIA (0.0%)
      2,000   Atlanta & Fulton County Recreation Auth.                            3.80     12/15/2037         1,959
      1,500   Atlanta & Fulton County Recreation Auth.                            4.00     12/15/2046         1,442
                                                                                                         ----------
                                                                                                              3,401
                                                                                                         ----------
              HAWAII (0.3%)
        900   City & County of Honolulu                                           2.81     11/01/2023           900
        680   City & County of Honolulu                                           3.06     11/01/2025           684
        775   City & County of Honolulu                                           3.16     11/01/2026           780
        625   City & County of Honolulu                                           3.26     11/01/2027           629
        690   City & County of Honolulu                                           3.36     11/01/2028           695
      7,000   State                                                               2.80     10/01/2027         6,768
      3,000   State Department of Budget and Finance                              3.25      1/01/2025         3,044
      7,235   State Department of Budget and Finance                              3.10      5/01/2026         7,253
                                                                                                         ----------
                                                                                                             20,753
                                                                                                         ----------
              IDAHO (0.1%)
      2,500   State Building Auth.                                                3.78      9/01/2030         2,526
      2,120   State Building Auth.                                                3.93      9/01/2031         2,163
      2,000   State Building Auth.                                                3.98      9/01/2032         2,039
                                                                                                         ----------
                                                                                                              6,728
                                                                                                         ----------
              ILLINOIS (0.5%)
      6,500   Chicago Midway International Airport                                5.00      1/01/2025         7,217
      8,000   Chicago Midway International Airport                                5.00      1/01/2026         8,848
      5,000   Chicago O'Hare International Airport                                5.00      1/01/2021         5,272
      6,500   City of Chicago Wastewater Transmission                             5.84      1/01/2035         7,442
      2,025   Finance Auth.                                                       3.55      8/15/2029         1,995
      3,000   Finance Auth.                                                       3.60      8/15/2030         2,947
      4,500   Winnebago & Boone County School District No. 205                    3.80     12/01/2026         4,535
                                                                                                         ----------
                                                                                                             38,256
                                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
              INDIANA (0.3%)
$     4,955   Finance Auth.                                                       4.36%     7/15/2029    $    5,269
      4,260   Finance Auth.                                                       4.53      7/15/2031         4,507
      1,500   Finance Auth.                                                       3.62      7/01/2036         1,450
      9,520   Indiana Bond Bank                                                   2.13      7/15/2019         9,497
                                                                                                         ----------
                                                                                                             20,723
                                                                                                         ----------
              KANSAS (0.1%)
     10,000   Dev. Finance Auth.                                                  4.73      4/15/2037        10,830
                                                                                                         ----------
              KENTUCKY (0.1%)
      1,000   Economic Dev. Finance Auth. (INS - Assured
                Guaranty Municipal Corp.)                                         3.62     12/01/2025         1,000
      2,335   Economic Dev. Finance Auth.                                         3.72     12/01/2026         2,329
      1,985   Economic Dev. Finance Auth.                                         3.82     12/01/2027         1,979
      1,000   Economic Dev. Finance Auth.                                         3.92     12/01/2028           996
      1,500   Economic Dev. Finance Auth.                                         4.02     12/01/2029         1,496
      1,300   Economic Dev. Finance Auth.                                         4.12     12/01/2030         1,304
                                                                                                         ----------
                                                                                                              9,104
                                                                                                         ----------
              MAINE (0.1%)
      5,000   Municipal Bond Bank                                                 4.25      6/01/2023         5,226
                                                                                                         ----------
              MARYLAND (0.1%)
      2,290   EDC                                                                 4.05      6/01/2027         2,271
      2,390   EDC                                                                 4.15      6/01/2028         2,351
      2,495   EDC                                                                 4.25      6/01/2029         2,446
      1,325   EDC                                                                 4.35      6/01/2030         1,296
      1,385   EDC                                                                 4.40      6/01/2031         1,348
                                                                                                         ----------
                                                                                                              9,712
                                                                                                         ----------
              MISSISSIPPI (0.2%)
      1,800   State                                                               2.83     12/01/2024         1,788
      2,000   State                                                               3.03     12/01/2025         2,003
     10,000   State                                                               3.73     10/01/2032         9,929
                                                                                                         ----------
                                                                                                             13,720
                                                                                                         ----------
              NEW JERSEY (0.6%)
      2,525   City of Atlantic                                                    4.23      9/01/2025         2,600
      2,415   City of Atlantic                                                    4.29      9/01/2026         2,494
     14,310   EDA                                                                 4.45      6/15/2020        14,499
      2,700   EDA                                                                 5.25      9/01/2022         2,850
      2,500   EDA                                                                 5.71      6/15/2030         2,793
      3,000   Educational Facilities Auth.                                        4.02      7/01/2039         3,038
        500   South Jersey Port Corp.                                             5.00      1/01/2025           558
      1,000   South Jersey Port Corp.                                             5.00      1/01/2026         1,129

================================================================================

30  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
$     1,000   South Jersey Port Corp.                                             5.00%     1/01/2027    $    1,138
        500   South Jersey Port Corp.                                             5.00      1/01/2028           572
      5,000   Transportation Trust Fund Auth. (INS - AMBAC
                Assurance Corp.)                                                  5.25     12/15/2022         5,525
      3,320   Transportation Trust Fund Auth.                                     5.50     12/15/2022         3,677
      1,810   Transportation Trust Fund Auth.                                     5.75     12/15/2028         1,992
                                                                                                         ----------
                                                                                                             42,865
                                                                                                         ----------
              NEW MEXICO (0.0%)
      1,250   Sandoval County                                                     2.32      6/01/2019         1,248
      1,000   Sandoval County                                                     2.72      6/01/2020           997
                                                                                                         ----------
                                                                                                              2,245
                                                                                                         ----------
              NEW YORK (0.6%)
     11,400   Dormitory Auth.                                                     5.10      8/01/2034        11,998
     10,000   Long Island Power Auth.(h)                                          5.25      5/01/2022        10,497
      2,500   Long Island Power Auth.                                             3.98      9/01/2025         2,547
      2,500   Long Island Power Auth.                                             4.13      9/01/2026         2,562
      5,000   New York City Transitional Finance Auth.                            5.00      2/01/2035         5,278
     10,825   New York City Water & Sewer                                         5.25      6/15/2040        10,959
        600   Town of Oyster Bay                                                  3.55      2/01/2019           600
      1,830   Town of Oyster Bay                                                  3.80      2/01/2020         1,832
      1,500   Town of Oyster Bay                                                  3.95      2/01/2021         1,504
                                                                                                         ----------
                                                                                                             47,777
                                                                                                         ----------
              NORTH CAROLINA (0.1%)
      5,000   City of Kannapolis                                                  7.28      3/01/2027         5,217
                                                                                                         ----------
              OHIO (0.1%)
     10,000   Cleveland Public Power                                              5.50     11/15/2038        10,309
                                                                                                         ----------
              OKLAHOMA (0.2%)
     10,250   Dev. Finance Auth.                                                  5.45      8/15/2028        10,944
      1,365   Dev. Finance Auth.                                                  5.88      8/01/2037         1,160
                                                                                                         ----------
                                                                                                             12,104
                                                                                                         ----------
              PENNSYLVANIA (0.4%)
      5,045   Commonwealth Financing Auth.                                        3.86      6/01/2038         4,957
      1,375   Economic Dev. Finance Auth.                                         3.20     11/15/2027         1,351
     10,000   IDA(a)                                                              3.56      7/01/2024         9,887
     10,000   Philadelphia School District                                        5.06      9/01/2042        10,457
      1,625   Public School Building Auth. (INS - Build America
                Mutual Assurance Co.)                                             2.84     12/01/2019         1,620
      1,300   Public School Building Auth. (INS - Build America
                Mutual Assurance Co.)                                             4.08     12/01/2023         1,345
      3,620   Scranton School District (Put Date 6/15/2019)(m)                    4.13      6/15/2034         3,607
                                                                                                         ----------
                                                                                                             33,224
                                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
              SOUTH CAROLINA (0.1%)
$    10,000   Public Service Auth.                                                4.77%    12/01/2045    $   10,121
                                                                                                         ----------
              TENNESSEE (0.2%)
      2,000   Jackson Energy Auth.                                                2.90      4/01/2022         1,991
      2,745   Jackson Energy Auth.                                                3.05      4/01/2023         2,742
      3,915   Jackson Energy Auth.                                                3.20      4/01/2024         3,929
      8,000   Metropolitan Nashville & Davidson County Health &
                Educational Board                                                 4.05      7/01/2026         8,225
                                                                                                         ----------
                                                                                                             16,887
                                                                                                         ----------
              TEXAS (0.6%)
      1,550   City of Austin CCD                                                  6.76      8/01/2030         1,950
      2,000   City of Austin CCD                                                  6.91      8/01/2035         2,682
      5,000   City of Houston Combined Utility System                             5.00     11/15/2033         5,272
      9,000   Colony Local Dev. Corp. (INS - Berkshire Hathaway
                Assurance Corp.)                                                  4.38     10/01/2033         9,741
     12,570   Dallas-Fort Worth International Airport Facilities                  4.00     11/01/2021        12,985
      2,265   Dallas-Fort Worth International Airport Facilities                  4.44     11/01/2021         2,364
      9,700   Ector County Hospital District                                      7.18      9/15/2035         9,793
      2,000   McLennan County Public Facility Corp.                               3.90      6/01/2029         2,056
      1,000   Nueces County Port of Corpus Christi Auth.                          3.49     12/01/2025         1,010
                                                                                                         ----------
                                                                                                             47,853
                                                                                                         ----------
              Total Municipal Obligations (cost: $498,958)                                                  515,597
                                                                                                         ----------

              PREFERRED BONDS (0.1%)

              FINANCIAL (0.1%)
              ----------------
              INSURANCE (0.1%)
      5,000   Catlin Insurance Co. Ltd. (3 mo. LIBOR +
                2.98%)(a),(g) (cost: $5,000)                                      5.74(c)           -(j)      4,820
                                                                                                         ----------
              Total Preferred Bonds (cost: $5,000)                                                            4,820
                                                                                                         ----------

              U.S. GOVERNMENT AGENCY ISSUES (4.5%)(n)

              AGENCY COLLATERAL CMO (0.1%)
      9,630   Freddie Mac(+)                                                      4.00      6/15/2029        10,033
                                                                                                         ----------
              COMMERCIAL MBS (3.4%)
     11,250   Fannie Mae(+)                                                       2.15      1/25/2023        11,014
      4,834   Fannie Mae(+)                                                       2.64(f)  11/25/2024         4,760
      3,500   Fannie Mae(+)                                                       2.78(f)   2/25/2027         3,416
      2,500   Fannie Mae(+)                                                       2.96(f)   2/25/2027         2,458
      7,105   Fannie Mae(+)                                                       3.04(f)   3/25/2028         7,005
     66,888   Freddie Mac(+)(e)                                                   0.85(f)  10/25/2022         1,803
     91,515   Freddie Mac(+)(e)                                                   1.00(f)  11/25/2022         2,844

================================================================================

32  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
$    56,576   Freddie Mac(+)(e)                                                   1.35%(f)  1/25/2022    $    1,788
     89,702   Freddie Mac(+)(e)                                                   1.41(f)   5/25/2022         3,465
     68,355   Freddie Mac(+)(e)                                                   1.44(f)   6/25/2022         2,804
     32,026   Freddie Mac(+)(e)                                                   1.49(f)   3/25/2019            11
      3,500   Freddie Mac(+)                                                      1.60      8/15/2051         3,387
     10,000   Freddie Mac(+)                                                      2.59      5/25/2026         9,655
     20,000   Freddie Mac(+)                                                      2.65      8/25/2026        19,417
     17,000   Freddie Mac(+)                                                      2.77      5/25/2025        16,849
     15,000   Freddie Mac(+)                                                      2.81      1/25/2025        14,890
     12,000   Freddie Mac(+)                                                      2.85      3/25/2026        11,756
      7,000   Freddie Mac(+)                                                      3.00     12/25/2025         6,996
      8,000   Freddie Mac(+)                                                      3.01      7/25/2025         8,020
     10,000   Freddie Mac(+)                                                      3.02      1/25/2025        10,034
      4,855   Freddie Mac(+)                                                      3.12(f)  10/25/2031         4,661
      9,500   Freddie Mac(+)                                                      3.17      3/25/2027         9,524
      5,759   Freddie Mac(+)                                                      3.19(f)   9/25/2027         5,763
      4,533   Freddie Mac(+)                                                      3.24      8/25/2027         4,557
      7,500   Freddie Mac(+)                                                      3.29(f)   3/25/2029         7,420
      8,766   Freddie Mac(+)                                                      3.30(f)  11/25/2027         8,854
     10,000   Freddie Mac(+)                                                      3.37      7/25/2025        10,123
     10,000   Freddie Mac(+)                                                      3.41     12/25/2026        10,196
      9,000   Freddie Mac(+)                                                      3.43(f)   1/25/2027         9,205
      4,455   Freddie Mac(+)                                                      3.46     11/25/2032         4,422
     15,500   Freddie Mac(+)                                                      3.51      4/25/2030        15,638
      3,000   Freddie Mac(+)                                                      3.65(f)   2/25/2028         3,106
      7,000   Freddie Mac(+)                                                      3.90     12/25/2030         7,247
      5,000   Freddie Mac(+)                                                      3.90     10/25/2033         5,174
      5,000   Freddie Mac(+)                                                      3.92(f)   9/25/2028         5,294
      5,000   Freddie Mac(+)                                                      4.05(f)   9/25/2028         5,336
      6,794   Freddie Mac(+)                                                      4.06(f)  10/25/2028         7,269
                                                                                                         ----------
                                                                                                            266,161
                                                                                                         ----------
              FGLMC COLLATERAL (0.5%)
      9,402   Freddie Mac(+)                                                      3.50      5/01/2042         9,531
     10,762   Freddie Mac(+)                                                      3.50      6/01/2046        10,831
      3,876   Freddie Mac(+)                                                      3.50      8/01/2046         3,926
      8,470   Freddie Mac(+)                                                      3.50      5/01/2047         8,535
         47   Freddie Mac(+)                                                      5.00      6/01/2020            48
        254   Freddie Mac(+)                                                      5.00      1/01/2021           259
        263   Freddie Mac(+)                                                      5.50     11/01/2020           267
        133   Freddie Mac(+)                                                      5.50     12/01/2020           135
        620   Freddie Mac(+)                                                      5.50     12/01/2035           673
        451   Freddie Mac(+)                                                      5.50      4/01/2036           487
                                                                                                         ----------
                                                                                                             34,692
                                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
              FNMA COLLATERAL (0.3%)
$     7,670   Fannie Mae(+)                                                       2.50%     2/01/2028    $    7,593
      4,901   Fannie Mae(+)                                                       4.00      4/01/2048         5,028
      1,351   Fannie Mae(+)                                                       5.00      6/01/2033         1,447
        174   Fannie Mae(+)                                                       5.50      7/01/2021           176
      1,599   Fannie Mae(+)                                                       5.50      9/01/2035         1,739
        771   Fannie Mae(+)                                                       5.50     10/01/2035           839
        244   Fannie Mae(+)                                                       5.50      1/01/2036           266
        727   Fannie Mae(+)                                                       5.50      4/01/2036           792
        822   Fannie Mae(+)                                                       5.50      2/01/2037           895
        424   Fannie Mae(+)                                                       5.50      3/01/2037           453
        369   Fannie Mae(+)                                                       5.50     11/01/2037           396
      1,153   Fannie Mae(+)                                                       5.50      5/01/2038         1,242
        699   Fannie Mae(+)                                                       6.00      5/01/2036           766
        501   Fannie Mae(+)                                                       6.00      6/01/2036           546
        726   Fannie Mae(+)                                                       6.00      8/01/2037           795
        186   Fannie Mae(+)                                                       6.50      4/01/2031           210
          4   Fannie Mae(+)                                                       6.50      7/01/2031             4
        344   Fannie Mae(+)                                                       6.50      3/01/2032           388
          7   Fannie Mae(+)                                                       7.00     10/01/2022             7
          4   Fannie Mae(+)                                                       7.00      3/01/2023             4
                                                                                                         ----------
                                                                                                             23,586
                                                                                                         ----------
              GNMA COLLATERAL (0.1%)
      2,550   Government National Mortgage Assn. I                                5.00      8/15/2033         2,738
         47   Government National Mortgage Assn. I                                6.00      8/15/2028            50
         42   Government National Mortgage Assn. I                                6.00      9/15/2028            45
        106   Government National Mortgage Assn. I                                6.00      9/15/2028           114
      1,069   Government National Mortgage Assn. I                                6.00      9/15/2028         1,183
        194   Government National Mortgage Assn. I                                6.00     10/15/2028           211
        111   Government National Mortgage Assn. I                                6.00      1/15/2029           119
         14   Government National Mortgage Assn. I                                6.00      1/15/2029            15
        145   Government National Mortgage Assn. I                                6.00      1/15/2029           156
        194   Government National Mortgage Assn. I                                6.00      1/15/2033           215
          4   Government National Mortgage Assn. I                                6.50      6/15/2023             4
        113   Government National Mortgage Assn. I                                6.50      7/15/2023           123
          2   Government National Mortgage Assn. I                                6.50      7/15/2023             2
         19   Government National Mortgage Assn. I                                6.50      9/15/2023            21
         97   Government National Mortgage Assn. I                                6.50     10/15/2023           105
         43   Government National Mortgage Assn. I                                6.50     10/15/2023            47
         10   Government National Mortgage Assn. I                                6.50     10/15/2023            11
        112   Government National Mortgage Assn. I                                6.50     12/15/2023           122
         52   Government National Mortgage Assn. I                                6.50     12/15/2023            57
         24   Government National Mortgage Assn. I                                6.50      1/15/2024            26

================================================================================

34  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
$        35   Government National Mortgage Assn. I                                6.50%     2/15/2024    $       38
         42   Government National Mortgage Assn. I                                6.50      4/15/2026            46
        202   Government National Mortgage Assn. I                                6.50      5/15/2028           224
        433   Government National Mortgage Assn. I                                6.50     10/15/2031           476
         18   Government National Mortgage Assn. I                                7.00      5/15/2023            19
         19   Government National Mortgage Assn. I                                7.00      5/15/2023            20
         17   Government National Mortgage Assn. I                                7.00      5/15/2023            17
         11   Government National Mortgage Assn. I                                7.00      5/15/2023            11
         41   Government National Mortgage Assn. I                                7.00      6/15/2023            43
         11   Government National Mortgage Assn. I                                7.00      6/15/2023            11
          8   Government National Mortgage Assn. I                                7.00      8/15/2023             8
          7   Government National Mortgage Assn. I                                7.00      8/15/2023             8
         50   Government National Mortgage Assn. I                                7.00      8/15/2023            52
          8   Government National Mortgage Assn. I                                7.00      8/15/2023             9
         26   Government National Mortgage Assn. I                                7.00      9/15/2023            26
         11   Government National Mortgage Assn. I                                7.00      1/15/2026            11
         18   Government National Mortgage Assn. I                                7.00      3/15/2026            19
          6   Government National Mortgage Assn. I                                7.00      3/15/2026             6
        118   Government National Mortgage Assn. I                                7.00     10/15/2027           132
        155   Government National Mortgage Assn. I                                7.00      6/15/2029           165
         99   Government National Mortgage Assn. I                                7.00      6/15/2029           103
         18   Government National Mortgage Assn. I                                7.00      7/15/2029            18
        206   Government National Mortgage Assn. I                                7.00      8/15/2031           232
         66   Government National Mortgage Assn. I                                7.00      7/15/2032            73
         41   Government National Mortgage Assn. I                                7.50      7/15/2023            43
        121   Government National Mortgage Assn. I                                7.50      6/15/2026           129
         53   Government National Mortgage Assn. I                                7.50      6/15/2026            56
         40   Government National Mortgage Assn. I                                7.50      7/15/2026            40
         75   Government National Mortgage Assn. I                                7.50      5/15/2027            80
        118   Government National Mortgage Assn. I                                7.50      2/15/2028           131
         85   Government National Mortgage Assn. I                                7.50     12/15/2028            97
         71   Government National Mortgage Assn. I                                7.50      8/15/2029            79
                                                                                                         ----------
                                                                                                              7,786
                                                                                                         ----------
              GNMA2 COLLATERAL (0.0%)
        435   Government National Mortgage Assn. II                               5.50      4/20/2033           475
        406   Government National Mortgage Assn. II                               6.00      8/20/2032           444
        301   Government National Mortgage Assn. II                               6.00      9/20/2032           331
        141   Government National Mortgage Assn. II                               6.50      8/20/2031           158
                                                                                                         ----------
                                                                                                              1,408
                                                                                                         ----------
              TRANSPORTATION (0.1%)
      8,011   Totem Ocean Trailer Express, Inc., Title XI (NBGA -
                United States Government)(o)                                      6.37      4/15/2028         9,080
                                                                                                         ----------
              Total U.S. Government Agency Issues (cost: $351,098)                                          352,746
                                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                           COUPON                       VALUE
(000)         SECURITY                                                            RATE     MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
              U.S. TREASURY SECURITIES (9.4%)

              BONDS (4.3%)
$    12,950   U.S. Treasury Bond                                                  2.25%     8/15/2046    $   11,110
     53,490   U.S. Treasury Bond(p)                                               2.38      1/15/2025        58,690
     65,000   U.S. Treasury Bond(q)                                               2.50      2/15/2045        59,112
     60,000   U.S. Treasury Bond                                                  2.50      2/15/2046        54,368
     40,000   U.S. Treasury Bond                                                  2.75      8/15/2042        38,484
     10,000   U.S. Treasury Bond                                                  2.75     11/15/2042         9,607
     10,000   U.S. Treasury Bond                                                  2.75      8/15/2047         9,501
     22,000   U.S. Treasury Bond                                                  2.75     11/15/2047        20,885
     25,000   U.S. Treasury Bond                                                  3.00     11/15/2044        25,053
      5,000   U.S. Treasury Bond                                                  3.38      5/15/2044         5,343
     10,000   U.S. Treasury Bond                                                  3.38     11/15/2048        10,727
     30,000   U.S. Treasury Bond                                                  3.88      8/15/2040        34,610
                                                                                                         ----------
                                                                                                            337,490
                                                                                                         ----------
              NOTES (5.1%)
     20,000   U.S. Treasury Note                                                  1.63      8/15/2022        19,456
     20,000   U.S. Treasury Note                                                  1.63     11/15/2022        19,416
     50,000   U.S. Treasury Note                                                  1.63      2/15/2026        47,079
     15,000   U.S. Treasury Note                                                  2.00      2/15/2022        14,812
     10,000   U.S. Treasury Note                                                  2.00      2/15/2023         9,832
     80,000   U.S. Treasury Note                                                  2.00      2/15/2025        77,769
     10,000   U.S. Treasury Note                                                  2.25     11/15/2024         9,874
      5,000   U.S. Treasury Note                                                  2.25     11/15/2025         4,914
     10,000   U.S. Treasury Note                                                  2.25      2/15/2027         9,761
     10,000   U.S. Treasury Note                                                  2.25      8/15/2027         9,733
     10,000   U.S. Treasury Note                                                  2.25     11/15/2027         9,716
      5,000   U.S. Treasury Note                                                  2.38      1/31/2023         4,989
     10,000   U.S. Treasury Note                                                  2.38      5/15/2027         9,847
      5,000   U.S. Treasury Note                                                  2.50      5/15/2024         5,009
      5,000   U.S. Treasury Note                                                  2.50      1/31/2025         5,003
     50,000   U.S. Treasury Note                                                  2.63     11/15/2020        50,118
     10,000   U.S. Treasury Note                                                  2.75      8/31/2025        10,140
      5,000   U.S. Treasury Note                                                  2.75      2/15/2028         5,052
      5,000   U.S. Treasury Note                                                  2.88      5/15/2028         5,102
     15,000   U.S. Treasury Note                                                  2.88      8/15/2028        15,304
     10,000   U.S. Treasury Note                                                  2.88     11/15/2046         9,763
     15,000   U.S. Treasury Note                                                  3.00     10/31/2025        15,446
      5,000   U.S. Treasury Note                                                  3.13     11/15/2028         5,211
     20,000   U.S. Treasury Note                                                  3.63      2/15/2020        20,217
                                                                                                         ----------
                                                                                                            393,563
                                                                                                         ----------
              Total U.S. Treasury Securities (cost: $740,018)                                               731,053
                                                                                                         ----------
              Total Bonds (cost: $7,660,981)                                                              7,603,233
                                                                                                         ----------

================================================================================

36  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
                                                                                                             MARKET
NUMBER                                                                                                        VALUE
OF SHARES     SECURITY                                                                                        (000)
-------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (1.4%)

              COMMON STOCKS (0.3%)

              COMMUNICATIONS (0.0%)
              ---------------------
              TELECOMMUNICATIONS (0.0%)
     44,050   AT&T, Inc.                                                                                 $    1,324
     21,000   Verizon Communications, Inc.                                                                    1,156
                                                                                                         ----------
              Total Communications                                                                            2,480
                                                                                                         ----------
              CONSUMER, NON-CYCLICAL (0.1%)
              -----------------------------
              HOUSEHOLD PRODUCTS/WARES (0.1%)
     24,000   Kimberly-Clark Corp.                                                                            2,673
                                                                                                         ----------
              ENERGY (0.1%)
              -------------
              OIL & GAS (0.1%)
     23,780   Chevron Corp.                                                                                   2,727
     55,000   Royal Dutch Shell plc ADR "A"                                                                   3,395
                                                                                                         ----------
              Total Energy                                                                                    6,122
                                                                                                         ----------
              FINANCIAL (0.1%)
              ----------------
              BANKS (0.1%)
     50,000   Bank of Montreal                                                                                3,659
     25,000   Canadian Imperial Bank of Commerce                                                              2,120
                                                                                                         ----------
                                                                                                              5,779
                                                                                                         ----------
              INVESTMENT COMPANIES (0.0%)
    202,000   Prospect Capital Corp.(g)                                                                       1,374
                                                                                                         ----------
              REITS (0.0%)
    199,850   MFA Financial, Inc.                                                                             1,465
                                                                                                         ----------
              Total Financial                                                                                 8,618
                                                                                                         ----------
              INDUSTRIAL (0.0%)
              -----------------
              MISCELLANEOUS MANUFACTURERS (0.0%)
     55,835   General Electric Co.                                                                              567
                                                                                                         ----------
              UTILITIES (0.0%)
              ----------------
              ELECTRIC (0.0%)
     15,200   Dominion Energy, Inc.                                                                           1,068
     27,500   Southern Co.                                                                                    1,336
                                                                                                         ----------
              Total Utilities                                                                                 2,404
                                                                                                         ----------
              Total Common Stocks (cost: $20,021)                                                            22,864
                                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-------------------------------------------------------------------------------------------------------------------
                                                                                                             MARKET
NUMBER                                                                                                        VALUE
OF SHARES     SECURITY                                                                                        (000)
-------------------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS (1.1%)

              CONSUMER, NON-CYCLICAL (0.3%)
              -----------------------------
              AGRICULTURE (0.1%)
    200,000   CHS, Inc., cumulative redeemable, 7.88%(j),(o)                                             $    5,554
                                                                                                         ----------
              FOOD (0.2%)
    172,520   Dairy Farmers of America, Inc., cumulative redeemable, 7.88%(a),(j),(o)                        17,209
                                                                                                         ----------
              Total Consumer, Non-cyclical                                                                   22,763
                                                                                                         ----------
              FINANCIAL (0.7%)
              ----------------
              BANKS (0.1%)
     40,000   Citigroup Capital XIII, 9.12%, (3 mo. LIBOR + 6.37%)(c)                                         1,050
     10,800   M&T Bank Corp., cumulative redeemable, 6.38%(j),(o)                                            10,827
                                                                                                         ----------
                                                                                                             11,877
                                                                                                         ----------
              REITS (0.6%)
    142,500   Equity Residential Properties Trust, 8.29%, Series K,
                depositary shares, cumulative redeemable(j),(o)                                               8,835
    250,000   Mid-America Apartment Communities, Inc., 8.50%(h),(j)                                          15,715
    344,500   Prologis, Inc., 8.54%(h),(j)                                                                   20,801
                                                                                                         ----------
                                                                                                             45,351
                                                                                                         ----------
              Total Financial                                                                                57,228
                                                                                                         ----------
              UTILITIES (0.1%)
              ----------------
              ELECTRIC (0.1%)
    200,000   Entergy Texas, Inc., 5.63%                                                                      5,203
                                                                                                         ----------
              Total Preferred Stocks (cost: $74,037)                                                         85,194
                                                                                                         ----------
              Total Equity Securities (cost: $94,058)                                                       108,058
                                                                                                         ----------

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                           COUPON
(000)                                                                             RATE     MATURITY
-------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (0.4%)

              COMMERCIAL PAPER (0.4%)
$     4,561   Eversource Energy(a)                                                2.67%    2/20/2019     $    4,555
     10,000   Northern Illinois Gas Corp.                                         2.70     2/11/2019          9,992
      2,000   San Diego Gas & Electric(a)                                         2.64     2/05/2019          1,999
      1,780   San Diego Gas & Electric(a)                                         2.70     2/11/2019          1,779
      8,987   Snap-on, Inc.(a)                                                    2.52     2/04/2019          8,985
                                                                                                         ----------
              Total Commercial Paper (cost: $27,310)                                                         27,310
                                                                                                         ----------

================================================================================

38  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
                                                                                                             MARKET
NUMBER                                                                                                        VALUE
OF SHARES     SECURITY                                                                                        (000)
-------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
      2,426   State Street Institutional Treasury Money Market Fund
                Premier Class, 2.31%(r) (cost: $3)                                                       $        3
                                                                                                         ----------
              Total Money Market Instruments (cost: $27,313)                                                 27,313
                                                                                                         ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (0.5%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.5%)
  1,133,291   Goldman Sachs Financial Square Government Fund Institutional
                Class, 2.34%(r)                                                                               1,133
 37,983,923   HSBC U.S. Government Money Market Fund Class I, 2.38%(r)                                       37,984
                                                                                                         ----------
              Total Short-Term Investments Purchased with Cash Collateral
                from Securities Loaned (cost: $39,117)                                                       39,117
                                                                                                         ----------

              TOTAL INVESTMENTS (COST: $7,821,469)                                                       $7,777,721
                                                                                                         ==========

-------------------------------------------------------------------------------------------------------------------
                                                                                                         UNREALIZED
                                                                                                      APPRECIATION/
NUMBER OF                                    EXPIRATION          NOTIONAL           CONTRACT         (DEPRECIATION)
CONTRACTS     DESCRIPTION                       DATE           AMOUNT (000)        VALUE (000)                (000)
-------------------------------------------------------------------------------------------------------------------
              FUTURES (0.8%)

              LONG FUTURES

              INTEREST RATE CONTRACTS
        444   U.S. Treasury Bond              3/20/2019          USD 65,174          $65,129                   $(45)
                                                                                     -------                   ----
              TOTAL LONG FUTURES                                                     $65,129                   $(45)
                                                                                     -------                   ----
              TOTAL FUTURES                                                          $65,129                   $(45)
                                                                                     =======                   ====

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                          VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------------
ASSETS                                                  LEVEL 1           LEVEL 2         LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------------
Bonds:
  Asset-Backed Securities                              $      -        $  434,843              $-        $  434,843
  Bank Loans                                                  -            74,940               -            74,940
  Collateralized Loan Obligations                             -           118,950               -           118,950
  Commercial Mortgage Securities                              -           298,018               -           298,018
  Corporate Obligations                                       -         3,579,512               -         3,579,512
  Eurodollar and Yankee Obligations                           -         1,455,095               -         1,455,095
  Foreign Government Obligations                              -            37,659               -            37,659
  Municipal Obligations                                       -           515,597               -           515,597
  Preferred Bonds                                             -             4,820               -             4,820
  U.S. Government Agency Issues                               -           352,746               -           352,746
  U.S. Treasury Securities                              731,053                 -               -           731,053
Equity Securities:
  Common Stocks                                          22,864                 -               -            22,864
  Preferred Stocks                                            -            85,194               -            85,194
Money Market Instruments:
  Commercial Paper                                            -            27,310               -            27,310
  Government & U.S. Treasury
    Money Market Funds                                        3                 -               -                 3
Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                                   39,117                 -               -            39,117
-------------------------------------------------------------------------------------------------------------------
Total                                                  $793,037        $6,984,684              $-        $7,777,721
-------------------------------------------------------------------------------------------------------------------
LIABILITIES                                             LEVEL 1           LEVEL 2         LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------------
Futures(1)                                                 $(45)               $-              $-              $(45)
-------------------------------------------------------------------------------------------------------------------
Total                                                      $(45)               $-              $-              $(45)
-------------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At January 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

40  | USAA INCOME FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 21.6% of net assets at January 31, 2019.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

    loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing. Rate represents an annualized yield at time of purchase or coupon rate, if applicable.

================================================================================

42  | USAA INCOME FUND

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    CAD      Canadian Dollar

    CCD      Community College District

    CMT      Constant Maturity Treasury

    EDA      Economic Development Authority

    EDC      Economic Development Corp.

    IDA      Industrial Development Authority/Agency

    LIBOR    London Interbank Offered Rate

    PRE      Pre-refunded to a date prior to maturity

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    Title XI The Title XI Guarantee Program provides a guarantee of payment of principal and interest of debt obligations issued by U.S. merchant marine and U.S. shipyards by enabling owners of eligible vessels and shipyards to obtain financing at attractive terms. The guarantee carries the full faith and credit of the U.S. government.

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  43

================================================================================

             value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    NBGA Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

    (c) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at January 31, 2019.

    (d) Bank loans (loans) - are not registered under the Securities Act of 1933. The loans contain certain restrictions on resale and cannot be sold publicly. The stated interest rates represent the all in interest rate of all contracts within the loan facilities. The interest rates are adjusted periodically, and the rates disclosed represent the current rate at January 31, 2019. The weighted average life of the loans are likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loans are deemed liquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (e) Security is interest only. Interest-only commercial mortgage-backed securities (CMBS IOs) represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The

================================================================================

44  | USAA INCOME FUND

================================================================================

        purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    (f) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (g) The security, or a portion thereof, was out on loan as of January 31, 2019.

    (h) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (i) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

    (j) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (k) Payment-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (l) At January 31, 2019, the issuer was in default with respect to interest and/or principal payments.

    (m) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  45

================================================================================

    (n) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (o) At January 31, 2019, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (p) The security, or a portion thereof, is segregated to cover the value of open futures contracts at January 31, 2019.

    (q) Securities with a value of $59,112,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (r) Rate represents the money market fund annualized seven-day yield at January 31, 2019.

    See accompanying notes to financial statements.

================================================================================

46  | USAA INCOME FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
       securities on loan of $38,011) (cost of $7,821,469)                                               $7,777,721
   Cash                                                                                                         672
   Receivables:
       Capital shares sold                                                                                    6,283
       USAA Asset Management Company (Note 7)                                                                     2
       Dividends and interest                                                                                72,303
       Securities sold                                                                                        9,751
       Other                                                                                                     38
                                                                                                         ----------
           Total assets                                                                                   7,866,770
                                                                                                         ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                                      39,117
       Securities purchased                                                                                  16,607
       Capital shares redeemed                                                                                4,426
   Variation margin on futures contracts                                                                         44
   Accrued management fees                                                                                    1,700
   Accrued transfer agent's fees                                                                                141
   Other accrued expenses and payables                                                                          483
                                                                                                         ----------
           Total liabilities                                                                                 62,518
                                                                                                         ----------
               Net assets applicable to capital shares outstanding                                       $7,804,252
                                                                                                         ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                       $7,850,737
   Accumulated loss                                                                                         (46,485)
                                                                                                         ----------
               Net assets applicable to capital shares outstanding                                       $7,804,252
                                                                                                         ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $2,986,753/235,401 capital shares
          outstanding, no par value)                                                                     $    12.69
                                                                                                         ==========
       Institutional Shares (net assets of $4,703,965/371,035 capital shares
          outstanding, no par value)                                                                     $    12.68
                                                                                                         ==========
       Adviser Shares (net assets of $95,416/7,540 capital shares
          outstanding, no par value)                                                                     $    12.65
                                                                                                         ==========
       R6 Shares (net assets of $18,118/1,429 capital shares
          outstanding, no par value)                                                                     $    12.68
                                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  47

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $35)                                                        $  3,610
   Interest                                                                                                 154,140
   Securities lending (net)                                                                                     343
                                                                                                           --------
       Total income                                                                                         158,093
                                                                                                           --------
EXPENSES
   Management fees                                                                                           10,207
   Administration and servicing fees:
       Fund Shares                                                                                            2,269
       Institutional Shares                                                                                   2,340
       Adviser Shares                                                                                            75
       R6 Shares                                                                                                  5
   Transfer agent's fees:
       Fund Shares                                                                                            1,855
       Institutional Shares                                                                                   2,340
       Adviser Shares                                                                                            50
       R6 Shares                                                                                                  1
   Distribution and service fees (Note 7):
       Adviser Shares                                                                                           125
   Custody and accounting fees:
       Fund Shares                                                                                              188
       Institutional Shares                                                                                     240
       Adviser Shares                                                                                             6
       R6 Shares                                                                                                  1
   Postage:
       Fund Shares                                                                                               83
       Institutional Shares                                                                                      48
       Adviser Shares                                                                                             3
   Shareholder reporting fees:
       Fund Shares                                                                                               38
       Institutional Shares                                                                                       7
       Adviser Shares                                                                                             1
   Trustees' fees                                                                                                17

================================================================================

48  | USAA INCOME FUND

================================================================================

   Registration fees:
       Fund Shares                                                                                         $     80
       Institutional Shares                                                                                      76
       Adviser Shares                                                                                             7
       R6 Shares                                                                                                 13
   Professional fees                                                                                             66
   Other                                                                                                         61
                                                                                                           --------
       Total expenses                                                                                        20,202
                                                                                                           --------
   Expenses reimbursed:
       R6 Shares                                                                                                 (7)
                                                                                                           --------
   Net expenses                                                                                              20,195
                                                                                                           --------
NET INVESTMENT INCOME                                                                                       137,898
                                                                                                           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Unaffiliated transactions                                                                              9,427
       Affiliated transactions (Note 4)                                                                         (14)
       Foreign currency transactions                                                                             (9)
       Futures transactions                                                                                     (64)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                                            4,884
       Foreign currency translations                                                                              1
       Futures contracts                                                                                        (68)
                                                                                                           --------
   Net realized and unrealized gain                                                                          14,157
                                                                                                           --------
   Increase in net assets resulting from operations                                                        $152,055
                                                                                                           ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  49

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited), and year ended
July 31, 2018

-------------------------------------------------------------------------------------------------------------------

                                                                                            1/31/2019     7/31/2018
-------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                                   $  137,898    $  263,650
   Net realized gain (loss) on investments                                                      9,413        (6,283)
   Net realized loss on foreign currency transactions                                              (9)          (17)
   Net realized loss on futures transactions                                                      (64)          (44)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                              4,884      (293,352)
       Foreign currency translations                                                                1            (3)
       Futures contracts                                                                          (68)           23
                                                                                           ------------------------
           Increase (decrease) in net assets resulting from operations                        152,055       (36,026)
                                                                                           ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                                                (56,077)     (133,365)
   Institutional Shares                                                                       (89,033)     (137,846)
   Adviser Shares                                                                              (1,752)       (3,980)
   R6 Shares                                                                                     (360)         (595)
                                                                                           ------------------------
       Distributions to shareholders                                                         (147,222)     (275,786)
                                                                                           ------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                                (70,648)     (410,870)
   Institutional Shares                                                                        71,062     1,140,204
   Adviser Shares                                                                              (9,637)      (21,090)
   R6 Shares                                                                                     (756)       14,567
                                                                                           ------------------------
       Total net increase (decrease) in net assets from capital share transactions             (9,979)      722,811
                                                                                           ------------------------
   Net increase (decrease) in net assets                                                       (5,146)      410,999

NET ASSETS
   Beginning of period                                                                      7,809,398     7,398,399
                                                                                           ------------------------
   End of period                                                                           $7,804,252    $7,809,398
                                                                                           ========================

See accompanying notes to financial statements.

================================================================================

50  | USAA INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Income Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek maximum current income without undue risk to principal.

The Fund consists of four classes of shares: Income Fund Shares (Fund Shares), Income Fund Institutional Shares (Institutional Shares), Income Fund Adviser Shares (Adviser Shares), and Income Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed during the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Fund's Board of Trustees and of the Fund's shareholders at a special shareholder meeting to be held on April 18, 2019. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

================================================================================

52  | USAA INCOME FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

        Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined.
        In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National BestBid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask price in all participating options exchanges determined to

================================================================================

54  | USAA INCOME FUND

================================================================================

        most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include debt securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at January 31, 2019, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such

================================================================================

56  | USAA INCOME FUND

================================================================================

    contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JANUARY 31, 2019* (IN THOUSANDS)

                                              LIABILITY DERIVATIVES
    ----------------------------------------------------------------------------------------------------
    DERIVATIVES NOT         STATEMENT OF                                             FOREIGN
    ACCOUNTED FOR AS        ASSETS AND               INTEREST RATE     EQUITY        EXCHANGE
    HEDGING INSTRUMENTS     LIABILITIES LOCATION     CONTRACTS         CONTRACTS     CONTRACTS     TOTAL
    ----------------------------------------------------------------------------------------------------
    USAA Income Fund        Accumulated loss            $(45)**           $-             $-        $(45)
    ----------------------------------------------------------------------------------------------------

    *For open derivative instruments as of January 31, 2019, see the Portfolio of Investments.
    **Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2019 (IN THOUSANDS)

                                            NET REALIZED GAIN (LOSS)
    ----------------------------------------------------------------------------------------------------
    DERIVATIVES NOT         STATEMENT OF                                             FOREIGN
    ACCOUNTED FOR AS        OPERATIONS               INTEREST RATE     EQUITY        EXCHANGE
    HEDGING INSTRUMENTS     LOCATION                 CONTRACTS         CONTRACTS     CONTRACTS     TOTAL
    ----------------------------------------------------------------------------------------------------
    USAA Income Fund        Net realized gain           $(64)            $-              $-        $(64)
                              (loss) on Futures
                              transactions
    ----------------------------------------------------------------------------------------------------

                          NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    ----------------------------------------------------------------------------------------------------
    DERIVATIVES NOT         STATEMENT OF                                             FOREIGN
    ACCOUNTED FOR AS        OPERATIONS                 INTEREST RATE     EQUITY      EXCHANGE
    HEDGING INSTRUMENTS     LOCATION                   CONTRACTS         CONTRACTS   CONTRACTS     TOTAL
    ----------------------------------------------------------------------------------------------------
    USAA Income Fund        Change in net unrealized    $(68)              $-           $-         $(68)
                              appreciation/
                              (depreciation)
                              of Futures contracts
    ----------------------------------------------------------------------------------------------------

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

    amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the six-month period ended January 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

F. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the

================================================================================

58  | USAA INCOME FUND

================================================================================

    fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the six-month period ended January 31, 2019, the Fund paid CAPCO facility fees of $32,000, which represents 9.5% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2019.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2019, in accordance with applicable federal tax law.

================================================================================

60  | USAA INCOME FUND

================================================================================

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2019, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

As of January 31, 2019, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements. The net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                NET
                                      GROSS                GROSS              UNREALIZED
                                    UNREALIZED           UNREALIZED         APPRECIATION /
FUND                               APPRECIATION         DEPRECIATION        (DEPRECIATION)
------------------------------------------------------------------------------------------
USAA Income Fund                   $120,641,000        $(164,389,000)       $(43,748,000)

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2019, were $469,332,000 and $481,555,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

including short-term securities, during the six-month period ended January 31, 2019 were as follows:

 PURCHASES                                SALES                    NET REALIZED GAIN
------------------------------------------------------------------------------------
$20,848,000                             $9,435,000                      $(14,000)

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At January 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                     NON-CASH COLLATERAL                 CASH COLLATERAL
------------------------------------------------------------------------------------
  $38,011,000                           $-                             $39,117,000

(6) CAPITAL SHARE TRANSACTIONS

At January 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

62  | USAA INCOME FUND

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                          SIX-MONTH
                                        PERIOD ENDED                     YEAR ENDED
                                      JANUARY 31, 2019                  JULY 31, 2018
-----------------------------------------------------------------------------------------
                                   SHARES          AMOUNT          SHARES         AMOUNT
                                  -------------------------------------------------------
FUND SHARES:
Shares sold                        22,753        $ 286,434         74,507     $   968,080
Shares issued from
  reinvested dividends              4,258           53,455          9,880         128,134
Shares redeemed                   (32,613)        (410,537)      (117,486)     (1,507,084)
                                  -------------------------------------------------------
Net decrease from capital
  share transactions               (5,602)       $ (70,648)       (33,099)    $  (410,870)
                                  =======================================================
INSTITUTIONAL SHARES:
Shares sold                        33,032        $ 415,348        117,028     $ 1,502,397
Shares issued from
  reinvested dividends              6,944           87,101         10,355         134,109
Shares redeemed                   (34,349)        (431,387)       (38,331)       (496,302)
                                  -------------------------------------------------------
Net increase from capital
  share transactions                5,627        $  71,062         89,052     $ 1,140,204
                                  =======================================================
ADVISER SHARES:
Shares sold                            64        $     811            307     $     4,008
Shares issued from
  reinvested dividends                138            1,730            304           3,941
Shares redeemed                      (970)         (12,178)        (2,247)        (29,039)
                                  -------------------------------------------------------
Net decrease from capital
  share transactions                 (768)       $  (9,637)        (1,636)    $   (21,090)
                                  =======================================================
R6 SHARES:
Shares sold                           128        $   1,616          1,344     $    17,703
Shares issued from
  reinvested dividends                 21              264             32             408
Shares redeemed                      (210)          (2,636)          (276)         (3,544)
                                  -------------------------------------------------------
Net increase (decrease) from
  capital share transactions          (61)       $    (756)         1,100     $    14,567
                                  =======================================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the six-month period ended January 31, 2019, the Fund had no subadviser(s).

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper A Rated Bond Funds Index. The Lipper A Rated Bond Funds Index tracks the total return performance of funds within the Lipper Corporate Debt Funds A Rated category.

For the Fund Shares, Institutional Shares, and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes the performance of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

     OVER/UNDER PERFORMANCE
     RELATIVE TO INDEX                                    ANNUAL ADJUSTMENT RATE
     (IN BASIS POINTS)(1)                                 (IN BASIS POINTS)(1)
     ---------------------------------------------------------------------------
     +/- 20 to 50                                         +/-4
     +/- 51 to 100                                        +/-5
     +/- 101 and greater                                  +/-6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

================================================================================

64  | USAA INCOME FUND

================================================================================

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper A Rated Bond Funds Index over that period, even if the class had overall negative returns during the performance period.

For the six-month period ended January 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $10,207,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $232,000, $589,000, $(5,000), and $1,000, respectively.
For the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares the performance adjustments were 0.02%, 0.03%, (0.01)%, and 0.01%, respectively.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares and Adviser Shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. For the six-month period ended January 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,269,000, $2,340,000, $75,000, and $5,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2019, the Fund reimbursed the Manager $1,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

EXPENSE LIMITATION - The Manager agreed, through November 30, 2019, to limit the total annual operating expenses of the R6 Shares to 0.39% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31, 2019, the R6 Shares incurred reimbursable expenses of $7,000, of which $2,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average daily net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $1,855,000, $2,340,000, $50,000, and $1,000, respectively.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended January 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees of $125,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and

================================================================================

66  | USAA INCOME FUND

================================================================================

receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 16 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at usaa.com. As of January 31, 2019, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.7
Target Retirement Income                                                0.8
Target Retirement 2020                                                  1.1
Target Retirement 2030                                                  1.5
Target Retirement 2040                                                  0.9
Target Retirement 2050                                                  0.4
Target Retirement 2060                                                  0.0*

*Represents less than 0.1%.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At January 31, 2019, USAA and its affiliates owned 390,000 R6 Shares, which represents 27.4% of the R6 Shares outstanding, and 0.1% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(10) RECENTLY ADOPTED ACCOUNTING STANDARDS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 became effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard has no impact on the financial statements and reporting disclosures of the Fund.

================================================================================

68  | USAA INCOME FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                          YEAR ENDED JULY 31,
                             --------------------------------------------------------------------------------
                                   2019          2018          2017          2016          2015          2014
                             --------------------------------------------------------------------------------
Net asset value at
  beginning of period        $    12.68    $    13.20    $    13.40    $    12.99    $    13.28    $    13.10
                             --------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .22           .45           .44           .47           .47           .51
  Net realized and
    unrealized gain (loss)          .02          (.51)         (.20)          .40          (.27)          .18
                             --------------------------------------------------------------------------------
Total from investment
  operations                        .24          (.06)          .24           .87           .20           .69
                             --------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.23)         (.44)         (.44)         (.46)         (.46)         (.51)
  Realized capital gains           (.00)(a)      (.02)            -             -          (.01)         (.00)(a)
  Return of capital                   -             -             -             -          (.02)            -
                             --------------------------------------------------------------------------------
Total distributions                (.23)         (.46)         (.44)         (.46)         (.49)         (.51)
                             --------------------------------------------------------------------------------
Net asset value at
  end of period              $    12.69    $    12.68    $    13.20    $    13.40    $    12.99    $    13.28
                             ================================================================================
Total return (%)*                  1.97          (.47)         1.91          6.88          1.45          5.43
Net assets at end
  of period (000)            $2,986,753    $3,055,739    $3,617,550    $3,394,088    $3,544,344    $2,859,427
Ratios to average
  daily net assets:**
  Expenses (%)(b)                   .56(c)        .52           .49           .51           .53           .59
  Net investment
    income (%)                     3.48(c)       3.40          3.40          3.61          3.36          3.55
Portfolio turnover (%)                6             8             9            11            10            14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $3,000,036,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  69

================================================================================

INSTITUTIONAL SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                          YEAR ENDED JULY 31,
                             --------------------------------------------------------------------------------
                                   2019          2018          2017          2016          2015          2014
                             --------------------------------------------------------------------------------
Net asset value at
  beginning of period        $    12.67    $    13.19    $    13.39    $    12.99    $    13.28    $    13.09
                             --------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .23           .44           .45           .48           .49           .53
  Net realized and
    unrealized gain (loss)          .02          (.50)         (.20)          .39          (.28)          .19
                             --------------------------------------------------------------------------------
Total from investment
  operations                        .25          (.06)          .25           .87           .21           .72
                             --------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.24)         (.44)         (.45)         (.47)         (.47)         (.53)
  Realized capital gains           (.00)(a)      (.02)            -             -          (.01)         (.00)(a)
  Return of capital                   -             -             -             -          (.02)            -
                             --------------------------------------------------------------------------------
Total distributions                (.24)         (.46)         (.45)         (.47)         (.50)         (.53)
                             --------------------------------------------------------------------------------
Net asset value at
  end of period              $    12.68    $    12.67    $    13.19    $    13.39    $    12.99    $    13.28
                             ================================================================================
Total return (%)*                  2.02          (.41)         1.97          6.89          1.51          5.63
Net assets at end
  of period (000)            $4,703,965    $4,629,713    $3,644,795    $3,114,810    $2,227,221    $2,098,035
Ratios to average
  daily net assets:**
  Expenses (%)(b)                   .48(c)        .47           .43           .44           .46           .48
  Net investment
    income (%)                     3.56(c)       3.46          3.45          3.66          3.43          3.65
Portfolio turnover (%)                6             8             9            11            10            14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $4,643,534,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

70  | USAA INCOME FUND

================================================================================

ADVISER SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                          YEAR ENDED JULY 31,
                             --------------------------------------------------------------------------------
                                   2019          2018          2017          2016          2015          2014
                             --------------------------------------------------------------------------------
Net asset value at
  beginning of period           $ 12.65      $  13.16      $  13.36      $  12.96      $  13.25       $ 13.08
                             --------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .21           .41           .42           .44           .44           .37(a)
  Net realized and
    unrealized gain (loss)          .01          (.49)         (.21)          .38          (.27)          .28(a)
                             --------------------------------------------------------------------------------
Total from investment
  operations                        .22          (.08)          .21           .82           .17           .65(a)
                             --------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.22)         (.41)         (.41)         (.42)         (.43)         (.48)
  Realized capital gains           (.00)(b)      (.02)            -             -          (.01)         (.00)(b)
  Return of capital                   -             -             -             -          (.02)            -
                             --------------------------------------------------------------------------------
Total distributions                (.22)         (.43)         (.41)         (.42)         (.46)         (.48)
                             --------------------------------------------------------------------------------
Net asset value at
  end of period                 $ 12.65      $  12.65      $  13.16      $  13.36      $  12.96       $ 13.25
                             ================================================================================
Total return (%)*                  1.80          (.61)         1.67          6.53          1.23          5.11
Net assets at end
  of period (000)               $95,416      $105,072      $130,912      $171,518      $222,494       $42,542
Ratios to average
  daily net assets:**
  Expenses (%)(c)                   .77(d)        .74           .72           .77           .79(e)        .88
  Expenses, excluding
    reimbursements (%)(c)           .77(d)        .74           .72           .77           .79           .88
  Net investment
    income (%)                     3.27(d)       3.18          3.17          3.36          3.10          3.13
Portfolio turnover (%)                6             8             9            11            10            14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $99,280,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Does not include acquired fund fees, if any.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  71

================================================================================

R6 SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                  SIX-MONTH
                                                PERIOD ENDED           YEAR ENDED         PERIOD ENDED
                                                 JANUARY 31,            JULY 31,            JULY 31,
                                                 -----------------------------------------------------
                                                    2019                  2018                 2017***
                                                 -----------------------------------------------------
Net asset value at beginning of period           $ 12.67               $ 13.19               $12.83
                                                 --------------------------------------------------
Income (loss) from investment operations:
  Net investment income                              .23                   .45                  .30
  Net realized and unrealized gain (loss)            .02                  (.49)                 .36
                                                 --------------------------------------------------
Total from investment operations                     .25                  (.04)                 .66
                                                 --------------------------------------------------
Less distributions from:
  Net investment income                             (.24)                 (.46)                (.30)
                                                    (.00)(a)
  Realized capital gains                                                  (.02)                   -
                                                 --------------------------------------------------
Total distributions                                 (.24)                 (.48)                (.30)
                                                 --------------------------------------------------
Net asset value at end of period                 $ 12.68               $ 12.67               $13.19
                                                 ==================================================
Total return (%)*                                   2.07                  (.32)                5.22
Net assets at end of period (000)                $18,118               $18,874               $5,142
Ratios to average daily net assets:**
  Expenses (%)(b)                                    .39(c)                .39                  .39(c)
  Expenses, excluding reimbursements (%)(b)          .47(c)                .58                  .99(c)
  Net investment income (%)                         3.65(c)               3.56                 3.50(c)
Portfolio turnover (%)                                 6                     8                    9

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $18,361,000.
*** R6 Shares commenced operations on December 1, 2016.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

72  | USAA INCOME FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2018, through January 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

                                                           EXPENSE EXAMPLE |  73

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING             ENDING                DURING PERIOD*
                                         ACCOUNT VALUE        ACCOUNT VALUE           AUGUST 1, 2018 -
                                         AUGUST 1, 2018      JANUARY 31, 2019         JANUARY 31, 2019
                                         -------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00            $1,019.70                   $2.85

Hypothetical
  (5% return before expenses)               1,000.00             1,022.38                    2.85

INSTITUTIONAL SHARES
Actual                                      1,000.00             1,020.20                    2.44

Hypothetical
  (5% return before expenses)               1,000.00             1,022.79                    2.45

ADVISER SHARES
Actual                                      1,000.00             1,018.00                    3.92

Hypothetical
  (5% return before expenses)               1,000.00             1,021.32                    3.92

R6 SHARES
Actual                                      1,000.00             1,020.70                    1.99

Hypothetical
  (5% return before expenses)               1,000.00             1,023.24                    1.99

*Expenses are equal to the annualized expense ratio of 0.56% for Fund Shares, 0.48% for Institutional Shares, 0.77% for Adviser Shares, and 0.39% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days for Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 1.97% for Fund Shares, 2.02% for Institutional Shares, 1.80% for Adviser Shares, and 2.07% for R6 Shares, for the six-month period of August 1, 2018, through January 31, 2019.

================================================================================

74  | USAA INCOME FUND

================================================================================

ADVISORY AGREEMENT(S)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

                                                     ADVISORY AGREEMENT(S) |  75

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

76  | USAA INCOME FUND

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  77

================================================================================

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

78  | USAA INCOME FUND

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o   With the exception of the USAA S&P 500 Index Fund, USAA Extended
        Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short- Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  79

================================================================================

        businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

================================================================================

80  | USAA INCOME FUND

================================================================================

is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  81

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

================================================================================

82  | USAA INCOME FUND

================================================================================

objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  83

================================================================================

Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

================================================================================

84  | USAA INCOME FUND

================================================================================

the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  85

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset

================================================================================

86  | USAA INCOME FUND

================================================================================

Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered

================================================================================

                                                     ADVISORY AGREEMENT(S) |  87

================================================================================

each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser.

================================================================================

88  | USAA INCOME FUND

================================================================================

At the 2018 15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  89

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
   >>  Secure
   >>  Saves Time
   >>  Good for the Environment

Sign up today for online document delivery at USAA.COM/UDO

[LOGO OF USAA]
     USAA      We know what it means to serve.(R)

================================================================================
23424-0319                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                             [GRAPHIC OF USAA INCOME STOCK FUND]

================================================================================

       SEMIANNUAL REPORT
       USAA INCOME STOCK FUND
       FUND SHARES (USISX) o INSTITUTIONAL SHARES (UIISX)
       o R6 SHARES (URISX)
       JANUARY 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

INVESTMENT OVERVIEW                                                            1

FINANCIAL INFORMATION

   Portfolio of Investments                                                    2

   Notes to Portfolio of Investments                                          10

   Financial Statements                                                       12

   Notes to Financial Statements                                              16

   Financial Highlights                                                       32

EXPENSE EXAMPLE                                                               35

ADVISORY AGREEMENT(S)                                                         37

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

                          o TOP 10 HOLDINGS - 1/31/19 o
                                (% of Net Assets)

Microsoft Corp. ..........................................................  2.1%
Johnson & Johnson ........................................................  2.1%
Cisco Systems, Inc. ......................................................  1.7%
J.P. Morgan Chase & Co. ..................................................  1.7%
Royal Dutch Shell plc ADR "A" ............................................  1.7%
Pfizer, Inc. .............................................................  1.6%
Walmart, Inc. ............................................................  1.5%
CME Group, Inc. ..........................................................  1.5%
Procter & Gamble Co. .....................................................  1.4%
Occidental Petroleum Corp. ...............................................  1.4%

                        o SECTOR ALLOCATION* - 1/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

CONSUMER, NON-CYCLICAL                                                     20.4%
FINANCIAL                                                                  18.6%
INDUSTRIAL                                                                 12.6%
TECHNOLOGY                                                                 10.8%
UTILITIES                                                                   9.7%
CONSUMER, CYCLICAL                                                          7.8%
ENERGY                                                                      7.8%
COMMUNICATIONS                                                              6.4%
BASIC MATERIALS                                                             2.2%

                                 [END PIE CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

                                                        INVESTMENT OVERVIEW |  1

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES      SECURITY                                                                                      (000)
------------------------------------------------------------------------------------------------------------------
               EQUITY SECURITIES (96.3%)

               COMMON STOCKS (96.3%)

               BASIC MATERIALS (2.2%)
               ----------------------
               CHEMICALS (2.0%)
    531,548    DowDuPont, Inc.                                                                          $   28,603
     79,720    LyondellBasell Industries N.V. "A"                                                            6,933
    364,132    Nutrien Ltd.                                                                                 18,869
                                                                                                        ----------
                                                                                                            54,405
                                                                                                        ----------
               IRON/STEEL (0.2%)
     77,714    Reliance Steel & Aluminum Co.                                                                 6,363
                                                                                                        ----------
               Total Basic Materials                                                                        60,768
                                                                                                        ----------
               COMMUNICATIONS (6.4%)
               ---------------------
               ADVERTISING (0.4%)
    158,605    Omnicom Group, Inc.                                                                          12,352
                                                                                                        ----------
               MEDIA (0.6%)
    437,115    Comcast Corp. "A"                                                                            15,985
                                                                                                        ----------
               TELECOMMUNICATIONS (5.4%)
  1,052,057    AT&T, Inc.                                                                                   31,625
    256,207    BCE, Inc.                                                                                    11,145
    393,586    CenturyLink, Inc.                                                                             6,030
  1,020,434    Cisco Systems, Inc.                                                                          48,256
    430,900    Rogers Communications, Inc. "B"                                                              23,299
    517,774    Verizon Communications, Inc.                                                                 28,509
                                                                                                        ----------
                                                                                                           148,864
                                                                                                        ----------
               Total Communications                                                                        177,201
                                                                                                        ----------
               CONSUMER, CYCLICAL (7.8%)
               -------------------------
               AIRLINES (0.3%)
    150,140    Delta Air Lines, Inc.                                                                         7,422
                                                                                                        ----------
               APPAREL (0.2%)
    409,630    Hanesbrands, Inc.                                                                             6,140
                                                                                                        ----------
               AUTO MANUFACTURERS (0.2%)
    104,310    PACCAR, Inc.                                                                                  6,834
                                                                                                        ----------

================================================================================

2  | USAA INCOME STOCK FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES      SECURITY                                                                                      (000)
------------------------------------------------------------------------------------------------------------------
               AUTO PARTS & EQUIPMENT (0.6%)
    330,660    Magna International, Inc.                                                                $   17,495
                                                                                                        ----------
               HOME FURNISHINGS (0.3%)
    194,320    Leggett & Platt, Inc.                                                                         7,959
                                                                                                        ----------
               LEISURE TIME (0.6%)
    269,429    Carnival Corp.                                                                               15,514
                                                                                                        ----------
               LODGING (0.7%)
    336,923    Las Vegas Sands Corp.                                                                        19,663
                                                                                                        ----------
               RETAIL (4.9%)
    116,822    Brinker International, Inc.                                                                   4,734
     64,678    Genuine Parts Co.                                                                             6,456
    158,052    Home Depot, Inc.                                                                             29,007
    204,323    McDonald's Corp.                                                                             36,529
    100,276    Target Corp.                                                                                  7,320
    170,855    TJX Companies, Inc.                                                                           8,497
    433,423    Walmart, Inc.                                                                                41,535
                                                                                                        ----------
                                                                                                           134,078
                                                                                                        ----------
               Total Consumer, Cyclical                                                                    215,105
                                                                                                        ----------
               CONSUMER, NON-CYCLICAL (20.4%)
               ------------------------------
               AGRICULTURE (2.3%)
    504,063    Altria Group, Inc.                                                                           24,875
    442,908    British American Tobacco plc ADR                                                             15,626
    310,490    Philip Morris International, Inc.                                                            23,821
                                                                                                        ----------
                                                                                                            64,322
                                                                                                        ----------
               BEVERAGES (2.1%)
    360,974    Coca-Cola Co.                                                                                17,374
    198,547    Coca-Cola European Partners plc                                                               9,447
     94,761    Molson Coors Brewing Co. "B"                                                                  6,312
    233,844    PepsiCo, Inc.                                                                                26,347
                                                                                                        ----------
                                                                                                            59,480
                                                                                                        ----------
               BIOTECHNOLOGY (1.2%)
     38,105    Amgen, Inc.                                                                                   7,130
    358,265    Gilead Sciences, Inc.                                                                        25,082
                                                                                                        ----------
                                                                                                            32,212
                                                                                                        ----------
               COMMERCIAL SERVICES (0.4%)
     43,118    Automatic Data Processing, Inc.                                                               6,030
    110,805    Deluxe Corp.                                                                                  5,204
                                                                                                        ----------
                                                                                                            11,234
                                                                                                        ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  3

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES      SECURITY                                                                                      (000)
------------------------------------------------------------------------------------------------------------------
               COSMETICS/PERSONAL CARE (2.5%)
     94,260    Colgate-Palmolive Co.                                                                    $    6,097
    410,357    Procter & Gamble Co.                                                                         39,587
    420,828    Unilever N.V.                                                                                22,518
                                                                                                        ----------
                                                                                                            68,202
                                                                                                        ----------
               FOOD (1.4%)
    169,467    Campbell Soup Co.(a)                                                                          6,004
    324,197    Kraft Heinz Co.                                                                              15,581
    187,605    Mondelez International, Inc. "A"                                                              8,679
    127,400    Sysco Corp.                                                                                   8,134
                                                                                                        ----------
                                                                                                            38,398
                                                                                                        ----------
               HEALTHCARE PRODUCTS (1.8%)
    238,719    Abbott Laboratories                                                                          17,422
    373,949    Medtronic plc                                                                                33,053
                                                                                                        ----------
                                                                                                            50,475
                                                                                                        ----------
               HEALTHCARE-SERVICES (1.0%)
     98,736    UnitedHealth Group, Inc.                                                                     26,679
                                                                                                        ----------
               HOUSEHOLD PRODUCTS/WARES (0.5%)
    126,348    Kimberly-Clark Corp.                                                                         14,073
                                                                                                        ----------
               PHARMACEUTICALS (7.2%)
    273,931    AbbVie, Inc.                                                                                 21,994
    223,748    AstraZeneca plc ADR                                                                           8,185
    299,815    Bristol-Myers Squibb Co.                                                                     14,802
    242,589    CVS Health Corp.                                                                             15,902
    430,123    Johnson & Johnson                                                                            57,241
    506,602    Merck & Co., Inc.                                                                            37,706
  1,059,189    Pfizer, Inc.                                                                                 44,962
                                                                                                        ----------
                                                                                                           200,792
                                                                                                        ----------
               Total Consumer, Non-cyclical                                                                565,867
                                                                                                        ----------
               ENERGY (7.8%)
               -------------
               OIL & GAS (5.3%)
     73,703    Chevron Corp.                                                                                 8,450
    244,259    ConocoPhillips                                                                               16,534
    375,386    Exxon Mobil Corp.                                                                            27,508
    567,153    Occidental Petroleum Corp.                                                                   37,874
    746,193    Royal Dutch Shell plc ADR "A"                                                                46,063
    100,850    Valero Energy Corp.                                                                           8,857
                                                                                                        ----------
                                                                                                           145,286
                                                                                                        ----------

================================================================================

4  | USAA INCOME STOCK FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES      SECURITY                                                                                      (000)
------------------------------------------------------------------------------------------------------------------
               OIL & GAS SERVICES (0.9%)
    243,552    Halliburton Co.                                                                          $    7,638
    419,025    Schlumberger Ltd.                                                                            18,525
                                                                                                        ----------
                                                                                                            26,163
                                                                                                        ----------
               PIPELINES (1.6%)
    523,444    Enterprise Products Partners, LP                                                             14,484
    160,442    Magellan Midstream Partners, LP                                                               9,859
    706,850    Williams Companies, Inc.                                                                     19,035
                                                                                                        ----------
                                                                                                            43,378
                                                                                                        ----------
               Total Energy                                                                                214,827
                                                                                                        ----------
               FINANCIAL (18.6%)
               -----------------
               BANKS (8.5%)
  1,187,290    Bank of America Corp.                                                                        33,802
    493,128    Bank of New York Mellon Corp.                                                                25,801
    169,467    BB&T Corp.                                                                                    8,270
    945,915    Fifth Third Bancorp                                                                          25,369
    462,307    J.P. Morgan Chase & Co.                                                                      47,849
  1,522,449    KeyCorp                                                                                      25,075
     38,105    M&T Bank Corp.                                                                                6,270
    339,820    Morgan Stanley                                                                               14,374
    659,535    U.S. Bancorp.                                                                                33,742
    459,120    Umpqua Holdings Corp.                                                                         8,117
    118,827    Wells Fargo & Co.                                                                             5,812
                                                                                                        ----------
                                                                                                           234,481
                                                                                                        ----------
               DIVERSIFIED FINANCIAL SERVICES (2.4%)
     29,080    BlackRock, Inc.                                                                              12,071
    219,960    CME Group, Inc.                                                                              40,094
    450,313    Synchrony Financial                                                                          13,527
                                                                                                        ----------
                                                                                                            65,692
                                                                                                        ----------
               INSURANCE (4.6%)
    561,549    Allianz SE ADR                                                                               11,885
    352,022    Arthur J. Gallagher & Co.                                                                    26,299
    245,660    Chubb Ltd.                                                                                   32,685
     96,265    Marsh & McLennan Companies, Inc.                                                              8,490
    328,907    MetLife, Inc.                                                                                15,021
    361,430    Progressive Corp.                                                                            24,321
     64,177    Travelers Companies, Inc.                                                                     8,057
                                                                                                        ----------
                                                                                                           126,758
                                                                                                        ----------
               REITS (2.8%)
     66,285    Boston Properties, Inc.                                                                       8,741
    421,420    Duke Realty Corp.                                                                            12,322

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  5

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES      SECURITY                                                                                      (000)
------------------------------------------------------------------------------------------------------------------
    117,250    Equity Residential                                                                       $    8,508
    366,010    Iron Mountain, Inc.                                                                          13,615
     39,107    Public Storage                                                                                8,311
     44,310    Simon Property Group, Inc.                                                                    8,070
    245,678    Welltower, Inc.                                                                              19,038
                                                                                                        ----------
                                                                                                            78,605
                                                                                                        ----------
               SAVINGS & LOANS (0.3%)
    494,364    People's United Financial, Inc.                                                               8,098
                                                                                                        ----------
               Total Financial                                                                             513,634
                                                                                                        ----------
               INDUSTRIAL (12.6%)
               ------------------
               AEROSPACE/DEFENSE (4.4%)
     82,321    Boeing Co.                                                                                   31,744
     48,634    General Dynamics Corp.                                                                        8,325
     97,800    Lockheed Martin Corp.                                                                        28,332
    141,480    Raytheon Co.                                                                                 23,310
    259,608    United Technologies Corp.                                                                    30,652
                                                                                                        ----------
                                                                                                           122,363
                                                                                                        ----------
               BUILDING MATERIALS (0.5%)
    446,217    Johnson Controls International plc                                                           15,069
                                                                                                        ----------
               ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
    184,007    Emerson Electric Co.                                                                         12,047
                                                                                                        ----------
               ELECTRONICS (0.4%)
     73,703    Honeywell International, Inc.                                                                10,586
                                                                                                        ----------
               ENVIRONMENTAL CONTROL (1.4%)
    335,534    Republic Services, Inc.                                                                      25,739
    138,381    Waste Management, Inc.                                                                       13,239
                                                                                                        ----------
                                                                                                            38,978
                                                                                                        ----------
               HAND/MACHINE TOOLS (0.6%)
    126,210    Stanley Black & Decker, Inc.                                                                 15,958
                                                                                                        ----------
               MACHINERY-CONSTRUCTION & MINING (0.3%)
     62,335    Caterpillar, Inc.                                                                             8,300
                                                                                                        ----------
               MACHINERY-DIVERSIFIED (0.5%)
     79,641    Deere & Co.                                                                                  13,061
                                                                                                        ----------
               MISCELLANEOUS MANUFACTURERS (2.1%)
     75,708    3M Co.                                                                                       15,164
    446,871    Eaton Corp. plc                                                                              34,074
     56,200    Parker-Hannifin Corp.                                                                         9,262
                                                                                                        ----------
                                                                                                            58,500
                                                                                                        ----------

================================================================================

6  | USAA INCOME STOCK FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES      SECURITY                                                                                      (000)
------------------------------------------------------------------------------------------------------------------
               PACKAGING & CONTAINERS (0.7%)
    206,570    Bemis Co., Inc.                                                                          $   10,089
     86,525    Packaging Corp. of America                                                                    8,161
                                                                                                        ----------
                                                                                                            18,250
                                                                                                        ----------
               TRANSPORTATION (1.3%)
    175,240    CSX Corp.                                                                                    11,513
    220,355    United Parcel Service, Inc. "B"                                                              23,226
                                                                                                        ----------
                                                                                                            34,739
                                                                                                        ----------
               Total Industrial                                                                            347,851
                                                                                                        ----------
               TECHNOLOGY (10.8%)
               ------------------
               COMPUTERS (1.9%)
    143,626    Apple, Inc.                                                                                  23,905
    733,770    HP, Inc.                                                                                     16,165
    282,135    Western Digital Corp.                                                                        12,693
                                                                                                        ----------
                                                                                                            52,763
                                                                                                        ----------
               SEMICONDUCTORS (5.7%)
    150,916    Analog Devices, Inc.                                                                         14,920
     85,627    Broadcom, Inc.                                                                               22,969
  1,184,950    Cypress Semiconductor Corp.                                                                  16,435
    457,037    Intel Corp.                                                                                  21,536
    418,550    Maxim Integrated Products, Inc.                                                              22,715
     79,720    Microchip Technology, Inc.                                                                    6,407
    116,321    QUALCOMM, Inc.                                                                                5,760
    339,953    Texas Instruments, Inc.                                                                      34,226
    110,800    Xilinx, Inc.                                                                                 12,403
                                                                                                        ----------
                                                                                                           157,371
                                                                                                        ----------
               SOFTWARE (3.2%)
    564,025    Microsoft Corp.                                                                              58,901
    370,059    Oracle Corp.                                                                                 18,588
    167,462    Paychex, Inc.                                                                                11,857
                                                                                                        ----------
                                                                                                            89,346
                                                                                                        ----------
               Total Technology                                                                            299,480
                                                                                                        ----------
               UTILITIES (9.7%)
               ----------------
               ELECTRIC (9.5%)
    146,404    Alliant Energy Corp.                                                                          6,510
    276,262    Ameren Corp.                                                                                 19,156
    167,462    American Electric Power Co., Inc.                                                            13,250
    106,794    Black Hills Corp.                                                                             7,250
    185,511    CMS Energy Corp.                                                                              9,672
    170,470    Dominion Energy, Inc.                                                                        11,974

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  7

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES      SECURITY                                                                                      (000)
------------------------------------------------------------------------------------------------------------------
    301,745    Duke Energy Corp.                                                                        $   26,487
    192,029    Entergy Corp.                                                                                17,127
    130,861    Evergy, Inc.                                                                                  7,501
    158,437    Eversource Energy                                                                            10,997
    369,905    Exelon Corp.                                                                                 17,667
    353,385    FirstEnergy Corp.                                                                            13,853
    146,874    NextEra Energy, Inc.                                                                         26,287
    101,279    Pinnacle West Capital Corp.                                                                   8,925
    767,216    PPL Corp.                                                                                    24,029
    177,425    Sempra Energy                                                                                20,755
    126,332    Southern Co.                                                                                  6,140
    208,074    WEC Energy Group, Inc.                                                                       15,196
                                                                                                        ----------
                                                                                                           262,776
                                                                                                        ----------
               GAS (0.2%)
    241,666    NiSource, Inc.                                                                                6,593
                                                                                                        ----------
               Total Utilities                                                                             269,369
                                                                                                        ----------
               Total Common Stocks (cost: $2,083,402)                                                    2,664,102
                                                                                                        ----------
               Total Equity Securities (cost: $2,083,402)                                                2,664,102
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   COUPON
(000)                                                                     RATE           MATURITY
------------------------------------------------------------------------------------------------------------------
               MONEY MARKET INSTRUMENTS (3.5%)

               COMMERCIAL PAPER (2.7%)
$    10,000    Anheuser-Busch InBev Worldwide Inc.(b)                     2.69%          2/04/2019           9,998
      9,322    Cabot Corp.(b)                                             2.71           2/01/2019           9,322
        950    Cabot Corp.(b)                                             2.70           2/05/2019             950
      6,953    Canadian Natural Resources Ltd.(b)                         2.68           2/06/2019           6,950
      4,430    Centerpoint Energy, Inc.(b)                                2.74           2/07/2019           4,428
      2,764    Centerpoint Energy, Inc.(b)                                2.73           2/13/2019           2,761
      8,000    Centerpoint Energy, Inc.(b)                                2.76           2/21/2019           7,988
      9,522    Leggett & Platt, Inc.(b)                                   2.78           2/08/2019           9,517
      2,506    Leggett & Platt, Inc.(b)                                   2.77           2/20/2019           2,502
      4,138    Southern Co. Gas Capital Corp.(b)                          2.80           2/21/2019           4,132
      8,676    Tyson Foods, Inc.(b)                                       2.75           2/15/2019           8,667
      7,535    Union Electric Co.                                         2.80           2/14/2019           7,527
                                                                                                        ----------
               Total Commercial Paper (cost: $74,742)                                                       74,742
                                                                                                        ----------

================================================================================

8  | USAA INCOME STOCK FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES      SECURITY                                                                                      (000)
------------------------------------------------------------------------------------------------------------------
               GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.8%)
 22,878,411    State Street Institutional Treasury Money Market Fund
                 Premier Class, 2.31%(c) (cost: $22,878)                                                $   22,878
                                                                                                        ----------
               Total Money Market Instruments (cost: $97,620)                                               97,620
                                                                                                        ----------
               SHORT-TERM INVESTMENT PURCHASED WITH CASH
               COLLATERAL FROM SECURITIES LOANED (0.2%)

               GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.2%)
  3,888,921    HSBC U.S. Government Money Market Fund Class I, 2.38%(c)                                      3,889
                                                                                                        ----------
               Total Short-Term Investment Purchased with Cash
                 Collateral from Securities Loaned (cost: $3,889)                                            3,889
                                                                                                        ----------

               TOTAL INVESTMENTS (COST: $2,184,911)                                                     $2,765,611
                                                                                                        ==========

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                               LEVEL 1           LEVEL 2           LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                   $2,664,102           $     -                $-        $2,664,102
Money Market Instruments:
  Commercial Paper                                         -            74,742                 -            74,742
  Government & U.S. Treasury
     Money Market Funds                               22,878                 -                 -            22,878
Short-Term Investment Purchased
  with Cash Collateral from
  Securities Loaned:
  Government & U.S. Treasury
     Money Market Funds                                3,889                 -                 -             3,889
------------------------------------------------------------------------------------------------------------------
Total                                             $2,690,869           $74,742                $-        $2,765,611
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At January 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 6.9% of net assets at January 31, 2019.

o   CATEGORIES AND DEFINITIONS

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing. Rate represents an annualized yield at time of purchase or coupon rate, if applicable.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital.

================================================================================

10  | USAA INCOME STOCK FUND

================================================================================

           Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, was out on loan as of January 31, 2019.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (c) Rate represents the money market fund annualized seven-day yield at January 31, 2019.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  11

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (including securities on
     loan of $3,854) (cost of $2,184,911)                                                        $2,765,611
  Receivables:
     Capital shares sold                                                                                902
     USAA Asset Management Company (Note 7)                                                               4
     Dividends and interest                                                                           4,268
     Other                                                                                                1
                                                                                                 ----------
        Total assets                                                                              2,770,786
                                                                                                 ----------
LIABILITIES
  Payables:
     Upon return of securities loaned                                                                 3,889
     Capital shares redeemed                                                                            963
  Accrued management fees                                                                             1,130
  Accrued transfer agent's fees                                                                          25
  Other accrued expenses and payables                                                                   200
                                                                                                 ----------
        Total liabilities                                                                             6,207
                                                                                                 ----------
           Net assets applicable to capital shares outstanding                                   $2,764,579
                                                                                                 ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                                $2,165,289
  Distributable earnings                                                                            599,290
                                                                                                 ----------
           Net assets applicable to capital shares outstanding                                   $2,764,579
                                                                                                 ==========
  Net asset value, redemption price, and offering price per share:
     Fund Shares (net assets of $1,626,482/87,758
        capital shares outstanding, no par value)                                                $    18.53
                                                                                                 ==========
     Institutional Shares (net assets of $1,126,193/60,831
        capital shares outstanding, no par value)                                                $    18.51
                                                                                                 ==========
     R6 Shares (net assets of $11,904/643
        capital shares outstanding, no par value)                                                $    18.52
                                                                                                 ==========

See accompanying notes to financial statements.

================================================================================

12  | USAA INCOME STOCK FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $417)                                               $  41,783
  Interest                                                                                              888
  Securities lending (net)                                                                               34
                                                                                                  ---------
    Total income                                                                                     42,705
                                                                                                  ---------
EXPENSES
  Management fees                                                                                     6,819
  Administration and servicing fees:
    Fund Shares                                                                                       1,252
    Institutional Shares                                                                                523
    R6 Shares                                                                                             3
  Transfer agent's fees:
    Fund Shares                                                                                         654
    Institutional Shares                                                                                523
    R6 Shares                                                                                             1
  Custody and accounting fees:
    Fund Shares                                                                                          89
    Institutional Shares                                                                                 53
    R6 Shares                                                                                             1
  Postage:
    Fund Shares                                                                                          40
    Institutional Shares                                                                                 18
  Shareholder reporting fees:
    Fund Shares                                                                                          22
    Institutional Shares                                                                                  4
  Trustees' fees                                                                                         17
  Registration fees:
    Fund Shares                                                                                          17
    Institutional Shares                                                                                 20
    R6 Shares                                                                                            12
  Professional fees                                                                                      57
  Other                                                                                                  22
                                                                                                  ---------
         Total expenses                                                                              10,147
  Expenses reimbursed:
    R6 Shares                                                                                            (8)
                                                                                                  ---------
         Net expenses                                                                                10,139
                                                                                                  ---------
NET INVESTMENT INCOME                                                                                32,566
                                                                                                  ---------

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain on:
    Investments                                                                                   $  53,453
    Foreign currency transactions                                                                         4
  Change in net unrealized appreciation/(depreciation)                                             (126,620)
                                                                                                  ---------
       Net realized and unrealized loss                                                             (73,163)
                                                                                                  ---------
  Decrease in net assets resulting from operations                                                $ (40,597)
                                                                                                  =========

See accompanying notes to financial statements.

================================================================================

14  | USAA INCOME STOCK FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited), and year ended
July 31, 2018

-------------------------------------------------------------------------------------------------------------

                                                                                    1/31/2019       7/31/2018
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                                              $   32,566    $   61,566
  Net realized gain on investments                                                       53,453       159,509
  Net realized gain (loss) on foreign currency transactions                                   4            (2)
  Change in net unrealized appreciation/(depreciation) of:
     Investments                                                                       (126,620)       76,550
     Foreign currency translations                                                            -            (1)
                                                                                     ------------------------
     Increase (decrease) in net assets resulting from operations                        (40,597)      297,622
                                                                                     ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
  Fund Shares                                                                          (113,595)     (131,173)
  Institutional Shares                                                                  (73,211)      (84,820)
  R6 Shares                                                                                (846)         (973)
                                                                                     ------------------------
     Distributions to shareholders                                                     (187,652)     (216,966)
                                                                                     ------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Fund Shares                                                                            54,504        13,921
  Institutional Shares                                                                  176,967       (94,681)
  R6 Shares                                                                                 211         7,300
                                                                                     ------------------------
     Total net increase (decrease) in net assets
           from capital share transactions                                              231,682       (73,460)
                                                                                     ------------------------
  Net increase in net assets                                                              3,433         7,196

NET ASSETS
  Beginning of period                                                                 2,761,146     2,753,950
                                                                                     ------------------------
  End of period                                                                      $2,764,579    $2,761,146
                                                                                     ========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Income Stock Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek current income with the prospect of increasing dividend income and the potential for capital appreciation.

The Fund consists of three classes of shares: Income Stock Fund Shares (Fund Shares), Income Stock Fund Institutional Shares (Institutional Shares), and Income Stock Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and

================================================================================

16  | USAA INCOME STOCK FUND

================================================================================

insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed during the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Fund's Board of Trustees and of the Fund's shareholders at a special shareholder meeting to be held on April 18, 2019. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies. In connection with the Transaction, Victory proposes to replace portfolio managers employed by AMCO that currently manage all or a portion of the Fund with portfolio managers from one or more investment teams employed by Victory.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected

================================================================================

18  | USAA INCOME STOCK FUND

================================================================================

        foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

        been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

20  | USAA INCOME STOCK FUND

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the six-month period ended January 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. Effective September 30, 2018, the commission recapture program ended. For the

================================================================================

22  | USAA INCOME STOCK FUND

================================================================================

    six-month period ended January 31, 2019, the Fund did not receive any brokerage commission recapture credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the six-month period ended January 31, 2019, the Fund paid CAPCO facility fees of $11,000, which represents 3.3% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2019.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2019, in accordance with applicable federal tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of January 31, 2019, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements. The net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                        NET
                                     GROSS            GROSS          UNREALIZED
                                   UNREALIZED       UNREALIZED      APPRECIATION/
FUND                              APPRECIATION     DEPRECIATION    (DEPRECIATION)
---------------------------------------------------------------------------------
USAA Income Stock Fund            $650,657,000     $(69,957,000)     $580,700,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2019, were $315,677,000 and $256,640,000, respectively.

================================================================================

24  | USAA INCOME STOCK FUND

================================================================================

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At January 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                     NON-CASH COLLATERAL               CASH COLLATERAL
----------------------------------------------------------------------------------
$3,854,000                                $-                            $3,889,000

(6) CAPITAL SHARE TRANSACTIONS

At January 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                           SIX-MONTH
                                         PERIOD ENDED                 YEAR ENDED
                                       JANUARY 31, 2019              JULY 31, 2018
    ---------------------------------------------------------------------------------
                                      SHARES       AMOUNT       SHARES        AMOUNT
                                      -----------------------------------------------
    FUND SHARES:
    Shares sold                        2,460    $  47,533        4,993     $  99,734
    Shares issued from
     reinvested dividends              5,938      109,118        6,350       125,905
    Shares redeemed                   (5,302)    (102,147)     (10,601)     (211,718)
                                      ----------------------------------------------
    Net increase from capital
     share transactions                3,096    $  54,504          742     $  13,921
                                      ==============================================
    INSTITUTIONAL SHARES:
    Shares sold                        9,931    $ 186,930        5,540     $ 110,461
    Shares issued from
     reinvested dividends              3,988       73,195        4,281        84,794
    Shares redeemed                   (4,268)     (83,158)     (14,446)     (289,936)
                                      ----------------------------------------------
    Net increase (decrease) from
     capital share transactions        9,651    $ 176,967       (4,625)    $ (94,681)
                                      ==============================================
    R6 SHARES:
    Shares sold                           19    $     372          374     $   7,678
    Shares issued from
     reinvested dividends                 26          470           27           533
    Shares redeemed                      (32)        (631)         (46)         (911)
                                      ----------------------------------------------
    Net increase from
     capital share transactions           13    $     211          355     $   7,300
                                      ==============================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

================================================================================

26  | USAA INCOME STOCK FUND

================================================================================

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Equity Income Funds Index. The Lipper Equity Income Funds Index tracks the total return performance of funds within the Lipper Equity Income Funds category.

For the Fund Shares and Institutional Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes the performance of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                          ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                       (IN BASIS POINTS)(1)
    -----------------------------------------------------------------
    +/- 100 to 400                             +/- 4
    +/- 401 to 700                             +/- 5
    +/- 701 and greater                        +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Equity Income Funds Index over that period, even if the class had overall negative returns during the performance period.

For the six-month period ended January 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $6,819,000, which included less than 0.01% performance adjustment for the R6 Shares of less than $500. For the six-month period ended January 31, 2019, the Fund Shares and Institutional Shares did not incur any performance adjustment.

SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Epoch Investment Partners, Inc. (Epoch), under which Epoch directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

The Manager (not the Fund) pays Epoch a subadvisory fee in the annual amount of 0.30% of the Fund's average daily net assets for the first $600 million of assets that Epoch manages, 0.20% on the next $900 million of assets, and 0.18% on assets over $1.5 billion that Epoch manages. For the six-month period ended January 31, 2019, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Epoch of $1,439,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. For the six-month period ended January 31, 2019, the Fund Shares, Institutional Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,252,000, $523,000, and $3,000, respectively.

================================================================================

28  | USAA INCOME STOCK FUND

================================================================================

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2019, the Fund reimbursed the Manager less than $500 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through November 30, 2019, to limit the total annual operating expenses of the R6 Shares to 0.65% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31, 2019, the R6 Shares incurred reimbursable expenses of $8,000, of which $4,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average daily net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2019, the Fund Shares, Institutional Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $654,000, $523,000, and $1,000, respectively.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 16 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at usaa.com. As of January 31, 2019, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                               0.1
Cornerstone Equity                                                     0.3
Target Retirement Income                                               0.1
Target Retirement 2020                                                 0.5
Target Retirement 2030                                                 1.5
Target Retirement 2040                                                 2.0
Target Retirement 2050                                                 1.2
Target Retirement 2060                                                 0.1

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution. At January 31, 2019, USAA and its affiliates owned 275,000 R6 Shares, which represents 42.8% of the R6 Shares outstanding, and 0.2% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT

================================================================================

30  | USAA INCOME STOCK FUND

================================================================================

PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(10) RECENTLY ADOPTED ACCOUNTING STANDARDS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                              YEAR ENDED JULY 31,
                            -------------------------------------------------------------------------------------
                                  2019           2018           2017           2016           2015           2014
                            -------------------------------------------------------------------------------------
Net asset value at
  beginning of period       $    20.24     $    19.68     $    18.18     $    17.79     $    17.72     $    16.29
                            -------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .23            .40            .42            .40            .44            .47
  Net realized and
    unrealized gain (loss)        (.58)          1.74           1.51            .97            .51           1.77
                            -------------------------------------------------------------------------------------
Total from investment
  operations                      (.35)          2.14           1.93           1.37            .95           2.24
                            -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.21)          (.40)          (.43)          (.40)          (.46)          (.45)
  Realized capital gains         (1.15)         (1.18)             -           (.58)          (.42)          (.36)
                            -------------------------------------------------------------------------------------
Total distributions              (1.36)         (1.58)          (.43)          (.98)          (.88)          (.81)
                            -------------------------------------------------------------------------------------
Net asset value at
  end of period             $    18.53     $    20.24     $    19.68     $    18.18     $    17.79     $    17.72
                            =====================================================================================
Total return (%)*                (1.62)         11.16          10.71           8.29           5.36          14.06
Net assets at
  end of period (000)       $1,626,482     $1,713,558     $1,651,374     $1,564,900     $1,657,268     $1,640,134
Ratios to average
  daily net assets:**
  Expenses (%)(a),(b)              .76(c)         .76            .77            .80            .79            .80
  Net investment
    income (%)                    2.38(c)        2.19           2.24           2.42           2.38           2.77
Portfolio turnover (%)              10             23             23             19             12(d)          57

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $1,654,282,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Share's expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects overall decrease in purchases and sales of securities.

================================================================================

32  | USAA INCOME STOCK FUND

================================================================================

INSTITUTIONAL SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                        YEAR ENDED JULY 31,
                            -------------------------------------------------------------------------------------
                                  2019           2018           2017           2016           2015           2014
                            -------------------------------------------------------------------------------------
Net asset value at
  beginning of period       $    20.22     $    19.66     $    18.16     $    17.77     $    17.71     $    16.28
                            -------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .23            .41            .43            .40            .45            .49
  Net realized and
    unrealized gain (loss)        (.58)          1.73           1.50            .98            .50           1.76
                            -------------------------------------------------------------------------------------
Total from investment
  operations                      (.35)          2.14           1.93           1.38            .95           2.25
                            -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.21)          (.40)          (.43)          (.41)          (.47)          (.46)
  Realized capital gains         (1.15)         (1.18)             -           (.58)          (.42)          (.36)
                            -------------------------------------------------------------------------------------
Total distributions              (1.36)         (1.58)          (.43)          (.99)          (.89)          (.82)
                            -------------------------------------------------------------------------------------
Net asset value at
  end of period             $    18.51     $    20.22     $    19.66     $    18.16     $    17.77     $    17.71
                            =====================================================================================
Total return (%)*                (1.61)         11.21          10.76           8.36           5.37          14.16
Net assets at end
  of period (000)           $1,126,193     $1,034,842     $1,097,164     $1,158,385     $1,080,528     $1,037,014
Ratios to average
  daily net assets:**
  Expenses (%)(a),(b)              .72(c)         .72            .73            .75            .73            .73
  Net investment
    income (%)                    2.40(c)        2.22           2.30           2.47           2.45           2.85
Portfolio turnover (%)              10             23             23             19             12(d)          57

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $1,038,295,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects overall decrease in purchases and sales of securities.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  33

================================================================================

R6 SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                   SIX-MONTH
                                                  PERIOD ENDED         YEAR ENDED         PERIOD ENDED
                                                   JANUARY 31,          JULY 31,             JULY 31,
                                                  ----------------------------------------------------
                                                      2019                2018                 2017***
                                                  ----------------------------------------------------
Net asset value at beginning of period            $  20.23             $ 19.67              $ 18.17
                                                  -------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                .24                 .47                  .27
  Net realized and unrealized gain (loss)             (.58)               1.69                 1.60
                                                  -------------------------------------------------
Total from investment operations                      (.34)               2.16                 1.87
                                                  -------------------------------------------------
Less distributions from:
  Net investment income                               (.22)               (.42)                (.37)
  Realized capital gains                             (1.15)              (1.18)                   -
                                                  -------------------------------------------------
Total distributions                                  (1.37)              (1.60)                (.37)
                                                  -------------------------------------------------
Net asset value at end of period                  $  18.52             $ 20.23               $19.67
                                                  =================================================
Total return (%)*                                    (1.58)              11.31                10.36
Net assets at end of period (000)                  $11,904             $12,746               $5,412
Ratios to average daily net assets:**
  Expenses (%)(a),(b)                                  .65(c)              .65                  .65(c)
  Expenses, excluding reimbursements (%)(a),(b)        .79(c)              .90                 1.24(c)
  Net investment income (%)                           2.48(c)             2.33                 2.13(c)
Portfolio turnover (%)                                  10                  23                   23

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $12,229,000.
*** R6 Shares commenced operations on December 1, 2016.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the R6 Shares before reductions of any expenses paid indirectly. The R6 Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

34  | USAA INCOME STOCK FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2018, through January 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

================================================================================

                                                           EXPENSE EXAMPLE |  35

================================================================================

use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                           BEGINNING             ENDING               DURING PERIOD*
                                         ACCOUNT VALUE        ACCOUNT VALUE          AUGUST 1, 2018 -
                                         AUGUST 1, 2018      JANUARY 31, 2019        JANUARY 31, 2019
                                         -------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00             $  983.80                 $3.80

Hypothetical
 (5% return before expenses)               1,000.00              1,021.37                  3.87

INSTITUTIONAL SHARES
Actual                                     1,000.00                983.90                  3.60

Hypothetical
 (5% return before expenses)               1,000.00              1,021.58                  3.67

R6 SHARES
Actual                                     1,000.00                984.20                  3.25

Hypothetical
 (5% return before expenses)               1,000.00              1,021.93                  3.31

*Expenses are equal to the annualized expense ratio of 0.76% for Fund Shares, 0.72% for Institutional Shares, and 0.65% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (1.62)% for Fund Shares, (1.61)% for Institutional Shares, and (1.58)% for R6 Shares for the six-month period of August 1, 2018, through January 31, 2019.

================================================================================

36  | USAA INCOME STOCK FUND

================================================================================

ADVISORY AGREEMENT(S)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

                                                     ADVISORY AGREEMENT(S) |  37

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

38  | USAA INCOME STOCK FUND

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  39

================================================================================

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

40  | USAA INCOME STOCK FUND

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o   With the exception of the USAA S&P 500 Index Fund, USAA Extended
        Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short- Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

        businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

================================================================================

42  | USAA INCOME STOCK FUND

================================================================================

is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

================================================================================

44  | USAA INCOME STOCK FUND

================================================================================

objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

================================================================================

46  | USAA INCOME STOCK FUND

================================================================================

the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset

================================================================================

48  | USAA INCOME STOCK FUND

================================================================================

Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser.

================================================================================

50  | USAA INCOME STOCK FUND

================================================================================

At the 2018 15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
  >>  Secure
  >>  Saves Time
  >>  Good for the Environment

Sign up today for online document delivery at USAA.COM/UDO

[LOGO OF USAA]
     USAA      We know what it means to serve.(R)

================================================================================
23422-0319                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                   [GRAPHIC OF USAA INTERMEDIATE-TERM BOND FUND]

================================================================================

      SEMIANNUAL REPORT
      USAA INTERMEDIATE-TERM BOND FUND
      FUND SHARES (USIBX) o INSTITUTIONAL SHARES (UIITX)
      o ADVISER SHARES (UITBX) o R6 SHARES (URIBX)
      JANUARY 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

INVESTMENT OVERVIEW                                                            1

FINANCIAL INFORMATION

   Portfolio of Investments                                                    3

   Notes to Portfolio of Investments                                          31

   Financial Statements                                                       37

   Notes to Financial Statements                                              41

   Financial Highlights                                                       60

EXPENSE EXAMPLE                                                               64

ADVISORY AGREEMENT(S)                                                         66

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

                        o PORTFOLIO RATINGS MIX - 1/31/19 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        10.1%
AA                                                                          6.4%
A                                                                          23.1%
BBB                                                                        51.5%
BELOW INVESTMENT-GRADE                                                      7.0%
UNRATED                                                                     1.9%

                                 [END PIE CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Funds' investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Funds' securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  1

================================================================================

                          o ASSET ALLOCATION* - 1/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF ASSET ALLOCATION*]

CORPORATE OBLIGATIONS                                                      54.6%
EURODOLLAR AND YANKEE OBLIGATIONS                                          21.6%
U.S. TREASURY SECURITIES                                                    4.4%
MUNICIPAL OBLIGATIONS                                                       3.6%
U.S. GOVERNMENT AGENCY ISSUES                                               3.0%
COMMERCIAL MORTGAGE SECURITIES                                              2.6%
COMMERCIAL PAPER                                                            2.3%
BANK LOANS                                                                  1.8%
ASSET-BACKED SECURITIES                                                     1.7%
COLLATERALIZED LOAN OBLIGATIONS                                             1.7%
PREFERRED STOCKS                                                            1.7%
GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS                               0.4%
FOREIGN GOVERNMENT OBLIGATIONS                                              0.1%
PREFERRED BONDS                                                             0.1%
COLLATERALIZED MORTGAGE OBLIGATIONS**                                       0.0%

                                 [END PIE CHART]

*Does not include futures and short-term investments purchased with cash collateral from securities loaned.

**Represents less than 0.1%.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

2  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             BONDS (95.2%)

             ASSET-BACKED SECURITIES (1.7%)

             ASSET BACKED SECURITIES (1.7%)
             ------------------------------
             AUTOMOBILE ABS (0.4%)
$    2,855   Avis Budget Rental Car Funding AESOP, LLC(a)                        3.75%       7/20/2020      $    2,856
     1,000   Hertz Vehicle Financing II, LP(a)                                   2.65        7/25/2022             982
     6,250   Hertz Vehicle Financing II, LP(a),(b)                               4.10        3/25/2023           6,272
     4,333   Hertz Vehicle Financing II, LP(a)                                   3.29       10/25/2023           4,278
       286   Tesla Auto Lease Trust(a)                                           2.75        2/20/2020             285
                                                                                                            ----------
                                                                                                                14,673
                                                                                                            ----------
             CREDIT CARD ABS (0.2%)
     7,583   Synchrony Credit Card Master Note Trust                             3.87        5/15/2026           7,634
                                                                                                            ----------
             OTHER ABS (1.0%)
     5,000   Element Rail Leasing I, LLC(a)                                      3.67        4/19/2044           4,984
    15,000   Hawaii Dept. of Business Economic Dev. & Tourism                    3.24        1/01/2031          14,929
     5,875   NP SPE II, LLC                                                      4.22       10/21/2047           5,910
     2,476   Sapphire Aviation Finance I Ltd.(a)                                 4.25        3/15/2040           2,493
     2,149   SCF Equipment Leasing, LLC(a)                                       3.41       12/20/2023           2,145
     2,084   Trinity Rail Leasing, LP(a)                                         5.90        5/14/2036           2,151
     3,333   TRIP Rail Master Funding, LLC(a)                                    3.74        8/15/2047           3,341
                                                                                                            ----------
                                                                                                                35,953
                                                                                                            ----------
             STUDENT LOAN ABS (0.1%)
     2,094   SLM STUDENT LOAN TRUST (3 MO. LIBOR + 0.22%)                        2.99(c)     1/25/2041           1,953
     2,500   SLM STUDENT LOAN TRUST (1 MO. LIBOR + 1.00%)                        3.51(c)     4/27/2043           2,340
       776   SLM STUDENT LOAN TRUST (3 MO. LIBOR + 0.55%)                        3.32(c)    10/25/2065             738
                                                                                                            ----------
                                                                                                                 5,031
                                                                                                            ----------
             Total Asset Backed Securities                                                                      63,291
                                                                                                            ----------
             Total Asset-Backed Securities (cost: $63,275)                                                      63,291
                                                                                                            ----------
             BANK LOANS (1.8%)(d)

             COMMUNICATIONS (0.3%)
             ---------------------
             INTERNET (0.2%)
     5,000   Zayo Group, LLC (1 mo. LIBOR + 2.25%)(b)                               -(e)     1/19/2024           4,970
                                                                                                            ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  3

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             MEDIA (0.1%)
$    2,418   CSC Holdings, LLC (1 mo. LIBOR + 2.25%)                             4.76%       7/17/2025      $    2,349
       988   E.W. Scripps Co. (1 mo. LIBOR + 2.00%)                              4.50       10/02/2024             958
     1,000   Gray Television, Inc. (3 mo. LIBOR + 2.50%)                         5.02        1/02/2026             988
                                                                                                            ----------
                                                                                                                 4,295
                                                                                                            ----------
             Total Communications                                                                                9,265
                                                                                                            ----------
             CONSUMER, CYCLICAL (0.6%)
             -------------------------
             DISTRIBUTION/WHOLESALE (0.0%)
       499   HD Supply, Inc. (3 mo. LIBOR + 1.75%)                               4.25       10/17/2023             494
                                                                                                            ----------
             FOOD SERVICE (0.1%)
     2,644   Aramark Services, Inc. (1 mo. LIBOR + 1.75%)                        4.25        3/11/2025           2,631
                                                                                                            ----------
             RETAIL (0.5%)
     1,597   Academy, Ltd. (1 mo. LIBOR + 4.00%)                                 6.50        7/01/2022           1,109
     3,376   Academy, Ltd. (1 mo. LIBOR + 4.00%)                                 6.52        7/01/2022           2,345
     3,491   Bass Pro Group, LLC (3 mo. LIBOR + 5.00%)                           7.50        9/25/2024           3,459
     2,500   Burlington Coat Factory Warehouse Corp.
               (3 mo. LIBOR + 2.51%)                                             5.02       11/17/2024           2,479
       955   J.C. Penney Co., Inc. (3 mo. LIBOR + 2.51%)                         6.96        6/23/2023             831
     4,000   Sally Holdings, LLC (1 mo. LIBOR + 4.50%)                           4.50        7/05/2024           3,795
     7,442   Serta Simmons Bedding, LLC
               (1 mo. LIBOR + 3.50%)(b)                                          6.01       11/08/2023           6,382
                                                                                                            ----------
                                                                                                                20,400
                                                                                                            ----------
             Total Consumer, Cyclical                                                                           23,525
                                                                                                            ----------
             CONSUMER, NON-CYCLICAL (0.5%)
             -----------------------------
             FOOD (0.3%)
     5,522   Albertson's, LLC (3 mo. LIBOR + 3.00%)                              5.69        6/22/2023           5,447
     5,000   Albertson's, LLC (3 mo. LIBOR + 3.00%)                              5.50       11/17/2025           4,905
       216   JBS USA, LLC (3 mo. LIBOR + 2.50%)                                  5.00       10/30/2022             214
     1,258   JBS USA, LLC (3 mo. LIBOR + 2.50%)                                  5.30       10/30/2022           1,247
                                                                                                            ----------
                                                                                                                11,813
                                                                                                            ----------
             PHARMACEUTICALS (0.2%)
     4,331   Bausch HealthCos. Inc. (1 mo. LIBOR + 2.75%)                        5.26       11/27/2025           4,278
       985   Endo Luxembourg Finance Co. I S.a r.l.
               (1 mo. LIBOR + 4.25%)                                             6.75        4/29/2024             978
                                                                                                            ----------
                                                                                                                 5,256
                                                                                                            ----------
             Total Consumer, Non-cyclical                                                                       17,069
                                                                                                            ----------
             FINANCIAL (0.0%)
             ----------------
             REAL ESTATE (0.0%)
       500   Forest City Enterprises, L.P. (3 mo. LIBOR + 4.00%)                 6.51       12/07/2025             501
                                                                                                            ----------

================================================================================

4  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL (0.1%)
             -----------------
             PACKAGING & CONTAINERS (0.1%)
$    2,706   Klockner-Pentaplast of America, Inc.
               (1 mo. LIBOR + 4.25%)                                             6.75%       6/30/2022      $    2,346
                                                                                                            ----------
             TECHNOLOGY (0.3%)
             -----------------
             SOFTWARE (0.3%)
     7,500   First Data Corp. (3 mo. LIBOR + 2.00%)(b)                              -(e)     4/26/2024           7,480
     4,489   Solera, LLC (1 mo. LIBOR + 2.75%)                                   5.25        3/03/2023           4,407
                                                                                                            ----------
             Total Technology                                                                                   11,887
                                                                                                            ----------
             Total Bank Loans (cost: $66,578)                                                                   64,593
                                                                                                            ----------

             COLLATERALIZED LOAN OBLIGATIONS (1.7%)

             ASSET BACKED SECURITIES (1.7%)
             ------------------------------
     5,000   Annisa Ltd. (3 mo. LIBOR + 1.65%)(a)                                4.41(c)     7/20/2031           4,942
     3,500   CIFC Funding Ltd. (3 mo. LIBOR + 1.70%)(a)                          4.46(c)     4/23/2029           3,477
     4,000   Dryden Senior Loan Fund
               (3 mo. LIBOR + 2.00%)(a)                                          4.76(c)     7/20/2029           4,006
     5,000   Dryden Senior Loan Fund
               (3 mo. LIBOR + 1.55%)(a)                                          4.34(c)     7/15/2030           4,926
     3,240   Magnetite XII Ltd. (3 mo. LIBOR + 1.60%)(a)                         4.39(c)    10/15/2031           3,207
     4,000   Neuberger Berman Loan Advisers 29 Ltd.
               (3 mo. LIBOR + 1.70%)(a)                                          4.14(c)    10/19/2031           3,960
     5,000   Neuberger Berman Loan Advisers 29 Ltd.(a)                           4.60       10/19/2031           5,142
    10,000   Oaktree EIF Ltd. (3 mo. LIBOR + 2.00%)(a)                           4.76(c)    10/20/2027          10,002
     5,000   Race Point Ltd. (1 mo. LIBOR + 1.65%)(a)                            4.42(c)     7/25/2031           4,936
     2,000   Stewart Park Ltd. (1 mo. LIBOR + 1.25%)(a)                          4.04(c)     1/15/2030           1,955
     2,500   TIAA I Ltd. (1 mo. LIBOR + 1.75%)(a)                                4.51(c)     7/20/2031           2,484
     2,500   TIAA I Ltd.(a)                                                      4.59        7/20/2031           2,495
     5,000   TIAA IV Ltd. (1 mo. LIBOR + 1.70%)(a)                               4.52(c)     1/20/2032           4,949
     3,000   Voya Ltd. (3 mo. LIBOR + 1.60%)(a)                                  4.37(c)     4/17/2030           2,985
     2,500   Voya Ltd. (1 mo. LIBOR + 1.65%)(a)                                  4.11(c)    10/15/2031           2,475
                                                                                                            ----------
             Total Asset Backed Securities                                                                      61,941
                                                                                                            ----------
             Total Collateralized Loan Obligations (cost: $62,237)                                              61,941
                                                                                                            ----------

             COLLATERALIZED MORTGAGE OBLIGATIONS (0.0%)

             MORTGAGE SECURITIES (0.0%)
             --------------------------
     1,766   Structured Asset Mortgage Investments Trust
               (1 mo. LIBOR + 0.50%) (cost: $1,766)                               3.00(c)    7/19/2035           1,663
                                                                                                            ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  5

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             COMMERCIAL MORTGAGE SECURITIES (2.6%)

             MORTGAGE SECURITIES (2.6%)
             --------------------------
             COMMERCIAL MBS (2.6%)
$    4,000   BAMLL Commercial Mortgage Securities Trust(a)                       3.49%       4/14/2033      $    4,015
     1,365   Bear Stearns Commercial Mortgage Securities Trust                   5.21(f)     2/11/2041           1,359
     2,125   Caesars Palace Las Vegas Trust(a)                                   4.14       10/15/2034           2,163
     7,000   CFCRE Commercial Mortgage Trust(a)                                  5.76(f)    12/15/2047           7,365
     1,368   Commercial Mortgage Trust                                           5.69(f)     7/10/2038           1,373
     1,900   Commercial Mortgage Trust                                           4.19(f)     9/10/2047           1,965
     3,000   Commercial Mortgage Trust                                           4.29(f)     7/10/2050           3,091
     1,950   DB-UBS Mortgage Trust(a)                                            5.34(f)     8/10/2044           2,045
     3,000   GS Mortgage Securities Trust(a)                                     4.95        1/10/2045           3,122
     4,000   J.P. Morgan Chase Commercial Mortgage
               Securities Trust(a)                                               5.60(f)    11/15/2043           4,095
       906   J.P. Morgan Chase Commercial Mortgage
               Securities Trust                                                  5.37        5/15/2047             910
       368   J.P.Morgan Chase Commercial Mortgage
               Securities Trust                                                  4.99(f)     9/12/2037             372
     1,122   J.P.Morgan Chase Commercial Mortgage
               Securities Trust                                                  6.09(f)     4/17/2045             623
     7,722   J.P.Morgan Chase Commercial Mortgage
               Securities Trust                                                  3.51        5/15/2045           7,815
    21,999   J.P.Morgan Chase Commercial Mortgage
               Securities Trust(g)                                               1.78(f)    10/15/2045           1,115
     6,100   J.P.Morgan Chase Commercial Mortgage
               Securities Trust(a)                                               5.37(f)     8/15/2046           6,393
    19,947   Morgan Stanley Bank of America Merrill
               Lynch Trust(a),(g)                                                1.62(f)    11/15/2045             962
     5,000   Morgan Stanley Bank of America Merrill
               Lynch Trust                                                       3.74        8/15/2047           5,134
    25,692   UBS Commercial Mortgage Trust(a),(g)                                2.07(f)     5/10/2045           1,363
     9,726   UBS Commercial Mortgage Trust                                       3.40        5/10/2045           9,808
     4,756   UBS-Citigroup Commercial Mortgage Trust(a)                          5.15        1/10/2045           4,993
     1,500   Wells Fargo Commercial Mortgage Trust(a)                            4.06(f)     7/17/2036           1,537
     3,000   Wells Fargo Commercial Mortgage Trust(a)                            5.28(f)    11/15/2043           3,089
     3,500   Wells Fargo Commercial Mortgage Trust                               3.97       12/15/2048           3,578
     5,000   Wells Fargo Commercial Mortgage Trust                               4.22(f)    12/15/2048           5,049
     2,000   Wells Fargo Commercial Mortgage Trust                               4.49(f)     9/15/2057           2,070
     6,000   WF-RBS Commercial Mortgage Trust(a)                                 5.17(f)     2/15/2044           6,170
    63,509   WF-RBS Commercial Mortgage Trust(a),(g)                             1.56(f)    12/15/2045           3,151
                                                                                                            ----------
             Total Mortgage Securities                                                                          94,725
                                                                                                            ----------
             Total Commercial Mortgage Securities (cost: $90,807)                                               94,725
                                                                                                            ----------

================================================================================

6  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             CORPORATE OBLIGATIONS (54.6%)

             BASIC MATERIALS (1.8%)
             ----------------------
             CHEMICALS (1.2%)
$    7,500   CF Industries, Inc.(a)                                              4.50%      12/01/2026      $    7,421
     5,000   Chevron Phillips Chemical Co., LLC / Chevron
               Phillips Chemical Co., LP(a)                                      3.40       12/01/2026           4,959
     4,500   DowDuPont, Inc.(h)                                                  4.49       11/15/2025           4,732
     3,500   H.B. Fuller Co.                                                     4.00        2/15/2027           3,028
     3,850   LYB International Finance II B.V.                                   3.50        3/02/2027           3,666
     5,000   Mosaic Co.                                                          4.05       11/15/2027           4,860
     5,000   Olin Corp.                                                          5.00        2/01/2030           4,631
     2,900   Sherwin-Williams Co.                                                3.45        6/01/2027           2,772
    10,000   Westlake Chemical Corp.                                             3.60        8/15/2026           9,376
                                                                                                            ----------
                                                                                                                45,445
                                                                                                            ----------
             FOREST PRODUCTS & PAPER (0.3%)
     3,000   Georgia-Pacific, LLC                                                7.25        6/01/2028           3,766
     7,500   International Paper Co.                                             3.00        2/15/2027           7,011
                                                                                                            ----------
                                                                                                                10,777
                                                                                                            ----------
             IRON/STEEL (0.3%)
     5,000   Allegheny Technologies, Inc.                                        5.95        1/15/2021           5,093
     3,000   Allegheny Technologies, Inc.                                        7.88        8/15/2023           3,210
     2,000   Carpenter Technology Corp.                                          5.20        7/15/2021           2,017
                                                                                                            ----------
                                                                                                                10,320
                                                                                                            ----------
             MINING (0.0%)
     1,000   Alcoa Nederland Holding Co.(a)                                      6.75        9/30/2024           1,047
                                                                                                            ----------
             Total Basic Materials                                                                              67,589
                                                                                                            ----------
             COMMUNICATIONS (3.0%)
             ---------------------
             MEDIA (1.4%)
    10,000   Charter Communications Operating, LLC /
               Charter Communications Operating Capital                          4.91        7/23/2025          10,291
     5,000   Charter Communications Operating, LLC /
               Charter Communications Operating Capital(h)                       5.05        3/30/2029           5,116
     5,714   Comcast Corp.                                                       3.55        5/01/2028           5,646
     5,000   Comcast Corp.(h)                                                    4.20        8/15/2034           5,046
     2,000   CSC Holdings, LLC(a)                                                5.50        4/15/2027           1,960
     5,000   Discovery Communications, LLC                                       3.95        3/20/2028           4,770
     1,900   Fox Corp.(a),(h)                                                    4.71        1/25/2029           1,986
    10,000   Fox Corp.(a),(i)                                                    5.48        1/25/2039          10,503
     5,000   NBC Universal Enterprise, Inc.(a)                                   1.97        4/15/2019           4,992
                                                                                                            ----------
                                                                                                                50,310
                                                                                                            ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  7

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS (1.6%)
$   10,000   AT&T, Inc.                                                          4.50%       5/15/2035      $    9,460
     2,000   AT&T, Inc.                                                          5.25        3/01/2037           2,039
     3,000   Frontier Communications Corp.(j)                                    6.25        9/15/2021           2,085
     5,000   Motorola Solutions, Inc.                                            4.60        2/23/2028           4,888
     6,000   Qwest Corp.                                                         6.75       12/01/2021           6,428
     4,125   Sprint Spectrum Co., LLC / Sprint Spectrum
               Co. II, LLC / Sprint Spectrum Co. III, LLC(a)                     3.36        9/20/2021           4,113
    10,000   Sprint Spectrum Co., LLC / Sprint Spectrum
               Co. II, LLC / Sprint Spectrum Co. III, LLC(a)                     5.15        3/20/2028          10,097
     1,000   T-Mobile USA, Inc.                                                  4.75        2/01/2028             962
    20,000   Verizon Communications, Inc.                                        4.50        8/10/2033          20,362
                                                                                                            ----------
                                                                                                                60,434
                                                                                                            ----------
             Total Communications                                                                              110,744
                                                                                                            ----------
             CONSUMER, CYCLICAL (3.9%)
             -------------------------
             AIRLINES (1.2%)
     6,016   American Airlines, Inc. Pass-Through Trust                          4.00        7/15/2025           5,981
     1,946   American Airlines, Inc. Pass-Through Trust                          3.60       10/15/2029           1,886
       157   Continental Airlines, Inc. Pass-Through Trust                       6.55        2/02/2019             157
       241   Continental Airlines, Inc. Pass-Through Trust
               (INS - AMBAC Assurance Corp.)                                     6.24        3/15/2020             244
     8,022   Continental Airlines, Inc. Pass-Through Trust                       4.15        4/11/2024           8,036
     7,242   Hawaiian Airlines, Inc. Pass-Through Trust                          3.90        1/15/2026           7,042
     5,030   United Airlines, Inc. Pass-Through Trust(j)                         4.63        9/03/2022           5,031
     4,012   United Airlines, Inc. Pass-Through Trust                            4.30        8/15/2025           4,098
       361   US Airways Group, Inc. Pass-Through Trust
               (INS - MBIA Insurance Corp.)                                      7.08        3/20/2021             379
     2,579   US Airways Group, Inc. Pass-Through Trust                           6.25        4/22/2023           2,734
     1,671   US Airways Group, Inc. Pass-Through Trust                           7.13       10/22/2023           1,829
     7,183   US Airways Group, Inc. Pass-Through Trust                           3.95       11/15/2025           7,173
                                                                                                            ----------
                                                                                                                44,590
                                                                                                            ----------
             AUTO MANUFACTURERS (0.3%)
     4,000   Ford Motor Credit Co., LLC(h)                                       3.82       11/02/2027           3,373
    10,000   General Motors Financial Co., Inc.                                  4.35        1/17/2027           9,377
                                                                                                            ----------
                                                                                                                12,750
                                                                                                            ----------
             DISTRIBUTION/WHOLESALE (0.1%)
     5,000   Ferguson Finance plc(a)                                             4.50       10/24/2028           4,957
                                                                                                            ----------
             ENTERTAINMENT (0.2%)
     5,110   Scientific Games International, Inc.                               10.00       12/01/2022           5,391
                                                                                                            ----------
             HOME BUILDERS (0.5%)
     2,000   Beazer Homes USA, Inc.                                              8.75        3/15/2022           2,096
     2,000   D.R. Horton, Inc.                                                   5.75        8/15/2023           2,111

================================================================================

8  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
$    1,000   KB Home                                                             7.63%       5/15/2023      $    1,056
     5,000   Lennar Corp.                                                        4.50       11/15/2019           4,987
     2,000   Lennar Corp.                                                        4.13        1/15/2022           1,998
     5,000   Toll Brothers Finance Corp.                                         4.88        3/15/2027           4,838
                                                                                                            ----------
                                                                                                                17,086
                                                                                                            ----------
             HOUSEWARES (0.2%)
     7,500   Newell Brands, Inc.                                                 3.85        4/01/2023           7,383
                                                                                                            ----------
             LODGING (0.3%)
     2,000   Hilton Worldwide Finance, LLC / Hilton
               Worldwide Finance Corp.                                           4.88        4/01/2027           1,985
     3,500   MGM Resorts International                                           8.63        2/01/2019           3,500
     2,000   MGM Resorts International                                           5.75        6/15/2025           2,020
     2,000   Wynn Las Vegas, LLC / Wynn Las Vegas
               Capital Corp.(a)                                                  5.25        5/15/2027           1,872
                                                                                                            ----------
                                                                                                                 9,377
                                                                                                            ----------
             RETAIL (1.1%)
    10,302   Advance Auto Parts, Inc.                                            4.50       12/01/2023          10,562
    10,000   AutoZone, Inc.                                                      3.75        6/01/2027           9,853
     5,000   J.C. Penney Corp., Inc.(j)                                          5.65        6/01/2020           4,425
     4,000   Party City Holdings, Inc.(a),(j)                                    6.63        8/01/2026           3,900
     2,000   Penske Automotive Group, Inc.                                       3.75        8/15/2020           1,997
    10,000   Walgreens Boots Alliance, Inc.                                      3.80       11/18/2024           9,993
                                                                                                            ----------
                                                                                                                40,730
                                                                                                            ----------
             Total Consumer, Cyclical                                                                          142,264
                                                                                                            ----------
             CONSUMER, NON-CYCLICAL (6.4%)
             -----------------------------
             AGRICULTURE (0.1%)
     5,000   Bunge Ltd. Finance Corp.                                            3.25        8/15/2026           4,414
                                                                                                            ----------
             BEVERAGES (0.4%)
    10,000   Anheuser-Busch Cos., LLC / Anheuser-Busch
               InBev Worldwide, Inc.(i)                                          3.65        2/01/2026           9,840
     3,571   Keurig Dr Pepper, Inc.(a)                                           4.60        5/25/2028           3,662
     2,333   Keurig Dr Pepper, Inc.(a)                                           4.99        5/25/2038           2,307
                                                                                                            ----------
                                                                                                                15,809
                                                                                                            ----------
             BIOTECHNOLOGY (0.3%)
     5,000   Baxalta, Inc.                                                       4.00        6/23/2025           4,967
     4,000   Celgene Corp.                                                       3.90        2/20/2028           3,972
                                                                                                            ----------
                                                                                                                 8,939
                                                                                                            ----------
             COMMERCIAL SERVICES (1.2%)
     5,000   Bon Secours Charity Health System, Inc.                             5.25       11/01/2025           5,052
     3,000   Boston Medical Center Corp.                                         3.91        7/01/2028           2,940

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
$   15,155   Eastern Maine Healthcare Systems(k)                                 3.71%       7/01/2026      $   14,378
     5,000   Eastern Maine Healthcare Systems                                    5.02        7/01/2036           4,930
     5,000   ERAC USA Finance, LLC(a)                                            3.30       10/15/2022           4,937
    10,000   S&P Global, Inc.                                                    4.00        6/15/2025          10,305
     1,667   United Rentals North America, Inc.                                  6.50       12/15/2026           1,734
                                                                                                            ----------
                                                                                                                44,276
                                                                                                            ----------
             FOOD (1.5%)
     2,000   Albertson's Cos., LLC / Safeway, Inc. / New
               Albertson's, LP / Albertson's, LLC                                5.75        3/15/2025           1,882
     1,000   Albertson's Cos., LLC / Safeway, Inc. / New
               Albertson's, LP / Albertson's, LLC(a),(b)                         7.50        3/15/2026           1,008
     9,000   Flowers Foods, Inc.                                                 3.50       10/01/2026           8,473
    10,333   General Mills, Inc.                                                 4.55        4/17/2038           9,632
    10,000   J.M. Smucker Co.                                                    4.25        3/15/2035           9,210
    11,799   Kraft Heinz Foods Co.(a)                                            4.88        2/15/2025          12,046
    10,000   Kraft Heinz Foods Co.                                               3.00        6/01/2026           9,275
     1,667   Kroger Co.(h)                                                       4.50        1/15/2029           1,679
     1,042   McCormick & Co., Inc.                                               3.40        8/15/2027             996
                                                                                                            ----------
                                                                                                                54,201
                                                                                                            ----------
             HEALTHCARE PRODUCTS (0.3%)
    10,000   Becton Dickinson & Co.                                              3.70        6/06/2027           9,763
     2,000   Teleflex, Inc.                                                      4.88        6/01/2026           2,019
                                                                                                            ----------
                                                                                                                11,782
                                                                                                            ----------
             HEALTHCARE-SERVICES (1.2%)
     5,000   Baylor Scott & White Holdings                                       2.65       11/15/2026           4,664
     4,302   DaVita, Inc.                                                        5.00        5/01/2025           4,157
     5,000   HCA, Inc.                                                           5.38        9/01/2026           5,130
    10,000   HCA, Inc.                                                           4.50        2/15/2027          10,100
     3,000   MEDNAX, Inc.(a)                                                     6.25        1/15/2027           3,030
       545   Orlando Health Obligated Group                                      3.78       10/01/2028             551
     6,595   Premier Health Partners                                             2.91       11/15/2026           6,099
     4,000   SSM Health Care Corp.                                               3.82        6/01/2027           3,987
     5,000   UnitedHealth Group, Inc.                                            3.10        3/15/2026           4,926
     1,445   Vanderbilt University Medical Center                                4.17        7/01/2037           1,422
                                                                                                            ----------
                                                                                                                44,066
                                                                                                            ----------
             HOUSEHOLD PRODUCTS/WARES (0.1%)
     5,000   Avery Dennison Corp.(h)                                             4.88       12/06/2028           5,156
                                                                                                            ----------
             PHARMACEUTICALS (1.3%)
     3,000   AbbVie, Inc.                                                        4.25       11/14/2028           2,990
     5,000   Cigna Corp.(a)                                                      4.38       10/15/2028           5,139
     3,500   CVS Health Corp.                                                    4.30        3/25/2028           3,552

================================================================================

10  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
$    5,000   CVS Health Corp.                                                    4.88%       7/20/2035      $    5,038
     8,079   CVS Pass-Through Trust(a)                                           5.93        1/10/2034           8,715
     7,000   Elanco Animal Health, Inc.(a)                                       4.90        8/28/2028           7,259
     5,000   Mylan N.V.                                                          3.75       12/15/2020           4,996
     8,000   Mylan N.V.                                                          3.95        6/15/2026           7,581
     2,778   Mylan, Inc.(h)                                                      4.55        4/15/2028           2,673
                                                                                                            ----------
                                                                                                                47,943
                                                                                                            ----------
             Total Consumer, Non-cyclical                                                                      236,586
                                                                                                            ----------
             ENERGY (7.3%)
             -------------
             OIL & GAS (2.0%)
    10,000   BP Capital Markets America, Inc.(h)                                 3.02        1/16/2027           9,616
    10,000   ConocoPhillips Co.                                                  4.95        3/15/2026          10,949
     1,964   Continental Resources, Inc.                                         5.00        9/15/2022           1,976
     4,000   Devon Energy Corp.                                                  5.85       12/15/2025           4,365
     1,000   EQT Corp.                                                           8.13        6/01/2019           1,014
     3,000   EQT Corp.                                                           4.88       11/15/2021           3,076
     5,000   Hess Corp.                                                          4.30        4/01/2027           4,833
     4,000   Hilcorp Energy I, LP / Hilcorp Finance Co.(a)                       6.25       11/01/2028           3,915
     5,000   Marathon Petroleum Corp.                                            4.75        9/15/2044           4,658
       596   Motiva Enterprises, LLC(a)                                          5.75        1/15/2020             606
     7,000   Murphy Oil Corp.                                                    5.75        8/15/2025           7,043
    10,000   Nabors Industries, Inc.(j)                                          4.63        9/15/2021           9,513
     1,000   Noble Holding International Ltd.                                    4.90        8/01/2020             935
     5,000   Southwestern Energy Co.(j)                                          6.20        1/23/2025           4,875
       945   Transocean Guardian Ltd.(a)                                         5.88        1/15/2024             954
       667   Transocean Pontus Ltd.(a)                                           6.13        8/01/2025             673
     1,500   Transocean Poseidon Ltd.(a),(b)                                     6.88        2/01/2027           1,527
     5,000   Transocean, Inc.(a)                                                 7.25       11/01/2025           4,750
                                                                                                            ----------
                                                                                                                75,278
                                                                                                            ----------
             OIL & GAS SERVICES (0.1%)
     2,000   SESI, LLC                                                           7.13       12/15/2021           1,785
     1,930   Weatherford International, Ltd.(j)                                  5.13        9/15/2020           1,496
                                                                                                            ----------
                                                                                                                 3,281
                                                                                                            ----------
             PIPELINES (5.2%)
     6,000   Andeavor Logistics, LP / Tesoro Logistics
               Finance Corp.                                                     4.25       12/01/2027           5,847
     5,000   Antero Midstream Partners, LP / Antero
               Midstream Finance Corp.                                           5.38        9/15/2024           4,925
     4,000   Boardwalk Pipelines, LP                                             4.95       12/15/2024           4,055
    17,000   Boardwalk Pipelines, LP                                             4.45        7/15/2027          16,044
    10,000   Buckeye Partners, LP                                                4.35       10/15/2024           9,901

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
$    5,000   Columbia Pipeline Group, Inc.                                       4.50%       6/01/2025      $    5,105
     3,000   DCP Midstream Operating, LP                                         4.95        4/01/2022           3,037
     4,000   DCP Midstream Operating, LP                                         3.88        3/15/2023           3,900
     5,000   DCP Midstream Operating, LP
               (3 mo. LIBOR + 3.85%)(a),(l)                                      5.85        5/21/2043           4,325
     9,306   Enable Oklahoma Intrastate Transmission, LLC(a)                     6.25        3/15/2020           9,562
     9,000   Enbridge Energy Partners, LP
               (3 mo. LIBOR + 3.80%)(j)                                          6.59(c)    10/01/2037           9,045
     1,000   Energy Transfer Operating, LP                                       9.70        3/15/2019           1,007
     5,000   Energy Transfer Partners, LP
               (3 mo. LIBOR + 3.02%)                                             5.75(c)    11/01/2066           4,050
     7,000   EnLink Midstream Partners, LP                                       4.15        6/01/2025           6,571
     5,000   EQM Midstream Partners, LP                                          4.00        8/01/2024           4,804
     9,000   EQM Midstream Partners, LP                                          4.13       12/01/2026           8,333
     5,000   EQM Midstream Partners, LP                                          5.50        7/15/2028           5,022
     2,000   Florida Gas Transmission Co., LLC(a)                                7.90        5/15/2019           2,026
     3,000   Florida Gas Transmission Co., LLC(a)                                5.45        7/15/2020           3,084
     2,000   Kinder Morgan Energy Partners, LP                                   6.50        4/01/2020           2,072
     1,000   Kinder Morgan, Inc.                                                 6.50        9/15/2020           1,049
     7,500   MPLX, LP                                                            4.00        2/15/2025           7,455
     6,106   Northwest Pipeline, LLC                                             4.00        4/01/2027           6,042
     5,000   NuStar Logistics, LP                                                4.80        9/01/2020           5,044
     3,000   NuStar Logistics, LP                                                4.75        2/01/2022           2,940
     2,000   ONEOK Partners, LP                                                  8.63        3/01/2019           2,007
     5,000   ONEOK Partners, LP                                                  4.90        3/15/2025           5,204
     3,000   ONEOK, Inc.                                                         4.25        2/01/2022           3,051
     5,000   ONEOK, Inc.                                                         4.55        7/15/2028           5,069
     5,000   Phillips 66 Partners, LP                                            3.55       10/01/2026           4,761
     5,000   Plains All American Pipeline, LP / PAA
               Finance Corp.                                                     3.85       10/15/2023           4,944
    10,000   Sabal Trail Transmission, LLC(a)                                    4.68        5/01/2038           9,824
     6,000   Sabine Pass Liquefaction, LLC                                       5.63        2/01/2021           6,213
     5,000   Spectra Energy Partners, LP                                         3.38       10/15/2026           4,778
     5,000   Tallgrass Energy Partners, LP / Tallgrass
               Energy Finance Corp.(a),(h)                                       5.50        1/15/2028           4,898
     6,250   Western Gas Partners, LP                                            4.65        7/01/2026           6,167
                                                                                                            ----------
                                                                                                               192,161
                                                                                                            ----------
             Total Energy                                                                                      270,720
                                                                                                            ----------
             FINANCIAL (21.2%)
             -----------------
             BANKS (7.3%)
    10,000   Associated Banc-Corp.                                               4.25        1/15/2025          10,158
    10,000   Bank of America Corp.                                               4.20        8/26/2024          10,244
    10,000   Bank of America Corp. (3 mo. LIBOR + 1.51%)(l)                      3.71        4/24/2028           9,870

================================================================================

12  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
$    3,225   Bank OZK (3 mo. LIBOR + 4.43%)(j),(l)                               5.50%       7/01/2026      $    3,286
     5,000   BankUnited, Inc.                                                    4.88       11/17/2025           5,123
     4,750   BOKF Merger Corp Number Sixteen
               (3 mo. LIBOR + 3.17%)(l)                                          5.63        6/25/2030           4,831
    15,000   Citigroup, Inc.                                                     4.40        6/10/2025          15,318
     5,000   Citigroup, Inc. (3 mo. LIBOR + 1.39%)(l)                            3.67        7/24/2028           4,908
    15,000   Citizens Financial Group, Inc.(a)                                   4.15        9/28/2022          15,135
     5,500   Citizens Financial Group, Inc.                                      3.75        7/01/2024           5,387
     2,000   Cullen/Frost Bankers, Inc.                                          4.50        3/17/2027           1,965
     5,000   Discover Bank (5 Yr. Semi-Annual
               Swap + 1.73%)(l)                                                  4.68        8/09/2028           4,985
    10,000   Eagle Bancorp, Inc. (3 mo. LIBOR + 3.85%)(l)                        5.00        8/01/2026          10,015
    10,000   Fifth Third Bank                                                    3.85        3/15/2026           9,924
     5,000   First Financial Bancorp                                             5.13        8/25/2025           5,072
     1,000   First Maryland Capital Trust I
               (3 mo. LIBOR + 1.00%)                                             3.79(c)     1/15/2027             906
     5,000   First Midwest Bancorp, Inc.                                         5.88        9/29/2026           5,285
     5,000   FirstMerit Bank, N.A.                                               4.27       11/25/2026           4,902
    10,000   Fulton Financial Corp.                                              4.50       11/15/2024          10,196
     5,000   Hilltop Holdings, Inc.                                              5.00        4/15/2025           4,956
    10,000   Huntington Bancshares, Inc.                                         3.15        3/14/2021          10,027
    10,000   Huntington BancShares, Inc.                                         4.35        2/04/2023          10,175
     5,000   J.P. Morgan Chase & Co.                                             2.95       10/01/2026           4,781
    10,000   KeyBank, N.A.                                                       3.40        5/20/2026           9,677
       750   KeyCorp Capital II                                                  6.88        3/17/2029             862
     5,000   LegacyTexas Financial Group, Inc.
               (3 mo. LIBOR + 3.89%)(l)                                          5.50       12/01/2025           5,042
    16,000   Manufacturers & Traders Trust Co.
               (3 mo. LIBOR + 0.64%)                                             3.38(c)    12/01/2021          15,810
     1,000   Manufacturers & Traders Trust Co.                                   3.40        8/17/2027             991
     4,417   MB Financial Bank, N.A.
               (3 mo. LIBOR + 1.87%)(l)                                          4.00       12/01/2027           4,288
     5,000   MUFG Americas Holdings Corp.                                        3.50        6/18/2022           5,033
    10,000   People's United Bank, N.A.                                          4.00        7/15/2024           9,986
     5,000   Santander Holdings USA, Inc.(h)                                     4.45       12/03/2021           5,087
    12,818   Santander Holdings USA, Inc.                                        4.40        7/13/2027          12,559
     5,000   Sterling National Bank (3 mo. LIBOR + 3.94%)(l)                     5.25        4/01/2026           5,071
     5,000   SunTrust Capital I (3 mo. LIBOR + 0.67%)                            3.29(c)     5/15/2027           4,364
     5,000   TCF National Bank                                                   4.60        2/27/2025           4,794
     4,643   TowneBank (3 mo. LIBOR + 2.55%)(l)                                  4.50        7/30/2027           4,625
     5,000   Webster Financial Corp.                                             4.38        2/15/2024           5,011
     5,000   Wells Fargo & Co.                                                   3.00       10/23/2026           4,784
     3,500   Wintrust Financial Corp.                                            5.00        6/13/2024           3,479
                                                                                                            ----------
                                                                                                               268,912
                                                                                                            ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES (1.3%)
$   10,000   Air Lease Corp.                                                     3.00%       9/15/2023      $    9,532
     5,000   Capital One Financial Corp.                                         2.50        5/12/2020           4,966
    10,000   Capital One Financial Corp.                                         3.75        3/09/2027           9,674
     4,548   Grain Spectrum Funding II, LLC(a)                                   3.29       10/10/2019           4,530
     7,000   ILFC E-Capital Trust I (Highest of 3 mo.
               LIBOR/10 Year CMT/30 Year CMT + 1.55%)(a)                         4.55(c)    12/21/2065           5,330
       405   Keenan Dev. Association of Tennessee, LLC
               (INS - XL Capital Assurance)(a)                                   5.02        7/15/2028             412
     5,000   Synchrony Financial                                                 4.25        8/15/2024           4,886
    11,141   Synchrony Financial                                                 3.95       12/01/2027          10,211
                                                                                                            ----------
                                                                                                                49,541
                                                                                                            ----------
             INSURANCE (6.4%)
     5,000   Alleghany Corp.                                                     5.63        9/15/2020           5,174
     5,000   Allied World Assurance Co. Holdings Ltd.                            4.35       10/29/2025           4,875
    15,000   Allstate Corp. (3 mo. LIBOR + 2.94%)(l)                             5.75        8/15/2053          14,947
     5,000   American Equity Investment Life Holding Co.                         5.00        6/15/2027           4,994
     2,000   American International Group, Inc. (3 mo.
               LIBOR + 4.20%)(l)                                                 8.18        5/15/2058           2,342
     7,500   AmTrust Financial Services, Inc.                                    6.13        8/15/2023           6,607
     2,500   Assurant, Inc.                                                      4.90        3/27/2028           2,509
     1,535   Assured Guaranty U.S. Holdings, Inc.                                7.00        6/01/2034           1,736
     3,000   Athene Global Funding(a)                                            3.00        7/01/2022           2,941
     8,000   Athene Holding Ltd.                                                 4.13        1/12/2028           7,478
    10,000   AXA Equitable Holdings, Inc.(h)                                     4.35        4/20/2028           9,799
    10,000   Genworth Holdings, Inc. (3 mo. LIBOR + 2.00%)                       4.62(c)    11/15/2036           5,950
     2,000   Global Atlantic Financial Co.(a)                                    8.63        4/15/2021           2,200
     7,000   Hanover Insurance Group, Inc.                                       4.50        4/15/2026           7,013
    10,000   Hartford Financial Services Group, Inc.
               (3 mo. LIBOR + 2.13%)(a)                                          4.74(c)     2/12/2047            8,565
    15,000   Kemper Corp.                                                        4.35        2/15/2025           14,963
    13,018   Lincoln National Corp. (3 mo. LIBOR + 2.36%)                        5.00(c)     5/17/2066           11,280
     5,000   Loews Corp.                                                         3.75        4/01/2026            5,039
     4,000   Markel Corp.                                                        3.63        3/30/2023            3,986
    12,350   Mercury General Corp.                                               4.40        3/15/2027           12,106
     8,000   MetLife, Inc.                                                       6.40       12/15/2036            8,572
     5,000   MetLife, Inc.(a)                                                    9.25        4/08/2038            6,473
    20,235   Nationwide Mutual Insurance Co. (3 mo.
               LIBOR + 2.29%)(a)                                                 5.08(c)    12/15/2024           20,189
     8,000   Navigators Group, Inc.                                              5.75       10/15/2023            8,410
     1,000   Ohio National Financial Services, Inc.(a)                           6.38        4/30/2020            1,035
     2,000   Ohio National Financial Services, Inc.(a)                           6.63        5/01/2031            2,340
     7,000   Old Republic International Corp.                                    3.88        8/26/2026            6,714

================================================================================

14  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
$   10,025   OneBeacon U.S. Holdings, Inc.                                       4.60%      11/09/2022      $   10,192
     5,000   Primerica, Inc.                                                     4.75        7/15/2022           5,178
     3,000   Principal Financial Global Funding, LLC
               (3 mo. LIBOR + 0.52%)                                             3.30(c)     1/10/2031           2,732
    10,000   ProAssurance Corp.                                                  5.30       11/15/2023          10,538
    10,000   Prudential Financial, Inc.
               (3 mo. LIBOR + 4.18%)(l)                                          5.88        9/15/2042          10,420
     5,000   RLI Corp.                                                           4.88        9/15/2023           5,116
     3,830   Torchmark Corp.                                                     4.55        9/15/2028           3,922
                                                                                                            ----------
                                                                                                               236,335
                                                                                                            ----------
             INVESTMENT COMPANIES (0.6%)
     2,000   Ares Capital Corp.                                                  3.50        2/10/2023           1,905
    10,000   FS KKR Capital Corp.                                                4.00        7/15/2019           9,991
     5,000   Main Street Capital Corp.                                           4.50       12/01/2019           5,009
     5,000   Main Street Capital Corp.                                           4.50       12/01/2022           5,041
                                                                                                            ----------
                                                                                                                21,946
                                                                                                            ----------
             REITs (4.3%)
    10,000   Alexandria Real Estate Equities, Inc.                               4.70        7/01/2030          10,276
     5,000   American Tower Corp.                                                3.45        9/15/2021           5,015
     5,000   Boston Properties, LP                                               3.85        2/01/2023           5,071
     5,000   Boston Properties, LP                                               4.50       12/01/2028           5,177
     5,000   CBL & Associates, LP(j)                                             5.25       12/01/2023           4,225
    16,454   CC Holdings GS V, LLC / Crown Castle
               GS III Corp.                                                      3.85        4/15/2023          16,533
     7,500   Columbia Property Trust Operating
               Partnership, LP                                                   3.65        8/15/2026           7,019
     5,000   Crown Castle International Corp.(b)                                 4.30        2/15/2029           5,030
     9,000   ERP Operating, LP                                                   2.85       11/01/2026           8,542
    10,000   Federal Realty Investment Trust                                     2.75        6/01/2023           9,680
       741   Federal Realty Investment Trust                                     3.25        7/15/2027             707
     5,000   Hospitality Properties Trust                                        4.95        2/15/2027           4,848
     2,000   Hospitality Properties Trust                                        4.38        2/15/2030           1,809
     5,000   Hudson Pacific Properties, LP                                       3.95       11/01/2027           4,659
     4,901   MPT Operating Partnership, LP / MPT
               Finance Corp.                                                     5.25        8/01/2026           4,950
     2,000   Nationwide Health Properties, Inc.
               (Put Date 10/01/2027)                                             6.90       10/01/2037           2,424
    10,000   Omega Healthcare Investors, Inc.                                    4.95        4/01/2024          10,224
     7,500   Physicians Realty, LP                                               4.30        3/15/2027           7,238
     2,000   Realty Income Corp.                                                 5.75        1/15/2021           2,081
     6,000   Realty Income Corp.                                                 3.00        1/15/2027           5,651
     4,000   Sabra Health Care, LP                                               5.13        8/15/2026           3,762

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
$    4,000   Sabra Health Care, LP / Sabra Capital Corp.                         5.50%       2/01/2021      $    4,043
     2,000   Sabra Health Care, LP / Sabra Capital Corp.                         5.38        6/01/2023           2,000
     4,136   Senior Housing Properties Trust                                     3.25        5/01/2019           4,122
     2,000   Senior Housing Properties Trust                                     6.75       12/15/2021           2,095
     4,444   SL Green Operating Partnership, LP                                  3.25       10/15/2022           4,311
     2,750   Starwood Property Trust, Inc.(h)                                    3.63        2/01/2021           2,717
     2,000   Starwood Property Trust, Inc.                                       5.00       12/15/2021           2,025
     5,000   Washington REIT                                                     3.95       10/15/2022           5,081
     3,000   Welltower, Inc.                                                     6.13        4/15/2020           3,092
     2,000   Welltower, Inc.                                                     4.95        1/15/2021           2,054
     3,000   Welltower, Inc.                                                     4.25        4/15/2028           3,023
                                                                                                            ----------
                                                                                                               159,484
                                                                                                            ----------
             SAVINGS & LOANS (1.3%)
    10,000   Banc of California, Inc.                                            5.25        4/15/2025          10,042
    10,000   First Niagara Financial Group, Inc.                                 7.25       12/15/2021          11,050
    10,000   People's United Financial, Inc.                                     3.65       12/06/2022           9,969
     5,000   Sterling Bancorp.                                                   3.50        6/08/2020           4,952
    10,000   TIAA FSB Holdings, Inc.                                             5.75        7/02/2025          10,382
                                                                                                            ----------
                                                                                                                46,395
                                                                                                            ----------
             Total Financial                                                                                   782,613
                                                                                                            ----------
             INDUSTRIAL (4.7%)
             -----------------
             AEROSPACE/DEFENSE (1.1%)
    10,000   Arconic, Inc.                                                       5.40        4/15/2021          10,212
    15,000   Lockheed Martin Corp.                                               3.60        3/01/2035          14,294
     5,000   Northrop Grumman Corp.                                              3.25        1/15/2028           4,847
     5,000   Spirit AeroSystems, Inc.                                            3.85        6/15/2026           4,719
     3,500   United Technologies Corp.                                           3.95        8/16/2025           3,586
     1,364   United Technologies Corp.                                           4.45       11/16/2038           1,375
                                                                                                            ----------
                                                                                                                39,033
                                                                                                            ----------
             BUILDING MATERIALS (0.5%)
     3,000   CRH America, Inc.                                                   5.75        1/15/2021           3,098
     5,000   Martin Marietta Materials, Inc.                                     4.25        7/02/2024           5,066
     6,534   Owens Corning(i)                                                    3.40        8/15/2026           5,894
     5,000   Vulcan Materials Co.                                                3.90        4/01/2027           4,806
                                                                                                            ----------
                                                                                                                18,864
                                                                                                            ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
     5,000   Molex Electronic Technologies, LLC(a)                               3.90        4/15/2025           4,989
                                                                                                            ----------
             ELECTRONICS (0.2%)
     5,000   Jabil, Inc.                                                         3.95        1/12/2028           4,503
     2,604   Keysight Technologies, Inc.                                         4.60        4/06/2027           2,632
                                                                                                            ----------
                                                                                                                 7,135
                                                                                                            ----------

================================================================================

16  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             HAND/MACHINE TOOLS (0.2%)
$    3,000   CFX ESCROW Corp.(a)                                                 6.38%       2/15/2026      $    3,000
     6,000   Stanley Black & Decker, Inc. (3 mo. LIBOR + 4.30%)                  7.09(c)    12/15/2053           6,009
                                                                                                            ----------
                                                                                                                 9,009
                                                                                                            ----------
             MACHINERY-DIVERSIFIED (0.7%)
    10,000   CNH Industrial Capital, LLC                                         3.38        7/15/2019          10,020
    10,000   Wabtec Corp.                                                        3.45       11/15/2026           8,879
     9,091   Wabtec Corp.                                                        4.70        9/15/2028           8,661
                                                                                                            ----------
                                                                                                                27,560
                                                                                                            ----------
             METAL FABRICATION/HARDWARE (0.4%)
     5,658   Timken Co.                                                          4.50       12/15/2028           5,510
    10,000   Worthington Industries, Inc.                                        4.55        4/15/2026           9,930
                                                                                                            ----------
                                                                                                                15,440
                                                                                                            ----------
             PACKAGING & CONTAINERS (0.3%)
     5,000   Crown Americas, LLC / Crown Americas
               Capital Corp.(j)                                                  4.75        2/01/2026           4,913
     5,153   Sealed Air Corp.(a)                                                 6.88        7/15/2033           5,230
                                                                                                            ----------
                                                                                                                10,143
                                                                                                            ----------
             TRANSPORTATION (0.6%)
     4,700   BNSF Funding Trust I (3 mo. LIBOR + 2.35%)(l)                       6.61       12/15/2055           5,083
    10,000   FedEx Corp.                                                         3.90        2/01/2035           9,196
     1,000   Polar Tankers, Inc.(a)                                              5.95        5/10/2037           1,169
     5,000   Ryder System, Inc.                                                  3.45       11/15/2021           5,020
                                                                                                            ----------
                                                                                                                20,468
                                                                                                            ----------
             TRUCKING & LEASING (0.6%)
    20,000   Penske Truck Leasing Co., LP / PTL
               Finance Corp.(a)                                                  4.25        1/17/2023          20,237
                                                                                                            ----------
             Total Industrial                                                                                  172,878
                                                                                                            ----------
             TECHNOLOGY (1.4%)
             -----------------
             COMPUTERS (0.3%)
    10,000   Dell International, LLC / EMC Corp.(a)                              4.42        6/15/2021          10,177
     2,500   Dell International, LLC / EMC Corp.(a)                              5.88        6/15/2021           2,547
                                                                                                            ----------
                                                                                                                12,724
                                                                                                            ----------
             SEMICONDUCTORS (0.5%)
     5,000   Broadcom Corp. / Broadcom Cayman Finance Ltd.                       3.63        1/15/2024           4,868
    10,000   QUALCOMM, Inc.                                                      3.45        5/20/2025           9,769
     3,000   QUALCOMM, Inc.                                                      3.25        5/20/2027           2,842
                                                                                                            ----------
                                                                                                                17,479
                                                                                                            ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             SOFTWARE (0.6%)
$   12,500   Activision Blizzard, Inc.                                           3.40%       9/15/2026      $   12,021
     4,050   Fiserv, Inc.                                                        4.20       10/01/2028           4,056
     5,000   VMware, Inc.                                                        3.90        8/21/2027           4,734
                                                                                                            ----------
                                                                                                                20,811
                                                                                                            ----------
             Total Technology                                                                                   51,014
                                                                                                            ----------
             UTILITIES (4.9%)
             ----------------
             ELECTRIC (4.0%)
     3,000   Black Hills Corp.                                                   5.88        7/15/2020           3,103
     5,000   Black Hills Corp.                                                   3.95        1/15/2026           4,973
     4,736   Bruce Mansfield Unit Pass-Through Trust(m)                          6.85        6/01/2034           3,954
    15,000   Cleco Corporate Holdings, LLC                                       3.74        5/01/2026          14,376
     5,000   Cleveland Electric Illuminating Co.(a)                              4.55       11/15/2030           5,089
     6,050   Dominion Energy, Inc. (3 mo. LIBOR + 2.83%)                         5.63(c)     6/30/2066           5,696
       495   DPL, Inc.                                                           6.75       10/01/2019             504
     3,300   DPL, Inc.                                                           7.25       10/15/2021           3,519
     3,500   Duquesne Light Holdings, Inc.(a)                                    5.90       12/01/2021           3,691
    13,000   Duquesne Light Holdings, Inc.(a)                                    3.62        8/01/2027          12,315
    10,000   Entergy Texas, Inc.                                                 2.55        6/01/2021           9,846
     3,500   FirstEnergy Corp.                                                   3.90        7/15/2027           3,428
     5,000   Georgia Power Co.                                                   3.25        4/01/2026           4,750
     4,667   IPALCO Enterprises, Inc.                                            3.70        9/01/2024           4,587
     3,750   ITC Holdings Corp.                                                  3.35       11/15/2027           3,612
     3,000   N.V. Energy, Inc.                                                   6.25       11/15/2020           3,166
     2,000   Oglethorpe Power Corp.                                              6.10        3/15/2019           2,007
     5,000   Oncor Electric Delivery Co., LLC                                    3.75        4/01/2045           4,761
    15,000   PPL Capital Funding, Inc. (3 mo. LIBOR + 2.67%)                     5.47(c)     3/30/2067          13,580
     2,000   Sempra Energy                                                       9.80        2/15/2019           2,004
     6,900   Southern California Edison Co.
               (3 mo. LIBOR + 4.20%)(l)                                          6.25                -(n)        6,496
    10,000   Southern Co.                                                        3.25        7/01/2026           9,555
     5,000   System Energy Resources, Inc.                                       4.10        4/01/2023           5,095
     4,000   Texas-New Mexico Power Co.(a)                                       9.50        4/01/2019           4,040
     4,500   WEC Energy Group, Inc. (3 mo. LIBOR + 2.11%)                        4.73(c)     5/15/2067           3,945
    10,000   Xcel Energy, Inc.                                                   3.30        6/01/2025           9,911
                                                                                                            ----------
                                                                                                               148,003
                                                                                                            ----------
             GAS (0.6%)
     1,000   Atmos Energy Corp.                                                  8.50        3/15/2019           1,007
    10,000   National Fuel Gas Co.                                               3.75        3/01/2023           9,899
     1,000   National Fuel Gas Co.                                               7.38        6/13/2025           1,103
     4,000   National Fuel Gas Co.                                               3.95        9/15/2027           3,738
     6,120   Spire, Inc.                                                         3.54        2/27/2024           6,016
                                                                                                            ----------
                                                                                                                21,763
                                                                                                            ----------

================================================================================

18  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             WATER (0.3%)
$   10,000   Aquarion Co.(a)                                                     4.00%       8/15/2024      $   10,158
                                                                                                            ----------
             Total Utilities                                                                                   179,924
                                                                                                            ----------
             Total Corporate Obligations (cost: $2,020,263)                                                  2,014,332
                                                                                                            ----------

             EURODOLLAR AND YANKEE OBLIGATIONS (21.6%)

             BASIC MATERIALS (3.2%)
             ----------------------
             CHEMICALS (1.0%)
    10,000   Braskem Finance Ltd.                                                6.45        2/03/2024          10,873
     3,000   Incitec Pivot Finance, LLC(a)                                       6.00       12/10/2019           3,063
    10,000   Nutrien Ltd.                                                        3.00        4/01/2025           9,376
     7,230   Yara International ASA(a)                                           3.80        6/06/2026           6,847
     7,773   Yara International ASA(a)                                           4.75        6/01/2028           7,827
                                                                                                            ----------
                                                                                                                37,986
                                                                                                            ----------
             IRON/STEEL (0.4%)
     2,000   ArcelorMittal                                                       5.50        3/01/2021           2,071
     4,000   ArcelorMittal                                                       6.25        2/25/2022           4,249
     5,000   Vale Overseas Ltd.(j)                                               4.38        1/11/2022           5,023
     5,000   Vale Overseas Ltd.(j)                                               6.25        8/10/2026           5,356
                                                                                                            ----------
                                                                                                                16,699
                                                                                                            ----------
             MINING (1.8%)
     5,000   Anglo American Capital plc(a)                                       4.13        4/15/2021           5,000
     2,500   Anglo American Capital plc(a)                                       3.75        4/10/2022           2,479
     3,333   Anglo American Capital plc(a)                                       4.00        9/11/2027           3,150
     5,000   First Quantum Minerals Ltd.(a)                                      6.88        3/01/2026           4,550
    12,000   Fresnillo plc(a),(j)                                                5.50       11/13/2023          12,495
    15,000   Glencore Funding, LLC(a)                                            4.00        3/27/2027          14,432
    10,000   Goldcorp, Inc.                                                      3.70        3/15/2023           9,990
     2,500   Kinross Gold Corp.                                                  5.95        3/15/2024           2,588
     3,000   Kinross Gold Corp.                                                  4.50        7/15/2027           2,707
     3,000   Southern Copper Corp.                                               3.88        4/23/2025           2,981
     5,000   Teck Resources Ltd.                                                 3.75        2/01/2023           4,900
                                                                                                            ----------
                                                                                                                65,272
                                                                                                            ----------
             Total Basic Materials                                                                             119,957
                                                                                                            ----------
             COMMUNICATIONS (0.8%)
             ---------------------
             INTERNET (0.2%)
     5,000   Baidu, Inc.                                                         4.38        5/14/2024           5,103
                                                                                                            ----------
             MEDIA (0.1%)
     4,622   Pearson Funding Four plc(a)                                         3.75        5/08/2022           4,558
                                                                                                            ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS (0.5%)
$    5,000   British Telecommunications plc(h)                                   4.50%      12/04/2023      $    5,153
    10,000   Deutsche Telekom International Finance B.V.(a)                      4.38        6/21/2028          10,114
     3,333   Vodafone Group plc                                                  5.00        5/30/2038           3,233
                                                                                                            ----------
                                                                                                                18,500
                                                                                                            ----------
             Total Communications                                                                               28,161
                                                                                                            ----------
             CONSUMER, CYCLICAL (1.9%)
             -------------------------
             AIRLINES (1.5%)
     5,000   Air Canada Pass-Through Trust(a)                                    5.00        3/15/2020           5,025
     3,079   Air Canada Pass-Through Trust(a)                                    5.38        5/15/2021           3,123
     7,779   Air Canada Pass-Through Trust(a)                                    3.88        3/15/2023           7,603
     7,615   Air Canada Pass-Through Trust(a)                                    4.13        5/15/2025           7,616
     5,277   Air Canada Pass-Through Trust(a)                                    3.75       12/15/2027           5,179
    11,708   British Airways Pass-Through Trust(a)                               4.63        6/20/2024          12,023
     2,875   Latam Airlines Pass-Through Trust                                   4.20       11/15/2027           2,801
       678   Virgin Australia Pass-Through Trust(a)                              6.00       10/23/2020             689
    10,000   WestJet Airlines Ltd.(a)                                            3.50        6/16/2021           9,710
                                                                                                            ----------
                                                                                                                53,769
                                                                                                            ----------
             LEISURE TIME (0.3%)
    11,400   Silversea Cruise Finance Ltd.(a)                                    7.25        2/01/2025          12,269
                                                                                                            ----------
             RETAIL (0.1%)
     3,334   Alimentation Couche-Tard, Inc.(a)                                   3.55        7/26/2027           3,176
                                                                                                            ----------
             Total Consumer, Cyclical                                                                           69,214
                                                                                                            ----------
             CONSUMER, NON-CYCLICAL (2.7%)
             -----------------------------
             AGRICULTURE (0.8%)
     2,000   BAT Capital Corp.(h)                                                4.39        8/15/2037           1,710
    10,000   BAT International Finance plc(a)                                    3.25        6/07/2022           9,877
    10,000   Imperial Brands Finance plc(a)                                      4.25        7/21/2025          10,024
     8,000   Viterra, Inc.(a)                                                    5.95        8/01/2020           8,260
                                                                                                            ----------
                                                                                                                29,871
                                                                                                            ----------
             BEVERAGES (0.9%)
    10,000   Anheuser-Busch InBev Worldwide, Inc.(i)                             4.90        1/23/2031          10,436
     6,500   Anheuser-Busch InBev Worldwide, Inc.                                4.38        4/15/2038           5,961
    10,000   Bacardi Ltd.(a)                                                     2.75        7/15/2026           8,611
    10,000   Becle S.A.B de C.V.(a)                                              3.75        5/13/2025           9,590
                                                                                                            ----------
                                                                                                                34,598
                                                                                                            ----------
             COMMERCIAL SERVICES (0.1%)
     2,500   Ashtead Capital, Inc.(a),(h)                                        4.13        8/15/2025           2,400
     2,500   Ashtead Capital, Inc.(a)                                            5.25        8/01/2026           2,534
                                                                                                            ----------
                                                                                                                 4,934
                                                                                                            ----------

================================================================================

20  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             FOOD (0.1%)
$    5,000   Smithfield Foods, Inc.(a)                                           4.25%       2/01/2027      $    4,573
                                                                                                            ----------
             PHARMACEUTICALS (0.8%)
     5,405   Bayer U.S. Finance II, LLC(a)                                       2.85        4/15/2025           4,842
     5,000   Bayer U.S. Finance II, LLC(a)                                       4.63        6/25/2038           4,664
     5,000   Takeda Pharmaceutical Co. Ltd.(a),(h)                               5.00       11/26/2028           5,263
    15,000   Teva Pharmaceutical Finance Netherlands III B.V.                    3.15       10/01/2026          12,475
       500   Teva Pharmaceutical Finance Netherlands III B.V.                    6.75        3/01/2028             519
                                                                                                            ----------
                                                                                                                27,763
                                                                                                            ----------
             Total Consumer, Non-cyclical                                                                      101,739
                                                                                                            ----------
             DIVERSIFIED (0.4%)
             ------------------
             HOLDING COMPANIES-DIVERSIFIED (0.4%)
     7,500   CK Hutchison International Ltd.(a)                                  2.75       10/03/2026           6,963
     5,000   CK Hutchison International Ltd.(a)                                  3.50        4/05/2027           4,894
     2,000   Hutchison Whampoa International Ltd.(a)                             4.63        1/13/2022           2,069
                                                                                                            ----------
             Total Diversified                                                                                  13,926
                                                                                                            ----------
             ENERGY (1.4%)
             -------------
             OIL & GAS (1.0%)
     2,750   Aker BP ASA(a)                                                      6.00        7/01/2022           2,826
     4,880   Aker BP ASA(a)                                                      5.88        3/31/2025           5,026
     4,500   Canadian Natural Resources Ltd.                                     3.85        6/01/2027           4,417
     3,350   Eni SpA(a)                                                          4.75        9/12/2028           3,392
     2,940   Hunt Oil Co. of Peru, LLC Sucursal Del Peru(a)                      6.38        6/01/2028           3,108
     1,000   Husky Energy, Inc.                                                  7.25       12/15/2019           1,034
     5,000   Petroleos Mexicanos                                                 4.50        1/23/2026           4,412
    10,000   Petroleos Mexicanos                                                 6.50        3/13/2027           9,620
     2,000   Woodside Finance Ltd.(a)                                            4.60        5/10/2021           2,031
                                                                                                            ----------
                                                                                                                35,866
                                                                                                            ----------
             PIPELINES (0.4%)
     5,000   APT Pipelines Ltd.(a)                                               4.20        3/23/2025           5,021
    10,000   TransCanada PipeLines Ltd.                                          4.75        5/15/2038          10,202
                                                                                                            ----------
                                                                                                                15,223
                                                                                                            ----------
             Total Energy                                                                                       51,089
                                                                                                            ----------
             FINANCIAL (7.6%)
             ----------------
             BANKS (5.4%)
    10,000   ABN AMRO Bank N.V.(a)                                               4.75        7/28/2025          10,204
    10,000   ABN AMRO Bank N.V.(a)                                               4.80        4/18/2026          10,207
    10,000   Australia & New Zealand Banking Group Ltd.(a)                       4.40        5/19/2026           9,897
     3,750   Bank of Montreal (5 Yr. Semi-Annual
               Swap + 1.43%)(l)                                                  3.80       12/15/2032           3,576

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
$    2,450   Barclays Bank plc (6 mo. LIBOR + 0.25%)                             3.13%(c)            -(n)   $    1,856
     6,200   Barclays plc                                                        4.84        5/09/2028           5,962
    15,000   BNP Paribas S.A.(a)                                                 4.38        5/12/2026          14,692
     5,000   BPCE S.A.(a)                                                        4.63        9/12/2028           5,072
    10,000   Cooperatieve Rabobank U.A.                                          3.88        2/08/2022          10,224
     8,451   Cooperatieve Rabobank U.A.                                          3.95       11/09/2022           8,531
     2,222   Credit Suisse Group AG (3 mo. LIBOR + 1.41%)(a),(l)                 3.87        1/12/2029           2,125
    10,000   Credit Suisse Group Funding Guernsey Ltd.                           4.55        4/17/2026          10,176
    10,000   HSBC Bank plc (6 mo. LIBOR + 0.25%)                                 3.13(c)             -(n)        7,128
    10,000   HSBC Holdings plc                                                   3.90        5/25/2026           9,967
     5,900   ING Groep N.V.                                                      3.95        3/29/2027           5,763
     5,000   ING Groep N.V.                                                      4.55       10/02/2028           5,080
     5,000   Lloyds Banking Group plc                                            4.55        8/16/2028           5,024
     5,000   Lloyds Banking Group plc (3 mo. LIBOR + 1.21%)(l)                   3.57       11/07/2028           4,661
    10,000   Nordea Bank Abp(a)                                                  4.25        9/21/2022          10,147
     4,000   Royal Bank of Scotland Group plc
               (3 mo.LIBOR + 2.32%)                                              5.12(c)             -(n)        3,780
    10,000   Royal Bank of Scotland Group plc                                    6.13       12/15/2022          10,520
     5,000   Royal Bank of Scotland Group plc
               (1 mo. LIBOR + 1.91%)(l)                                          5.08        1/27/2030           5,052
    15,000   Santander UK plc(a)                                                 5.00       11/07/2023          15,126
     7,500   Standard Chartered plc (1 mo. LIBOR + 1.97%)(a),(l)                 4.87        3/15/2033           7,341
     7,500   Swedbank AB(a)                                                      2.65        3/10/2021           7,431
    10,000   Westpac Banking Corp. (5 Yr. Semi-Annual
               Swap + 2.24%)(l)                                                  4.32       11/23/2031           9,721
                                                                                                            ----------
                                                                                                               199,263
                                                                                                            ----------
             DIVERSIFIED FINANCIAL SERVICES (0.2%)
     3,000   AerCap Ireland Capital DAC / AerCap
               Global Aviation Trust                                             4.63        7/01/2022           3,013
         3   Ahold Lease USA, Inc. Pass-Through Trust                            7.82        1/02/2020               3
     5,000   Brookfield Finance, Inc.(h)                                         4.85        3/29/2029           4,993
                                                                                                            ----------
                                                                                                                 8,009
                                                                                                            ----------
             INSURANCE (1.2%)
    10,000   Oil Insurance Ltd. (3 mo. LIBOR + 2.98%)(a)                         5.79(c)             -(n)        9,440
    20,056   QBE Capital Funding III Ltd.
               (10 Yr. Semi-Annual Swap + 4.05%)(a),(l)                          7.25        5/24/2041          20,849
     5,000   XLIT Ltd. (3 mo. LIBOR + 2.46%)                                     5.24(c)             -(n)        4,775
    10,000   XLIT Ltd.                                                           4.45        3/31/2025          10,221
                                                                                                            ----------
                                                                                                                45,285
                                                                                                            ----------
             REAL ESTATE (0.1%)
     4,167   Ontario Teachers' Cadillac Fairview Properties
               Trust(a),(b)                                                      4.13        2/01/2029           4,226
                                                                                                            ----------

================================================================================

22  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             REITs (0.3%)
$   10,750   WEA Finance, LLC / Westfield UK & Europe
               Finance plc(a)                                                    3.75%       9/17/2024      $   10,814
                                                                                                            ----------
             SAVINGS & LOANS (0.4%)
     2,850   Nationwide Building Society
               (3 mo. LIBOR + 1.39%)(a),(l)                                      4.36        8/01/2024           2,862
    10,000   Nationwide Building Society(a)                                      4.00        9/14/2026           9,342
                                                                                                            ----------
                                                                                                                12,204
                                                                                                            ----------
             Total Financial                                                                                   279,801
                                                                                                            ----------
             INDUSTRIAL (2.2%)
             -----------------
             AEROSPACE/DEFENSE (0.3%)
    10,000   BAE Systems Holdings, Inc.(a)                                       3.85       12/15/2025           9,971
                                                                                                            ----------
             BUILDING MATERIALS (0.0%)
     1,154   Boral Finance Proprietary Ltd.(a)                                   3.75        5/01/2028           1,089
                                                                                                            ----------
             ELECTRONICS (0.0%)
     1,200   Tyco Electronics Group S.A.                                         3.13        8/15/2027           1,131
                                                                                                            ----------
             ENGINEERING & CONSTRUCTION (0.6%)
    10,000   Heathrow Funding Ltd.(a)                                            4.88        7/15/2021          10,341
    10,000   Sydney Airport Finance Co. Proprietary Ltd.(a)                      3.90        3/22/2023           9,981
     2,000   Sydney Airport Finance Co. Proprietary Ltd.                         3.63        4/28/2026           1,940
                                                                                                            ----------
                                                                                                                22,262
                                                                                                            ----------
             MACHINERY-DIVERSIFIED (0.1%)
     5,000   CNH Industrial N.V.                                                 3.85       11/15/2027           4,640
                                                                                                            ----------
             MISCELLANEOUS MANUFACTURERS (0.3%)
    10,000   Siemens Financieringsmatschappij N.V.(a)                            3.25        5/27/2025           9,968
                                                                                                            ----------
             PACKAGING & CONTAINERS (0.5%)
     5,000   Amcor Finance USA, Inc.(a)                                          3.63        4/28/2026           4,807
     1,000   Ardagh Packaging Finance plc / Ardagh
               Holdings USA, Inc.(a)                                             4.25        9/15/2022             992
     5,500   Brambles USA, Inc.(a)                                               4.13       10/23/2025           5,513
     7,500   CCL Industries, Inc.(a)                                             3.25       10/01/2026           7,011
                                                                                                            ----------
                                                                                                                18,323
                                                                                                            ----------
             TRANSPORTATION (0.3%)
     8,000   Canadian National Railway Co.                                       2.75        3/01/2026           7,678
     4,261   Pacific National Finance Proprietary Ltd.(a)                        4.63        9/23/2020           4,317
                                                                                                            ----------
                                                                                                                11,995
                                                                                                            ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             TRUCKING & LEASING (0.1%)
$    2,898   DAE Funding, LLC(a)                                                 4.50%       8/01/2022      $    2,869
                                                                                                            ----------
             Total Industrial                                                                                   82,248
                                                                                                            ----------
             TECHNOLOGY (0.1%)
             -----------------
             SEMICONDUCTORS (0.1%)
     4,614   NXP B.V. / NXP Funding, LLC(a),(h)                                  4.13        6/01/2021           4,643
                                                                                                            ----------
             UTILITIES (1.3%)
             ----------------
             ELECTRIC (1.3%)
     5,000   Comision Federal de Electricidad(a)                                 4.75        2/23/2027           4,888
     6,000   EDP Finance B.V.(a)                                                 4.13        1/15/2020           6,027
    10,000   Electricite de France S.A. (10 Yr. Semi-Annual
               Swap + 3.71%)(a),(l)                                              5.25                -(n)        9,908
     5,000   Emera U.S. Finance, LP                                              3.55        6/15/2026           4,771
     5,000   Enel Finance International N.V.(a)                                  3.63        5/25/2027           4,499
    10,000   Fortis, Inc.                                                        3.06       10/04/2026           9,318
     5,000   Infraestructura Energetica Nova S.A.B. de C.V.(a)                   3.75        1/14/2028           4,531
     3,500   Transelec S.A.(a)                                                   3.88        1/12/2029           3,277
                                                                                                            ----------
             Total Utilities                                                                                    47,219
                                                                                                            ----------
             Total Eurodollar and Yankee Obligations (cost: $800,240)                                          797,997
                                                                                                            ----------
             FOREIGN GOVERNMENT OBLIGATIONS (0.1%)
     5,000   Italy Government International Bond (cost: $5,955)                  5.38        6/15/2033           5,260
                                                                                                            ----------

             MUNICIPAL OBLIGATIONS (3.6%)

             CALIFORNIA (0.3%)
     3,000   Long Beach Unified School District                                  5.91        8/01/2025           3,388
     3,000   Los Alamitos Unified School District                                6.19        2/01/2026           3,547
     5,000   San Jose Redev. Agency Successor Agency                             3.23        8/01/2027           4,955
                                                                                                            ----------
                                                                                                                11,890
                                                                                                            ----------
             COLORADO (0.0%)
     1,000   State Board of Governors Univ. Enterprise System                    4.90        3/01/2021           1,045
                                                                                                            ----------
             CONNECTICUT (0.2%)
     1,250   City of New Haven                                                   4.43        8/01/2028           1,304
     2,200   State                                                               3.69        9/15/2024           2,232
     3,000   State Dev. Auth.                                                    5.50        4/01/2021           3,190
                                                                                                            ----------
                                                                                                                 6,726
                                                                                                            ----------
             FLORIDA (0.3%)
     3,300   Miami-Dade County Transit System                                    4.59        7/01/2021           3,384
     4,000   Palm Beach County School District                                   5.40        8/01/2025           4,489

================================================================================

24  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
$    2,000   State Department of Environmental
               Protection (PRE)                                                  5.76%       7/01/2020      $    2,025
     2,500   Tohopekaliga Water Auth. (PRE)                                      5.25       10/01/2036           2,729
                                                                                                            ----------
                                                                                                                12,627
                                                                                                            ----------
             ILLINOIS (0.3%)
     2,470   Chicago Midway International Airport                                5.00        1/01/2025           2,743
     1,500   Finance Auth.                                                       5.45        8/01/2038           1,540
     5,000   State                                                               5.00        8/01/2019           5,065
                                                                                                            ----------
                                                                                                                 9,348
                                                                                                            ----------
             MARYLAND (0.4%)
     3,000   Baltimore Board of School Commissioners                             5.69       12/15/2025           3,496
     2,295   EDC                                                                 4.05        6/01/2027           2,276
     2,390   EDC                                                                 4.15        6/01/2028           2,351
     2,490   EDC                                                                 4.25        6/01/2029           2,441
     1,330   EDC                                                                 4.35        6/01/2030           1,301
     1,385   EDC                                                                 4.40        6/01/2031           1,348
                                                                                                            ----------
                                                                                                                13,213
                                                                                                            ----------
             NEW JERSEY (0.6%)
     2,525   City of Atlantic                                                    4.23        9/01/2025           2,600
     2,410   City of Atlantic                                                    4.29        9/01/2026           2,489
    10,000   EDA                                                                 4.45        6/15/2020          10,132
     2,500   EDA                                                                 5.71        6/15/2030           2,793
     3,000   Transportation Trust Fund Auth.                                     5.75       12/15/2028           3,303
                                                                                                            ----------
                                                                                                                21,317
                                                                                                            ----------
             NEW YORK (0.6%)
     5,000   City of New York                                                    6.27       12/01/2037           6,303
     5,000   MTA                                                                 6.73       11/15/2030           6,322
     2,500   New York City Transitional Finance Auth.                            5.00        2/01/2035           2,639
     3,500   State Mortgage Agency                                               4.20       10/01/2027           3,577
       110   Town of Oyster Bay                                                  3.55        2/01/2019             110
     1,825   Town of Oyster Bay                                                  3.80        2/01/2020           1,827
     1,500   Town of Oyster Bay                                                  3.95        2/01/2021           1,504
                                                                                                            ----------
                                                                                                                22,282
                                                                                                            ----------
             NORTH CAROLINA (0.1%)
     3,000   City of Kannapolis                                                  7.28        3/01/2027           3,130
                                                                                                            ----------
             OHIO (0.1%)
     3,000   Miami University                                                    6.67        9/01/2028           3,678
                                                                                                            ----------
             OKLAHOMA (0.2%)
     5,250   Dev. Finance Auth.                                                  5.45        8/15/2028           5,605
                                                                                                            ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             PENNSYLVANIA (0.0%)
$    1,000   Economic Dev. Finance Auth.                                         3.20%      11/15/2027      $      982
                                                                                                            ----------
             TEXAS (0.4%)
     3,430   City of Austin CCD                                                  6.76        8/01/2030           4,316
     4,350   Ector County Hospital District                                      6.80        9/15/2025           4,422
     1,480   Gainesville Hospital District                                       4.56        8/15/2021           1,491
     4,100   Harris County                                                       4.45       11/15/2031           3,968
                                                                                                            ----------
                                                                                                                14,197
                                                                                                            ----------
             WASHINGTON (0.1%)
     5,000   State (PRE)                                                         5.25        2/01/2036           5,351
                                                                                                            ----------
             Total Municipal Obligations (cost: $122,984)                                                      131,391
                                                                                                            ----------

             PREFERRED BONDS (0.1%)

             FINANCIAL (0.1%)
             ----------------
             INSURANCE (0.1%)
     3,000   Catlin Insurance Co. Ltd. (3 mo. LIBOR + 2.98%)(a)
               (cost: $3,000)                                                    5.74(c)             -(n)        2,892
                                                                                                            ----------
             Total Preferred Bonds (cost: $3,000)                                                                2,892
                                                                                                            ----------

             U.S. GOVERNMENT AGENCY ISSUES (3.0%)(o)

             COMMERCIAL MBS (2.8%)
    123,874  Fannie Mae(+)(g)                                                    0.55(f)     4/25/2022           1,779
      3,500  Fannie Mae(+)                                                       2.78(f)     2/25/2027           3,416
      2,500  Fannie Mae(+)                                                       2.96(f)     2/25/2027           2,458
      3,553  Fannie Mae(+)                                                       3.04(f)     3/25/2028           3,503
     66,888  Freddie Mac(+)(g)                                                   0.85(f)    10/25/2022           1,803
     67,720  Freddie Mac(+)(g)                                                   1.26(f)     8/25/2022           2,526
     38,247  Freddie Mac(+)(g)                                                   1.30(f)    12/25/2021           1,176
     20,644  Freddie Mac(+)(g)                                                   1.63(f)     3/25/2022             886
     20,000  Freddie Mac(+)                                                      2.65        8/25/2026          19,417
     15,000  Freddie Mac(+)                                                      2.67        3/25/2026          14,709
     12,000  Freddie Mac(+)                                                      2.85        3/25/2026          11,757
      2,922  Freddie Mac(+)                                                      3.30(f)    11/25/2027           2,951
     10,000  Freddie Mac(+)                                                      3.37        7/25/2025          10,123
      5,000  Freddie Mac(+)                                                      3.41       12/25/2026           5,098
      5,000  Freddie Mac(+)                                                      3.43(f)     1/25/2027           5,114
        891  Freddie Mac(+)                                                      3.46       11/25/2032             884
      3,000  Freddie Mac(+)                                                      3.65(f)     2/25/2028           3,106
     10,000  Freddie Mac(+)                                                      3.77       12/25/2028          10,433
      3,000  FREMF Mortgage Trust(a)                                             3.49(f)    11/25/2023           2,986
                                                                                                            ----------
                                                                                                               104,125
                                                                                                            ----------

================================================================================

26  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE        MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             FGLMC COLLATERAL (0.0%)
$       74   Freddie Mac(+)                                                      5.00%       9/01/2020      $       74
        75   Freddie Mac(+)                                                      5.50        4/01/2036              82
                                                                                                            ----------
                                                                                                                   156
                                                                                                            ----------
             FNMA COLLATERAL (0.2%)
     6,628   Fannie Mae(+)                                                       2.50        7/01/2027           6,562
                                                                                                            ----------
             Total U.S. Government Agency Issues (cost: $111,380)                                              110,843
                                                                                                            ----------

             U.S. TREASURY SECURITIES (4.4%)

             BONDS (2.3%)
     5,050   U.S. Treasury Bond                                                  2.25        8/15/2046           4,332
    50,000   U.S. Treasury Bond                                                  2.50        2/15/2045          45,471
    20,000   U.S. Treasury Bond                                                  2.75        8/15/2042          19,242
     5,000   U.S. Treasury Bond                                                  2.75       11/15/2042           4,804
    10,000   U.S. Treasury Bond                                                  3.50        2/15/2039          10,992
                                                                                                            ----------
                                                                                                                84,841
                                                                                                            ----------
             NOTES (2.1%)
    10,000   U.S. Treasury Note                                                  2.25       11/15/2027           9,716
    47,900   U.S. Treasury Note(p)                                               2.38        5/15/2027          47,168
    10,000   U.S. Treasury Note                                                  2.75        2/15/2028          10,105
    10,000   U.S. Treasury Note                                                  2.88       11/15/2046           9,763
                                                                                                            ----------
                                                                                                                76,752
                                                                                                            ----------
             Total U.S. Treasury Securities (cost: $166,800)                                                   161,593
                                                                                                            ----------
             Total Bonds (cost: $3,515,285)                                                                  3,510,521
                                                                                                            ----------

----------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
----------------------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (1.7%)

             PREFERRED STOCKS (1.7%)

             COMMUNICATIONS (0.3%)
             ---------------------
             TELECOMMUNICATIONS (0.3%)
     7,000   Centaur Funding Corp., 9.08%(a)                                                                     7,455
   200,000   Qwest Corp., 6.50%                                                                                  4,234
                                                                                                            ----------
             Total Communications                                                                               11,689
                                                                                                            ----------
             CONSUMER, NON-CYCLICAL (0.7%)
             -----------------------------
             AGRICULTURE (0.3%)
   400,000   CHS, Inc., 7.10%, (3 mo. LIBOR + 4.30%)(c),(n)                                                     10,690
                                                                                                            ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                            (000)
----------------------------------------------------------------------------------------------------------------------
             FOOD (0.4%)
   150,000   Dairy Farmers of America, Inc., cumulative redeemable, 7.88%(a),(n)                            $   14,962
                                                                                                            ----------
             Total Consumer, Non-cyclical                                                                       25,652
                                                                                                            ----------
             FINANCIAL (0.6%)
             ----------------
             BANKS (0.2%)
    87,500   Citigroup Capital XIII, 9.12%, (3 mo. LIBOR + 6.37%)(c)                                             2,298
    50,000   HSBC Holdings plc, 6.20%(n)                                                                         1,268
     5,000   U.S. Bancorp, 3.81%, (3 mo. LIBOR + 1.02%)(c),(n)                                                   3,987
                                                                                                            ----------
                                                                                                                 7,553
                                                                                                            ----------
             INSURANCE (0.2%)
     2,000   American Overseas Group Ltd., non-cumulative, 6.29%,
               (3 mo. LIBOR + 3.56%)(c),(k),(q),(r)                                                                500
   369,987   Delphi Financial Group, Inc., cumulative redeemable, 5.93%,
               (3 mo. LIBOR + 3.19%)(c)                                                                          8,556
                                                                                                            ----------
                                                                                                                 9,056
                                                                                                            ----------
             REITs (0.2%)
   100,000   Equity Residential Properties Trust, 8.29%, Series K, depositary
               shares, cumulative redeemable(n)                                                                  6,200
                                                                                                            ----------
             Total Financial                                                                                    22,809
                                                                                                            ----------
             GOVERNMENT (0.1%)
             -----------------
             SOVEREIGN (0.1%)
     2,000   CoBank ACB, 3.92%, (3 mo. LIBOR + 1.18%)(a),(c),(n)                                                 1,210
                                                                                                            ----------
             Total Preferred Stocks (cost: $62,432)                                                             61,360
                                                                                                            ----------
             Total Equity Securities (cost: $62,432)                                                            61,360
                                                                                                            ----------

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                          COUPON
(000)                                                                            RATE        MATURITY
----------------------------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (2.7%)

             COMMERCIAL PAPER (2.3%)
$   11,202   Centerpoint Energy, Inc.(a)                                         2.75%      2/06/2019           11,198
     7,432   Centerpoint Energy, Inc.(a)                                         2.74       2/07/2019            7,428
     9,012   CSLB Holdings, Inc.(a)                                              2.78       2/05/2019            9,009
    10,000   CSLB Holdings, Inc.(a)                                              2.70       2/08/2019            9,995
    12,375   CSLB Holdings, Inc.(a)                                              2.85       2/22/2019           12,354
    12,898   E. I. du Pont(a)                                                    2.71       2/26/2019           12,874
     2,500   Eversource Energy(a)                                                2.69       2/05/2019            2,499
     5,000   Kraft Food Group, Inc.(a)                                           2.67       2/01/2019            5,000

================================================================================

28  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                          COUPON                           VALUE
(000)        SECURITY                                                            RATE       MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------

$      724   Sherwin Williams Co.(a)                                             2.78%      2/05/2019       $      724
     9,400   Southern Co. Gas Capital Corp.(a)                                   2.80       2/21/2019            9,385
     6,000   Spectra Energy Partners(a)                                          2.70       2/04/2019            5,999
                                                                                                            ----------
             Total Commercial Paper (cost: $86,465)                                                             86,465
                                                                                                            ----------

----------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
----------------------------------------------------------------------------------------------------------------------
             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.4%)
14,262,746   State Street Institutional Treasury Money Market Fund
               Premier Class, 2.31%(s) (cost: $14,263)                                                          14,263
                                                                                                            ----------
             Total Money Market Instruments (cost: $100,728)                                                   100,728
                                                                                                            ----------

             SHORT-TERM INVESTMENT PURCHASED WITH CASH
             COLLATERAL FROM SECURITIES LOANED (1.1%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.1%)
38,945,438   HSBC U.S. Government Money Market Fund Class I, 2.38%(s)                                           38,946
                                                                                                            ----------
             Total Short-Term Investment Purchased with Cash Collateral from
               Securities Loaned (cost: $38,946)                                                                38,946
                                                                                                            ----------

             TOTAL INVESTMENTS (COST: $3,717,391)                                                           $3,711,555
                                                                                                            ==========

----------------------------------------------------------------------------------------------------------------------
                                                                                                            UNREALIZED
                                                                NOTIONAL                                 APPRECIATION/
NUMBER OF                                  EXPIRATION            AMOUNT              CONTRACT           (DEPRECIATION)
CONTRACTS    DESCRIPTION                      DATE               (000)              VALUE (000)                  (000)
----------------------------------------------------------------------------------------------------------------------
             FUTURES (2.2%)

             LONG FUTURES

             INTEREST RATE CONTRACTS
       270   U.S. Treasury Bond            3/20/2019           USD 37,615             $39,606                $1,991
       350   U.S. Treasury Note            3/20/2019           USD 41,747              42,864                 1,117
                                                                                      -------                ------

             TOTAL LONG FUTURES                                                       $82,470                $3,108
                                                                                      -------                ------

             TOTAL FUTURES                                                            $82,470                $3,108
                                                                                      =======                ======

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                           LEVEL 1             LEVEL 2        LEVEL 3            TOTAL
------------------------------------------------------------------------------------------------------------
Bonds:
  Asset-Backed Securities                       $      -          $   63,291           $  -       $   63,291
  Bank Loans                                           -              64,593              -           64,593
  Collateralized Loan Obligations                      -              61,941              -           61,941
  Collateralized Mortgage Obligations                  -               1,663              -            1,663
  Commercial Mortgage Securities                       -              94,725              -           94,725
  Corporate Obligations                                -           2,014,332              -        2,014,332
  Eurodollar and Yankee Obligations                    -             797,997              -          797,997
  Foreign Government Obligations                       -               5,260              -            5,260
  Municipal Obligations                                -             131,391              -          131,391
  Preferred Bonds                                      -               2,892              -            2,892
  U.S. Government Agency Issues                        -             110,843              -          110,843
  U.S. Treasury Securities                       161,593                   -              -          161,593
Equity Securities:
  Preferred Stocks                                 1,268              59,592            500           61,360
Money Market Instruments:
  Commercial Paper                                     -              86,465              -           86,465
  Government & U.S. Treasury
    Money Market Funds                            14,263                   -              -           14,263
Short-Term Investment Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                            38,946                   -              -           38,946
Futures(1)                                         3,108                   -              -            3,108
------------------------------------------------------------------------------------------------------------
    Total                                       $219,178          $3,494,985           $500       $3,714,663
------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At January 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

30  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 24.5% of net assets at January 31, 2019.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

    the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing. Rate represents an annualized yield at time of purchase or coupon rate, if applicable.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD       Community College District

    CMT       Constant Maturity Treasury

================================================================================

32  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    EDA       Economic Development Authority

    EDC       Economic Development Corp.

    LIBOR     London Interbank Offered Rate

    MTA       Metropolitan Transportation Authority

    PRE       Pre-refunded to a date prior to maturity

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

    (c) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at January 31, 2019.

    (d) Bank loans (loans) - are not registered under the Securities Act of 1933. The loans contain certain restrictions on resale and cannot be sold publicly. The stated interest rates represent the all in interest rate of all contracts within the loan facilities. The interest rates are adjusted periodically, and the rates disclosed represent the current rate at January 31, 2019. The weighted average life of the loans are likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loans are deemed liquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (e) The bank loan will settle after January 31, 2019, at which time the interest rate will be determined.

    (f) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (g) Security is interest only. Interest-only commercial mortgage-backed securities (CMBS IOs) represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    (h) The security, or a portion thereof, is segregated to cover the value of open futures contracts at January 31, 2019.

    (i) At January 31, 2019, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

================================================================================

34  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    (j) The security, or a portion thereof, was out on loan as of January 31, 2019.

    (k) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (l) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

    (m) At January 31, 2019, the issuer was in default with respect to interest and/or principal payments.

    (n) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (o) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury,

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

        FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (p) Securities with a value of $1,969,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (q) Security was fair valued at January 31, 2019, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $500,000, which represented less than 0.1% of the Fund's net assets.

    (r) Security was classified as Level 3.

    (s) Rate represents the money market fund annualized seven-day yield at January 31, 2019.

See accompanying notes to financial statements.

================================================================================

36  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
      securities on loan of $39,019) (cost of $3,717,391)                                $3,711,555
   Cash                                                                                          58
   Receivables:
      Capital shares sold                                                                     2,139
      USAA Asset Management Company (Note 7)                                                      2
      Interest                                                                               37,408
      Securities sold                                                                        21,774
      Other                                                                                      29
      Variation margin on futures contracts                                                   3,110
                                                                                         ----------
            Total assets                                                                  3,776,075
                                                                                         ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                       38,946
      Securities purchased                                                                   43,420
      Capital shares redeemed                                                                 2,577
      Payable to broker                                                                       2,676
      Dividends on capital shares                                                               570
   Accrued management fees                                                                    1,094
   Accrued transfer agent's fees                                                                 85
   Other accrued expenses and payables                                                          335
                                                                                         ----------
            Total liabilities                                                                89,703
                                                                                         ----------
               Net assets applicable to capital shares outstanding                       $3,686,372
                                                                                         ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $3,706,876
   Accumulated loss                                                                         (20,504)
                                                                                         ----------
               Net assets applicable to capital shares outstanding                       $3,686,372
                                                                                         ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,866,235/180,796 capital shares
         outstanding, no par value)                                                      $    10.32
                                                                                         ==========
      Institutional Shares (net assets of $1,768,007/171,252 capital shares
         outstanding, no par value)                                                      $    10.32
                                                                                         ==========
      Adviser Shares (net assets of $47,033/4,562 capital shares
         outstanding, no par value)                                                      $    10.31
                                                                                         ==========
      R6 Shares (net assets of $5,097/494 capital shares outstanding,
         no par value)                                                                   $    10.33
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                               $  1,930
   Interest                                                                                  79,813
   Securities lending (net)                                                                     154
                                                                                           --------
      Total income                                                                           81,897
                                                                                           --------
EXPENSES
   Management fees                                                                            6,697
   Administration and servicing fees:
      Fund Shares                                                                             1,415
      Institutional Shares                                                                      918
      Adviser Shares                                                                             37
      R6 Shares                                                                                   1
   Transfer agent's fees:
      Fund Shares                                                                             1,087
      Institutional Shares                                                                      918
      Adviser Shares                                                                             28
   Distribution and service fees (Note 7):
      Adviser Shares                                                                             63
   Custody and accounting fees:
      Fund Shares                                                                               113
      Institutional Shares                                                                      116
      Adviser Shares                                                                              3
   Postage:
      Fund Shares                                                                                62
      Institutional Shares                                                                       36
      Adviser Shares                                                                              3
   Shareholder reporting fees:
      Fund Shares                                                                                36
      Institutional Shares                                                                        8
      Adviser Shares                                                                              1
   Trustees' fees                                                                                17

================================================================================

38  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

   Registration fees:
      Fund Shares                                                                          $     38
      Institutional Shares                                                                       38
      Adviser Shares                                                                             13
      R6 Shares                                                                                  10
   Professional fees                                                                             69
   Other                                                                                         32
                                                                                           --------
      Total expenses                                                                         11,759
                                                                                           --------
   Expenses reimbursed:
      R6 Shares                                                                                 (11)
                                                                                           --------
      Net expenses                                                                           11,748
                                                                                           --------
NET INVESTMENT INCOME                                                                        70,149
                                                                                           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Unaffiliated transactions                                                             (12,392)
      Affiliated transactions (Note 4)                                                       (1,640)
      Foreign currency transactions                                                               3
      Futures transactions                                                                   (1,129)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                             7,752
      Foreign currency translations                                                              (1)
      Futures contracts                                                                       3,994
                                                                                           --------
         Net realized and unrealized loss                                                    (3,413)
                                                                                           --------
      Increase in net assets resulting from operations                                     $ 66,736
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited), and year ended July
31, 2018

---------------------------------------------------------------------------------------------------

                                                                           1/31/2019      7/31/2018
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $   70,149     $  141,526
   Net realized gain (loss) on investments                                   (14,032)         3,787
   Net realized gain (loss) on foreign currency transactions                       3             (9)
   Net realized gain (loss) on futures transactions                           (1,129)           480
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                              7,752       (146,689)
      Foreign currency translations                                               (1)             -
      Futures contracts                                                        3,994           (886)
                                                                          -------------------------
      Increase (decrease) in net assets resulting from operations             66,736         (1,791)
                                                                          -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                               (34,793)       (68,358)
   Institutional Shares                                                      (34,421)       (70,776)
   Adviser Shares                                                               (844)        (1,944)
   R6 Shares                                                                    (100)          (190)
                                                                          -------------------------
   Distributions to shareholders                                             (70,158)      (141,268)
                                                                          -------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                               (40,164)        29,056
   Institutional Shares                                                     (194,576)       (14,756)
   Adviser Shares                                                             (6,190)       (18,998)
   R6 Shares                                                                     104             17
                                                                          -------------------------
      Total net decrease in net assets from
         capital share transactions                                         (240,826)        (4,681)
                                                                          -------------------------
   Net decrease in net assets                                               (244,248)      (147,740)

NET ASSETS
   Beginning of period                                                     3,930,620      4,078,360
                                                                          -------------------------
   End of period                                                          $3,686,372     $3,930,620
                                                                          =========================

See accompanying notes to financial statements.

================================================================================

40  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Intermediate-Term Bond Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek maximum current income without undue risk to principal.

The Fund consists of four classes of shares: Intermediate-Term Bond Fund Shares (Fund Shares), Intermediate-Term Bond Fund Institutional Shares (Institutional Shares), Intermediate-Term Bond Fund Adviser Shares (Adviser Shares), and Intermediate-Term Bond Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed during the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Fund's Board of Trustees and of the Fund's shareholders at a special shareholder meeting to be held on April 18, 2019. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

================================================================================

42  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

       occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6. Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8. Options are valued by a pricing service at the National Best Bid/Offer
       (NBBO) composite price, which is derived from the best available bid and ask price in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

================================================================================

44  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at January 31, 2019, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an

================================================================================

46  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JANUARY 31, 2019*
    (IN THOUSANDS)

                                                          ASSET DERIVATIVES
    --------------------------------------------------------------------------------------------------
                               STATEMENT OF
    DERIVATIVES NOT            ASSETS AND                                          FOREIGN
    ACCOUNTED FOR AS           LIABILITIES        INTEREST RATE     EQUITY         EXCHANGE
    HEDGING INSTRUMENTS        LOCATION           CONTRACTS         CONTRACTS      CONTRACTS     TOTAL
    --------------------------------------------------------------------------------------------------
    USAA                       Accumulated          $3,108**           $-             $-        $3,108
     Intermediate-Term          loss
     Bond Fund

     * For open derivative instruments as of January 31, 2019, see the Portfolio of Investments.

    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2019 (IN THOUSANDS)

                                                      NET REALIZED GAIN (LOSS)
    --------------------------------------------------------------------------------------------------
    DERIVATIVES NOT            STATEMENT OF                                        FOREIGN
    ACCOUNTED FOR AS           OPERATIONS         INTEREST RATE     EQUITY         EXCHANGE
    HEDGING INSTRUMENTS        LOCATION           CONTRACTS         CONTRACTS      CONTRACTS     TOTAL
    --------------------------------------------------------------------------------------------------
    USAA                       Net realized        $(1,129)            $-             $-       $(1,129)
     Intermediate-Term          gain (loss)
     Bond Fund                  on Futures
                                transactions

                                      NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    --------------------------------------------------------------------------------------------------
    DERIVATIVES NOT            STATEMENT OF                                    FOREIGN
    ACCOUNTED FOR AS           OPERATIONS      INTEREST RATE    EQUITY         EXCHANGE
    HEDGING INSTRUMENTS        LOCATION        CONTRACTS        CONTRACTS      CONTRACTS         TOTAL
    --------------------------------------------------------------------------------------------------
    USAA                       Change in net     $3,994            $-             $-            $3,994
     Intermediate-Term          unrealized
     Bond Fund                  appreciation/
                                (depreciation)
                                of Futures
                                contracts

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the six-month period ended January 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

================================================================================

48  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the six-month period ended January 31, 2019, the Fund paid CAPCO facility fees of $15,000, which represents 4.6% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2019.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2019, in accordance with applicable federal tax law.

================================================================================

50  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had net capital loss carryforwards of $3,603,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                              CAPITAL LOSS CARRYFORWARDS
                      ---------------------------------------
                                    TAX CHARACTER
                      ---------------------------------------
                      (NO EXPIRATION)                BALANCE
                      ---------------              ----------
                      Short-Term                   $  885,000
                      Long-Term                     2,718,000
                                                   ----------
                          Total                    $3,603,000
                                                   ==========

As of January 31, 2019, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements. The net unrealized appreciation/ (depreciation) on investments are disclosed below:

                                                                              NET
                                           GROSS             GROSS         UNREALIZED
                                         UNREALIZED        UNREALIZED     APPRECIATION/
FUND                                    APPRECIATION      DEPRECIATION   (DEPRECIATION)
---------------------------------------------------------------------------------------
USAA Intermediate-Term Bond Fund        $60,873,000      $(66,709,000)    $(5,836,000)

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2019, were $483,476,000 and $741,868,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

Fund, including short-term securities, during the six-month period ended January 31, 2019 were as follows:

PURCHASES                               SALES                    NET REALIZED LOSS
----------------------------------------------------------------------------------
   $0                                $20,389,000                   $(1,640,000)

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At January 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
      ON LOAN                     NON-CASH COLLATERAL               CASH COLLATERAL
-----------------------------------------------------------------------------------
  $39,019,000                             $-                          $38,946,000

(6) CAPITAL SHARE TRANSACTIONS

At January 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

52  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                 SIX-MONTH
                                                PERIOD ENDED                 YEAR ENDED
                                              JANUARY 31, 2019              JULY 31, 2018
    --------------------------------------------------------------------------------------
                                          SHARES         AMOUNT       SHARES        AMOUNT
                                         -------------------------------------------------
    FUND SHARES:
    Shares sold                           15,687       $ 160,751      39,876     $ 420,769
    Shares issued from
     reinvested dividends                  3,258          33,386       6,209        65,347
    Shares redeemed                      (22,894)       (234,301)    (43,469)     (457,060)
                                         -------------------------------------------------
    Net increase (decrease) from
     capital share transactions           (3,949)      $ (40,164)      2,616     $  29,056
                                         =================================================
    INSTITUTIONAL SHARES:
    Shares sold                           10,035       $ 102,815      36,762     $ 386,878
    Shares issued from
     reinvested dividends                  3,179          32,582       6,331        66,622
    Shares redeemed                      (32,141)       (329,973)    (44,416)     (468,256)
                                         -------------------------------------------------
    Net decrease from capital
     share transactions                  (18,927)      $(194,576)     (1,323)    $ (14,756)
                                         =================================================
    ADVISER SHARES:
    Shares sold                               76       $     778         389     $   4,113
    Shares issued from
     reinvested dividends                     81             822         180         1,894
    Shares redeemed                         (763)         (7,790)     (2,359)      (25,005)
                                         -------------------------------------------------
    Net decrease from capital
     share transactions                     (606)      $  (6,190)     (1,790)    $ (18,998)
                                         =================================================
    R6 SHARES:
    Shares sold                               12       $     120           3     $      32
    Shares issued from
     reinvested dividends                      -*              -*          -*            -*
    Shares redeemed                           (1)            (16)         (1)          (15)
                                         -------------------------------------------------
    Net increase from capital
     share transactions                       11       $     104           2     $      17
                                         =================================================

    *Represents less than 500 shares or $500.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the six-month period ended January 31, 2019, the Fund had no subadviser(s).

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee, accrued daily and paid monthly, is computed as a percentage of the Fund's average daily net assets at annualized rates of 0.50% of the first $50 million of average daily net assets, 0.40% of that portion of average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of average daily net assets over $100 million. For the six-month period ended January 31, 2019, the Fund's effective annualized base fee was 0.30% of the Fund's average daily net assets for the same period.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Core Plus Bond Funds Index. The Lipper Core Plus Bond Funds Index tracks the total return performance of funds within the Lipper Core Plus Bond Funds category.

For the Fund Shares and Institutional Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes the

================================================================================

54  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

performance of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Index over that period, even if the class had overall negative returns during the performance period.

For the six-month period ended January 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $6,697,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $453,000, $488,000, $16,000, and $1,000, respectively.
For the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares the performance adjustments were 0.05%, 0.05%, 0.06%, and 0.03%, respectively.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares and Adviser Shares,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. For the six-month period ended January 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,415,000, $918,000, $37,000, and $1,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2019, the Fund reimbursed the Manager $1,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through November 30, 2019, to limit the total annual operating expenses of the R6 Shares to 0.39% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31, 2019, the R6 Shares incurred reimbursable expenses of $11,000, of which $2,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average daily net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $1,087,000, $918,000, $28,000, and less than $500, respectively.

================================================================================

56  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended January 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees of $63,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 16 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at usaa.com. As of January 31, 2019, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                               OWNERSHIP %
------------------------------------------------------------------------------
Cornerstone Conservative                                              0.8
Target Retirement 2020                                                0.0*
Target Retirement 2030                                                0.0*
Target Retirement 2040                                                0.0*
Target Retirement 2050                                                0.0*
Target Retirement 2060                                                0.0*

*Represents less than 0.1%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution. At January 31, 2019, USAA and its affiliates owned 482,000 R6 Shares, which represents 97.7% of the R6 Shares outstanding, and 0.1% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(10) RECENTLY ADOPTED ACCOUNTING STANDARDS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the

================================================================================

58  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 became effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard has no impact on the financial statements and reporting disclosures of the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                        YEAR ENDED JULY 31,
                             ----------------------------------------------------------------------------------------
                                   2019            2018            2017            2016           2015           2014
                             ----------------------------------------------------------------------------------------
Net asset value at
  beginning of period        $    10.33      $    10.70      $    10.71      $    10.58     $    10.96     $    10.75
                             ----------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .19             .37             .38             .42            .43            .46
  Net realized and
    unrealized gain (loss)         (.01)           (.37)           (.01)            .14           (.36)           .21
                             ----------------------------------------------------------------------------------------
Total from investment
  operations                        .18               -             .37             .56            .07            .67
                             ----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.19)           (.37)           (.38)           (.42)          (.43)          (.46)
  Realized capital gains              -               -               -            (.01)          (.02)          (.00)(a)
                             ----------------------------------------------------------------------------------------
Total distributions                (.19)           (.37)           (.38)           (.43)          (.45)          (.46)
                             ----------------------------------------------------------------------------------------
Net asset value at
  end of period              $    10.32      $    10.33      $    10.70      $    10.71     $    10.58     $    10.96
                             ========================================================================================
Total return (%)*                  1.77            (.03)           3.52            5.55            .58           6.37
Net assets at
  end of period (000)        $1,866,235      $1,907,941      $1,949,102      $1,812,716     $2,079,610     $1,926,334
Ratios to average daily
  net assets:**
  Expenses (%)(b)                   .65(c)          .63             .63             .62            .68            .68(d)
  Expenses, excluding
    reimbursements (%)(b)           .65(c)          .63             .63             .62            .68            .70
  Net investment
    income (%)                     3.69(c)         3.50            3.57            4.08           3.96           4.21
Portfolio turnover (%)               13              15              13              18             13              8

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $1,870,516,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.65% of the Fund Shares' average daily net assets.

================================================================================

60  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

INSTITUTIONAL SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                        YEAR ENDED JULY 31,
                             ----------------------------------------------------------------------------------------
                                   2019            2018            2017            2016           2015           2014
                             ----------------------------------------------------------------------------------------
Net asset value at
  beginning of period        $    10.33      $    10.70      $    10.72      $    10.58     $    10.96     $    10.75
                             ----------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .19             .38             .39             .43            .44            .47
  Net realized and
    unrealized gain (loss)         (.01)           (.37)           (.02)            .15           (.36)           .21
                             ----------------------------------------------------------------------------------------
Total from investment
  operations                        .18             .01             .37             .58            .08            .68
                             ----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.19)           (.38)           (.39)           (.43)          (.44)          (.47)
  Realized capital gains              -               -               -            (.01)          (.02)          (.00)(a)
                             ----------------------------------------------------------------------------------------
Total distributions                (.19)           (.38)           (.39)           (.44)          (.46)          (.47)
                             ----------------------------------------------------------------------------------------
Net asset value at
  end of period              $    10.32      $    10.33      $    10.70      $    10.72     $    10.58     $    10.96
                             ========================================================================================
Total return (%)*                  1.81             .04            3.51            5.72            .68           6.49
Net assets at end
  of period (000)            $1,768,007      $1,964,377      $2,049,723      $1,771,357     $1,280,804     $1,284,768
Ratios to average
  daily net assets:**
  Expenses (%)(b)                   .58(c)          .56             .56             .54            .58            .56
  Net investment
    income (%)                     3.75(c)         3.57            3.64            4.13           4.07           4.32
Portfolio turnover (%)               13              15              13              18             13              8

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $1,818,757,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  61

================================================================================

ADVISER SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                                PERIOD ENDED
                                 JANUARY 31,                        YEAR ENDED JULY 31,
                                -------------------------------------------------------------------------------------
                                   2019            2018            2017            2016            2015          2014
                                -------------------------------------------------------------------------------------
Net asset value at
  beginning of period           $ 10.32         $ 10.69         $ 10.70         $ 10.58        $  10.95       $ 10.74
                                -------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .17             .34             .35             .40             .41           .39(a)
  Net realized and
    unrealized gain (loss)         (.01)           (.37)           (.01)            .13            (.35)          .25(a)
                                -------------------------------------------------------------------------------------
Total from investment
  operations                        .16            (.03)            .34             .53             .06           .64(a)
                                -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.17)           (.34)           (.35)           (.40)           (.41)         (.43)
  Realized capital gains              -               -               -            (.01)           (.02)         (.00)(b)
                                -------------------------------------------------------------------------------------
Total distributions                (.17)           (.34)           (.35)           (.41)           (.43)         (.43)
                                -------------------------------------------------------------------------------------
Net asset value at
  end of period                 $ 10.31         $ 10.32         $ 10.69         $ 10.70        $  10.58       $ 10.95
                                =====================================================================================
Total return (%)*                  1.61            (.31)           3.28            5.19             .46          6.08
Net assets at end
  of period (000)               $47,033         $53,308         $74,377         $98,835        $118,753       $42,799
Ratios to average
  daily net assets:**
  Expenses (%)(c)                   .97(d)          .90             .87             .86             .89(e)        .94
  Expenses, excluding
    reimbursements (%)(c)           .97(d)          .90             .87             .86             .89           .94
 Net investment
   income (%)                      3.38(d)         3.22            3.44            3.85            3.74          3.83
Portfolio turnover (%)               13              15              13              18              13             8

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $49,576,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Does not include acquired fund fees, if any.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.95% of the Adviser Shares' average daily net assets.

================================================================================

62  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

R6 SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                  SIX-MONTH
                                                PERIOD ENDED          YEAR ENDED          PERIOD ENDED
                                                 JANUARY 31,           JULY 31,             JULY 31,
                                                ------------------------------------------------------
                                                    2019                  2018                 2017***
                                                ------------------------------------------------------
Net asset value at beginning of period            $10.33                $10.71               $10.38
                                                  -------------------------------------------------
Income (loss) from investment operations:
  Net investment income                              .20                   .39                  .26
  Net realized and unrealized gain (loss)              -                  (.38)                 .33
                                                  -------------------------------------------------
Total from investment operations                     .20                   .01                  .59
                                                  -------------------------------------------------
Less distributions from:
  Net investment income                             (.20)                 (.39)                (.26)
                                                  -------------------------------------------------
  Net asset value at end of period                $10.33                $10.33               $10.71
                                                  =================================================
Total return (%)*                                   2.01                   .12                 5.79
Net assets at end of period (000)                 $5,097                $4,994               $5,158
Ratios to average daily net assets:**
  Expenses (%)(a)                                    .39(b)                .39                  .39(b)
  Expenses, excluding reimbursements (%)(a)          .83(b)                .80                 1.07(b)
  Net investment income (%)                         3.95(b)               3.74                 3.78(b)
Portfolio turnover (%)                                13                    15                   13

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $4,998,000.
*** R6 Shares commenced operations on December 1, 2016.
(a) Does not include acquired fund fees, if any.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  63

================================================================================

EXPENSE EXAMPLE

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2018, through January 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

================================================================================

64  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING               ENDING               DURING PERIOD*
                                        ACCOUNT VALUE          ACCOUNT VALUE          AUGUST 1, 2018 -
                                        AUGUST 1, 2018        JANUARY 31, 2019        JANUARY 31, 2019
                                        --------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00              $1,017.70                  $3.31

Hypothetical
 (5% return before expenses)               1,000.00               1,021.93                   3.31

INSTITUTIONAL SHARES
Actual                                     1,000.00               1,018.10                   2.95

Hypothetical
 (5% return before expenses)               1,000.00               1,022.28                   2.96

ADVISER SHARES
Actual                                     1,000.00               1,016.10                   4.93

Hypothetical
 (5% return before expenses)               1,000.00               1,020.32                   4.94

R6 SHARES
Actual                                     1,000.00               1,020.10                   1.99

Hypothetical
 (5% return before expenses)               1,000.00               1,023.24                   1.99

*Expenses are equal to the annualized expense ratio of 0.65% for Fund Shares, 0.58% for Institutional Shares, 0.97% for Adviser Shares, and 0.39% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days for Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 1.77% for Fund Shares, 1.81% for Institutional Shares, 1.61% for Adviser Shares, and 2.01% for R6 Shares, for the six-month period of August 1, 2018, through January 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  65

================================================================================

ADVISORY AGREEMENT(S)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

66  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

================================================================================

68  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o   With the exception of the USAA S&P 500 Index Fund, USAA Extended
        Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short- Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

70  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

        businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

================================================================================

                                                     ADVISORY AGREEMENT(S) |  71

================================================================================

is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

72  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

================================================================================

                                                     ADVISORY AGREEMENT(S) |  73

================================================================================

objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

================================================================================

74  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

================================================================================

                                                     ADVISORY AGREEMENT(S) |  75

================================================================================

the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

76  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset

================================================================================

                                                     ADVISORY AGREEMENT(S) |  77

================================================================================

Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered

================================================================================

78  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  79

================================================================================

At the 2018 15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

================================================================================

80  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
   >>  Secure
   >>  Saves Time
   >>  Good for the Environment

Sign up today for online document delivery at USAA.COM/UDO

[LOGO OF USAA]
     USAA      We know what it means to serve.(R)

================================================================================
40049-0319                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF  USAA MONEY MARKET FUND]

================================================================================

    SEMIANNUAL REPORT
    USAA MONEY MARKET FUND (USAXX)
    JANUARY 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

INVESTMENT OVERVIEW                                                            1

FINANCIAL INFORMATION

   Portfolio of Investments                                                    2

   Notes to Portfolio of Investments                                          11

   Financial Statements                                                       14

   Notes to Financial Statements                                              17

   Financial Highlights                                                       25

EXPENSE EXAMPLE                                                               26

ADVISORY AGREEMENT(S)                                                         28

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

                           o PORTFOLIO MIX - 1/31/19 o
                                (% of Net Assets)

                          [PIE CHART OF PORTFOLIO MIX]

COMMERCIAL PAPER                                                           38.0%
EURODOLLAR AND YANKEE OBLIGATIONS                                          16.8%
CERTIFICATE OF DEPOSITS                                                    14.0%
CORPORATE OBLIGATIONS                                                      11.9%
MUNICIPAL OBLIGATIONS                                                       8.6%
U.S. TREASURY SECURITIES                                                    8.3%
REPURCHASE AGREEMENTS                                                       2.1%

                                 [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                        INVESTMENT OVERVIEW |  1

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                     COUPON             FINAL               VALUE
(000)         SECURITY                                                      RATE             MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
              COMMERCIAL PAPER (38.0%)
$    25,000   American Honda Finance Corp.                                  2.60%            3/27/2019       $   24,903
     25,000   Amphenol Corp.(a)                                             2.80             2/13/2019           24,977
     25,000   Amphenol Corp.(a)                                             2.80             2/14/2019           24,975
     25,000   Amphenol Corp.(a)                                             2.80             2/15/2019           24,973
     30,000   AT&T, Inc.(a)                                                 3.00             2/26/2019           29,938
     14,000   AT&T, Inc.(a)                                                 2.88             3/07/2019           13,962
     37,471   AT&T, Inc.(a)                                                 2.90             3/07/2019           37,368
     18,750   AT&T, Inc.(a)                                                 2.85             5/28/2019           18,578
     17,800   AT&T, Inc.(a)                                                 2.95             5/28/2019           17,631
     25,000   Autozone, Inc.(a)                                             2.75             2/11/2019           24,981
     18,250   Autozone, Inc.(a)                                             2.82             2/21/2019           18,221
     25,000   Autozone, Inc.(a)                                             2.81             2/27/2019           24,949
     25,000   Autozone, Inc.(a)                                             2.77             3/07/2019           24,935
      3,400   Barton Capital Corp.(a)                                       2.62             2/12/2019            3,397
     25,000   Barton Capital Corp.(a)                                       2.83             3/12/2019           24,923
     30,000   Barton Capital Corp.(a)                                       2.75             4/10/2019           29,844
     80,000   Crown Point Capital Co.(a)                                    2.63             4/01/2019           79,655
     40,000   Crown Point Capital Co.(a)                                    2.75             4/18/2019           39,768
     75,000   Dairy Farmers of America(a)                                   2.58             2/01/2019           75,000
     40,000   Duke Energy Corp.(a)                                          2.75             2/14/2019           39,960
     25,000   Duke Energy Corp.(a)                                          2.80             3/27/2019           24,895
     20,000   Ei Du Pont De Nemours(a)                                      2.91             2/14/2019           19,979
     25,000   Ei Du Pont De Nemours(a)                                      2.94             2/19/2019           24,963
     25,000   Ei Du Pont De Nemours(a)                                      2.79             3/05/2019           24,938
     20,000   Ei Du Pont De Nemours(a)                                      2.80             3/19/2019           19,928
     25,000   Fairway Finance Corp.(a)                                      2.70             3/11/2019           24,929
     25,000   Fairway Finance Corp.(a)                                      2.70             3/14/2019           24,923
     30,000   Fairway Finance Corp.(a)                                      2.77             4/02/2019           29,862
     25,000   Fairway Finance Corp.(a)                                      2.75             4/12/2019           24,866
      8,000   Gotham Funding Corp.(a)                                       2.62             2/05/2019            7,998
     30,000   Gotham Funding Corp.(a)                                       2.80             3/06/2019           29,923
     27,000   Gotham Funding Corp.(a)                                       2.82             3/25/2019           26,890
     45,000   Gotham Funding Corp.(a)                                       2.80             4/01/2019           44,794
     25,000   Hyundai Capital America(a)                                    2.77             2/04/2019           24,994
     13,000   Hyundai Capital America(a)                                    2.77             2/06/2019           12,995
     12,500   Hyundai Capital America(a)                                    2.95             2/15/2019           12,486

================================================================================

2  | USAA MONEY MARKET FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                     COUPON             FINAL               VALUE
(000)         SECURITY                                                      RATE             MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$    25,000   Hyundai Capital America(a)                                    2.75%            2/25/2019       $   24,954
     39,600   Kansas City Power & Light(a)                                  2.70             2/01/2019           39,600
     50,000   Kansas City Power & Light(a)                                  2.70             2/07/2019           49,978
     30,000   Liberty Funding, LLC(a)                                       2.78             4/08/2019           29,847
     30,000   Liberty Funding, LLC(a)                                       2.80             5/07/2019           29,778
     40,000   LMA Americas, LLC(a)                                          2.49             2/01/2019           40,000
     30,000   LMA Americas, LLC(a)                                          2.49             2/05/2019           29,992
      6,000   LMA Americas, LLC(a)                                          2.65             2/07/2019            5,997
     25,000   LMA Americas, LLC(a)                                          2.84             3/08/2019           24,931
     25,000   LMA Americas, LLC(a)                                          2.75             3/21/2019           24,908
     25,000   LMA Americas, LLC(a)                                          2.80             7/15/2019           24,681
     25,000   LMA Americas, LLC(a)                                          2.90             7/17/2019           24,666
     25,000   Lyondellbasell Investment(a)                                  2.75             2/05/2019           24,992
     25,000   Lyondellbasell Investment(a)                                  2.75             2/26/2019           24,952
     25,000   Lyondellbasell Investment(a)                                  2.75             2/27/2019           24,950
     25,000   Lyondellbasell Investment(a)                                  2.75             3/06/2019           24,937
      2,596   Manhattan Asset Funding Co.(a)                                2.56             2/04/2019            2,595
     34,000   Old Line Funding, LLC(a)                                      2.74             4/25/2019           33,785
     23,300   Old Line Funding, LLC(a)                                      2.81             6/25/2019           23,038
     25,000   Pacific Corp.                                                 2.70             2/06/2019           24,991
     30,000   Ridgefield Funding Co., LLC(a)                                2.80             4/09/2019           29,844
     25,000   Ridgefield Funding Co., LLC(a)                                2.75             4/11/2019           24,868
     25,000   Ridgefield Funding Co., LLC(a)                                2.75             4/15/2019           24,861
     25,000   Sheffield Receivable Co., LLC(a)                              2.60             2/05/2019           24,993
     25,000   Sheffield Receivable Co., LLC(a)                              2.45             3/01/2019           24,952
     40,000   Societe Generale(a)                                           2.50             3/19/2019           39,872
     40,000   Societe Generale(a)                                           2.51             4/01/2019           39,835
     64,000   Tyco Electronics Group S.A.(a)                                2.57             2/01/2019           64,000
     30,000   Victory Receivables(a)                                        2.68             4/02/2019           29,866
     19,400   Westar Energy, Inc.(a)                                        2.70             2/04/2019           19,396
                                                                                                             ----------
              Total Commercial Paper (cost: $1,838,360)                                                       1,838,360
                                                                                                             ----------

              EURODOLLAR AND YANKEE OBLIGATIONS (16.8%)

              BANKS (16.1%)
     50,000   Bank of Montreal (1 mo. LIBOR + 0.30%)                        2.81(b)          6/03/2019           50,000
     50,000   Bank of Nova Scotia (1 mo. LIBOR + 0.27%)                     2.78(b)          3/06/2019           50,000
     50,000   Bayerische Landesbank (1 mo. LIBOR + 0.24%)                   2.75(b)          3/25/2019           50,000
     25,000   Bayerische Landesbank (1 mo. LIBOR + 0.40%)                   2.91(b)          4/23/2019           25,000
     30,000   BNP Paribas S.A. (3 mo. LIBOR + 0.07%)                        2.87(b)          7/11/2019           30,000
     25,000   Canadian Imperial Bank of Commerce
                (1 mo. LIBOR + 0.46%)                                       2.97(b)          3/18/2019           25,000
     40,000   Canadian Imperial Bank of Commerce
                (1 mo. LIBOR + 0.35%)                                       2.86(b)          5/20/2019           40,000

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  3

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                     COUPON             FINAL               VALUE
(000)         SECURITY                                                      RATE             MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$    25,000   Credit Suisse AG (1 mo. LIBOR + 0.46%)                        2.97%(b)         5/01/2019       $   25,000
     50,000   Credit Suisse AG (3 mo. LIBOR + 0.24%)                        2.98(b)          5/02/2019           50,000
     25,000   Credit Suisse AG (1 mo. LIBOR + 0.22%)                        2.74(b)          7/10/2019           25,000
     25,000   Lloyds Bank Corporate Markets plc
                (1 mo. LIBOR + 0.32%)                                       2.82(b)          7/01/2019           25,000
     50,000   Lloyds Bank Corporate Markets plc
                (1 mo. LIBOR + 0.26%)                                       2.77(b)          7/18/2019           50,000
     40,000   Lloyds Bank Corporate Markets plc
                (3 mo. LIBOR + 0.21%)                                       2.99(b)          7/24/2019           40,000
     25,000   Mizuho Bank Ltd. (1 mo. LIBOR + 0.20%)                        2.71(b)          2/13/2019           25,000
     40,000   Mizuho Bank Ltd. (1 mo. LIBOR + 0.27%)                        2.78(b)          4/25/2019           40,000
     30,000   Mizuho Bank Ltd. (3 mo. LIBOR + 0.08%)                        2.88(b)          7/09/2019           30,000
     30,000   Mizuho Bank Ltd. (3 mo. LIBOR + 0.08%)                        2.86(b)          7/16/2019           30,000
     25,000   Natixis (1 mo. LIBOR + 0.34%)                                 2.85(b)          2/25/2019           25,000
     40,000   Societe Generale (1 mo. LIBOR + 0.37%)                        2.87(b)          6/04/2019           40,000
     25,000   Standard Chartered Bank (1 mo. LIBOR + 0.28%)                 2.79(b)          2/07/2019           25,000
     40,000   Toronto-Dominion (1 mo. LIBOR + 0.27%)                        2.78(b)          2/12/2019           40,000
     40,000   Westpac Banking Corp. (1 mo. LIBOR +0.28%)                    2.79(b)          6/03/2019           40,000
                                                                                                             ----------
                                                                                                                780,000
                                                                                                             ----------
              IRON/STEEL (0.7%)
     20,000   SSAB AB (LOC - Swedbank AB)(c)                                2.49             4/01/2034           20,000
     15,000   SSAB AB (LOC - Credit Agricole Corp. Inv. Bank)(c)            2.49             5/01/2034           15,000
                                                                                                             ----------
                                                                                                                 35,000
                                                                                                             ----------
              Total Eurodollar and Yankee Obligations (cost: $815,000)                                          815,000
                                                                                                             ----------
              CERTIFICATES OF DEPOSIT (14.0%)
     40,000   Bank of Montreal                                              2.50             2/04/2019           40,000
     25,000   Bank of Montreal                                              2.75             3/05/2019           25,000
     30,000   Landesbank Hessen-Thuringen                                   2.85            10/18/2019           30,000
     25,000   Landesbank Baden-Wurttemberg                                  2.70             5/08/2019           25,000
     40,000   Lloyds Bank Corporate Markets plc                             3.00             7/26/2019           40,000
     50,000   Mizuho Bank Ltd.                                              2.82             3/15/2019           50,000
     30,000   Natixis                                                       2.81             5/08/2019           30,000
     30,000   Natixis                                                       2.86             7/12/2019           30,000
     30,000   Natixis                                                       2.86             9/23/2019           30,000
     30,000   Natixis                                                       2.85            10/22/2019           30,000
     30,000   Nordea Bank AB                                                2.76             3/13/2019           30,000
     30,000   Norinchukin BK                                                2.70             4/14/2019           30,000
     25,000   Royal Bank of Canada (1 mo. LIBOR + 0.30%)                    2.80(b)          5/28/2019           25,000
     50,000   Standard Chartered Bank                                       2.93             6/03/2019           50,000
     40,000   Sumitomo Mitsui Banking Corp.                                 2.75             3/04/2019           40,000
     30,000   Sumitomo Mitsui Banking Corp.                                 2.77             4/26/2019           30,000

================================================================================

4  | USAA MONEY MARKET FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                     COUPON             FINAL               VALUE
(000)         SECURITY                                                      RATE             MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$    30,000   Svenska Handelsbanken AB                                      2.71%            4/09/2019       $   30,000
     25,000   Toronto-Dominion                                              2.43             2/06/2019           25,000
     50,000   Toronto-Dominion                                              3.01             9/04/2019           50,000
     35,000   Wells Fargo Bank, N.A. (1 mo. LIBOR + 0.31%)                  2.81(b)          8/01/2019           35,000
                                                                                                             ----------
              Total Certificates of Deposit (cost: $675,000)                                                    675,000
                                                                                                             ----------
              CORPORATE OBLIGATIONS (11.9%)

              AGRICULTURE (0.2%)
      7,500   Premier Mushrooms, Inc. (LOC - CoBank, ACB)
                (Put Date 3/01/2019)(c)                                     2.49            12/01/2037            7,500
                                                                                                             ----------
              BANKS (1.9%)
     50,000   Wells Fargo Bank, N.A. (1 mo. LIBOR + 0.33%)                  2.84(b)          5/31/2019           50,000
     40,000   Wells Fargo Bank, N.A. (1 mo. LIBOR + 0.30%)                  2.80(b)          7/29/2019           40,000
                                                                                                             ----------
                                                                                                                 90,000
                                                                                                             ----------
              BUILDING MATERIALS (0.0%)
      2,400   Rex Lumber, LLC (LOC - Federal Home Loan
                Bank of Dallas)(c)                                          2.49             2/01/2022            2,400
                                                                                                             ----------
              COMMERCIAL SERVICES (1.5%)
     50,000   AARP, Inc. (LOC - Bank of America Corp.)
                (Put Date 2/07/2019)(c)                                     2.50             5/01/2031           50,000
     20,000   Altoona-Blair County Dev. Corp. (LOC - PNC
                Financial Services Group) (Put Date 2/06/2019)(a),(c)       2.47             4/01/2035           20,000
      4,595   Harvest Time Tabernacle, Inc. (LOC - Federal Home
                Loan Bank of Dallas)(c)                                     2.50             8/01/2037            4,595
                                                                                                             ----------
                                                                                                                 74,595
                                                                                                             ----------
              DIVERSIFIED FINANCIAL SERVICES (6.8%)
      2,670   2016 David S Pearl II Irrevocable Trust (LOC - Federal
                Home Loan Bank of Dallas) (Put Date 2/11/2019)(c)           2.49            11/01/2036            2,670
     12,190   ASC Admiral Way, LLC (LOC - Federal Home Loan
                Bank of San Francisco)(c)                                   2.50             8/01/2056           12,190
     25,270   Bass Pro Rossford Dev. Co., LLC (LOC - Fifth
                Third Bank)(c)                                              2.66            11/01/2027           25,270
     14,030   Bhavnani, LLC (LOC - U.S. Bancorp)
                (Put Date 2/07/2019)(c)                                     2.45             5/01/2038           14,030
     25,000   Carol Allen Family Liquidity Trust
                (LOC - Comerica Bank, N.A.)(c)                              2.51             3/01/2048           25,000
      8,935   CEI Capital, LLC (LOC - Fifth Third Bank)(c)                  2.64             3/01/2033            8,935
      5,290   Chad J Himmel Irrevocable Trust (LOC - Federal Home
                Loan Bank of Dallas)(c)                                     2.49             7/01/2048            5,290

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  5

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                     COUPON             FINAL               VALUE
(000)         SECURITY                                                      RATE             MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$     6,535   Columbus Hotel Investment One, LLC (LOC - Federal
                Home Loan Bank of New York)
                (Put Date 2/07/2019)(c)                                     2.49%           10/01/2048       $    6,535
      4,420   Debra B Kennedy Irrevocable Trust (LOC - Federal
                Home Loan Bank of Dallas) (Put Date 2/07/2019)(c)           2.49             5/01/2048            4,420
      2,480     Dennis Wesley Co., Inc. (LOC - Federal Home Loan
              Bank of Indianapolis)(c)                                      2.49             6/15/2034            2,480
      7,000     Desert Vistas, LP (LOC - Federal Home Loan
                Bank of San Francisco) (Put Date 2/06/2019)(c)              2.74             9/01/2055            7,000
      1,310   Doghouse Properties, LLC (LOC - Federal Home Loan
              Bank of Atlanta) (Put Date 2/07/2019)(c)                      2.52             5/01/2027            1,310
      4,125     Elsinore Properties, LP (LOC - Fifth Third Bank)
                (Put Date 2/07/2019)(c)                                     2.64             2/01/2037            4,125
      7,085   EMF, LLC (LOC - Comerica Bank, N.A.)
                (Put Date 2/06/2019)(c)                                     2.55             6/01/2042            7,085
     45,000   Fiore Capital, LLC (LOC - Wells Fargo & Co.)
                (Put Date 2/06/2019)(c)                                     2.45             8/01/2045           45,000
      5,595   Foster/Schweihofer Real Estate Co., LLC
                (LOC - Comerica Bank, N.A.)(c)                              2.58             9/20/2033            5,595
     14,215   Gerald J Rubin Special Trust No 1 (LOC - Goldman
                Sachs Bank USA) (Put Date 2/06/2019)(c)                     2.52            12/01/2048           14,215
      3,715   Herman & Kittle Capital, LLC (LOC - Federal Home
                Loan Bank of Cincinnati)(c)                                 2.49             2/01/2037            3,715
      1,470   HP LRHS Land, LLC (LOC - U.S. Bancorp)(c)                     2.70            10/01/2030            1,470
      5,800   Jacob Rosenstein 2017 Irrevocable Life Insurance Trust
                (LOC - Bank of Oklahoma, N.A.)
                (Put Date 2/07/2019)(c)                                     2.52             8/01/2037            5,800
      4,445   Lamar Avenue Trust (LOC - Federal Home Loan
                Bank of Dallas)(c)                                          2.49            12/01/2037            4,445
      6,000   Lavonia O Frick Family Trust (LOC - Federal Home
                Loan Bank of Atlanta)(c)                                    2.49             8/01/2048            6,000
      5,490   Linda E Krejsek Life Insurance Trust (LOC - Federal
                Home Loan Bank of Dallas)(c)                                2.49             9/01/2037            5,490
      4,025   Mark E Potteiger Irrevocable Life Insurance Trust
                (LOC - Federal Home Loan Bank of Dallas)(c)                 2.49             6/01/2048            4,025
      1,100   MBE Investment Co., LLC (LOC - Comerica
                Bank, N.A.)(c)                                              2.65             2/01/2051            1,100
      1,940   MCE MOB IV, LP (LOC - PNC Financial
                Services Group) (Put Date 2/07/2019)(c)                     2.47             8/01/2022            1,940
      6,630   Medilucent MOB I, LP (LOC - PNC Financial
                Services Group) (Put Date 2/07/2019)(c)                     2.47             8/01/2030            6,630
      2,230   NextGen Automotive, LLC (LOC - Fifth Third Bank)
                (Put Date 3/02/2019)(c)                                     2.64             4/01/2048            2,230

================================================================================

6  | USAA MONEY MARKET FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                     COUPON             FINAL               VALUE
(000)         SECURITY                                                      RATE             MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$    22,280   OSF Finance Co., LLC (LOC - PNC Financial
                Services Group) (Put Date 2/07/2019)(c)                     2.47%           12/01/2037       $   22,280
     25,560   Paca-Pratt Associates, Inc. (LOC - Manufacturers &
                Traders Trust Co.) (Put Date 2/07/2019)(c)                  2.96             1/01/2038           25,560
      3,305   Partisan Property, Inc. (LOC - Wells Fargo & Co.)
                (Put Date 2/06/2019)(c)                                     2.53             9/01/2044            3,305
     11,739   Pinnacle Properties Dev. Group, LLC (LOC - Federal
                Home Loan Bank of Cincinnati)
                (Put Date 2/07/2019)(c)                                     2.49             6/15/2041           11,739
      5,140   Rathbone, LLC (LOC - Comerica Bank, N.A.)(c)                  2.64             1/01/2038            5,140
     10,915   Stobro Co., LP (LOC - Federal Home Loan
                Bank of Pittsburgh) (Put Date 2/07/2019)(c)                 2.55             1/01/2032           10,915
     18,120   Sugar Creek Finance Co., LLC (LOC - Northern
                Trust Corp.) (Put Date 2/07/2019)(c)                        2.50             6/01/2042           18,120
                                                                                                             ----------
                                                                                                                331,054
                                                                                                             ----------
              FOOD (0.0%)
      1,775   Brewster Cheese Co. (LOC - Bank of Montreal)
                (Put Date 2/07/2019)(c)                                     2.50             4/03/2023            1,775
                                                                                                             ----------
              HEALTHCARE-PRODUCTS (0.1%)
      5,315   Vold Vision Ventures, LLC (LOC - Federal Home
                Loan Bank of Dallas) (Put Date 2/07/2019)(c)                2.50            10/01/2039            5,315
                                                                                                             ----------
              HEALTHCARE-SERVICES (0.0%)
      2,280   Tallahassee Orthopedic Center LC (LOC - Wells
                Fargo & Co.)(c)                                             2.51             4/03/2034            2,280
                                                                                                             ----------
              HOME BUILDERS (0.2%)
      7,235   BallenIsles Country Club, Inc. (LOC - Bank of
                America Corp.) (Put Date 2/07/2019)(c)                      2.47            12/01/2022            7,235
                                                                                                             ----------
              INVESTMENT COMPANIES (0.0%)
      1,445   Cain Capital Investments, LLC (LOC - BB&T Corp.)
                (Put Date 3/02/2019)(c)                                     2.76            10/01/2046            1,445
                                                                                                             ----------
              LEISURE TIME (0.1%)
      3,650   Cattail Creek Country Club, Inc.
                (LOC - Manufacturers & Traders Trust Co.)
                (Put Date 2/07/2019)(c)                                     2.96             3/01/2031            3,650
                                                                                                             ----------
              MACHINERY-DIVERSIFIED (0.3%)
     15,000   Opus Inspection, Inc. (LOC - Swedbank AB)
                (Put Date 2/06/2019)(c)                                     2.49             1/01/2034           15,000
                                                                                                             ----------
              MISCELLANEOUS MANUFACTURERS (0.2%)
      7,420   Labcon North America (LOC - BNP Paribas)(c)                   2.53             6/01/2044            7,420
                                                                                                             ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  7

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                     COUPON             FINAL               VALUE
(000)         SECURITY                                                      RATE             MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
              REAL ESTATE (0.6%)
$    10,550   Delos, LLC (LOC - Wells Fargo & Co.)
                (Put Date 2/07/2019)(c)                                     2.54%            3/01/2037       $   10,550
      9,345   Housing Venture I (LOC - Federal HomeLoan Bank
                of San Francisco)(c)                                        2.50            12/01/2055            9,345
      6,930   Stivers Realty LC (LOC - Federal Home
                Loan Bank of Atlanta)(c)                                    2.49             7/01/2043            6,930
                                                                                                             ----------
                                                                                                                 26,825
                                                                                                             ----------
              Total Corporate Obligations (cost: $576,494)                                                      576,494
                                                                                                             ----------

              MUNICIPAL OBLIGATIONS (8.6%)

              ARIZONA (0.5%)
     26,625   Yavapai County IDA (LOC - Bank of Nova Scotia)
                (Put Date 2/07/2019)(c)                                     2.45             9/01/2035           26,625
                                                                                                             ----------
              ARKANSAS (0.6%)
     29,000   Union County (LOC - SunTrust Bank)
                (Put Date 2/07/2019)(c)                                     2.45            10/01/2027           29,000
                                                                                                             ----------
              COLORADO (0.3%)
      2,600   Sheridan Redev. Agency (LOC - JP Morgan Chase & Co.)
                (Put Date 2/07/2019)(c)                                     2.50            12/01/2029            2,600
      9,785   Traer Creek Metropolitan District (LOC - BNP Paribas)
                (Put Date 2/06/2019)(c)                                     2.55            10/01/2030            9,785
                                                                                                             ----------
                                                                                                                 12,385
                                                                                                             ----------
              CONNECTICUT (0.1%)
      4,490   State Dev. Auth. (LOC - Toronto-Dominion Bank)
                (Put Date 2/07/2019)(c)                                     2.53            12/01/2028            4,490
                                                                                                             ----------
              ILLINOIS (0.1%)
      3,290   Finance Auth. (LOC - Federal Home Loan
                Bank of Chicago) (Put Date 2/07/2019)(c)                    2.52             7/01/2040            3,290
                                                                                                             ----------
              INDIANA (0.3%)
     11,300   City of Knox (LOC - SunTrust Bank)
                (Put Date 2/07/2019)(c)                                     2.50             2/01/2046           11,300
      5,625   City of Marion (LOC - Key Bank, N.A.)
                (Put Date 2/07/2019)(c)                                     2.60             2/01/2035            5,625
                                                                                                             ----------
                                                                                                                 16,925
                                                                                                             ----------
              LOUISIANA (0.1%)
      2,050   Louisiana Public Facilities Auth.
                (LOC - Capital One, N.A.) (Put Date 2/07/2019)(c)           2.57             7/01/2028            2,050

================================================================================

8  | USAA MONEY MARKET FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                     COUPON             FINAL               VALUE
(000)         SECURITY                                                      RATE             MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$     3,445   St. Charles Parish (LOC - Federal Home
                Loan Bank of Atlanta) (Put Date 2/07/2019)(c)               2.48%            9/01/2024       $    3,445
                                                                                                             ----------
                                                                                                                  5,495
                                                                                                             ----------
              MICHIGAN (3.4%)
     14,265   Charter Township of Commerce
                (LOC - PNC Financial Services Group)
                (Put Date 2/07/2019)(c)                                     2.50            10/01/2034           14,265
     21,965   Finance Auth. (LOC - Bank of Montreal)
                (Put Date 2/07/2019)(c)                                     2.40             9/01/2050           21,965
     40,000   Finance Auth. (LOC - PNC Financial Services Group)
                (Put Date 2/07/2019)(c)                                     2.41             9/01/2050           40,000
     88,500   Finance Auth. (LOC - JP Morgan Chase & Co.)
                (Put Date 2/05/2019)(c)                                     2.40             9/01/2053           88,500
                                                                                                             ----------
                                                                                                                164,730
                                                                                                             ----------
              MINNESOTA (0.2%)
      7,740   City of St. Paul (LOC - Wells Fargo & Co.)
                (Put Date 2/07/2019)(c)                                     2.48            11/01/2025            7,740
                                                                                                             ----------
              MISSISSIPPI (0.1%)
      3,040   Business Finance Corp. (LOC - Federal Home Loan
                Bank of Dallas) (Put Date 2/07/2019)(c)                     2.62             8/01/2021            3,040
                                                                                                             ----------
              NEW YORK (2.7%)
      1,525   Columbia County IDA (LOC - HSBC Bank USA, Inc.)
                (Put Date 2/07/2019)(c)                                     2.65             7/01/2027            1,525
     40,000   New York State Housing Finance Agency
                (LOC - Wells Fargo & Co.) (Put Date 2/07/2019)(c)           2.44             5/01/2049           40,000
     19,470   Saratoga County IDA (LOC - JP Morgan Chase & Co.)
                (Put Date 2/07/2019)(c)                                     2.50            11/01/2021           19,470
     13,350   State Housing Finance Agency (LOC - Landesbank
                Hessen-Thuringen) (Put Date 2/01/2019)(c)                   2.40             5/01/2042           13,350
     22,350   State Housing Finance Agency (LOC - JP Morgan
                Chase & Co.) (Put Date 2/07/2019)(c)                        2.50            11/01/2048           22,350
      5,200   State Housing Finance Agency (LOC - Landesbank
                Hessen-Thuringen) (Put Date 2/01/2019)(c)                   2.40             5/01/2041            5,200
     29,000   State Housing Finance Agency (LOC - Landesbank
                Hessen-Thuringen) (Put Date 2/07/2019)(c)                   2.44            11/01/2044           29,000
                                                                                                             ----------
                                                                                                                130,895
                                                                                                             ----------
              PENNSYLVANIA (0.2%)
      4,736   Allegheny County IDA (LOC - PNC Financial
                Services Group) (Put Date 2/07/2019)(c)                     2.50            11/01/2027            4,736
      1,520   Berks County Municipal Auth. (LOC - Citizens
                Financial Group) (Put Date 2/07/2019)(c)                    2.68             5/15/2022            1,520

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                     COUPON             FINAL               VALUE
(000)         SECURITY                                                      RATE             MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$     3,445   Economic Dev. Financing Auth. (LOC - PNC
                Financial Services Group) (Put Date 2/07/2019)(c)           2.47%            4/01/2035       $    3,445
      1,360   Lancaster IDA (LOC - Fulton Bank)
                (Put Date 2/07/2019)(c)                                     2.70             6/01/2027            1,360
                                                                                                             ----------
                                                                                                                 11,061
                                                                                                             ----------
              Total Municipal Obligations (cost: $415,676)                                                      415,676
                                                                                                             ----------

              U.S. TREASURY SECURITIES (8.3%)

              NOTES (8.3%)
    150,000   U.S. Treasury Note (1 mo. USTMMR + 0.048%)                    2.45(b),(d)     10/31/2019          150,098
    125,000   U.S. Treasury Note (3 mo. USTMMR + 0.06%)                     2.46(b),(d)      7/31/2019          125,075
    125,000   U.S. Treasury Note (3 mo. USTMMR + 0.07%)                     2.47(b),(d)      4/30/2019          125,047
                                                                                                             ----------
              Total U.S. Treasury Securities (cost: $400,220)                                                   400,220
                                                                                                             ----------

              REPURCHASE AGREEMENTS (2.1%)
    100,000   Fixed Income Clearing Corp., 2.55%, acquired 1/31/2019
                and due on 2/01/2019 at $100,000 (collateralized by $100,000 of U.S. Treasury, 2.88%(e) due 11/30/2023; market value
                $102,000) (cost: $100,000)                                                                      100,000
                                                                                                             ----------
              TOTAL INVESTMENTS (COST: $4,820,750)                                                           $4,820,750
                                                                                                             ==========

-----------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------------
ASSETS                                                  LEVEL 1               LEVEL 2       LEVEL 3               TOTAL
-----------------------------------------------------------------------------------------------------------------------
Money Market Instruments:
  Certificates of Deposit                                    $-            $  675,000            $-          $  675,000
  Commercial Paper                                            -             1,838,360             -           1,838,360
  Corporate Obligations                                       -               576,494             -             576,494
  Eurodollar and Yankee Obligations                           -               815,000             -             815,000
  Municipal Obligations                                       -               415,676             -             415,676
  Repurchase Agreements                                       -               100,000             -             100,000
  U.S. Treasury Securities                                    -               400,220             -             400,220
-----------------------------------------------------------------------------------------------------------------------
Total                                                        $-            $4,820,750            $-          $4,820,750
-----------------------------------------------------------------------------------------------------------------------

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

10  | USAA MONEY MARKET FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    CERTIFICATES OF DEPOSIT - Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing. Rate

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  11

================================================================================

    represents an annualized yield at time of purchase or coupon rate, if applicable.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    IDA     Industrial Development Authority/Agency
    LIBOR   London Interbank Offered Rate
    USTMMR  Quarterly US Treasury Money Market Rate

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) regulations applicable to money market funds. In order to qualify as an eligible security, USAA Mutual Funds Trust's Board of Trustees, must determine that the particular investment presents minimal credit risk in accordance with these SEC regulations.

    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities
        Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

================================================================================

12  | USAA MONEY MARKET FUND

================================================================================

    (b) Variable-rate security - interest rate is adjusted periodically.
        The interest rate disclosed represents the rate at January 31, 2019.

    (c) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (d) Rates for U.S. Treasury floating-rate notes rise and fall based on discount rates in auctions of 13-week Treasury bills, and are paid quarterly.

    (e) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  13

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2019 (unaudited)
--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)         $4,820,750
   Cash                                                                                857
   Receivables:
      Capital shares sold                                                           28,389
      Interest                                                                       6,018
      Securities sold                                                                2,709
                                                                                ----------
          Total assets                                                           4,858,723
                                                                                ----------
LIABILITIES
   Payables:
      Capital shares redeemed                                                       23,045
      Dividends on capital shares                                                       90
   Accrued management fees                                                             984
   Other accrued expenses and payables                                                 295
                                                                                ----------
          Total liabilities                                                         24,414
                                                                                ----------
              Net assets applicable to capital shares outstanding               $4,834,309
                                                                                ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $4,834,311
   Accumulated loss                                                                     (2)
                                                                                ----------
              Net assets applicable to capital shares outstanding               $4,834,309
                                                                                ==========
   Capital shares outstanding, no par value                                      4,834,833
                                                                                ==========
   Net asset value, redemption price, and offering price per share              $     1.00
                                                                                ==========

See accompanying notes to financial statements.

================================================================================

14  | USAA MONEY MARKET FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                              $59,309
                                                                                -------
EXPENSES
   Management fees                                                                5,747
   Administration and servicing fees                                              2,394
   Transfer agent's fees                                                          5,986
   Custody and accounting fees                                                      154
   Postage                                                                          261
   Shareholder reporting fees                                                        95
   Trustees' fees                                                                    17
   Registration fees                                                                 65
   Professional fees                                                                 43
   Other                                                                             30
                                                                                -------
      Total expenses                                                             14,792
                                                                                -------
NET INVESTMENT INCOME                                                            44,517
                                                                                -------
NET REALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                  6
                                                                                -------
   Increase in net assets resulting from operations                             $44,523
                                                                                =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited), and year ended
July 31, 2018

---------------------------------------------------------------------------------------------------

                                                                        1/31/2019         7/31/2018
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                              $    44,517       $    50,016
   Net realized gain on investments                                             6                 -
                                                                      -----------------------------
      Increase in net assets resulting from operations                     44,523            50,016
                                                                      -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS                                                    (44,517)          (50,007)
                                                                      -----------------------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                            3,159,453         5,931,753
   Reinvested dividends                                                    44,261            49,721
   Cost of shares redeemed                                             (2,993,021)       (5,871,143)
                                                                      -----------------------------
      Increase in net assets from capital share transactions              210,693           110,331
                                                                      -----------------------------
   Net increase in net assets                                             210,699           110,340

NET ASSETS
   Beginning of period                                                  4,623,610         4,513,270
                                                                      -----------------------------
   End of period                                                      $ 4,834,309       $ 4,623,610
                                                                      =============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                          3,159,453         5,931,753
   Shares issued for dividends reinvested                                  44,261            49,721
   Shares redeemed                                                     (2,993,021)       (5,871,143)
                                                                      -----------------------------
      Increase in shares outstanding                                      210,693           110,331
                                                                      =============================

See accompanying notes to financial statements.

================================================================================

16  | USAA MONEY MARKET FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Money Market Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek the highest income consistent with preservation of capital and the maintenance of liquidity.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed during the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Fund's Board of Trustees and of the Fund's shareholders at a special shareholder meeting to be held on April 18, 2019.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities, which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2.  Repurchase agreements are valued at cost.

    3. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

18  | USAA MONEY MARKET FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the six-month period ended January 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

    subject to examination by the Internal Revenue Service and state taxing authorities.

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At January 31, 2019, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the

================================================================================

20  | USAA MONEY MARKET FUND

================================================================================

    normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the six-month period ended January 31, 2019, the Fund paid CAPCO facility fees of $20,000, which represents 5.9% of the total fees paid to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2019.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2019, in accordance with applicable federal tax law.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

(4) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average daily net assets. For the six-month period ended January 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $5,747,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average daily net assets. For the six-month period ended January 31, 2019, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $2,394,000.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the

================================================================================

22  | USAA MONEY MARKET FUND

================================================================================

reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2019, the Fund reimbursed the Manager less than $500 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.25% of the Fund's average daily net assets for the fiscal year. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended January 31, 2019, the Fund incurred transfer agent's fees, paid or payable to SAS, of $5,986,000.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(7) RECENTLY ADOPTED ACCOUNTING STANDARDS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

24  | USAA MONEY MARKET FUND

================================================================================

FINANCIAL HIGHLIGHTS

(UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                                    YEAR ENDED JULY 31,
                             ----------------------------------------------------------------------------------------------
                                   2019           2018        2017               2016               2015               2014
                             ----------------------------------------------------------------------------------------------
Net asset value at
  beginning of period        $     1.00     $     1.00  $     1.00         $     1.00         $     1.00         $     1.00
                             ----------------------------------------------------------------------------------------------
Income from
  investment operations:
  Net investment income             .01            .01         .00(a)             .00(a)             .00(a)             .00(a)
  Net realized and
    unrealized gain(a)              .00            .00         .00                .00                .00                .00
                             ----------------------------------------------------------------------------------------------
Total from investment
  operations                        .01            .01         .00(a)             .00(a)             .00(a)             .00(a)
                             ----------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.01)          (.01)       (.00)(a)           (.00)(a)           (.00)(a)           (.00)(a)
  Realized capital gains              -              -        (.00)(a)           (.00)(a)              -               (.00)(a)
                             ----------------------------------------------------------------------------------------------
Total distributions                (.01)          (.01)       (.00)(a)           (.00)(a)           (.00)(a)           (.00)(a)
                             ----------------------------------------------------------------------------------------------
Net asset value at
  end of period              $     1.00     $     1.00  $     1.00         $     1.00         $     1.00         $     1.00
                             ==============================================================================================
Total return (%)*                   .94           1.13         .31(b)             .01(b)             .01(b)             .01(b)
Net assets at end
  of period (000)            $4,834,309     $4,623,610  $4,513,270         $5,606,434         $5,289,252         $5,192,675
Ratios to average
  daily net assets:**
  Expenses (%)                      .62(c)         .62         .63(b),(d)         .41(b),(d)         .24(b),(d)         .22(b)
  Expenses, excluding
    reimbursements (%)              .62(c)         .62         .63(d)             .67(d)             .65(d)             .63
  Net investment
    income (%)                     1.86(c)        1.12         .29                .01                .01                .01

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $4,750,682,000.
(a) Represents less than $0.01 per share.
(b) The Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  25

================================================================================

EXPENSE EXAMPLE

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2018, through January 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

26  | USAA MONEY MARKET FUND

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                             EXPENSES PAID
                                             BEGINNING                 ENDING                DURING PERIOD*
                                           ACCOUNT VALUE            ACCOUNT VALUE           AUGUST 1, 2018 -
                                           AUGUST 1, 2018          JANUARY 31, 2019         JANUARY 31, 2019
                                           -----------------------------------------------------------------
Actual                                       $1,000.00                 $1,009.40                  $3.14

Hypothetical
  (5% return before expenses)                 1,000.00                  1,022.08                   3.16

*Expenses are equal to the Fund's annualized expense ratio of 0.62%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.94% for the six-month period of August 1, 2018, through January 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  27

================================================================================

ADVISORY AGREEMENT(S)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

28  | USAA MONEY MARKET FUND

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

                                                     ADVISORY AGREEMENT(S) |  29

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

================================================================================

30  | USAA MONEY MARKET FUND

================================================================================

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o   With the exception of the USAA S&P 500 Index Fund, USAA Extended
        Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short- Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

32  | USAA MONEY MARKET FUND

================================================================================

        businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

================================================================================

                                                     ADVISORY AGREEMENT(S) |  33

================================================================================

is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

34  | USAA MONEY MARKET FUND

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

================================================================================

                                                     ADVISORY AGREEMENT(S) |  35

================================================================================

objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

================================================================================

36  | USAA MONEY MARKET FUND

================================================================================

Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

================================================================================

                                                     ADVISORY AGREEMENT(S) |  37

================================================================================

the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

38  | USAA MONEY MARKET FUND

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset

================================================================================

                                                     ADVISORY AGREEMENT(S) |  39

================================================================================

Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered

================================================================================

40  | USAA MONEY MARKET FUND

================================================================================

each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

At the 2018 15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

================================================================================

42  | USAA MONEY MARKET FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
  >>  Secure
  >>  Saves Time
  >>  Good for the Environment

Sign up today for online document delivery at USAA.COM/UDO

[LOGO OF USAA]
     USAA      We know what it means to serve.(R)

================================================================================
23428-0319                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA SMALL CAP STOCK FUND]

================================================================================

    SEMIANNUAL REPORT
    USAA SMALL CAP STOCK FUND
    FUND SHARES (USCAX) o INSTITUTIONAL SHARES (UISCX)
    JANUARY 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800)531-USAA
(8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

INVESTMENT OVERVIEW                                                            1

FINANCIAL INFORMATION

   Portfolio of Investments                                                    2

   Notes to Portfolio of Investments                                          15

   Financial Statements                                                       17

   Notes to Financial Statements                                              21

   Financial Highlights                                                       36

EXPENSE EXAMPLE                                                               38

ADVISORY AGREEMENT(S)                                                         40

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

                          o TOP 10 HOLDINGS - 1/31/19 o
                                (% of Net Assets)

TriMas Corp. .............................................................. 1.4%
Exact Sciences Corp. ...................................................... 1.3%
WNS Holdings Ltd. ADR ..................................................... 1.3%
First Midwest Bancorp, Inc. ............................................... 1.1%
Northwest Bancshares, Inc. ................................................ 1.1%
Belden, Inc. .............................................................. 1.1%
MB Financial, Inc. ........................................................ 1.1%
ESCO Technologies, Inc. ................................................... 1.0%
Mueller Industries, Inc. .................................................. 1.0%
Orion Engineered Carbons S.A. ............................................. 0.9%

                        o SECTOR ALLOCATION* - 1/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIAL                                                                  25.1%
CONSUMER, NON-CYCLICAL                                                     22.0%
INDUSTRIAL                                                                 16.7%
TECHNOLOGY                                                                 11.2%
CONSUMER, CYCLICAL                                                          8.0%
COMMUNICATIONS                                                              4.5%
ENERGY                                                                      4.3%
BASIC MATERIALS                                                             3.9%
UTILITIES                                                                   2.4%

                                 [END PIE CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

                                                        INVESTMENT OVERVIEW |  1

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             EQUITY SECURITIES (98.1%)

             COMMON STOCKS (98.1%)

             BASIC MATERIALS (3.9%)
             ----------------------
             CHEMICALS (2.5%)
   154,300   Huntsman Corp.                                                    $    3,390
   181,532   OMNOVA Solutions, Inc.(a)                                              1,618
   523,947   Orion Engineered Carbons S.A.                                         14,456
   207,732   Sensient Technologies Corp.                                           13,041
    71,550   Stepan Co.                                                             6,291
                                                                               ----------
                                                                                   38,796
                                                                               ----------
             FOREST PRODUCTS & PAPER (0.9%)
   138,906   Neenah, Inc.                                                           9,678
   174,000   Resolute Forest Products, Inc.                                         1,357
    90,900   Verso Corp. "A"(a)                                                     2,242
                                                                               ----------
                                                                                   13,277
                                                                               ----------
             IRON/STEEL (0.5%)
   378,618   Cleveland-Cliffs, Inc.                                                 4,055
   189,800   Commercial Metals Co.                                                  3,312
    88,900   Ryerson Holding Corp.(a)                                                 625
                                                                               ----------
                                                                                    7,992
                                                                               ----------
             Total Basic Materials                                                 60,065
                                                                               ----------

             COMMUNICATIONS (4.5%)
             ---------------------
             ADVERTISING (0.1%)
     5,500   Trade Desk, Inc. "A"(a)                                                  785
                                                                               ----------
             INTERNET (3.3%)
    41,300   ANGI Homeservices, Inc. "A"(a)                                           702
   112,300   Attunity Ltd.(a)                                                       2,791
    76,402   Etsy, Inc.(a)                                                          4,175
 2,812,344   Limelight Networks, Inc.(a)                                            8,774
    17,400   Match Group, Inc.                                                        931
    87,190   Mimecast Ltd.(a)                                                       3,276
    56,670   Okta, Inc.(a)                                                          4,671
   205,100   Perficient, Inc.(a)                                                    5,232
    17,500   Proofpoint, Inc.(a)                                                    1,783

================================================================================

2  | USAA SMALL CAP STOCK FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
    11,882   RingCentral, Inc. "A"(a)                                          $    1,098
    93,200   Rubicon Project, Inc.(a)                                                 416
    33,010   Stamps.com, Inc.(a)                                                    6,142
   120,045   TechTarget, Inc.(a)                                                    1,741
    60,500   Twilio, Inc. "A"(a)                                                    6,735
    53,000   Zscaler, Inc.(a)                                                       2,564
                                                                               ----------
                                                                                   51,031
                                                                               ----------
             MEDIA (0.2%)
   189,010   Gray Television, Inc.(a)                                               3,158
     4,205   Nexstar Media Group, Inc. "A"                                            351
                                                                               ----------
                                                                                    3,509
                                                                               ----------
             TELECOMMUNICATIONS (0.9%)
   694,540   Aerohive Networks, Inc.(a)                                             2,653
   195,200   Extreme Networks, Inc.(a)                                              1,476
   115,200   Finisar Corp.(a)                                                       2,624
    81,250   GTT Communications, Inc.(a),(b)                                        2,080
   262,400   Viavi Solutions, Inc.(a)                                               2,918
   152,805   Vonage Holdings Corp.(a)                                               1,392
                                                                               ----------
                                                                                   13,143
                                                                               ----------
             Total Communications                                                  68,468
                                                                               ----------

             CONSUMER, CYCLICAL (8.0%)
             -------------------------
             AIRLINES (0.6%)
   109,500   SkyWest, Inc.                                                          5,579
    59,800   Spirit Airlines, Inc.(a)                                               3,518
                                                                               ----------
                                                                                    9,097
                                                                               ----------
             APPAREL (0.2%)
    27,100   Deckers Outdoor Corp.(a)                                               3,481
                                                                               ----------
             AUTO PARTS & EQUIPMENT (1.7%)
   125,800   Commercial Vehicle Group, Inc.(a)                                        940
   183,260   Cooper Tire & Rubber Co.                                               6,451
    91,177   Douglas Dynamics, Inc.                                                 3,227
   194,150   Gentherm, Inc.(a)                                                      8,263
   226,800   Meritor, Inc.(a)                                                       4,690
    88,361   Modine Manufacturing Co.(a)                                            1,293
    77,600   Motorcar Parts of America, Inc.(a),(b)                                 1,552
                                                                               ----------
                                                                                   26,416
                                                                               ----------
             DISTRIBUTION/WHOLESALE (1.0%)
    74,600   G-III Apparel Group Ltd.(a)                                            2,601
   127,152   ScanSource, Inc.(a)                                                    4,871
   195,800   Titan Machinery, Inc.(a)                                               3,669

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  3

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
    81,130   Triton International Ltd.                                         $    2,917
    46,600   Veritiv Corp.(a)                                                       1,592
                                                                               ----------
                                                                                   15,650
                                                                               ----------
             ENTERTAINMENT (0.2%)
     9,100   Live Nation Entertainment, Inc.(a)                                       487
    12,600   Vail Resorts, Inc.                                                     2,372
                                                                               ----------
                                                                                    2,859
                                                                               ----------
             HOME BUILDERS (0.9%)
    85,492   KB Home                                                                1,831
   105,900   M/I Homes, Inc.(a)                                                     2,805
     3,300   Thor Industries, Inc.                                                    215
   661,116   TRI Pointe Group, Inc.(a)                                              8,892
                                                                               ----------
                                                                                   13,743
                                                                               ----------
             OFFICE FURNISHINGS (0.7%)
   631,596   Steelcase, Inc. "A"                                                   10,421
                                                                               ----------
             RETAIL (2.5%)
    94,200   Abercrombie & Fitch Co. "A"                                            2,041
    99,300   American Eagle Outfitters, Inc.                                        2,097
   200,682   Cato Corp. "A"                                                         2,980
    74,800   DSW, Inc. "A"                                                          2,038
    52,100   Group 1 Automotive, Inc.                                               3,180
   580,407   Luxfer Holdings plc                                                   11,556
   714,600   Office Depot, Inc.                                                     2,108
    62,100   PC Connection, Inc.                                                    2,057
   257,500   Rush Enterprises, Inc. "A"                                             9,850
                                                                               ----------
                                                                                   37,907
                                                                               ----------
             STORAGE/WAREHOUSING (0.2%)
    77,800   Mobile Mini, Inc.                                                      2,940
                                                                               ----------
             Total Consumer, Cyclical                                             122,514
                                                                               ----------
             CONSUMER, NON-CYCLICAL (22.0%)
             ------------------------------
             BEVERAGES (0.7%)
 2,905,370   C&C Group plc(c)                                                      10,965
     2,570   MGP Ingredients, Inc.(b)                                                 185
                                                                               ----------
                                                                                   11,150
                                                                               ----------
             BIOTECHNOLOGY (4.1%)
    76,480   Acceleron Pharma, Inc.(a)                                              3,243
    62,900   Argenx SE ADR(a)                                                       6,674
    43,200   CytomX Therapeutics, Inc.(a)                                             733
    63,900   Emergent BioSolutions, Inc.(a)                                         3,987
    35,600   Esperion Therapeutics, Inc.(a),(b)                                     1,654

================================================================================

4  | USAA SMALL CAP STOCK FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
   228,470   Exact Sciences Corp.(a)                                           $   20,581
    87,538   Harvard Bioscience, Inc.(a)                                              300
   119,000   Immunomedics, Inc.(a)                                                  1,760
    56,480   Ligand Pharmaceuticals, Inc.(a),(b)                                    6,670
    61,420   MacroGenics, Inc.(a)                                                     720
   306,170   Medicines Co.(a),(b)                                                   7,076
   335,486   NeoGenomics, Inc.(a)                                                   5,576
   241,829   Vericel Corp.(a)                                                       4,159
                                                                               ----------
                                                                                   63,133
                                                                               ----------
             COMMERCIAL SERVICES (8.9%)
    41,292   2U, Inc.(a)                                                            2,347
    95,403   AMN Healthcare Services, Inc.(a)                                       6,181
   142,370   CAI International, Inc.(a)                                             3,534
    46,900   Cardtronics plc "A"(a)                                                 1,270
   189,037   CBIZ, Inc.(a)                                                          3,705
    86,850   Chegg, Inc.(a)                                                         3,059
   114,094   CorVel Corp.(a)                                                        7,127
    15,155   CoStar Group, Inc.(a)                                                  5,922
   101,920   Euronet Worldwide, Inc.(a)                                            11,722
   286,479   Forrester Research, Inc.                                              12,866
    84,890   FTI Consulting, Inc.(a)                                                5,800
     6,470   Grand Canyon Education, Inc.(a)                                          601
   114,400   Hackett Group, Inc.                                                    2,058
   120,600   HMS Holdings Corp.(a)                                                  3,617
   228,001   Huron Consulting Group, Inc.(a)                                       11,024
    99,379   ICF International, Inc.                                                6,551
   132,700   K12, Inc.(a)                                                           4,181
   141,300   Kelly Services, Inc. "A"                                               3,165
   168,791   Matthews International Corp. "A"                                       7,510
   334,500   Navigant Consulting, Inc.                                              8,670
   157,120   Nutrisystem, Inc.                                                      6,821
    69,500   Quad/Graphics, Inc.                                                      939
   236,116   SEACOR Marine Holdings, Inc.(a)                                        3,129
   249,527   SP Plus Corp.(a)                                                       8,259
    11,460   Strategic Education, Inc.                                              1,254
    90,300   TrueBlue, Inc.(a)                                                      2,202
    73,200   Weight Watchers International, Inc.(a)                                 2,342
                                                                               ----------
                                                                                  135,856
                                                                               ----------
             FOOD (0.8%)
   261,031   Cranswick Plc(c)                                                       9,882
   123,800   Darling Ingredients, Inc.(a)                                           2,633
                                                                               ----------
                                                                                   12,515
                                                                               ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  5

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             HEALTHCARE PRODUCTS (3.3%)
     7,370   ABIOMED, Inc.(a)                                                  $    2,587
    98,800   Cardiovascular Systems, Inc.(a)                                        3,076
    64,510   CONMED Corp.                                                           4,538
   278,183   CytoSorbents Corp.(a),(b)                                              2,084
    38,700   Genomic Health, Inc.(a)                                                2,934
    41,290   Inogen, Inc.(a)                                                        6,243
    69,540   Insulet Corp.(a)                                                       5,646
   181,400   Invacare Corp.                                                           932
   147,775   Natus Medical, Inc.(a)                                                 4,986
    74,830   Nuvectra Corp.(a)                                                      1,048
   196,700   Oxford Immunotec Global plc(a)                                         2,860
   125,720   Repligen Corp.(a)                                                      7,167
   260,780   Sientra, Inc.(a)                                                       2,900
    39,300   West Pharmaceutical Services, Inc.                                     4,255
                                                                               ----------
                                                                                   51,256
                                                                               ----------
             HEALTHCARE-SERVICES (1.3%)
    32,500   Charles River Laboratories International, Inc.(a)                      4,004
   117,640   Ensign Group, Inc.                                                     5,125
    87,600   Neuronetics, Inc.(a)                                                   1,500
    46,200   Syneos Health, Inc.(a)                                                 2,358
    66,117   Teladoc Health, Inc.(a),(b)                                            4,245
   124,900   Triple-S Management Corp. "B"(a)                                       2,518
                                                                               ----------
                                                                                   19,750
                                                                               ----------
             HOUSEHOLD PRODUCTS/WARES (1.4%)
 1,297,066   ACCO Brands Corp.                                                     11,453
    56,600   Central Garden & Pet Co. "A"(a)                                        2,016
    64,313   Helen of Troy Ltd.(a)                                                  7,463
                                                                               ----------
                                                                                   20,932
                                                                               ----------
             PHARMACEUTICALS (1.5%)
    57,300   Aerie Pharmaceuticals, Inc.(a)                                         2,694
   223,710   Collegium Pharmaceutical, Inc.(a),(b)                                  3,582
    44,498   DexCom, Inc.(a)                                                        6,275
    46,100   Enanta Pharmaceuticals, Inc.(a)                                        3,662
   162,300   Endo International plc(a)                                              1,582
   167,490   Fennec Pharmaceuticals, Inc.(a)                                        1,120
   130,500   Ironwood Pharmaceuticals, Inc.(a)                                      1,783
    34,600   Jounce Therapeutics, Inc.(a)                                             145
    68,700   Mallinckrodt plc(a)                                                    1,502
                                                                               ----------
                                                                                   22,345
                                                                               ----------
             Total Consumer, Non-cyclical                                         336,937
                                                                               ----------

================================================================================

6  | USAA SMALL CAP STOCK FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             ENERGY (4.3%)
             -------------
             ENERGY-ALTERNATE SOURCES (0.4%)
   207,590   Enphase Energy, Inc.(a),(b)                                       $    1,501
   191,300   Pacific Ethanol, Inc.(a)                                                 244
   136,400   Renewable Energy Group, Inc.(a)                                        3,942
                                                                               ----------
                                                                                    5,687
                                                                               ----------
             OIL & GAS (1.8%)
    40,900   Bonanza Creek Energy, Inc.(a)                                            943
   669,120   Carrizo Oil & Gas, Inc.(a)                                             8,217
    91,300   CNX Resources Corp.(a)                                                 1,108
    51,400   Delek U.S. Holdings, Inc.                                              1,671
   329,900   Denbury Resources, Inc.(a)                                               670
   419,434   Northern Oil and Gas, Inc.(a)                                          1,061
    59,700   PBF Energy, Inc. "A"                                                   2,186
   296,132   Resolute Energy Corp.(a),(b)                                           9,692
   336,400   Ring Energy, Inc.(a)                                                   1,978
    87,800   Transocean Ltd.(a)                                                       753
                                                                               ----------
                                                                                   28,279
                                                                               ----------
             OIL & GAS SERVICES (2.1%)
   142,400   Archrock, Inc.                                                         1,344
   146,148   DMC Global, Inc.                                                       5,045
   320,231   Era Group, Inc.(a)                                                     3,017
   151,776   McDermott International, Inc.(a)                                       1,339
   563,590   ProPetro Holding Corp.(a)                                              9,209
   546,760   Thermon Group Holdings, Inc.(a)                                       12,608
                                                                               ----------
                                                                                   32,562
                                                                               ----------
             Total Energy                                                          66,528
                                                                               ----------

             FINANCIAL (25.1%)
             -----------------
             BANKS (9.6%)
   191,216   1st Source Corp.                                                       8,681
   112,300   Cathay General Bancorp                                                 4,168
   143,300   CenterState Bank Corp.                                                 3,554
    99,100   Customers Bancorp, Inc.(a)                                             1,949
    26,400   Eagle Bancorp, Inc.(a)                                                 1,449
   102,000   Enterprise Financial Services Corp.                                    4,501
    55,900   Financial Institutions, Inc.                                           1,499
   439,809   First Busey Corp.                                                     10,890
    86,500   First Hawaiian, Inc.                                                   2,226
   142,200   First Merchants Corp.                                                  5,209
   759,654   First Midwest Bancorp, Inc.                                           16,728
   155,300   Flagstar Bancorp, Inc.(a)                                              4,791

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  7

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
   355,450   Great Western Bancorp, Inc.                                       $   12,544
   317,979   International Bancshares Corp.                                        11,279
   371,372   MB Financial, Inc.                                                    16,481
    67,600   Peapack Gladstone Financial Corp.                                      1,804
    63,900   Popular, Inc.                                                          3,490
   194,614   Synovus Financial Corp.                                                6,893
    81,150   Texas Capital Bancshares, Inc.(a)                                      4,729
   116,800   Umpqua Holdings Corp.                                                  2,065
   269,340   Union Bankshares Corp.                                                 8,500
   133,200   United Community Banks, Inc.                                           3,426
   339,400   Valley National Bancorp                                                3,431
    66,500   Walker & Dunlop, Inc.                                                  3,197
    45,000   Wintrust Financial Corp.                                               3,201
                                                                               ----------
                                                                                  146,685
                                                                               ----------
             DIVERSIFIED FINANCIAL SERVICES (1.1%)
   424,970   BGC Partners, Inc. "A"                                                 2,631
    71,800   Encore Capital Group, Inc.(a),(b)                                      2,121
    50,175   Federal Agricultural Mortgage Corp. "C"                                3,550
    85,900   OneMain Holdings, Inc.(a)                                              2,568
    95,600   PennyMac Financial Services, Inc.                                      1,977
    49,100   Stifel Financial Corp.                                                 2,350
    59,789   WageWorks, Inc.(a)                                                     1,886
                                                                               ----------
                                                                                   17,083
                                                                               ----------
             INSURANCE (2.7%)
   131,000   Ambac Financial Group, Inc.(a)                                         2,478
   168,100   American Equity Investment Life Holding Co.                            5,265
   152,300   Atlas Financial Holdings, Inc.(a)                                      1,354
   209,800   CNO Financial Group, Inc.                                              3,751
    18,560   eHealth, Inc.(a)                                                       1,135
    33,200   James River Group Holdings Ltd.                                        1,281
   120,813   Kemper Corp.                                                           9,083
    86,400   Kinsale Capital Group, Inc.                                            5,011
   557,600   MGIC Investment Corp.(a)                                               6,959
   191,500   Radian Group, Inc.                                                     3,684
    42,131   Trupanion, Inc.(a),(b)                                                 1,119
                                                                               ----------
                                                                                   41,120
                                                                               ----------
             INVESTMENT COMPANIES (0.4%)
   314,628   Solar Capital Ltd.                                                     6,453
                                                                               ----------
             REAL ESTATE (1.6%)
   531,130   Alexander & Baldwin, Inc.                                             12,237
 1,062,019   Newmark Group, Inc. "A"                                               11,098

================================================================================

8  | USAA SMALL CAP STOCK FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
   138,600   Whitestone REIT                                                   $    1,966
                                                                               ----------
                                                                                   25,301
                                                                               ----------
             REITS (7.2%)
   294,100   Anworth Mortgage Asset Corp.                                           1,315
    97,700   Apollo Commercial Real Estate Finance, Inc.                            1,778
   682,200   Ashford Hospitality Trust, Inc.                                        3,377
   234,244   Braemar Hotels & Resorts, Inc.                                         2,605
   124,000   CareTrust REIT, Inc.                                                   2,726
   129,800   Cherry Hill Mortgage Investment Corp.                                  2,401
    43,500   Chesapeake Lodging Trust                                               1,239
   192,400   Chimera Investment Corp.                                               3,661
   408,115   Corporate Office Properties Trust                                     10,076
   161,800   Cousins Properties, Inc.                                               1,432
   661,060   DiamondRock Hospitality Co.                                            6,716
   258,100   Dynex Capital, Inc.                                                    1,554
    95,700   Hospitality Properties Trust                                           2,551
   179,700   Invesco Mortgage Capital, Inc.                                         2,893
    17,260   Investors Real Estate Trust                                            1,016
   276,131   Ladder Capital Corp.                                                   4,780
    31,400   NexPoint Residential Trust, Inc.                                       1,175
   717,930   Physicians Realty Trust                                               13,002
   321,773   PotlatchDeltic Corp.                                                  11,867
    69,649   QTS Realty Trust, Inc. "A"                                             2,933
    78,900   Ready Capital Corp.(d)                                                 1,234
    65,900   Rexford Industrial Realty, Inc.                                        2,214
    34,500   RLJ Lodging Trust                                                        640
   930,937   RPT Realty                                                            12,186
   711,234   Summit Hotel Properties, Inc.                                          7,944
   100,200   Sunstone Hotel Investors, Inc.                                         1,433
   601,600   Washington Prime Group, Inc.                                           3,417
    85,500   Xenia Hotels & Resorts, Inc.                                           1,605
                                                                               ----------
                                                                                  109,770
                                                                               ----------
             SAVINGS & LOANS (2.5%)
   648,594   Banc of California, Inc.                                               9,457
   160,000   Dime Community Bancshares, Inc.                                        3,155
    45,000   First Defiance Financial Corp.                                         1,268
   386,250   Flushing Financial Corp.                                               8,567
   941,741   Northwest Bancshares, Inc.                                            16,612
                                                                               ----------
                                                                                   39,059
                                                                               ----------
             Total Financial                                                      385,471
                                                                               ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             INDUSTRIAL (16.7%)
             ------------------
             AEROSPACE/DEFENSE (0.4%)
   144,116   Astronics Corp.(a)                                                $    4,420
    10,700   Moog, Inc. "A"                                                           957
                                                                               ----------
                                                                                    5,377
                                                                               ----------
             BUILDING MATERIALS (1.4%)
   134,840   American Woodmark Corp.(a)                                             9,432
 2,877,608   Tyman plc(c)                                                           8,757
    92,600   Universal Forest Products, Inc.                                        2,854
                                                                               ----------
                                                                                   21,043
                                                                               ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (1.2%)
   309,593   Belden, Inc.                                                          16,597
    19,300   EnerSys                                                                1,646
                                                                               ----------
                                                                                   18,243
                                                                               ----------
             ELECTRONICS (1.0%)
    12,490   Coherent, Inc.(a)                                                      1,476
    49,783   OSI Systems, Inc.(a)                                                   4,465
    91,000   Sanmina Corp.(a)                                                       2,841
    58,900   SYNNEX Corp.                                                           5,699
   123,035   ZAGG, Inc.(a)                                                          1,381
                                                                               ----------
                                                                                   15,862
                                                                               ----------
             ENGINEERING & CONSTRUCTION (1.0%)
    13,000   EMCOR Group, Inc.                                                        848
    93,500   KBR, Inc.                                                              1,608
   411,386   Mistras Group, Inc.(a)                                                 6,052
   274,842   Primoris Services Corp.                                                5,483
    48,700   Tutor Perini Corp.(a)                                                    838
    30,800   VSE Corp.                                                              1,005
                                                                               ----------
                                                                                   15,834
                                                                               ----------
             ENVIRONMENTAL CONTROL (0.5%)
    97,200   Advanced Disposal Services, Inc.(a)                                    2,449
   147,000   Casella Waste Systems, Inc. "A"(a)                                     4,428
   707,122   Hudson Technologies, Inc.(a),(b)                                         827
                                                                               ----------
                                                                                    7,704
                                                                               ----------
             MACHINERY-DIVERSIFIED (2.1%)
   209,239   Albany International Corp. "A"                                        14,366
    77,330   Chart Industries, Inc.(a)                                              5,777
    94,593   Columbus McKinnon Corp.                                                3,424
   321,237   Gardner Denver Holdings, Inc.(a)                                       7,925
                                                                               ----------
                                                                                   31,492
                                                                               ----------

================================================================================

10  | USAA SMALL CAP STOCK FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             METAL FABRICATION/HARDWARE (4.1%)
   169,396   CIRCOR International, Inc.(a)                                     $    4,684
   101,600   Global Brass & Copper Holdings, Inc.                                   3,072
   607,448   Mueller Industries, Inc.                                              15,739
    60,700   Olympic Steel, Inc.                                                    1,170
    58,814   RBC Bearings, Inc.(a)                                                  8,200
    73,600   Rexnord Corp.(a)                                                       1,925
    92,500   Timken Co.                                                             3,940
   724,540   TriMas Corp.(a)                                                       21,004
    25,872   Valmont Industries, Inc.                                               3,337
                                                                               ----------
                                                                                   63,071
                                                                               ----------
             MISCELLANEOUS MANUFACTURERS (1.7%)
    96,165   Axon Enterprise, Inc.(a)                                               4,906
   245,257   ESCO Technologies, Inc.                                               15,969
    37,100   John Bean Technologies Corp.                                           2,947
    22,250   Proto Labs, Inc.(a)                                                    2,762
                                                                               ----------
                                                                                   26,584
                                                                               ----------
             PACKAGING & CONTAINERS (0.7%)
   216,209   Greif, Inc. "A"                                                        8,432
   151,200   Owens-Illinois, Inc.                                                   3,035
                                                                               ----------
                                                                                   11,467
                                                                               ----------
             TRANSPORTATION (2.0%)
   567,735   Dorian LPG Ltd.(a)                                                     3,111
   169,295   Echo Global Logistics, Inc.(a)                                         4,023
   159,726   Forward Air Corp.                                                      9,349
   101,000   Knight-Swift Transportation Holdings, Inc.                             3,207
   229,109   Scorpio Tankers, Inc.                                                  4,291
   167,974   SEACOR Holdings, Inc.(a)                                               6,952
                                                                               ----------
                                                                                   30,933
                                                                               ----------
             TRUCKING & LEASING (0.6%)
   121,038   GATX Corp.                                                             9,160
                                                                               ----------
             Total Industrial                                                     256,770
                                                                               ----------
             TECHNOLOGY (11.2%)
             ------------------
             COMPUTERS (4.7%)
    12,900   CACI International, Inc. "A"(a)                                        2,157
    43,421   Carbonite, Inc.(a)                                                     1,244
    70,583   Cubic Corp.                                                            4,536
    45,100   CyberArk Software Ltd.(a)                                              3,958
    14,170   Globant S.A.(a)                                                          958
   108,800   Insight Enterprises, Inc.(a)                                           4,996
   566,919   Kornit Digital Ltd.(a),(b)                                            10,862

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
    76,600   Nutanix, Inc. "A"(a)                                              $    3,924
   161,600   Perspecta, Inc.                                                        3,240
   210,320   Pure Storage, Inc. "A"(a)                                              3,767
    44,350   Qualys, Inc.(a)                                                        3,838
    92,400   Rapid7, Inc.(a)                                                        3,713
   101,328   Virtusa Corp.(a)                                                       4,916
   402,061   WNS Holdings Ltd. ADR(a)                                              19,616
                                                                               ----------
                                                                                   71,725
                                                                               ----------
             SEMICONDUCTORS (2.7%)
   307,640   Adesto Technologies Corp.(a),(b)                                       1,517
   275,060   Brooks Automation, Inc.                                                8,563
    24,200   CEVA, Inc.(a)                                                            688
   290,489   CTS Corp.                                                              8,241
    61,300   Inphi Corp.(a)                                                         2,418
    96,200   Mellanox Technologies Ltd.(a)                                          8,986
    15,200   Monolithic Power Systems, Inc.                                         1,924
    22,200   Power Integrations, Inc.                                               1,465
   184,780   Rudolph Technologies, Inc.(a)                                          4,014
    22,500   Silicon Laboratories, Inc.(a)                                          1,721
    67,195   Teradyne, Inc.                                                         2,418
                                                                               ----------
                                                                                   41,955
                                                                               ----------
             SOFTWARE (3.8%)
    17,800   Akamai Technologies, Inc.(a)                                           1,159
 1,128,315   Allscripts Healthcare Solutions, Inc.(a)                              13,303
   290,160   Cloudera, Inc.(a)                                                      3,917
    23,200   Cornerstone OnDemand, Inc.(a)                                          1,330
    26,210   Coupa Software, Inc.(a)                                                2,279
   985,905   Digital Turbine, Inc.(a),(b)                                           2,169
   147,500   Dropbox, Inc. "A"(a)                                                   3,645
   258,320   Evolent Health, Inc. "A"(a)                                            4,567
   129,334   LivePerson, Inc.(a)                                                    3,035
    24,950   New Relic, Inc.(a)                                                     2,536
    17,000   Paycom Software, Inc.(a)                                               2,520
    75,700   PROS Holdings, Inc.(a)                                                 2,619
    34,600   PTC, Inc.(a)                                                           2,934
   163,800   Radware Ltd.(a)                                                        3,966
    19,060   RealPage, Inc.(a)                                                      1,063
    16,543   SPS Commerce, Inc.(a)                                                  1,467
    10,500   Ultimate Software Group, Inc.(a)                                       2,867
    46,000   Verint Systems, Inc.(a)                                                2,225
                                                                               ----------
                                                                                   57,601
                                                                               ----------
             Total Technology                                                     171,281
                                                                               ----------

================================================================================

12  | USAA SMALL CAP STOCK FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             UTILITIES (2.4%)
             ----------------
             ELECTRIC (1.0%)
    27,200   ALLETE, Inc.                                                      $    2,093
    47,400   Black Hills Corp.                                                      3,218
   157,457   Clearway Energy, Inc. "A"                                              2,315
    55,000   PNM Resources, Inc.                                                    2,342
   111,600   Portland General Electric Co.                                          5,392
                                                                               ----------
                                                                                   15,360
                                                                               ----------
             GAS (1.4%)
   123,398   New Jersey Resources Corp.                                             5,985
    26,300   ONE Gas, Inc.                                                          2,160
    31,500   Southwest Gas Holdings, Inc.                                           2,467
   143,563   Spire, Inc.                                                           11,395
                                                                               ----------
                                                                                   22,007
                                                                               ----------
             Total Utilities                                                       37,367
                                                                               ----------
             Total Common Stocks (cost: $1,282,936)                             1,505,401
                                                                               ----------

             RIGHTS (0.0%)

             CONSUMER, NON-CYCLICAL (0.0%)
             -----------------------------
             BIOTECHNOLOGY (0.0%)
   133,709   NuPathe, Inc.(d),(e),(f) (cost: $80)                                       -
                                                                               ----------
             Total Equity Securities (cost: $1,283,016)                         1,505,401
                                                                               ----------

             MONEY MARKET INSTRUMENTS (1.9%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.9%)
29,417,072   State Street Institutional Treasury Money Market Fund
               Premier Class, 2.31%(g) (cost: $29,417)                             29,417
                                                                               ----------

             SHORT-TERM INVESTMENT PURCHASED WITH
             CASH COLLATERAL FROM SECURITIES LOANED (2.0%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.0%)
30,247,317   HSBC U.S. Government Money Market Fund Class I, 2.38%(g)              30,248
                                                                               ----------
             Total Short-Term Investment Purchased with Cash Collateral
               from Securities Loaned (cost: $30,248)                              30,248
                                                                               ----------

             TOTAL INVESTMENTS (COST: $1,342,681)                              $1,565,066
                                                                               ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                              $1,475,797          $29,604               $-     $1,505,401
  Rights                                              -                -                -              -
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                           29,417                -                -         29,417
Short-Term Investment Purchased with Cash
  Collateral from Securities Loaned:
  Government & U.S. Treasury Money
    Market Funds                                 30,248                -                -         30,248
--------------------------------------------------------------------------------------------------------
Total                                        $1,535,462          $29,604               $-     $1,565,066
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At January 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

14  | USAA SMALL CAP STOCK FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 8.3% of net assets at January 31, 2019.

o   CATEGORIES AND DEFINITIONS

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  15

================================================================================

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) The security, or a portion thereof, was out on loan as of January 31, 2019.

    (c) Securities with a value of $29,604,000, which represented 1.9% of the Fund's net assets, were classified as Level 2 at January 31, 2019, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (d) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (e) Security was fair valued at January 31, 2019, by USAA Asset
        Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees.

    (f) Security was classified as Level 3.

    (g) Rate represents the money market fund annualized seven-day yield at January 31, 2019.

See accompanying notes to financial statements.

================================================================================

16  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
      securities on loan of $28,346) (cost of $1,342,681)                      $1,565,066
   Cash                                                                               160
   Receivables:
      Capital shares sold                                                             563
      Dividends and interest                                                          489
      Securities sold                                                               5,306
      Other                                                                            50
                                                                               ----------
             Total assets                                                       1,571,634
                                                                               ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                             30,248
      Securities purchased                                                          4,675
      Capital shares redeemed                                                         816
   Accrued management fees                                                            879
   Accrued transfer agent's fees                                                       32
   Other accrued expenses and payables                                                188
                                                                               ----------
             Total liabilities                                                     36,838
                                                                               ----------
                 Net assets applicable to capital shares outstanding           $1,534,796
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $1,319,183
   Distributable earnings                                                         215,613
                                                                               ----------
                 Net assets applicable to capital shares outstanding           $1,534,796
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $668,196/42,883 capital shares
         outstanding, no par value)                                            $    15.58
                                                                               ==========
      Institutional Shares (net assets of $866,600/55,080 capital shares
         outstanding, no par value)                                            $    15.73
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $34)                    $  12,364
   Interest                                                                  429
   Securities lending (net)                                                  476
                                                                       ---------
       Total income                                                       13,269
                                                                       ---------
EXPENSES
   Management fees                                                         5,761
   Administration and servicing fees:
       Fund Shares                                                           531
       Institutional Shares                                                  455
   Transfer agent's fees:
       Fund Shares                                                           530
       Institutional Shares                                                  455
   Custody and accounting fees:
       Fund Shares                                                            67
       Institutional Shares                                                   78
   Postage:
       Fund Shares                                                            22
       Institutional Shares                                                   28
   Shareholder reporting fees:
       Fund Shares                                                            13
       Institutional Shares                                                    4
   Trustees' fees                                                             17
   Registration fees:
       Fund Shares                                                            18
       Institutional Shares                                                   20
   Professional fees                                                          51
   Other                                                                      14
                                                                       ---------
           Total expenses                                                  8,064
                                                                       ---------
NET INVESTMENT INCOME                                                      5,205
                                                                       ---------

================================================================================

18  | USAA SMALL CAP STOCK FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on:
      Investments                                                      $  34,422
      Foreign currency transactions                                            1
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                       (189,939)
      Foreign currency translations                                           (1)
                                                                       ---------
             Net realized and unrealized loss                           (155,517)
                                                                       ---------
   Decrease in net assets resulting from operations                    $(150,312)
                                                                       =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited), and year ended
July 31, 2018

-----------------------------------------------------------------------------------------

                                                               1/31/2019        7/31/2018
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                      $    5,205       $    6,224
   Net realized gain on investments                               34,422          157,798
   Net realized gain (loss) on foreign currency transactions           1              (19)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                               (189,939)         130,430
      Foreign currency translations                                   (1)               -
                                                              ---------------------------
         Increase (decrease) in net assets resulting
            from operations                                     (150,312)         294,433
                                                              ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                   (75,659)         (70,001)
   Institutional Shares                                          (95,200)         (94,530)
                                                              ---------------------------
   Distributions to shareholders                                (170,859)        (164,531)
                                                              ---------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                    53,444           47,029
   Institutional Shares                                           48,065           26,798
                                                              ---------------------------
         Total net increase in net assets from
            capital share transactions                           101,509           73,827
                                                              ---------------------------
   Net increase (decrease) in net assets                        (219,662)         203,729

NET ASSETS
   Beginning of period                                         1,754,458        1,550,729
                                                              ---------------------------
   End of period                                              $1,534,796       $1,754,458
                                                              ===========================

See accompanying notes to financial statements.

================================================================================

20  | USAA SMALL CAP STOCK FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Small Cap Stock Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of two classes of shares: Small Cap Stock Fund Shares (Fund Shares) and Small Cap Stock Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed during the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Fund's Board of Trustees and of the Fund's shareholders at a special shareholder meeting to be held on April 18, 2019. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies. In connection with the Transaction, Victory proposes to add portfolio managers from one or more investment teams employed by Victory to serve as additional portfolio managers to manage all or a portion of the Fund according to each team's own investment process.

A. SECURITY VALUATION- The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which

================================================================================

22  | USAA SMALL CAP STOCK FUND

================================================================================

        they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

        movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The

================================================================================

24  | USAA SMALL CAP STOCK FUND

================================================================================

    three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the six-month period ended January 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the

================================================================================

26  | USAA SMALL CAP STOCK FUND

================================================================================

    amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. Effective September 30, 2018, the commission recapture program ended. For the six-month period ended January 31, 2019, brokerage commission recapture credits reduced the expense of the Fund Shares and Institutional Shares each by less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the six-month period ended January 31, 2019, the Fund paid CAPCO facility fees of $7,000, which represents 2.0% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2019.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2019, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of January 31, 2019, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost

================================================================================

28  | USAA SMALL CAP STOCK FUND

================================================================================

reported in the financial statements. The net unrealized appreciation/ (depreciation) on investments are disclosed below:

                                                                       NET
                                   GROSS            GROSS           UNREALIZED
                                 UNREALIZED       UNREALIZED       APPRECIATION/
FUND                            APPRECIATION     DEPRECIATION     (DEPRECIATION)
--------------------------------------------------------------------------------
USAA Small Cap Stock Fund       $313,756,000     $(91,371,000)     $222,385,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2019, were $328,560,000 and $368,984,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

At January 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                   NON-CASH COLLATERAL               CASH COLLATERAL
--------------------------------------------------------------------------------
  $28,346,000                         $-                           $30,248,000

(6) CAPITAL SHARE TRANSACTIONS

At January 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                  SIX-MONTH PERIOD ENDED                YEAR ENDED
                                     JANUARY 31, 2019                  JULY 31, 2018
-----------------------------------------------------------------------------------------
                                  SHARES          AMOUNT          SHARES          AMOUNT
                                  -------------------------------------------------------
FUND SHARES:
Shares sold                        2,589        $  45,978          5,164        $  94,551
Shares issued from
  reinvested dividends             5,005           74,755          3,951           69,134
Shares redeemed                   (3,931)         (67,289)        (6,412)        (116,656)
                                  -------------------------------------------------------
Net increase from capital
  share transactions               3,663        $  53,444          2,703        $  47,029
                                  =======================================================
INSTITUTIONAL SHARES:
Shares sold                        3,734        $  64,225          7,215        $ 131,299
Shares issued from
  reinvested dividends             6,312           95,182          5,352           94,513
Shares redeemed                   (6,070)        (111,342)       (10,615)        (199,014)
                                  -------------------------------------------------------
Net increase from
  capital share transactions       3,976        $  48,065          1,952        $  26,798
                                  =======================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without

================================================================================

30  | USAA SMALL CAP STOCK FUND

================================================================================

shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Small-Cap Core Funds Index. The Lipper Small-Cap Core Funds Index tracks the total return performance of funds within the Lipper Small-Cap Core Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                                         ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                                      (IN BASIS POINTS)(1)
--------------------------------------------------------------------------------
+/- 100 to 400                                            +/- 4
+/- 401 to 700                                            +/- 5
+/- 701 and greater                                       +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Small-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

For the six-month period ended January 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $5,761,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(133,000) and $(177,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.04)% and (0.04)%, respectively.

SUBADVISORY ARRANGEMENT(S) - The Manager has entered into an Investment Subadvisory Agreement with ClariVest Asset Management LLC (ClariVest), Granahan Investment Management, Inc. (GIMI), and Wellington Management Company LLP (Wellington Management), under which ClariVest, GIMI, and Wellington Management, each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). These arrangements provide for monthly fees that are paid by the Manager.

The Manager (not the Fund) pays ClariVest a subadvisory fee in the annual amount of 0.47% of the Fund's average daily net assets for the first $125 million in assets that ClariVest manages; 0.45% of the Fund's average daily net assets on the next $125 million in assets that ClariVest manages; and 0.43% of the Fund's average daily net assets over $250 million that ClariVest manages. Prior to October 1, 2018, the Manager (not the Fund) paid ClariVest a subadvisory fee in the annual amount of 0.48% of the Fund's average daily net assets for the first $125 million in assets that ClariVest manages; 0.46% of the Fund's average daily net assets on the next $125 million in assets that ClariVest managed; and 0.44% of the Fund's average daily net assets over $250 million that ClariVest manages For the six-month period ended January 31, 2019, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to ClariVest of $819,000.

The Manager (not the Fund) pays GIMI a subadvisory fee in the annual amount of 0.55% of the Fund's average daily net assets for the first $250 million in assets that GIMI manages, plus 0.52% of the Fund's average daily net

================================================================================

32  | USAA SMALL CAP STOCK FUND

================================================================================

assets over $250 million that GIMI manages, plus 0.45% of the Fund's average daily net assets over $500 million that GIMI manages. Prior to October 1, 2018, the Manager (not the Fund) paid GIMI a subadvisory fee in the annual amount of 0.55% of the Fund's average daily net assets for the first $300 million in assets that GIMI managed, plus 0.52% of the Fund's average daily net assets over $300 million that GIMI manages. For the six-month period ended January 31, 2019, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to GIMI of $1,425,000.

The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.60% of the Fund's average daily net assets for the first $250 million in assets that Wellington Management manages, plus 0.55% of the Fund's average daily net assets over $250 million that Wellington Management manages. Prior to October 1, 2018, the Manager (not the Fund) paid Wellington Management a subadvisory fee in the annual amount of 0.70% of the Fund's average daily net assets for the first $300 million in assets that Wellington Management managed, plus 0.65% of the Fund's average daily net assets over $300 million that Wellington Management manages. For the six-month period ended January 31, 2019, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management of $2,187,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.10% of average daily net assets of the Funds Shares and Institutional Shares, respectively. For the six-month period ended January 31, 2019, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $531,000 and $455,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2019, the Fund reimbursed the Manager $1,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average daily net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2019, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $530,000 and $455,000, respectively.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 16 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at usaa.com. As of January 31, 2019, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.1
Cornerstone Equity                                                      0.4
Target Retirement Income                                                0.1
Target Retirement 2020                                                  0.3
Target Retirement 2030                                                  1.0
Target Retirement 2040                                                  1.4
Target Retirement 2050                                                  0.9
Target Retirement 2060                                                  0.1

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution.

================================================================================

34  | USAA SMALL CAP STOCK FUND

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(10) RECENTLY ADOPTED ACCOUNTING STANDARDS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                        YEAR ENDED JULY 31,
                               ------------------------------------------------------------------------------
                                   2019          2018          2017          2016          2015          2014
                               ------------------------------------------------------------------------------
Net asset value at
  beginning of period          $  19.33      $  18.02      $  16.17      $  17.77      $  18.14      $  18.27
                               ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)                   .05           .05           .08           .02           .02          (.01)
  Net realized and
    unrealized gain (loss)        (1.85)         3.19          1.99          (.22)         1.63          1.62
                               ------------------------------------------------------------------------------
Total from investment
  operations                      (1.80)         3.24          2.07          (.20)         1.65          1.61
                               ------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.04)         (.07)         (.03)         (.05)         (.02)            -
  Realized capital gains          (1.91)        (1.86)         (.19)        (1.35)        (2.00)        (1.74)
                               ------------------------------------------------------------------------------
Total distributions               (1.95)        (1.93)         (.22)        (1.40)        (2.02)        (1.74)
                               ------------------------------------------------------------------------------
Net asset value at
  end of period                $  15.58      $  19.33      $  18.02      $  16.17      $  17.77      $  18.14
                               ==============================================================================
Total return (%)*                 (8.86)        19.21         12.81          (.75)         9.67          8.68
Net assets at end
  of period (000)              $668,196      $758,065      $658,038      $586,438      $835,256      $709,753
Ratios to average
  daily net assets:**
  Expenses (%)(a)                  1.06(b),(c)   1.06(c)       1.09(c)       1.15(c)       1.15(c)       1.14(d)
  Net investment
    income (loss) (%)               .59(b)        .31           .42           .18           .06          (.03)
Portfolio turnover (%)               21            68            53            52            45            45

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $701,896,000.
(a) Does not include acquired fund fees, if any.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by 0.01%.

================================================================================

36  | USAA SMALL CAP STOCK FUND

================================================================================

INSTITUTIONAL SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                        YEAR ENDED JULY 31,
                               ------------------------------------------------------------------------------
                                   2019          2018          2017          2016          2015          2014
                               ------------------------------------------------------------------------------
Net asset value at
  beginning of period          $  19.50      $  18.16      $  16.30      $  17.89      $  18.24      $  18.34
                               ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .06           .07           .09           .07           .05           .03
  Net realized and
    unrealized gain (loss)        (1.87)         3.22          2.02          (.24)         1.65          1.61
                               ------------------------------------------------------------------------------
Total from investment
  operations                      (1.81)         3.29          2.11          (.17)         1.70          1.64
                               ------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.05)         (.09)         (.06)         (.07)         (.05)            -
  Realized capital gains          (1.91)        (1.86)         (.19)        (1.35)        (2.00)        (1.74)
                               ------------------------------------------------------------------------------
Total distributions               (1.96)        (1.95)         (.25)        (1.42)        (2.05)        (1.74)
                               ------------------------------------------------------------------------------
Net asset value at
  end of period                $  15.73      $  19.50      $  18.16      $  16.30      $  17.89      $  18.24
                               ==============================================================================
Total return (%)*                 (8.82)        19.36         12.92          (.55)         9.85          8.81
Net assets at end of
  period (000)                 $866,600      $996,393      $892,691      $884,187      $676,490      $661,910
Ratios to average
  daily net assets:**
  Expenses (%)(a),(b)               .95(c)        .95           .97           .99           .99           .99
  Net investment
    income (%)                      .69(c)        .42           .52           .35           .22           .12
Portfolio turnover (%)               21            68            53            52            45            45

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $901,985,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  37

================================================================================

EXPENSE EXAMPLE

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2018, through January 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

38  | USAA SMALL CAP STOCK FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                  BEGINNING               ENDING                DURING PERIOD*
                                ACCOUNT VALUE          ACCOUNT VALUE           AUGUST 1, 2018 -
                                AUGUST 1, 2018        JANUARY 31, 2019         JANUARY 31, 2019
-----------------------------------------------------------------------------------------------
FUND SHARES
Actual                             $1,000.00             $  911.40                   $5.11

Hypothetical
  (5% return before expenses)       1,000.00              1,019.86                    5.40

INSTITUTIONAL SHARES
Actual                              1,000.00                911.80                    4.58

Hypothetical
  (5% return before expenses)       1,000.00             $1,020.42                    4.84

*Expenses are equal to the annualized expense ratio of 1.06% for Fund Shares and 0.95% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (8.86)% for Fund Shares and (8.82)% for Institutional Shares for the six-month period of August 1, 2018, through January 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

ADVISORY AGREEMENT(S)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

40  | USAA SMALL CAP STOCK FUND

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

================================================================================

42  | USAA SMALL CAP STOCK FUND

================================================================================

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o   With the exception of the USAA S&P 500 Index Fund, USAA Extended
        Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

44  | USAA SMALL CAP STOCK FUND

================================================================================

        businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

46  | USAA SMALL CAP STOCK FUND

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

================================================================================

48  | USAA SMALL CAP STOCK FUND

================================================================================

Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

50  | USAA SMALL CAP STOCK FUND

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered

================================================================================

52  | USAA SMALL CAP STOCK FUND

================================================================================

each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

At the 2018 15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

================================================================================

54  | USAA SMALL CAP STOCK FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
    >>  Secure
    >>  Saves Time
    >>  Good for the Environment

Sign up today for online document delivery at USAA.COM/UDO

[LOGO OF USAA]
     USAA      We know what it means to serve.(R)

================================================================================
40053-0319                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA SHORT-TERM BOND FUND]

================================================================================

    SEMIANNUAL REPORT
    USAA SHORT-TERM BOND FUND
    FUND SHARES (USSBX) o INSTITUTIONAL SHARES (UISBX)
    o ADVISER SHARES (UASBX) o R6 SHARES (URSBX)
    JANUARY 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

INVESTMENT OVERVIEW                                                            1

FINANCIAL INFORMATION

   Portfolio of Investments                                                    3

   Notes to Portfolio of Investments                                          27

   Financial Statements                                                       33

   Notes to Financial Statements                                              37

   Financial Highlights                                                       53

EXPENSE EXAMPLE                                                               57

ADVISORY AGREEMENT(S)                                                         59

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

                       o PORTFOLIO RATINGS MIX - 1/31/19 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        19.1%
AA                                                                          7.9%
A                                                                          22.6%
BBB                                                                        42.5%
BELOW INVESTMENT-GRADE                                                      6.4%
UNRATED                                                                     1.5%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Funds' investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Funds' securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  1

================================================================================

                         o ASSET ALLOCATION* - 1/31/19 O
                                (% OF NET ASSETS)

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      50.1%
ASSET BACKED SECURITIES                                                    13.8%
EURODOLLAR AND YANKEE OBLIGATIONS                                          12.6%
U.S. TREASURY SECURITIES                                                    6.8%
MUNICIPAL OBLIGATIONS                                                       4.3%
BANK LOANS                                                                  3.4%
COMMERCIAL MORTGAGE SECURITIES                                              2.8%
COLLATERALIZED LOAN OBLIGATIONS                                             1.6%
U.S. GOVERNMENT AGENCY ISSUES                                               1.3%
MONEY MARKET INSTRUMENTS                                                    1.2%
FOREIGN GOVERNMENT OBLIGATIONS                                              0.9%
PREFERED STOCKS                                                             0.9%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.1%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

*Does not include short-term investments purchased with cash collateral from securities loaned.

================================================================================

2  | USAA SHORT-TERM BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             BONDS (97.7%)

             ASSET-BACKED SECURITIES (13.8%)

             ASSET BACKED SECURITIES (13.5%)
             -------------------------------
             AUTOMOBILE ABS (9.7%)
$   10,000   AmeriCredit Automobile Receivables Trust                        2.24%          4/08/2022       $    9,884
     5,000   AmeriCredit Automobile Receivables Trust                        3.65           5/09/2022            5,035
     2,857   AmeriCredit Automobile Receivables Trust                        3.15           3/20/2023            2,865
     5,000   AmeriCredit Automobile Receivables Trust                        2.60           9/18/2023            4,950
     3,750   ARI Fleet Lease Trust(a)                                        2.55          10/15/2026            3,737
     6,063   ARI Fleet Lease Trust(a)                                        2.84          10/15/2026            6,051
    12,250   Avis Budget Rental Car Funding AESOP, LLC(a)                    2.96           7/20/2020           12,236
     4,188   Avis Budget Rental Car Funding AESOP, LLC(a)                    3.75           7/20/2020            4,190
     3,381   Avis Budget Rental Car Funding AESOP, LLC(a)                    2.50           2/20/2021            3,364
     3,500   Avis Budget Rental Car Funding AESOP, LLC(a)                    3.29           2/20/2021            3,493
     2,827   Avis Budget Rental Car Funding AESOP, LLC(a)                    4.94           6/20/2022            2,861
     5,455   Bank of The West Auto Trust(a)                                  2.33           9/15/2023            5,341
     5,000   Bank of The West Auto Trust(a)                                  3.59          12/15/2023            5,072
     5,000   Bank of The West Auto Trust(a)                                  2.96           2/15/2024            4,910
     9,425   California Republic Auto Receivables Trust                      2.57          11/16/2020            9,410
     4,576   California Republic Auto Receivables Trust                      2.53           6/15/2021            4,555
     1,250   Canadian Pacer Auto Receivables Trust(a)                        3.63           1/19/2024            1,270
     2,148   Centre Point Funding, LLC(a)                                    2.61           8/20/2021            2,122
     2,827   Chesapeake Funding II, LLC(a)                                   3.04           4/15/2030            2,831
     5,000   Chesapeake Funding II, LLC(a)                                   3.23           8/15/2030            5,013
     4,402   Credit Acceptance Auto Loan Trust(a)                            4.29          11/15/2024            4,424
     3,030   Credit Acceptance Auto Loan Trust(a)                            3.01           2/16/2027            3,010
    11,000   Credit Acceptance Auto Loan Trust(a)                            3.60           4/15/2027           11,011
     2,348   Credit Acceptance Auto Loan Trust(a)                            3.55           8/15/2027            2,369
     4,850   Credit Acceptance Auto Loan Trust(a)                            3.35           6/15/2026            4,830
     1,624   Drive Auto Receivables Trust                                    2.78          10/15/2020            1,623
         9   Drive Auto Receivables Trust                                    2.36           3/15/2021                9
    10,000   Drive Auto Receivables Trust                                    3.22           3/15/2023           10,002
     3,500   Drive Auto Receivables Trust                                    3.66          11/15/2024            3,513
     1,325   Drive Auto Receivables Trust(a)                                 4.59           1/17/2023            1,333
     5,000   Drive Auto Receivables Trust                                    3.68           7/15/2023            5,041
     2,325   Enterprise Fleet Financing, LLC(a)                              2.04           2/22/2022            2,302
     3,229   Enterprise Fleet Financing, LLC(a)                              2.13           7/20/2022            3,213

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  3

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
$   10,000   Enterprise Fleet Financing, LLC(a)                              2.60%          7/20/2022       $    9,942
     1,074   Enterprise Fleet Financing, LLC(a)                              1.97           1/20/2023            1,067
     2,344   Enterprise Fleet Financing, LLC(a)                              2.36           5/20/2023            2,303
       955   Exeter Automobile Receivables Trust(a)                          4.10          12/15/2020              956
     6,575   Exeter Automobile Receivables Trust(a)                          5.69           4/15/2021            6,617
     1,442   Exeter Automobile Receivables Trust(a)                          2.05          12/15/2021            1,436
     3,175   Exeter Automobile Receivables Trust(a)                          5.83          12/15/2021            3,219
     3,157   Exeter Automobile Receivables Trust(a)                          2.90           1/18/2022            3,155
     5,000   Exeter Automobile Receivables Trust(a)                          2.75           4/15/2022            4,983
     2,926   Exeter Automobile Receivables Trust(a)                          2.82           5/16/2022            2,916
     4,209   Exeter Automobile Receivables Trust(a)                          3.27           5/16/2022            4,211
     4,000   Exeter Automobile Receivables Trust(a)                          3.97           9/15/2023            4,025
     3,221   GM Financial Consumer Automobile
               Receivables Trust                                             2.08           1/19/2021            3,210
     8,000   OneMain Direct Auto Receivables Trust(a)                        2.55          11/14/2023            7,931
     4,802   OSCAR U.S. Funding Trust IX, LLC(a)                             3.15           8/10/2021            4,803
     5,000   OSCAR U.S. Funding Trust IX, LLC(a)                             3.39           9/12/2022            5,026
     4,000   OSCAR U.S. Funding Trust VI, LLC(a)                             3.30           5/10/2024            4,018
     3,980   OSCAR U.S. Funding Trust VII, LLC(a)                            2.45          12/10/2021            3,948
     5,000   OSCAR U.S. Funding Trust VIII, LLC(a)                           3.23           5/10/2022            5,007
     1,740   Prestige Auto Receivables Trust(a)                              2.98          11/16/2020            1,740
     2,067   Prestige Auto Receivables Trust(a)                              2.40           4/15/2021            2,066
     3,000   Prestige Auto Receivables Trust(a)                              3.05           4/15/2021            3,000
     2,500   Prestige Auto Receivables Trust(a)                              2.39           5/16/2022            2,483
     2,468   Prestige Auto Receivables Trust(a)                              2.88          11/15/2022            2,457
     4,000   Santander Drive Auto Receivables Trust                          2.66          11/15/2021            3,994
     1,389   Santander Drive Auto Receivables Trust                          2.74          12/15/2021            1,388
     4,792   Santander Drive Auto Receivables Trust                          3.52          12/15/2022            4,827
     5,000   Securitized Term Auto Receivables Trust(a)                      2.21           6/25/2021            4,971
     3,906   Securitized Term Auto Receivables Trust(a)                      2.29           3/25/2022            3,839
     5,000   SunTrust Auto Receivables Trust B(a)                            2.20           2/15/2021            4,981
     8,000   SunTrust Auto Receivables Trust C(a)                            2.50           4/15/2021            7,977
     2,144   TCF Auto Receivables Owner Trust(a)                             2.55           4/15/2021            2,139
     7,500   TCF Auto Receivables Owner Trust B(a)                           2.49           4/15/2021            7,492
     5,000   TCF Auto Receivables Owner Trust B(a)                           2.92          10/17/2022            4,974
     5,706   Westlake Automobile Receivables Trust(a)                        2.67           5/17/2021            5,679
     1,815   Westlake Automobile Receivables Trust(a)                        2.30          10/17/2022            1,813
     1,430   Westlake Automobile Receivables Trust(a)                        2.70          10/17/2022            1,426
     2,000   Westlake Automobile Receivables Trust(a)                        3.28          12/15/2022            1,986
     3,000   Westlake Automobile Receivables Trust(a)                        3.61          10/16/2023            3,012
     5,000   Wheels SPV, LLC(a)                                              1.87           5/20/2025            4,968
     4,000   World Omni Auto Receivables Trust                               3.87           8/15/2025            4,091

================================================================================

4  | USAA SHORT-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
$    5,000   World Omni Select Auto Trust(a)                                 3.68%          7/15/2023       $    5,066
                                                                                                            ----------
                                                                                                               317,012
                                                                                                            ----------
             CREDIT CARD ABS (1.3%)
     3,740   Evergreen Credit Card Trust(a)                                  3.59           1/15/2023            3,742
     4,000   Evergreen Credit Card Trust(a)                                  3.98           1/15/2023            4,008
     5,000   Master Credit Card Trust A(a)                                   2.26           7/21/2021            4,966
     4,565   Synchrony Credit Card Master Note Trust                         2.95           5/15/2024            4,532
     5,000   Synchrony Credit Card Master Note Trust                         3.87           5/15/2026            5,034
    15,000   Synchrony Credit Card Master Note Trust "C"(b)                  2.56           6/15/2023           14,847
     5,000   Trillium Credit Card Trust ll(a),(c)                            3.04           1/26/2024            5,000
                                                                                                            ----------
                                                                                                                42,129
                                                                                                            ----------
             OTHER ABS (1.9%)
     1,951   BCC Funding XIII, LLC(a)                                        4.78           8/20/2022            1,983
     8,367   BCC Funding XIV, LLC(a)                                         2.96           6/20/2023            8,349
     5,500   CNH Equipment Trust                                             2.14           8/15/2022            5,493
     1,200   CNH Equipment Trust                                             2.47          12/16/2024            1,186
     1,067   Dell Equipment Finance Trust(a)                                 2.14           4/22/2022            1,064
     1,000   Dell Equipment Finance Trust(a)                                 2.95           4/22/2022              998
     2,750   Dell Equipment Finance Trust(a)                                 3.24           7/22/2022            2,750
     1,750   Dell Equipment Finance Trust(a)                                 2.73          10/24/2022            1,738
     1,185   Dell Equipment Finance Trust(a)                                 3.44           4/24/2023            1,183
     1,882   Element Rail Leasing I, LLC(a)                                  2.30           4/19/2044            1,869
    12,000   Element Rail Leasing I, LLC(a)                                  3.67           4/19/2044           11,961
     5,000   GreatAmerica Leasing Receivables Funding, LLC(a)                2.83           6/17/2024            4,980
     4,362   MMAF Equipment Finance, LLC(a)                                  1.93           7/16/2021            4,347
     2,900   MMAF Equipment Finance, LLC(a)                                  2.41           8/16/2024            2,856
     2,610   NP SPE II, LLC(a)                                               3.37          10/21/2047            2,590
     5,000   SBA Tower Trust(a)                                              2.90          10/15/2044            4,984
     2,020   SCF Equipment Leasing, LLC(a)                                   3.41          12/20/2023            2,016
     2,937   Trinity Rail Leasing, LP(a)                                     2.27           1/15/2043            2,875
                                                                                                            ----------
                                                                                                                63,222
                                                                                                            ----------
             STUDENT LOAN ABS (0.6%)
     5,312   CIT Education Loan Trust
               (3 mo. LIBOR + 0.30%)(a)                                      3.12(d)        6/25/2042            4,945
     1,610   College Loan Corp. Trust
               (3 mo. LIBOR + 0.49%)                                         3.28(d)        1/15/2037            1,505
     3,559   Collegiate Funding Services Education
               Loan Trust (3 mo. LIBOR + 0.32%)                              3.13(d)        3/28/2035            3,271
     2,333   Iowa Student Loan Liquidity Corp.
               (3 mo. LIBOR + 0.35%)                                         3.17(d)        9/25/2037            2,144
     1,085   Nelnet Student Loan Trust
               (3 mo. LIBOR + 0.28%)                                         3.10(d)        9/22/2037            1,035

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  5

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
$    5,500   SLM Private Education Loan Trust(a)                             2.50%          3/15/2047       $    5,476
       776   SLM Student Loan Trust (3 mo. LIBOR + 0.55%)                    3.32(d)       10/25/2065              738
                                                                                                            ----------
                                                                                                                19,114
                                                                                                            ----------
             Total Asset Backed Securities                                                                     441,477
                                                                                                            ----------
             FINANCIAL (0.3%)
             ----------------
             REITS (0.3%)
    10,000   SBA Tower Trust(a)                                              3.45           3/15/2023            9,948
                                                                                                            ----------
             Total Asset-Backed Securities (cost: $451,925)                                                    451,425
                                                                                                            ----------

             BANK LOANS (3.4%)(e)

             COMMUNICATIONS (0.4%)
             ---------------------
             INTERNET (0.3%)
    10,496   Symantec Corp. (1 mo. LIBOR + 1.50%)(c)                         4.06           7/28/2019           10,473
                                                                                                            ----------
             TELECOMMUNICATIONS (0.1%)
     3,246   AT&T, Inc. (1 mo. LIBOR + 1.13%)                                3.63          12/14/2020            3,242
                                                                                                            ----------
             Total Communications                                                                               13,715
                                                                                                            ----------
             CONSUMER, CYCLICAL (0.6%)
             -------------------------
             APPAREL (0.0%)
     1,018   Phillips-Van Heusen Corp. (1 mo. LIBOR + 1.50%)                 4.01           5/19/2021            1,017
                                                                                                            ----------
             AUTO PARTS & EQUIPMENT (0.1%)
     5,000   Goodyear Tire & Rubber Co. (1 mo. LIBOR + 2.00%)                4.51           3/07/2025            4,825
                                                                                                            ----------
             LODGING (0.3%)
     9,579   Las Vegas Sands, LLC (1 mo. LIBOR + 1.75%)                      4.25           3/27/2025            9,422
                                                                                                            ----------
             RETAIL (0.2%)
     6,823   Petsmart, Inc. (1 mo. LIBOR + 3.00%)                            5.52           3/11/2022            5,738
                                                                                                            ----------
             Total Consumer, Cyclical                                                                           21,002
                                                                                                            ----------
             CONSUMER, NON-CYCLICAL (0.8%)
             -----------------------------
             FOOD (0.2%)
     1,150   JBS USA, LLC (3 mo. LIBOR + 2.50%)                              5.00          10/30/2022            1,141
     6,710   JBS USA, LLC (3 mo. LIBOR + 2.50%)                              5.30          10/30/2022            6,653
                                                                                                            ----------
                                                                                                                 7,794
                                                                                                            ----------
             HEALTHCARE-SERVICES (0.6%)
    14,883   DaVita, Inc. (1 mo. LIBOR + 2.75%)                              5.25           6/24/2021           14,856
     4,412   HCA, Inc. (1 mo. LIBOR + 1.50%)                                 4.00           6/10/2020            4,394
                                                                                                            ----------
                                                                                                                19,250
                                                                                                            ----------
             Total Consumer, Non-cyclical                                                                       27,044
                                                                                                            ----------

================================================================================

6  | USAA SHORT-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             FINANCIAL (0.7%)
             ----------------
             REITS (0.7%)
$   10,000   American Tower Corp. (1 mo. LIBOR + 0.88%)                      3.37%          3/29/2019       $    9,994
    12,686   Sabra Health Care Ltd. (1 mo. LIBOR + 1.45%)                    3.95           8/17/2020           12,623
                                                                                                            ----------
             Total Financial                                                                                    22,617
                                                                                                            ----------
             INDUSTRIAL (0.4%)
             -----------------
             PACKAGING & CONTAINERS (0.4%)
    11,750   Berry Global, Inc. (1 mo. LIBOR + 1.75%)                        4.27           2/08/2020           11,717
                                                                                                            ----------
             TECHNOLOGY (0.5%)
             -----------------
             COMPUTERS (0.2%)
     4,805   Dell International, LLC (1 mo. LIBOR + 1.75%)                   4.25           9/07/2021            4,757
                                                                                                            ----------
             SEMICONDUCTORS (0.0%)
     1,300   Analog Devices, Inc. (1 mo. LIBOR + 1.13%)                      3.63           9/23/2019            1,298
                                                                                                            ----------
             SOFTWARE (0.3%)
    10,000   First Data Corp. (3 mo. LIBOR + 2.00%)(c)                          -(f)        4/26/2024            9,974
                                                                                                            ----------
             Total Technology                                                                                   16,029
                                                                                                            ----------
             Total Bank Loans (cost: $113,719)                                                                 112,124
                                                                                                            ----------

             COLLATERALIZED LOAN OBLIGATIONS (1.6%)

             ASSET BACKED SECURITIES (1.6%)
             ------------------------------
             OTHER ABS (1.6%)
     1,500   American Money Management Corp.
               (3 mo. LIBOR + 1.50%)(a)                                      4.29(d)       10/15/2028            1,501
     3,000   Annisa Ltd. (1 mo. LIBOR + 1.10%)(a)                            3.86(d)        7/20/2031            2,963
     5,000   Dryden 75 Ltd. (1 mo. LIBOR + 1.18%)(a),(c),(g)                 1.00(d)        1/15/2029            5,000
     6,750   Madison Park Funding XI Ltd.
               (1 mo. LIBOR + 1.16%)(a)                                      3.93(d)        7/23/2029            6,752
    10,500   Oaktree EIF Ltd. (3 mo. LIBOR + 2.00%)(a)                       4.76(d)       10/20/2027           10,502
     4,271   Palmer Square Loan Funding 2018-2 Ltd.
               (1 mo. LIBOR + 0.65%)(a)                                      3.44(d)        7/15/2026            4,237
     1,970   Palmer Square Loan Funding 2018-2 Ltd.
               (1 mo. LIBOR + 1.05%)(a)                                      3.84(d)        7/15/2026            1,945
     5,000   Palmer Square Loan Funding 2018-5 Ltd.
               (1 mo. LIBOR + 0.85%)(a)                                      3.32(d)        1/20/2027            4,990
     4,500   Race Point Ltd. (1 mo. LIBOR + 1.10%)(a)                        3.87(d)        7/25/2031            4,469
     2,500   TIAA Ltd. (3 mo. LIBOR + 1.28%)(a)                              4.04(d)        4/20/2029            2,501
     3,250   Trinitas Ltd. (3 mo. LIBOR + 1.70%)                             4.47(d)       10/25/2028            3,253
     5,000   Trinitas Ltd. (3 mo. LIBOR + 1.32%)(a)                          4.09(d)        7/25/2029            5,002
                                                                                                            ----------
             Total Asset Backed Securities                                                                      53,115
                                                                                                            ----------
             Total Collateralized Loan Obligations (cost: $53,214)                                              53,115
                                                                                                            ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  7

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

             MORTGAGE SECURITIES (0.1%)
             --------------------------
             WHOLE LOAN COLLATERAL CMO (0.1%)
$    2,708   Sequoia Mortgage Trust(a) (cost: $2,743)                        3.00%(h)       5/25/2043       $    2,628
                                                                                                            ----------

             COMMERCIAL MORTGAGE SECURITIES (2.8%)

             MORTGAGE SECURITIES (2.8%)
             --------------------------
             COMMERCIAL MBS (2.8%)
     3,705   Aventura Mall Trust(a)                                          3.74(h)       12/05/2032            3,764
     7,840   Bear Stearns Deutsche Bank Trust(a)                             5.01           9/15/2027            7,933
     4,000   BTH-21 Mortgage-Backed Securities Trust
               (1 mo. LIBOR + 2.50%)(a)                                      5.01(d)       10/07/2021            4,005
     1,760   Citigroup Commercial Mortgage Trust                             2.63           9/10/2045            1,756
     7,600   Citigroup Commercial Mortgage Trust(a)                          4.38           1/10/2024            7,919
     4,300   Commercial Mortgage Trust
               (1 mo. LIBOR + 1.60%)(a)                                      4.11(d)        2/13/2032            4,303
     2,213   Commercial Mortgage Trust                                       5.69(h)        7/10/2038            2,222
    61,333   Commercial Mortgage Trust(i)                                    1.65(h)        8/15/2045            2,901
    61,327   Commercial Mortgage Trust(i)                                    1.78(h)       10/15/2045            2,983
     4,130   FREMF Mortgage Trust(a)                                         3.04(h)       10/25/2047            4,123
     4,730   GS Mortgage Securities Corp.                                    3.42          10/10/2032            4,774
     5,000   GS Mortgage Securities Corp.(a)                                 2.86           5/10/2034            4,944
     5,297   GS Mortgage Securities Trust(a)                                 4.95           1/10/2045            5,512
    26,242   GS Mortgage Securities Trust(i)                                 2.21(h)        5/10/2045            1,069
    23,538   GS Mortgage Securities Trust(i)                                 1.96(h)       11/10/2045            1,413
    21,999   J.P. Morgan Chase Commercial Mortgage
                Securities Trust(i)                                          1.78(h)       10/15/2045            1,115
     2,450   JP Morgan Chase Commercial Mortgage
               Securities Trust(a)                                           5.63          12/05/2027            2,503
       969   LSTAR Commercial Mortgage Trust(a)                              2.42           3/10/2050              960
    19,947   Morgan Stanley Bank of America Merrill
               Lynch Trust(a),(i)                                            1.62(h)       11/15/2045              962
       389   Morgan Stanley Capital I Trust                                  5.27(h)       10/12/2052              390
    90,452   UBS Commercial Mortgage Trust(a),(i)                            2.07(h)        5/10/2045            4,799
    24,275   UBS-Barclays Commercial Mortgage Trust(a),(i)                   1.83(h)        8/10/2049            1,332
     1,614   UBS-Barclays Commercial Mortgage Trust                          2.73           8/10/2049            1,611
    26,513   Wells Fargo Commercial Mortgage Trust(a),(i)                    1.78(h)       10/15/2045            1,375
    15,000   WFRBS Commercial Mortgage Trust(a)                              4.90(h)        6/15/2044           15,585
                                                                                                            ----------
             Total Mortgage Securities                                                                          90,253
                                                                                                            ----------
             Total Commercial Mortgage Securities (cost: $81,614)                                               90,253
                                                                                                            ----------

================================================================================

8  | USAA SHORT-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             CORPORATE OBLIGATIONS (50.1%)

             BASIC MATERIALS (2.5%)
             ----------------------
             CHEMICALS (1.9%)
$    5,000   CF Industries, Inc.(a)                                          3.40%         12/01/2021       $    4,894
     5,000   DowDuPont, Inc.                                                 3.77          11/15/2020            5,069
     7,665   Ei Du Pont De Nemours & Co.                                     2.20           5/01/2020            7,626
     4,473   Huntsman International, LLC                                     4.88          11/15/2020            4,568
    19,185   INVISTA Finance, LLC(a)                                         4.25          10/15/2019           19,281
     5,000   Mosaic Co.                                                      3.25          11/15/2022            4,944
    10,176   Platform Specialty Products Corp.(a)                            6.50           2/01/2022           10,341
     5,000   Sherwin-Williams Co.                                            2.75           6/01/2022            4,910
                                                                                                            ----------
                                                                                                                61,633
                                                                                                            ----------
             IRON/STEEL (0.5%)
     9,350   Carpenter Technology Corp.                                      5.20           7/15/2021            9,431
     8,403   Reliance Steel & Aluminum Co.                                   4.50           4/15/2023            8,517
                                                                                                            ----------
                                                                                                                17,948
                                                                                                            ----------
             MINING (0.1%)
     2,000   Freeport-McMoRan, Inc.                                          3.10           3/15/2020            1,982
                                                                                                            ----------
             Total Basic Materials                                                                              81,563
                                                                                                            ----------
             COMMUNICATIONS (3.7%)
             ---------------------
             MEDIA (1.2%)
    18,000   Charter Communications Operating, LLC/Charter
               Communications Operating Capital                              3.58           7/23/2020           18,052
     5,000   Comcast Corp.                                                   3.30          10/01/2020            5,034
     8,550   CSC Holdings, LLC                                               8.63           2/15/2019            8,582
     2,000   CSC Holdings, LLC(a)                                           10.13           1/15/2023            2,165
     5,000   Fox Corp.(a),(j)                                                3.67           1/25/2022            5,053
     1,041   Time Warner Cable, LLC                                          5.00           2/01/2020            1,057
                                                                                                            ----------
                                                                                                                39,943
                                                                                                            ----------
             TELECOMMUNICATIONS (2.5%)
    15,000   AT&T, Inc.                                                      2.45           6/30/2020           14,910
    10,000   AT&T, Inc.                                                      3.20           3/01/2022           10,006
     5,000   Centel Capital Corp.                                            9.00          10/15/2019            5,178
     3,600   CenturyLink, Inc.                                               6.45           6/15/2021            3,673
    20,934   Hughes Satellite Systems Corp.                                  6.50           6/15/2019           21,190
    10,725   Sprint Spectrum Co., LLC/Sprint Spectrum Co. II,
               LLC/Sprint Spectrum Co. III, LLC(a)                           3.36           9/20/2021           10,693
     5,000   T-Mobile USA, Inc.                                              6.50           1/15/2024            5,187
    10,000   Verizon Communications, Inc.                                    3.13           3/16/2022           10,025
                                                                                                            ----------
                                                                                                                80,862
                                                                                                            ----------
             Total Communications                                                                              120,805
                                                                                                            ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             CONSUMER, CYCLICAL (2.9%)
             -------------------------
             AIRLINES (1.4%)
$    4,607   American Airlines, Inc. Pass-Through Trust                      4.38%          4/01/2024       $    4,576
     8,491   American Airlines, Inc. Pass-Through Trust                      4.40           3/22/2025            8,412
     7,660   Continental Airlines, Inc. Pass-Through Trust                   5.50          10/29/2020            7,755
    10,000   Delta Air Lines, Inc.                                           2.88           3/13/2020            9,946
     1,128   United Airlines, Inc. Pass-Through Trust                        4.63           9/03/2022            1,128
     3,165   United Airlines, Inc. Pass-Through Trust                        5.38           2/15/2023            3,232
       361   US Airways Group, Inc. Pass-Through Trust
               (INS - MBIA Insurance Corp.)                                  7.08           3/20/2021              379
    10,671   US Airways Group, Inc. Pass-Through Trust                       5.38           5/15/2023           10,898
                                                                                                            ----------
                                                                                                                46,326
                                                                                                            ----------
             AUTO MANUFACTURERS (0.6%)
     3,928   Ford Motor Credit Co., LLC                                      8.13           1/15/2020            4,084
     5,000   Ford Motor Credit Co., LLC(j)                                   5.09           1/07/2021            5,066
     4,000   Ford Motor Credit Co., LLC                                      3.20           1/15/2021            3,913
     5,000   Hyundai Capital America(a)                                      2.75           9/18/2020            4,937
                                                                                                            ----------
                                                                                                                18,000
                                                                                                            ----------
             HOME BUILDERS (0.3%)
    10,000   Lennar Corp.                                                    2.95          11/29/2020            9,825
                                                                                                            ----------
             LODGING (0.1%)
     4,074   MGM Resorts International                                       8.63           2/01/2019            4,074
                                                                                                            ----------
             RETAIL (0.5%)
     5,000   McDonald's Corp.                                                3.35           4/01/2023            5,048
     3,000   QVC, Inc.                                                       3.13           4/01/2019            2,996
     8,000   Walgreens Boots Alliance, Inc.                                  2.70          11/18/2019            7,993
                                                                                                            ----------
                                                                                                                16,037
                                                                                                            ----------
             Total Consumer, Cyclical                                                                           94,262
                                                                                                            ----------
             CONSUMER, NON-CYCLICAL (8.0%)
             -----------------------------
             AGRICULTURE (0.5%)
     2,500   Cargill, Inc.(a)                                                3.25           3/01/2023            2,507
    10,000   Philip Morris International, Inc.                               2.63           2/18/2022            9,835
     5,000   Philip Morris International, Inc.                               2.38           8/17/2022            4,885
                                                                                                            ----------
                                                                                                                17,227
                                                                                                            ----------
             BEVERAGES (0.6%)
     2,600   Constellation Brands, Inc.                                      2.70           5/09/2022            2,536
     7,896   Constellation Brands, Inc.                                      2.65          11/07/2022            7,643
     3,000   Constellation Brands, Inc.                                      3.20           2/15/2023            2,952
     5,000   Molson Coors Brewing Co.                                        2.10           7/15/2021            4,876
                                                                                                            ----------
                                                                                                                18,007
                                                                                                            ----------

================================================================================

10  | USAA SHORT-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             BIOTECHNOLOGY (0.6%)
$    5,000   Amgen, Inc.                                                     2.25%          8/19/2023       $    4,795
    10,000   Celgene Corp.                                                   2.75           2/15/2023            9,768
     5,000   Celgene Corp.                                                   3.25           2/20/2023            4,982
                                                                                                            ----------
                                                                                                                19,545
                                                                                                            ----------
             COMMERCIAL SERVICES (0.3%)
     1,650   Art Institute of Chicago                                        2.48           3/01/2019            1,649
     2,500   Horace Mann School                                              2.48           7/01/2022            2,450
     5,000   Moody's Corp.                                                   2.75          12/15/2021            4,930
                                                                                                            ----------
                                                                                                                 9,029
                                                                                                            ----------
             FOOD (1.9%)
     5,000   Conagra Brands, Inc. (3 mo. LIBOR + 0.75%)                      3.51(d)       10/22/2020            4,976
     5,000   J.M. Smucker Co.                                                2.50           3/15/2020            4,969
    20,000   Kraft Heinz Foods Co.(a)                                        4.88           2/15/2025           20,419
    10,000   McCormick & Co., Inc.                                           2.70           8/15/2022            9,762
     3,000   Mondelez International Holdings Netherlands B.V.(a)             1.63          10/28/2019            2,970
    11,792   Mondelez International Holdings Netherlands B.V.(a)             2.00          10/28/2021           11,419
     5,000   Nestle Holdings, Inc.(a)                                        3.35           9/24/2023            5,106
     2,605   Tyson Foods, Inc.                                               4.50           6/15/2022            2,686
                                                                                                            ----------
                                                                                                                62,307
                                                                                                            ----------
             HEALTHCARE PRODUCTS (0.8%)
    10,000   Agiliti Health, Inc.                                            7.63           8/15/2020           10,000
     8,300   Becton Dickinson & Co.                                          2.40           6/05/2020            8,202
     5,000   Becton Dickinson & Co. (3 mo. LIBOR + 0.88%)                    3.68(d)       12/29/2020            4,979
     4,500   Medtronic, Inc.                                                 2.50           3/15/2020            4,492
                                                                                                            ----------
                                                                                                                27,673
                                                                                                            ----------
             HEALTHCARE-SERVICES (1.0%)
       750   ACTS Retirement-Life Communities, Inc.(b)                       2.47          11/16/2019              745
    10,000   HCA, Inc.                                                       6.50           2/15/2020           10,300
     5,000   HCA, Inc.                                                       5.88           3/15/2022            5,313
    10,200   Laboratory Corp. of America Holdings                            3.20           2/01/2022           10,183
       750   Orlando Health Obligated Group(b)                               2.72          10/01/2019              747
     4,330   SSM Health Care Corp.                                           3.69           6/01/2023            4,377
                                                                                                            ----------
                                                                                                                31,665
                                                                                                            ----------
             HOUSEHOLD PRODUCTS/WARES (0.3%)
    10,000   Church & Dwight Co., Inc.                                       2.45          12/15/2019            9,952
                                                                                                            ----------
             PHARMACEUTICALS (2.0%)
    10,000   AbbVie, Inc.                                                    2.30           5/14/2021            9,827
     5,000   AbbVie, Inc.                                                    3.75          11/14/2023            5,067
     5,000   Allergan Funding SCS                                            3.00           3/12/2020            4,997
     5,000   CVS Health Corp.                                                2.13           6/01/2021            4,894

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
$   10,000   CVS Health Corp.                                                3.70%          3/09/2023       $   10,095
     4,500   Elanco Animal Health, Inc.(a)                                   3.91           8/27/2021            4,509
     1,667   Elanco Animal Health, Inc.(a)                                   4.27           8/28/2023            1,680
     5,000   Express Scripts Holding Co.                                     3.00           7/15/2023            4,897
     5,000   Mead Johnson Nutrition Co.                                      3.00          11/15/2020            4,999
     2,750   Mylan NV                                                        2.50           6/07/2019            2,744
     5,000   Shire Acquisitions Investments Ireland
               Designated Activity Co.                                       1.90           9/23/2019            4,962
     8,135   Zoetis, Inc.                                                    3.25           2/01/2023            8,084
                                                                                                            ----------
                                                                                                                66,755
                                                                                                            ----------
             Total Consumer, Non-cyclical                                                                      262,160
                                                                                                            ----------
             ENERGY (6.5%)
             -------------
             OIL & GAS (1.4%)
    11,496   Chesapeake Energy Corp. (3 mo. LIBOR + 3.25%)(k)                6.04(d)        4/15/2019           11,496
     5,000   Chevron Corp.                                                   2.42          11/17/2020            4,985
    11,998   Continental Resources, Inc.                                     5.00           9/15/2022           12,071
     5,000   Devon Energy Corp.                                              4.00           7/15/2021            5,044
     2,000   EQT Corp. (3 mo. LIBOR + 0.77%)                                 3.57(d)       10/01/2020            1,967
     1,500   Exxon Mobil Corp.                                               2.40           3/06/2022            1,489
     5,105   Marathon Petroleum Corp.(a)                                     5.38          10/01/2022            5,137
     5,000   Marathon Petroleum Corp.(a)                                     5.13           4/01/2024            5,076
                                                                                                            ----------
                                                                                                                47,265
                                                                                                            ----------
             OIL & GAS SERVICES (0.1%)
     3,215   Weatherford International, Ltd.(k)                              5.13           9/15/2020            2,492
                                                                                                            ----------
             PIPELINES (5.0%)
       134   Alliance Pipeline, LP(a)                                        7.00          12/31/2019              136
    11,500   Andeavor Logistics, LP/Tesoro Logistics
               Finance Corp.                                                 5.50          10/15/2019           11,610
     4,607   Andeavor Logistics, LP/Tesoro Logistics
               Finance Corp.                                                 6.25          10/15/2022            4,734
     5,691   Andeavor Logistics, LP/Tesoro Logistics
               Finance Corp.                                                 3.50          12/01/2022            5,639
     5,040   Boardwalk Pipelines, LP                                         5.75           9/15/2019            5,111
    10,000   Columbia Pipeline Group, Inc.                                   3.30           6/01/2020           10,000
     5,000   DCP Midstream Operating, LP(a)                                  5.35           3/15/2020            5,087
     5,000   DCP Midstream Operating, LP(a)                                  4.75           9/30/2021            5,038
     9,306   Enable Oklahoma Intrastate Transmission, LLC(a)                 6.25           3/15/2020            9,562
     2,000   Enbridge Energy Partners, LP                                    9.88           3/01/2019            2,010
     1,000   Energy Transfer Operating, LP                                   9.70           3/15/2019            1,007
     5,000   Energy Transfer Operating, LP                                   4.15          10/01/2020            5,051
     5,000   Energy Transfer Operating, LP                                   4.20           9/15/2023            5,043

================================================================================

12  | USAA SHORT-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
$   17,975   Energy Transfer, LP                                             7.50%         10/15/2020       $   19,121
    20,180   EnLink Midstream Partners, LP                                   2.70           4/01/2019           20,180
     7,000   Enterprise Products Operating, LLC                              2.55          10/15/2019            6,988
     5,000   Enterprise Products Operating, LLC                              2.80           2/15/2021            4,998
     5,000   EQM Midstream Partners, LP                                      4.75           7/15/2023            5,076
     3,713   NuStar Logistics, LP                                            4.80           9/01/2020            3,745
     5,000   ONEOK Partners, LP                                              3.80           3/15/2020            5,021
    10,000   Plains All American Pipeline, LP/PAA
               Finance Corp.                                                 2.60          12/15/2019            9,933
    13,556   Rockies Express Pipeline, LLC(a)                                5.63           4/15/2020           13,861
     4,700   Sabine Pass Liquefaction, LLC                                   5.63           2/01/2021            4,866
                                                                                                            ----------
                                                                                                               163,817
                                                                                                            ----------
             Total Energy                                                                                      213,574
                                                                                                            ----------
             FINANCIAL (16.2%)
             -----------------
             BANKS (8.2%)
     8,000   Allfirst Preferred Capital Trust
               (3 mo. LIBOR + 1.50%)                                         4.29(d)        7/15/2029            7,088
    13,000   Associated Banc-Corp.                                           2.75          11/15/2019           12,943
    10,000   Associated Bank, N.A.                                           3.50           8/13/2021           10,002
     3,000   Bank of America Corp.                                           2.15          11/09/2020            2,961
    10,000   Bank of America Corp.                                           5.00           5/13/2021           10,417
     5,000   Bank of America Corp. (3 mo. LIBOR + 0.66%)(l)                  2.37           7/21/2021            4,953
     5,000   Bank of America Corp. (1 mo. LIBOR + 0.63%)(l)                  2.33          10/01/2021            4,938
     5,000   Bank of America Corp. (3 mo. LIBOR + 1.16%)(l)                  3.12           1/20/2023            4,985
     1,955   BB&T Corp.                                                      4.25           9/30/2024            2,028
    16,300   Cadence BanCorp(a)                                              4.88           6/28/2019           16,311
     5,000   Citigroup, Inc. (1 mo. LIBOR + 0.72%)(l)                        3.14           1/24/2023            4,970
    15,000   Citizens Bank, N.A.                                             2.55           5/13/2021           14,798
     2,000   City National Bank of Los Angeles                               5.38           7/15/2022            2,118
    10,000   Comerica Bank                                                   2.50           6/02/2020            9,902
     5,000   Compass Bank                                                    2.75           9/29/2019            4,982
     2,874   Compass Bank                                                    5.50           4/01/2020            2,940
     3,750   Compass Bank                                                    2.88           6/29/2022            3,634
     5,000   Discover Bank                                                   3.10           6/04/2020            4,989
    15,000   First Republic Bank                                             2.38           6/17/2019           14,971
       500   Flagstar Bancorp., Inc.                                         6.13           7/15/2021              522
     9,750   Fulton Financial Corp.                                          3.60           3/16/2022            9,711
     5,000   Huntington National Bank                                        2.38           3/10/2020            4,972
     5,000   J.P. Morgan Chase & Co. (3 mo. LIBOR + 0.94%)(l)                2.78           4/25/2023            4,931
     5,000   KeyBank, N.A.                                                   2.30           9/14/2022            4,849
     5,000   Manufacturers & Traders Trust Co.                               2.05           8/17/2020            4,929
    15,000   PNC Bank, N.A.                                                  2.63           2/17/2022           14,789
     5,000   Regions Bank                                                    2.75           4/01/2021            4,949

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
$   10,000   Regions Financial Corp.                                         3.20%          2/08/2021       $   10,004
     9,500   Santander Holdings USA, Inc.                                    4.45          12/03/2021            9,665
    15,000   Santander Holdings USA, Inc.                                    3.70           3/28/2022           14,993
    10,000   SunTrust Bank                                                   3.00           2/02/2023            9,887
     5,000   SunTrust Banks, Inc.                                            2.90           3/03/2021            4,987
     5,487   Synchrony Bank(j)                                               3.00           6/15/2022            5,250
    10,000   U.S. Bank, N.A.                                                 2.85           1/23/2023            9,925
    10,000   Wells Fargo & Co.                                               3.07           1/24/2023            9,951
     5,000   Wells Fargo Bank, N.A.                                          2.60           1/15/2021            4,962
                                                                                                            ----------
                                                                                                               269,206
                                                                                                            ----------
             DIVERSIFIED FINANCIAL SERVICES (1.6%)
     5,000   Air Lease Corp.                                                 2.13           1/15/2020            4,955
     5,000   Air Lease Corp.                                                 3.50           1/15/2022            4,964
     5,000   Aircastle Ltd.                                                  4.40           9/25/2023            4,956
     6,600   Ally Financial, Inc.                                            4.13           3/30/2020            6,625
     5,643   Capital One Bank USA, N.A.                                      8.80           7/15/2019            5,781
     5,000   Capital One Financial Corp.                                     2.50           5/12/2020            4,966
     5,000   Capital One Financial Corp.                                     3.05           3/09/2022            4,939
     4,500   Navient Corp.                                                   8.00           3/25/2020            4,697
     5,000   Synchrony Financial                                             2.70           2/03/2020            4,949
     5,000   Synchrony Financial                                             4.25           8/15/2024            4,885
                                                                                                            ----------
                                                                                                                51,717
                                                                                                            ----------
             INSURANCE (1.3%)
     5,000   Assurant, Inc. (3 mo. LIBOR + 1.25%)                            4.07(d)        3/26/2021            4,999
     5,000   Assurant, Inc.                                                  4.20           9/27/2023            5,026
     5,000   Berkshire Hathaway, Inc.                                        2.20           3/15/2021            4,962
     5,000   Metropolitan Life Global Funding I(a)                           3.45          10/09/2021            5,033
    10,575   Reliance Standard Life Global Funding II(a)                     2.50           1/15/2020           10,515
     5,000   Reliance Standard Life Global Funding II(a)                     3.85           9/19/2023            5,006
     5,366   StanCorp Financial Group, Inc.                                  5.00           8/15/2022            5,598
                                                                                                            ----------
                                                                                                                41,139
                                                                                                            ----------
             INVESTMENT COMPANIES (1.0%)
     6,000   Ares Capital Corp.                                              3.88           1/15/2020            6,016
    24,000   FS KKR Capital Corp.                                            4.00           7/15/2019           23,979
     2,574   FS KKR Capital Corp.                                            4.25           1/15/2020            2,582
                                                                                                            ----------
                                                                                                                32,577
                                                                                                            ----------
             REITS (3.2%)
    10,000   American Tower Corp.                                            3.40           2/15/2019            9,999
     7,855   CoreCivic, Inc.(k)                                              4.13           4/01/2020            7,816
       673   GLP Capital, LP/GLP Financing II, Inc.                          4.88          11/01/2020              684
     5,000   Healthcare Trust of America Holdings, LP                        2.95           7/01/2022            4,876

================================================================================

14  | USAA SHORT-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
$    2,950   Nationwide Health Properties, Inc.
               (Put Date 10/01/2027)(b),(m)                                  6.90%         10/01/2037       $    3,575
    20,850   Office Properties Income Trust                                  3.60           2/01/2020           20,722
    10,000   Realty Income Corp.                                             3.25          10/15/2022            9,967
     8,000   Sabra Health Care, LP/Sabra Capital Corp.                       5.38           6/01/2023            8,000
     9,135   Senior Housing Properties Trust                                 3.25           5/01/2019            9,105
     5,369   Senior Housing Properties Trust                                 6.75           4/15/2020            5,448
     6,890   Senior Housing Properties Trust                                 6.75          12/15/2021            7,219
     2,612   SL Green Operating Partnership, LP                              3.25          10/15/2022            2,534
     5,000   SL Green Realty Corp.                                           4.50          12/01/2022            5,071
     6,250   Starwood Property Trust, Inc.                                   3.63           2/01/2021            6,176
     2,122   VEREIT Operating Partnership, LP                                3.00           2/06/2019            2,122
     2,505   Welltower, Inc.                                                 4.13           4/01/2019            2,507
                                                                                                            ----------
                                                                                                               105,821
                                                                                                            ----------
             SAVINGS & LOANS (0.9%)
     5,000   First Niagara Financial Group, Inc.                             6.75           3/19/2020            5,203
     9,500   People's United Financial, Inc.                                 3.65          12/06/2022            9,471
    14,700   Sterling Bancorp.                                               3.50           6/08/2020           14,559
                                                                                                            ----------
                                                                                                                29,233
                                                                                                            ----------
             Total Financial                                                                                   529,693
                                                                                                            ----------
             INDUSTRIAL (3.6%)
             -----------------
             AEROSPACE/DEFENSE (0.7%)
     4,984   Arconic, Inc.                                                   6.15           8/15/2020            5,140
     4,000   Arconic, Inc.                                                   5.40           4/15/2021            4,085
     5,000   General Dynamics Corp.                                          1.88           8/15/2023            4,785
     5,000   Harris Corp.                                                    2.70           4/27/2020            4,961
     5,000   United Technologies Corp.                                       3.35           8/16/2021            5,048
                                                                                                            ----------
                                                                                                                24,019
                                                                                                            ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.5%)
    16,892   Molex Electronics Technologies, LLC(a)                          2.88           4/15/2020           16,797
                                                                                                            ----------
             ELECTRONICS (0.2%)
     5,000   FLIR Systems, Inc.                                              3.13           6/15/2021            4,942
       578   Fortive Corp.                                                   1.80           6/15/2019              575
                                                                                                            ----------
                                                                                                                 5,517
                                                                                                            ----------
             MACHINERY-DIVERSIFIED (0.5%)
     4,583   CNH Industrial Capital, LLC                                     3.38           7/15/2019            4,592
     5,000   CNH Industrial Capital, LLC                                     4.20           1/15/2024            4,994
     7,417   Wabtec Corp. (3 mo. LIBOR + 1.05%)                              3.84(d)        9/15/2021            7,418
                                                                                                            ----------
                                                                                                                17,004
                                                                                                            ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             MISCELLANEOUS MANUFACTURERS (0.6%)
$    5,000   General Electric Co.                                            6.00%          8/07/2019       $    5,069
     5,000   General Electric Co.                                            5.50           1/08/2020            5,106
     5,000   General Electric Co.                                            2.20           1/09/2020            4,955
     5,000   Ingersoll-Rand Global Holding Co. Ltd.                          2.90           2/21/2021            4,956
                                                                                                            ----------
                                                                                                                20,086
                                                                                                            ----------
             PACKAGING & CONTAINERS (0.3%)
     4,600   Greif, Inc.                                                     7.75           8/01/2019            4,709
     5,000   Packaging Corp. of America                                      2.45          12/15/2020            4,934
                                                                                                            ----------
                                                                                                                 9,643
                                                                                                            ----------
             TRANSPORTATION (0.8%)
     5,000   FedEx Corp.                                                     2.30           2/01/2020            4,967
     1,266   Ryder System, Inc.                                              2.50           5/11/2020            1,255
     4,500   Ryder System, Inc.                                              2.25           9/01/2021            4,375
     5,000   Ryder System, Inc.(k)                                           2.80           3/01/2022            4,913
     5,000   Ryder System, Inc.                                              2.50           9/01/2022            4,839
     4,706   Ryder System, Inc.                                              3.40           3/01/2023            4,644
                                                                                                            ----------
                                                                                                                24,993
                                                                                                            ----------
             Total Industrial                                                                                  118,059
                                                                                                            ----------
             TECHNOLOGY (1.1%)
             -----------------
             COMPUTERS (0.2%)
     5,000   Dell International, LLC/EMC Corp.(a)                            3.48           6/01/2019            5,002
                                                                                                            ----------
             OFFICE/BUSINESS EQUIPMENT (0.2%)
     5,000   Xerox Corp.                                                     2.75           3/15/2019            5,000
                                                                                                            ----------
             SEMICONDUCTORS (0.3%)
    10,000   Broadcom Corp./Broadcom Cayman Finance Ltd.                     2.38           1/15/2020            9,925
                                                                                                            ----------
             SOFTWARE (0.4%)
    10,000   Oracle Corp.                                                    2.40           9/15/2023            9,753
     5,000   VMware, Inc.                                                    2.95           8/21/2022            4,851
                                                                                                            ----------
                                                                                                                14,604
                                                                                                            ----------
             Total Technology                                                                                   34,531
                                                                                                            ----------
             UTILITIES (5.6%)
             ----------------
             ELECTRIC (4.8%)
     9,167   AEP Texas, Inc.                                                 2.40          10/01/2022            8,849
     5,000   Alliant Energy Finance, LLC(a)                                  3.75           6/15/2023            5,036
     3,000   CenterPoint Energy Inc.                                         2.50           9/01/2022            2,889
     5,858   Delmarva Power & Light Co.                                      3.50          11/15/2023            5,967
     6,000   Dominion Energy, Inc.                                           2.96           7/01/2019            5,998
     5,000   Dominion Energy, Inc.                                           2.58           7/01/2020            4,959
     5,444   DPL, Inc.(k)                                                    6.75          10/01/2019            5,539

================================================================================

16  | USAA SHORT-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
$   15,045   DPL, Inc.                                                       7.25%         10/15/2021       $   16,042
     5,000   Duke Energy Corp.                                               2.40           8/15/2022            4,838
     2,600   Eversource Energy                                               2.75           3/15/2022            2,567
    10,000   Exelon Generation Co., LLC                                      2.95           1/15/2020            9,977
     7,975   Exelon Generation Co., LLC                                      4.00          10/01/2020            8,057
     5,000   Georgia Power Co.                                               2.00           9/08/2020            4,930
     8,496   IPALCO Enterprises, Inc.                                        3.45           7/15/2020            8,474
     7,143   ITC Holdings Corp.                                              2.70          11/15/2022            6,917
     5,833   Mississippi Power Co. (3 mo. LIBOR + 0.65%)                     3.47(d)        3/27/2020            5,831
     3,333   NextEra Energy Capital Holdings, Inc.                           3.34           9/01/2020            3,351
     5,000   Public Service Electric & Gas Co.                               3.25           9/01/2023            5,061
    10,000   Sempra Energy                                                   2.40           3/15/2020            9,904
     3,600   Sempra Energy                                                   2.90           2/01/2023            3,500
     4,299   Sierra Pacific Power Co.                                        3.38           8/15/2023            4,329
    10,000   Southern Power Co.                                              2.38           6/01/2020            9,907
     3,630   System Energy Resources, Inc.                                   4.10           4/01/2023            3,699
     5,000   Virginia Electric & Power Co.                                   2.75           3/15/2023            4,927
     4,500   Vistra Energy Corp.                                             7.38          11/01/2022            4,691
                                                                                                            ----------
                                                                                                               156,239
                                                                                                            ----------
             GAS (0.8%)
     5,000   National Fuel Gas Co.                                           4.90          12/01/2021            5,116
     3,400   National Grid, N.A., Inc.                                       2.38           9/30/2020            3,339
    10,000   Southern Co. Gas Capital Corp.                                  2.45          10/01/2023            9,505
    10,000   WGL Holdings, Inc.                                              2.25          11/01/2019            9,866
                                                                                                            ----------
                                                                                                                27,826
                                                                                                            ----------
             Total Utilities                                                                                   184,065
                                                                                                            ----------
             Total Corporate Obligations (cost: $1,645,667)                                                  1,638,712
                                                                                                            ----------

             EURODOLLAR AND YANKEE OBLIGATIONS (12.6%)

             BASIC MATERIALS (0.9%)
             ----------------------
             CHEMICALS (0.7%)
     5,000   Braskem Finance Ltd.(a)                                         5.75           4/15/2021            5,208
     5,000   Braskem Netherlands Finance B.V.(a)                             3.50           1/10/2023            4,860
     7,932   Methanex Corp.                                                  3.25          12/15/2019            7,895
     5,000   Syngenta Finance N.V.(a)                                        3.70           4/24/2020            4,985
                                                                                                            ----------
                                                                                                                22,948
                                                                                                            ----------
             IRON/STEEL (0.1%)
     2,000   Vale Overseas Ltd.                                              5.88           6/10/2021            2,062
                                                                                                            ----------
             MINING (0.1%)
     5,000   Fresnillo plc(a)                                                5.50          11/13/2023            5,206
                                                                                                            ----------
             Total Basic Materials                                                                              30,216
                                                                                                            ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS (0.3%)
             ---------------------
             TELECOMMUNICATIONS (0.3%)
$    5,000   Deutsche Telekom International Finance BV(a)                    2.23%          1/17/2020       $    4,978
     5,000   Deutsche Telekom International Finance BV(a)                    2.82           1/19/2022            4,925
                                                                                                            ----------
             Total Communications                                                                                9,903
                                                                                                            ----------
             CONSUMER, CYCLICAL (1.7%)
             -------------------------
             AIRLINES (1.2%)
    15,350   Air Canada Pass-Through Trust(a)                                5.00           3/15/2020           15,426
     3,079   Air Canada Pass-Through Trust(a)                                5.38           5/15/2021            3,123
     8,324   British Airways Pass-Through Trust(a),(b)                       5.63          12/20/2021            8,436
     7,290   Virgin Australia Pass-Through Trust(a)                          5.00          10/23/2023            7,397
     5,000   WestJet Airlines Ltd.(a)                                        3.50           6/16/2021            4,855
                                                                                                            ----------
                                                                                                                39,237
                                                                                                            ----------
             LEISURE TIME (0.4%)
    10,750   Silversea Cruise Finance Ltd.(a)                                7.25           2/01/2025           11,570
                                                                                                            ----------
             RETAIL (0.1%)
     5,000   Alimentation Couche-Tard, Inc.(a)                               2.70           7/26/2022            4,871
                                                                                                            ----------
             Total Consumer, Cyclical                                                                           55,678
                                                                                                            ----------
             CONSUMER, NON-CYCLICAL (3.6%)
             -----------------------------
             AGRICULTURE (0.9%)
     5,000   BAT Capital Corp.                                               2.30           8/14/2020            4,934
    10,000   BAT Capital Corp.                                               2.76           8/15/2022            9,728
     5,000   BAT International Finance plc                                   1.63           9/09/2019            4,950
    10,000   Imperial Brands Finance plc(a)                                  2.95           7/21/2020            9,904
                                                                                                            ----------
                                                                                                                29,516
                                                                                                            ----------
             BEVERAGES (0.6%)
    10,000   Anheuser-Busch InBev Worldwide, Inc.                            3.75           1/15/2022           10,191
     3,000   Anheuser-Busch InBev Worldwide, Inc.                            3.50           1/12/2024            3,014
     5,000   Anheuser-Busch InBev Worldwide, Inc.(j)                         4.15           1/23/2025            5,142
                                                                                                            ----------
                                                                                                                18,347
                                                                                                            ----------
             FOOD (0.9%)
    18,588   Grupo Bimbo SAB de CV(a)                                        4.50           1/25/2022           19,046
    10,000   Smithfield Foods, Inc.(a)                                       2.70           1/31/2020            9,881
                                                                                                            ----------
                                                                                                                28,927
                                                                                                            ----------
             HEALTHCARE-SERVICES (0.1%)
     3,176   Fresenius Medical Care U.S. Finance II, Inc.(a)                 4.13          10/15/2020            3,194
                                                                                                            ----------
             HOUSEHOLD PRODUCTS/WARES (0.4%)
    15,000   Reckitt Benckiser Treasury Services plc(a)                      2.38           6/24/2022           14,570
                                                                                                            ----------

================================================================================

18  | USAA SHORT-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS (0.7%)
$    4,000   Hikma Pharmaceuticals plc                                       4.25%          4/10/2020       $    3,991
     5,000   Takeda Pharmaceutical Co. Ltd.(a)                               3.80          11/26/2020            5,054
    15,105   Teva Pharmaceutical Finance Netherlands III B.V.                2.20           7/21/2021           14,286
                                                                                                            ----------
                                                                                                                23,331
                                                                                                            ----------
             Total Consumer, Non-cyclical                                                                      117,885
                                                                                                            ----------
             DIVERSIFIED (0.6%)
             ------------------
             HOLDING COMPANIES-DIVERSIFIED (0.6%)
     5,000   CK Hutchison International II Ltd.(a)                           2.25           9/29/2020            4,923
    10,000   CK Hutchison International Ltd.(a)                              1.88          10/03/2021            9,645
     5,000   CK Hutchison International Ltd.(a)                              2.88           4/05/2022            4,927
                                                                                                            ----------
             Total Diversified                                                                                  19,495
                                                                                                            ----------
             ENERGY (0.4%)
             -------------
             OIL & GAS (0.4%)
     8,124   Cenovus Energy, Inc.                                            5.70          10/15/2019            8,238
     3,000   Petroleos Mexicanos                                             6.38           2/04/2021            3,047
     3,000   Petroleos Mexicanos                                             5.38           3/13/2022            2,977
                                                                                                            ----------
             Total Energy                                                                                       14,262
                                                                                                            ----------
             FINANCIAL (2.9%)
             ----------------
             BANKS (2.2%)
    10,000   Banco Santander Chile(a)                                        2.50          12/15/2020            9,856
    10,000   BBVA Bancomer S.A.(a)                                           6.50           3/10/2021           10,385
    10,000   Lloyds Banking Group plc (1 mo. LIBOR + 0.81%)(l)               2.91          11/07/2023            9,614
    13,000   Royal Bank of Scotland Group plc                                6.13          12/15/2022           13,676
     5,000   Santander UK Group Holdings plc                                 3.57           1/10/2023            4,901
     5,000   Santander UK Group Holdings plc
               (1 mo. LIBOR + 1.08%)(l)                                      3.37           1/05/2024            4,835
     5,000   Santander UK plc                                                2.35           9/10/2019            4,983
     5,000   Standard Chartered plc(a)                                       2.25           4/17/2020            4,945
    10,000   UBS Group Funding AG(a)                                         2.95           9/24/2020            9,947
                                                                                                            ----------
                                                                                                                73,142
                                                                                                            ----------
             DIVERSIFIED FINANCIAL SERVICES (0.3%)
    10,000   ORIX Corp.                                                      2.90           7/18/2022            9,854
                                                                                                            ----------
             REAL ESTATE (0.2%)
     5,000   WEA Finance, LLC(a)                                             3.15           4/05/2022            4,960
                                                                                                            ----------
             REITS (0.2%)
     7,995   Scentre Group Trust(a)                                          2.38           4/28/2021            7,820
                                                                                                            ----------
             Total Financial                                                                                    95,776
                                                                                                            ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL (1.2%)
             -----------------
             AEROSPACE/DEFENSE (0.1%)
$    3,580   BAE Systems Holdings, Inc.(a)                                   2.85%         12/15/2020       $    3,553
                                                                                                            ----------
             BUILDING MATERIALS (0.2%)
     2,000   Boral Finance Proprietary Ltd.(a)                               3.00          11/01/2022            1,940
     5,000   Holcim U.S. Finance Sarl & Cie SCS(a)                           6.00          12/30/2019            5,119
                                                                                                            ----------
                                                                                                                 7,059
                                                                                                            ----------
             ELECTRONICS (0.2%)
     5,000   Tyco Electronics Group S.A. (3 mo. LIBOR + 0.45%)               3.20(d)        6/05/2020            4,996
                                                                                                            ----------
             MISCELLANEOUS MANUFACTURERS (0.2%)
     7,306   Smiths Group plc(a)                                             3.63          10/12/2022            7,209
                                                                                                            ----------
             TRUCKING & LEASING (0.5%)
     8,062   DAE Funding, LLC(a)                                             4.00           8/01/2020            7,982
     5,000   DAE Funding, LLC(a)                                             5.25          11/15/2021            5,050
     2,370   DAE Funding, LLC(a)                                             4.50           8/01/2022            2,346
                                                                                                            ----------
                                                                                                                15,378
                                                                                                            ----------
             Total Industrial                                                                                   38,195
                                                                                                            ----------
             TECHNOLOGY (0.2%)
             -----------------
             SEMICONDUCTORS (0.2%)
     4,769   NXP B.V./NXP Funding, LLC(a)                                    4.13           6/15/2020            4,781
                                                                                                            ----------
             UTILITIES (0.8%)
             ----------------
             ELECTRIC (0.8%)
    10,000   Comision Federal de Electricidad                                4.88           5/26/2021           10,163
     5,000   Comision Federal de Electricidad(a)                             4.88           5/26/2021            5,081
     5,000   Emera U.S. Finance, LP                                          2.15           6/15/2019            4,975
     5,000   Emera U.S. Finance, LP                                          2.70           6/15/2021            4,902
                                                                                                            ----------
             Total Utilities                                                                                    25,121
                                                                                                            ----------
             Total Eurodollar and Yankee Obligations (cost: $415,576)                                          411,312
                                                                                                            ----------

             FOREIGN GOVERNMENT OBLIGATIONS (0.9%)
    10,000   Province of Alberta(a)                                          1.75           8/26/2020            9,859
     5,000   Province of Alberta                                             3.35          11/01/2023            5,105
    10,000   Province of Ontario(k)                                          2.45           6/29/2022            9,883
     5,000   Province of Quebec                                              2.63           2/13/2023            4,972
                                                                                                            ----------
             Total Foreign Government Obligations (cost: $29,990)                                               29,819
                                                                                                            ----------
             MUNICIPAL OBLIGATIONS (4.3%)

             CALIFORNIA (0.1%)
     4,750   San Jose Redev. Agency Successor Agency                         2.63           8/01/2022            4,715
                                                                                                            ----------

================================================================================

20  | USAA SHORT-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             CONNECTICUT (0.4%)
$    3,700   State                                                           3.75%          9/15/2020       $    3,733
     3,900   State                                                           3.67           8/15/2022            3,972
     3,380   State Health & Educational Facilities Auth.                     3.07           7/01/2019            3,374
     3,185   State Health & Educational Facilities Auth.                     3.32           7/01/2020            3,181
                                                                                                            ----------
                                                                                                                14,260
                                                                                                            ----------
             FLORIDA (0.1%)
     1,375   Municipal Power Agency                                          2.20          10/01/2020            1,353
     2,500   Municipal Power Agency                                          2.38          10/01/2021            2,451
                                                                                                            ----------
                                                                                                                 3,804
                                                                                                            ----------
             ILLINOIS (0.4%)
     2,520   City of Chicago Wastewater Transmission                         4.31           1/01/2021            2,561
    10,000   Finance Auth. (Put Date 2/07/2019)
               (LOC - UniCredit Bank A.G.)(n)                                2.68           2/01/2037           10,000
       760   Village of Channahon                                            4.00           1/01/2020              756
                                                                                                            ----------
                                                                                                                13,317
                                                                                                            ----------
             KENTUCKY (0.1%)
       545   State Property & Building Commission                            2.26           5/01/2020              541
     1,060   State Property & Building Commission                            2.56           5/01/2021            1,049
       250   State Property & Building Commission                            2.76           5/01/2022              246
                                                                                                            ----------
                                                                                                                 1,836
                                                                                                            ----------
             MARYLAND (0.3%)
     3,625   EDC                                                             2.80           6/01/2020            3,620
     3,670   EDC                                                             3.05           6/01/2021            3,657
     3,795   EDC                                                             3.30           6/01/2022            3,764
                                                                                                            ----------
                                                                                                                11,041
                                                                                                            ----------
             MICHIGAN (0.5%)
     5,395   Clintondale Community Schools                                   2.61           5/01/2021            5,389
     4,000   Clintondale Community Schools                                   2.84           5/01/2022            4,017
     2,000   Mount Clemens Community School District                         2.12           5/01/2019            1,997
     3,635   Mount Clemens Community School District                         2.46           5/01/2020            3,618
                                                                                                            ----------
                                                                                                                15,021
                                                                                                            ----------
             NEW JERSEY (0.8%)
       850   EDA                                                             3.30           6/15/2019              850
       500   EDA                                                             3.29           7/01/2019              500
       850   EDA                                                             3.50           6/15/2020              854
    12,500   EDA                                                             4.45           6/15/2020           12,666
       625   EDA                                                             3.52           7/01/2020              625
       550   EDA                                                             3.70           6/15/2021              558
       495   EDA                                                             3.65           7/01/2021              495

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
$    2,615   Educational Facilities Auth.                                    2.25%          9/01/2020       $    2,576
     7,450   Educational Facilities Auth.                                    2.47           9/01/2021            7,313
                                                                                                            ----------
                                                                                                                26,437
                                                                                                            ----------
             NEW YORK (0.7%)
     1,000   Dormitory Auth.                                                 1.98           7/01/2019              996
     3,870   Dormitory Auth.                                                 2.30           7/01/2019            3,857
     1,270   Dormitory Auth.                                                 2.24           7/01/2020            1,257
     5,125   Dormitory Auth.                                                 2.57           7/01/2020            5,070
     1,550   Dormitory Auth.                                                 2.44           7/01/2021            1,521
     2,000   Dormitory Auth.                                                 3.18           3/15/2022            2,020
     5,000   State Energy Research & Dev. Auth.
               (Put Date 5/01/2020)(m)                                       2.38           7/01/2026            5,016
       600   Town of Oyster Bay                                              3.55           2/01/2019              600
     1,830   Town of Oyster Bay                                              3.80           2/01/2020            1,832
                                                                                                            ----------
                                                                                                                22,169
                                                                                                            ----------
             PENNSYLVANIA (0.2%)
     4,127   IDA(a)                                                          2.97           7/01/2021            4,091
       405   Luzerne County IDA (INS - Assured Guaranty
               Municipal Corp.)                                              3.85          12/15/2019              402
     2,000   Scranton School District (Put Date 6/15/2019)(m)                4.13           6/15/2034            1,992
                                                                                                            ----------
                                                                                                                 6,485
                                                                                                            ----------
             TENNESSEE (0.1%)
     3,010   Metropolitan Nashville Airport Auth. (Put
               Date 2/07/2019) (LOC - Regions Bank)(n)                       2.77           4/01/2030            3,010
                                                                                                            ----------
             TEXAS (0.4%)
     5,000   A&M University                                                  2.89           5/15/2022            5,027
     1,585   A&M University                                                  2.95           5/15/2023            1,594
     1,690   City of Houston                                                 2.62           3/01/2021            1,688
     1,240   City of Houston                                                 2.77           3/01/2022            1,242
     1,900   City of Houston                                                 2.98           3/01/2023            1,912
                                                                                                            ----------
                                                                                                                11,463
                                                                                                            ----------
             VIRGINIA (0.1%)
     3,000   Small Business Financing Auth.
               (Put Date 12/31/2019)(a),(m)                                  4.20           7/01/2050            3,005
                                                                                                            ----------
             WISCONSIN (0.1%)
     4,000   Public Finance Auth. (LOC - Citizens
               Financial Group)                                              2.75           6/01/2020            3,946
                                                                                                            ----------
             Total Municipal Obligations (cost: $140,710)                                                      140,509
                                                                                                            ----------

================================================================================

22  | USAA SHORT-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCY ISSUES (1.3%)(o)

             AGENCY COLLATERAL CMO (0.1%)
$    3,188   Fannie Mae(+)                                                   1.25%          9/25/2027       $    3,014
                                                                                                            ----------
             COMMERCIAL MBS (0.5%)
    65,053   Fannie Mae(+)(i)                                                0.56(h)        8/25/2022            1,042
    65,028   Fannie Mae(+)(i)                                                0.70(h)        5/25/2022            1,228
    67,720   Freddie Mac(+)(i)                                               1.26(h)        8/25/2022            2,527
    71,676   Freddie Mac(+)(i)                                               1.65(h)        7/25/2019              241
    27,500   Freddie Mac(+)(i)                                               1.73(h)        5/25/2019               44
     2,171   Freddie Mac(+)                                                  1.78          10/25/2020            2,152
     8,000   Freddie Mac(+)                                                  2.72           6/25/2022            7,974
                                                                                                            ----------
                                                                                                                15,208
                                                                                                            ----------
             FGLMC COLLATERAL (0.0%)
        51   Freddie Mac(+)                                                  5.00           5/01/2020               51
        80   Freddie Mac(+)                                                  5.00           9/01/2020               81
       134   Freddie Mac(+)                                                  5.50           4/01/2021              136
                                                                                                            ----------
                                                                                                                   268
                                                                                                            ----------
             FHLMC COLLATERAL (0.0%)
       577   Freddie Mac(+) (12 mo. LIBOR + 1.63%)                           3.85(d)        4/01/2035              602
                                                                                                            ----------
             FNMA COLLATERAL (0.7%)
     3,002   Fannie Mae(+)                                                   2.50           4/01/2027            2,972
     9,018   Fannie Mae(+)                                                   2.50           5/01/2027            8,928
     5,368   Fannie Mae(+)                                                   2.50           8/01/2027            5,315
     4,302   Fannie Mae(+)                                                   2.50           8/01/2027            4,259
        98   Fannie Mae(+)                                                   4.50           5/01/2023              101
        56   Fannie Mae(+)                                                   4.50           2/01/2024               57
        41   Fannie Mae(+)                                                   5.00          12/01/2021               41
       135   Fannie Mae(+)                                                   5.00           6/01/2023              138
        15   Fannie Mae(+)                                                   5.00           9/01/2023               16
       165   Fannie Mae(+)                                                   5.00           2/01/2024              168
        97   Fannie Mae(+)                                                   5.50          12/01/2020               98
       128   Fannie Mae(+)                                                   5.50           2/01/2023              132
       351   Fannie Mae(+)                                                   5.50           6/01/2023              365
        93   Fannie Mae(+)                                                   5.50           9/01/2023               95
       350   Fannie Mae(+)                                                   5.50           6/01/2024              362
       156   Fannie Mae(+)                                                   6.00          10/01/2022              160
       197   Fannie Mae(+)                                                   6.00           1/01/2023              202
       374   Fannie Mae(+)                                                   6.00           1/01/2023              388
       135   Fannie Mae(+)                                                   6.00           7/01/2023              138
                                                                                                            ----------
                                                                                                                23,935
                                                                                                            ----------
             Total U.S. Government Agency Issues (cost: $42,335)                                                43,027
                                                                                                            ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------

             U.S. TREASURY SECURITIES (6.8%)

             NOTES (6.8%)
$   10,000   U.S. Treasury Note(k)                                           1.13%          5/31/2019       $    9,957
     5,000   U.S. Treasury Note                                              1.13           2/28/2021            4,865
    10,000   U.S. Treasury Note(j)                                           1.25           1/31/2020            9,873
    15,000   U.S. Treasury Note                                              1.38           2/29/2020           14,814
    55,000   U.S. Treasury Note                                              1.38           3/31/2020           54,267
    45,000   U.S. Treasury Note                                              1.38           9/30/2020           44,188
     5,000   U.S. Treasury Note                                              1.38           1/31/2021            4,894
    25,000   U.S. Treasury Note                                              1.38           6/30/2023           23,888
    25,000   U.S. Treasury Note                                              1.63          11/30/2020           24,618
    10,000   U.S. Treasury Note                                              1.75           9/30/2022            9,763
    15,000   U.S. Treasury Note                                              1.88          11/30/2021           14,769
     5,000   U.S. Treasury Note                                              1.88           8/31/2022            4,905
                                                                                                            ----------
             Total U.S. Treasury Securities (cost: $223,966)                                                   220,801
                                                                                                            ----------
             Total Bonds (cost: $3,201,459)                                                                  3,193,725
                                                                                                            ----------

----------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
----------------------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (0.9%)

             PREFERRED STOCKS (0.9%)

             COMMUNICATIONS (0.7%)
             ---------------------
             TELECOMMUNICATIONS (0.7%)
    22,029   Centaur Funding Corp., 9.08%(a)                                                                    23,461
                                                                                                            ----------
             FINANCIAL (0.2%)
             ---------------
             BANKS (0.2%)
   200,000   Citigroup Capital XIII, 9.12%, (3 mo. LIBOR + 6.37%)(d)                                             5,252
                                                                                                            ----------
             Total Preferred Stocks (cost: $29,137)                                                             28,713
                                                                                                            ----------
             Total Equity Securities (cost: $29,137)                                                            28,713
                                                                                                            ----------

================================================================================

24  | USAA SHORT-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                      COUPON                               VALUE
(000)        SECURITY                                                        RATE            MATURITY            (000)
----------------------------------------------------------------------------------------------------------------------

             MONEY MARKET INSTRUMENTS (1.2%)

             COMMERCIAL PAPER (0.9%)
$   10,165   Centerpoint Energy, Inc.(a)                                     2.76%         2/21/2019        $   10,149
     6,192   CSLB Holdings, Inc.(a)                                          2.78          2/05/2019             6,190
     6,385   CSLB Holdings, Inc.(a)                                          2.82          2/14/2019             6,379
     1,299   Sherwin Williams Co.(a)                                         2.78          2/05/2019             1,299
     5,566   Southern Co. Gas Capital Corp.(a)                               2.80          2/12/2019             5,561
                                                                                                            ----------
             Total Commercial Paper (cost: $29,578)                                                             29,578
                                                                                                            ----------

----------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
----------------------------------------------------------------------------------------------------------------------
             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.3%)
11,238,416   State Street Institutional Treasury Money Market Fund Premier
               Class, 2.31%(p) (cost: $11,238)                                                                  11,238
                                                                                                            ----------
             Total Money Market Instruments (cost: $40,816)                                                     40,816
                                                                                                            ----------

             SHORT-TERM INVESTMENTS PURCHASED WITH CASH
             COLLATERAL FROM SECURITIES LOANED (0.8%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.8%)
22,074,125   Goldman Sachs Financial Square Government Fund Institutional
               Class, 2.34%(p)                                                                                  22,074
 2,708,775   HSBC U.S. Government Money Market Fund Class I, 2.38%(p)                                            2,709
                                                                                                            ----------
             Total Short-Term Investments Purchased with Cash Collateral from
               Securities Loaned (cost: $24,783)                                                                24,783
                                                                                                            ----------
             TOTAL INVESTMENTS (COST: $3,296,195)                                                           $3,288,037
                                                                                                            ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

----------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                             VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------------------
ASSETS                                               LEVEL 1             LEVEL 2             LEVEL 3             TOTAL
----------------------------------------------------------------------------------------------------------------------
Bonds:
  Asset-Backed Securities                           $      -          $  451,425                  $-        $  451,425
  Bank Loans                                               -             112,124                   -           112,124
  Collateralized Loan Obligations                          -              53,115                   -            53,115
  Collateralized Mortgage Obligations                      -               2,628                   -             2,628
  Commercial Mortgage Securities                           -              90,253                   -            90,253
  Corporate Obligations                                    -           1,638,712                   -         1,638,712
  Eurodollar and Yankee Obligations                        -             411,312                   -           411,312
  Foreign Government Obligations                           -              29,819                   -            29,819
  Municipal Obligations                                    -             140,509                   -           140,509
  U.S. Government Agency Issues                            -              43,027                   -            43,027
  U.S. Treasury Securities                           220,801                   -                   -           220,801

Equity Securities:
  Preferred Stocks                                         -              28,713                   -            28,713

Money Market Instruments:
  Commercial Paper                                         -              29,578                   -            29,578
  Government & U.S. Treasury
     Money Market Funds                               11,238                   -                   -            11,238

Short-Term Investments Purchased
  with Cash Collateral from
  Securities Loaned:
  Government & U.S. Treasury Money
     Market Funds                                     24,783                   -                   -            24,783
----------------------------------------------------------------------------------------------------------------------
Total                                               $256,822          $3,031,215                  $-        $3,288,037
----------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At January 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

26  | USAA SHORT-TERM BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 16.9% of net assets at January 31, 2019.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

    principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing. Rate represents an annualized yield at time of purchase or coupon rate, if applicable.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDA    Economic Development Authority
    EDC    Economic Development Corp.

================================================================================

28  | USAA SHORT-TERM BOND FUND

================================================================================

    IDA    Industrial Development Authority/Agency
    LIBOR  London Interbank Offered Rate
    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o   SPECIFIC NOTES

   (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

   (b) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

    (c) Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

    (d) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at January 31, 2019.

    (e) Bank loans (loans) - are not registered under the Securities Act of 1933. The loans contain certain restrictions on resale and cannot be sold publicly. The stated interest rates represent the all in interest rate of all contracts within the loan facilities. The interest rates are adjusted periodically, and the rates disclosed represent the current rate at January 31, 2019. The weighted average life of the loans are likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loans are deemed liquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (f) The bank loan will settle after January 31, 2019, at which time the interest rate will be determined.

    (g) Security was fair valued at January 31, 2019, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $5,000,000, which represented 0.2% of the Fund's net assets.

    (h) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (i) Security is interest only. Interest-only commercial mortgage-backed securities (CMBS IOs) represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment

================================================================================

30  | USAA SHORT-TERM BOND FUND

================================================================================

        protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    (j) At January 31, 2019, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (k) The security, or a portion thereof, was out on loan as of January 31, 2019.

    (l) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

    (m) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (n) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (o) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

        of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (p) Rate represents the money market fund annualized seven-day yield at January 31, 2019.

See accompanying notes to financial statements.

================================================================================

32  | USAA SHORT-TERM BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities on
       loan of $24,253) (cost of $3,296,195)                                                       $3,288,037
   Cash                                                                                                   712
   Receivables:
       Capital shares sold                                                                              2,174
       USAA Asset Management Company (Note 7)                                                               1
       Interest                                                                                        24,329
       Securities sold                                                                                  4,619
       Other                                                                                                8
                                                                                                   ----------
           Total assets                                                                             3,319,880
                                                                                                   ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                                24,783
       Securities purchased                                                                            21,183
       Capital shares redeemed                                                                          2,784
       Dividends on capital shares                                                                        401
   Accrued management fees                                                                                692
   Accrued transfer agent's fees                                                                           64
   Other accrued expenses and payables                                                                    254
                                                                                                   ----------
           Total liabilities                                                                           50,161
                                                                                                   ----------
                Net assets applicable to capital shares outstanding                                $3,269,719
                                                                                                   ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                 $3,278,707
   Accumulated loss                                                                                    (8,988)
                                                                                                   ----------
                Net assets applicable to capital shares outstanding                                $3,269,719
                                                                                                   ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,161,626/127,655 capital shares
            outstanding, no par value)                                                             $     9.10
                                                                                                   ==========
       Institutional Shares (net assets of $2,087,122/229,481 capital shares
            outstanding, no par value)                                                             $     9.09
                                                                                                   ==========
       Adviser Shares (net assets of $15,784/1,734 capital shares
            outstanding, no par value)                                                             $     9.10
                                                                                                   ==========
       R6 Shares (net assets of $5,187/570 capital shares
            outstanding, no par value)                                                             $     9.10
                                                                                                   ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                          $   498
   Interest                                                                                            51,410
   Securities lending (net)                                                                                35
                                                                                                      -------
     Total income                                                                                      51,943
                                                                                                      -------
EXPENSES
   Management fees                                                                                      4,048
   Administration and servicing fees:
       Fund Shares                                                                                        883
       Institutional Shares                                                                             1,041
       Adviser Shares                                                                                      14
       R6 Shares                                                                                            1
   Transfer agent's fees:
       Fund Shares                                                                                        904
       Institutional Shares                                                                             1,041
       Adviser Shares                                                                                       4
   Distribution and service fees (Note 7):
       Adviser Shares                                                                                      23
   Custody and accounting fees:
       Fund Shares                                                                                         86
       Institutional Shares                                                                               125
       Adviser Shares                                                                                       2
   Postage:
       Fund Shares                                                                                         42
       Institutional Shares                                                                                52
       Adviser Shares                                                                                       1
   Shareholder reporting fees:
       Fund Shares                                                                                         21
       Institutional Shares                                                                                 8
   Trustees' fees                                                                                          17

================================================================================

34  | USAA SHORT-TERM BOND FUND

================================================================================

   Registration fees:
       Fund Shares                                                                                    $    17
       Institutional Shares                                                                                44
       Adviser Shares                                                                                      10
       R6 Shares                                                                                           11
   Professional fees                                                                                       54
   Other                                                                                                   27
                                                                                                      -------
       Total expenses                                                                                   8,476
                                                                                                      -------
   Expenses reimbursed:
       R6 Shares                                                                                           (9)
                                                                                                      -------
       Net expenses                                                                                     8,467
                                                                                                      -------
NET INVESTMENT INCOME                                                                                  43,476
                                                                                                      -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss                                                                                     (882)
   Change in net unrealized appreciation/(depreciation)                                                14,298
                                                                                                      -------
       Net realized and unrealized gain                                                                13,416
                                                                                                      -------
   Increase in net assets resulting from operations                                                   $56,892
                                                                                                      =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited), and year ended
July 31, 2018

-------------------------------------------------------------------------------------------------------------

                                                                           1/31/2019                7/31/2018
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $   43,476               $   73,096
   Net realized gain (loss) on investments                                      (882)                   3,633
   Change in net unrealized appreciation/(depreciation)
      of investments                                                          14,298                  (56,420)
                                                                          -----------------------------------
        Increase in net assets resulting from operations                      56,892                   20,309
                                                                          -----------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                               (15,327)                 (27,523)
   Institutional Shares                                                      (28,308)                 (44,960)
   Adviser Shares                                                               (214)                    (488)
   R6 Shares                                                                     (73)                    (121)
                                                                          -----------------------------------
        Distributions to shareholders                                        (43,922)                 (73,092)
                                                                          -----------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                               (31,220)                 (92,473)
   Institutional Shares                                                       53,169                  102,957
   Adviser Shares                                                             (7,307)                   1,889
   R6 Shares                                                                      25                       96
                                                                          -----------------------------------
        Total net increase in net assets from
            capital share transactions                                        14,667                   12,469
                                                                          -----------------------------------
   Net increase (decrease) in net assets                                      27,637                  (40,314)

NET ASSETS
   Beginning of period                                                     3,242,082                3,282,396
                                                                          -----------------------------------
   End of period                                                          $3,269,719               $3,242,082
                                                                          ===================================

See accompanying notes to financial statements.

================================================================================

36  | USAA SHORT-TERM BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Short-Term Bond Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high current income consistent with preservation of principal.

The Fund consists of four classes of shares: Short-Term Bond Fund Shares (Fund Shares), Short-Term Bond Fund Institutional Shares (Institutional Shares), Short-Term Bond Fund Adviser Shares (Adviser Shares), and Short-Term Bond Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed during the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Fund's Board of Trustees and of the Fund's shareholders at a special shareholder meeting to be held on April 18, 2019. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and

================================================================================

38  | USAA SHORT-TERM BOND FUND

================================================================================

        ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

        determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation

================================================================================

40  | USAA SHORT-TERM BOND FUND

================================================================================

        systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include debt securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the six-month period ended January 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

42  | USAA SHORT-TERM BOND FUND

================================================================================

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the six-month period ended January 31, 2019, the Fund paid CAPCO facility fees of $13,000, which represents 4.0% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2019.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2019, in accordance with applicable federal tax law.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had net capital loss carryforwards of $3,181,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

As of January 31, 2019, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements. The net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                            NET
                                      GROSS              GROSS           UNREALIZED
                                    UNREALIZED         UNREALIZED      APPRECIATION /
FUND                               APPRECIATION       DEPRECIATION     (DEPRECIATION)
-------------------------------------------------------------------------------------
USAA Short-Term Bond Fund          $17,145,000       $(25,303,000)      $(8,158,000)

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2019, were $734,656,000 and $553,422,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the six-month period ended January 31, 2019 were as follows:

                                                                    NET REALIZED
     PURCHASES                         SALES                            GAIN
--------------------------------------------------------------------------------
    $3,625,000                          $-                               $-

================================================================================

44  | USAA SHORT-TERM BOND FUND

================================================================================

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At January 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                   NON-CASH COLLATERAL               CASH COLLATERAL
--------------------------------------------------------------------------------
    $24,253,000                        $-                          $24,783,000

(6) CAPITAL SHARE TRANSACTIONS

At January 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                 SIX-MONTH
                                               PERIOD ENDED                      YEAR ENDED
                                             JANUARY 31, 2019                   JULY 31, 2018
     ----------------------------------------------------------------------------------------------
                                          SHARES           AMOUNT           SHARES          AMOUNT
                                         ----------------------------------------------------------
     FUND SHARES:
     Shares sold                          13,228         $ 119,821          27,583        $ 252,252
     Shares issued from
       reinvested dividends                1,644            14,895           2,930           26,728
     Shares redeemed                     (18,320)         (165,936)        (40,697)        (371,453)
                                         ----------------------------------------------------------
     Net decrease from capital
       share transactions                 (3,448)        $ (31,220)        (10,184)       $ (92,473)
                                         ==========================================================
     INSTITUTIONAL SHARES:
     Shares sold                          23,098         $ 209,044          49,960        $ 455,625
     Shares issued from
       reinvested dividends                2,935            26,587           4,718           43,023
     Shares redeemed                     (20,162)         (182,462)        (43,344)        (395,691)
                                         ----------------------------------------------------------
     Net increase from capital
       share transactions                  5,871         $  53,169          11,334        $ 102,957
                                         ==========================================================
     ADVISER SHARES:
     Shares sold                             110         $   1,003           1,774        $  16,258
     Shares issued from
       reinvested dividends                   12               111              20              177
     Shares redeemed                        (929)           (8,421)         (1,590)         (14,546)
                                         ----------------------------------------------------------
     Net increase (decrease) from
       capital share transactions           (807)        $  (7,307)            204        $   1,889
                                         ==========================================================
     R6 SHARES:
     Shares sold                               3         $      23              11        $      98
     Shares issued from
       reinvested dividends                    -*                3               -*               3
     Shares redeemed                          (-)*              (1)             (1)              (5)
                                         ----------------------------------------------------------
     Net increase from capital
       share transactions                      3         $      25              10        $      96
                                         ==========================================================

*Represents less than 500 shares.

================================================================================

46  | USAA SHORT-TERM BOND FUND

================================================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the six-month period ended January 31, 2019, the Fund had no subadviser(s).

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.20% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Short Investment Grade Bond Funds Index. The Lipper Short Investment Grade Bond Funds Index tracks the total return performance of funds within the Lipper Short Investment Grade Debt Funds category.

For the Fund Shares, Institutional Shares, and Adviser Shares the performance period consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes the performance of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                 ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                              (IN BASIS POINTS)(1)
    ------------------------------------------------------------------------
    +/- 20 to 50                                      +/- 4
    +/- 51 to 100                                     +/- 5
    +/- 101 and greater                               +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Investment Grade Funds Index over that period, even if the class had overall negative returns during the performance period.

For the six-month period ended January 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $4,048,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $281,000, $480,000, $3,000, and $1,000, respectively.
For the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares the performance adjustments were 0.05%, 0.05%, 0.04%, and 0.03%, respectively.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares and Adviser Shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. For the six-month period ended January 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $883,000, $1,041,000, $14,000, and $1,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2019, the Fund reimbursed the Manager less than $500 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

48  | USAA SHORT-TERM BOND FUND

================================================================================

EXPENSE LIMITATION - The Manager agreed, through November 30, 2019, to limit the total annual operating expenses of the R6 Shares to 0.39% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31, 2019, the R6 Shares incurred reimbursable expenses of $9,000, of which $1,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average daily net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $904,000, $1,041,000, $4,000, and less than $500, respectively.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended January 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees of $23,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 16 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at usaa.com. As of January 31, 2019, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                               0.2

Target Retirement Income                                               1.5

Target Retirement 2020                                                 1.5

Target Retirement 2030                                                 1.6

Target Retirement 2040                                                 0.7

Target Retirement 2050                                                 0.3

Target Retirement 2060                                                 0.0*

* Represents less than 0.1%.

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution. At January 31, 2019, USAA and its affiliates owned 542,000 Adviser Shares and 548,000 R6 Shares, which represents 31.3% of the Adviser Shares outstanding, 96.2% of the R6 Shares outstanding, and 0.3% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

50  | USAA SHORT-TERM BOND FUND

================================================================================

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(10) RECENTLY ADOPTED ACCOUNTING STANDARDS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 became effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard has no impact on the financial statements and reporting disclosures of the Fund.

================================================================================

52  | USAA SHORT-TERM BOND FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                              PERIOD ENDED
                               JANUARY 31,                                    YEAR ENDED JULY 31,
                              ------------------------------------------------------------------------------------------
                                    2019            2018            2017            2016            2015            2014
                              ------------------------------------------------------------------------------------------
Net asset value at
  beginning of period         $     9.06      $     9.21      $     9.20      $     9.15      $     9.23      $     9.19
                              ------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .12             .20             .17             .16             .15             .17
  Net realized and
    unrealized gain (loss)           .04            (.15)            .01             .05            (.08)            .04
                              ------------------------------------------------------------------------------------------
Total from investment
  operations                         .16             .05             .18             .21             .07             .21
                              ------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.12)           (.20)           (.17)           (.16)           (.15)           (.17)
  Realized capital gains            (.00)(a)        (.00)(a)           -               -            (.00)(a)           -
                              ------------------------------------------------------------------------------------------
Total distributions                 (.12)           (.20)           (.17)           (.16)           (.15)           (.17)
                              ------------------------------------------------------------------------------------------
Net asset value at
  end of period               $     9.10      $     9.06      $     9.21      $     9.20      $     9.15      $     9.23
                              ==========================================================================================
Total return (%)*                   1.77             .54            2.02            2.34             .83            2.28
Net assets at end
  of period (000)             $1,161,626      $1,188,259      $1,301,428      $1,400,054      $1,823,922      $1,683,052
Ratios to average
  daily net assets:**
  Expenses (%)(b)                    .59(c)          .59             .63             .61             .62             .63(d)
  Net investment
    income (%)                      2.58(c)         2.18            1.90            1.76            1.65            1.83
Portfolio turnover (%)                18              39              31              22              31              28

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $1,167,382,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  53

================================================================================

INSTITUTIONAL SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                              PERIOD ENDED
                               JANUARY 31,                                    YEAR ENDED JULY 31,
                              ------------------------------------------------------------------------------------------
                                    2019            2018            2017            2016            2015            2014
                              ------------------------------------------------------------------------------------------
Net asset value at
  beginning of period         $     9.06      $     9.21      $     9.20      $     9.15      $     9.23      $     9.18
                              ------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .12             .21             .18             .17             .16             .18
  Net realized and
    unrealized gain (loss)           .03            (.15)            .01             .05            (.08)            .05
                              ------------------------------------------------------------------------------------------
Total from investment
  operations                         .15             .06             .19             .22             .08             .23
                              ------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.12)           (.21)           (.18)           (.17)           (.16)           (.18)
  Realized capital gains            (.00)(a)        (.00)(a)           -               -            (.00)(a)           -
                              ------------------------------------------------------------------------------------------
Total distributions                 (.12)           (.21)           (.18)           (.17)           (.16)           (.18)
                              ------------------------------------------------------------------------------------------
Net asset value at
  end of period               $     9.09      $     9.06      $     9.21      $     9.20      $     9.15      $     9.23
                              ==========================================================================================
Total return (%)*                   1.71             .65            2.13            2.44             .95            2.54
Net assets at end
  of period (000)             $2,087,122      $2,025,651      $1,954,307      $1,942,385      $2,237,771      $1,977,300
Ratios to average
  daily net assets:**
  Expenses (%)(b)                    .47(c)          .48             .53             .51             .50             .49(d)
  Net investment
    income (%)                      2.69(c)         2.29            2.00            1.87            1.76            1.96
Portfolio turnover (%)                18              39              31              22              31              28

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $2,065,782,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

54  | USAA SHORT-TERM BOND FUND

================================================================================

ADVISER SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                  SIX-MONTH
                                PERIOD ENDED
                                JANUARY 31,                                    YEAR ENDED JULY 31,
                                ----------------------------------------------------------------------------------------
                                    2019            2018            2017            2016            2015            2014
                                ----------------------------------------------------------------------------------------
Net asset value at
  beginning of period           $   9.06         $  9.21         $  9.20         $  9.15         $  9.23         $  9.19
                                ----------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .11             .18             .16             .14             .13             .15
  Net realized and
    unrealized gain (loss)           .04            (.15)            .01             .05            (.08)            .04
                                ----------------------------------------------------------------------------------------
Total from investment
  operations                         .15             .03             .17             .19             .05             .19
                                ----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.11)           (.18)           (.16)           (.14)           (.13)           (.15)
  Realized capital gains            (.00)(a)        (.00)(a)           -               -            (.00)(a)           -
                                ----------------------------------------------------------------------------------------
Total distributions                 (.11)           (.18)           (.16)           (.14)           (.13)           (.15)
                                ----------------------------------------------------------------------------------------
Net asset value at
  end of period                 $   9.10         $  9.06         $  9.21         $  9.20         $  9.15         $  9.23
                                ========================================================================================
Total return (%)*                   1.64             .38            1.82            2.08             .59            2.07
Net assets at end
  of period (000)               $ 15,784         $23,030         $21,532         $12,747         $13,304         $13,056
Ratios to average
  daily net assets:**
  Expenses (%)(b)                    .83(c)          .74             .82             .86             .85(d)          .84(e)
  Expenses, excluding
     reimbursements (%)(b)           .83(c)          .74             .82             .86             .85             .84(e)
  Net investment
     income(loss) (%)               2.33(c)         2.02            1.70            1.52            1.41            1.62
Portfolio turnover (%)                18              39              31              22              31              28

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $18,078,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average daily net assets.
(e) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  55

================================================================================

R6 SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                      SIX-MONTH
                                                    PERIOD ENDED       YEAR ENDED        PERIOD ENDED
                                                     JANUARY 31,         JULY 31,          JULY 31,
                                                    -------------------------------------------------
                                                         2019              2018              2017***
                                                    -------------------------------------------------
Net asset value at beginning of period                 $ 9.07            $ 9.21            $ 9.12
                                                       ------------------------------------------
Income (loss) from investment operations:
  Net investment income                                   .13               .22               .13
  Net realized and unrealized gain (loss)                 .03              (.14)              .09
                                                       ------------------------------------------
Total from investment operations                          .16               .08               .22
                                                       ------------------------------------------
Less distributions from:
  Net investment income                                  (.13)             (.22)             (.13)
  Realized capital gains                                 (.00)(a)          (.00)(a)             -
                                                       ------------------------------------------
Total distributions                                      (.13)             (.22)             (.13)
                                                       ------------------------------------------
Net asset value at end of period                       $ 9.10            $ 9.07            $ 9.21
                                                       ==========================================
Total return (%)*                                        1.75               .85              2.43
Net assets at end of period (000)                      $5,187            $5,142            $5,129
Ratios to average daily net assets:**
  Expenses (%)(b)                                         .39(c)            .39               .39(c)
  Expenses, excluding reimbursements (%)(b)               .75(c)            .67              1.02(c)
  Net investment income (%)                              2.77(c)           2.38              2.14(c)
Portfolio turnover (%)                                     18                39                31

   * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
  ** For the six-month period ended January 31, 2019, average daily net assets were $5,149,000.
 *** R6 Shares commenced operations on December 1, 2016.
 (a) Represents less than $0.01 per share.
 (b) Does not include acquired fund fees, if any.
 (c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

56  | USAA SHORT-TERM BOND FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2018, through January 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund

================================================================================

                                                           EXPENSE EXAMPLE |  57

================================================================================

and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                          BEGINNING             ENDING               DURING PERIOD*
                                        ACCOUNT VALUE        ACCOUNT VALUE          AUGUST 1, 2018 -
                                        AUGUST 1, 2018      JANUARY 31, 2019        JANUARY 31, 2019
                                        ------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00            $1,017.70                 $3.00

Hypothetical
 (5% return before expenses)               1,000.00             1,022.23                  3.01

INSTITUTIONAL SHARES
Actual                                     1,000.00             1,017.10                  2.39

Hypothetical
 (5% return before expenses)               1,000.00             1,022.84                  2.40

ADVISER SHARES
Actual                                     1,000.00             1,016.40                  4.22

Hypothetical
 (5% return before expenses)               1,000.00             1,021.02                  4.23

R6 SHARES
Actual                                     1,000.00             1,017.50                  1.98

Hypothetical
 (5% return before expenses)               1,000.00             1,023.24                  1.99

*Expenses are equal to the annualized expense ratio of 0.59% for Fund Shares, 0.47% for Institutional Shares, 0.83% for Adviser Shares, and 0.39% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days for Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 1.77% for Fund Shares, 1.71% for Institutional Shares, 1.64% for Adviser Shares, and 1.75% for R6 Shares, for the six-month period of August 1, 2018, through January 31, 2019.

================================================================================

58  | USAA SHORT-TERM BOND FUND

================================================================================

ADVISORY AGREEMENT(S)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

60  | USAA SHORT-TERM BOND FUND

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

62  | USAA SHORT-TERM BOND FUND

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o   With the exception of the USAA S&P 500 Index Fund, USAA Extended
        Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short- Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

        businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

================================================================================

64  | USAA SHORT-TERM BOND FUND

================================================================================

is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

================================================================================

66  | USAA SHORT-TERM BOND FUND

================================================================================

objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

================================================================================

68  | USAA SHORT-TERM BOND FUND

================================================================================

the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset

================================================================================

70  | USAA SHORT-TERM BOND FUND

================================================================================

Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered

================================================================================

                                                     ADVISORY AGREEMENT(S) |  71

================================================================================

each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser.

================================================================================

72  | USAA SHORT-TERM BOND FUND

================================================================================

At the 2018 15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  73

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
   >>  Secure
   >>  Saves Time
   >>  Good for the Environment

Sign up today for online document delivery at USAA.COM/UDO

[LOGO OF USAA]
     USAA      We know what it means to serve.(R)

================================================================================
23426-0319                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA SCIENCE & TECHNOLOGY FUND]

================================================================================

    SEMIANNUAL REPORT
    USAA SCIENCE & TECHNOLOGY FUND
    FUND SHARES (USSCX) o ADVISER SHARES (USTCX)
    JANUARY 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

INVESTMENT OVERVIEW                                                            1

FINANCIAL INFORMATION

   Portfolio of Investments                                                    2

   Notes to Portfolio of Investments                                           8

   Financial Statements                                                       10

   Notes to Financial Statements                                              14

   Financial Highlights                                                       29

EXPENSE EXAMPLE                                                               31

ADVISORY AGREEMENT(S)                                                         33

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

                          o TOP 10 HOLDINGS - 1/31/19 o
                                (% of Net Assets)

Amazon.com, Inc. .......................................................... 5.6%
Visa, Inc. "A" ............................................................ 4.2%
Microsoft Corp. ........................................................... 4.2%
Advanced Micro Devices, Inc. .............................................. 3.5%
Alphabet, Inc. "A" ........................................................ 3.3%
salesforce.com, Inc. ...................................................... 3.0%
Facebook, Inc. "A" ........................................................ 2.9%
Global Payments, Inc. ..................................................... 2.8%
Workday, Inc. "A" ......................................................... 2.6%
PayPal Holdings, Inc. ..................................................... 2.3%

                        o SECTOR ALLOCATION* - 1/31/19 o
                                (% of Net Assets)

                        [PIE CHART OS SECTOR ALLOCATION]

CONSUMER, NON-CYCLICAL                                                     35.0%
TECHNOLOGY                                                                 32.8%
COMMUNICATIONS                                                             21.9%
FINANCIAL                                                                   4.2%
INDUSTRIAL                                                                  3.5%
CONSUMER, CYCLICAL                                                          0.2%

                                 [END PIE CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

                                                        INVESTMENT OVERVIEW |  1

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             EQUITY SECURITIES (97.6%)

             COMMON STOCKS (97.4%)

             COMMUNICATIONS (21.7%)
             ----------------------
             INTERNET (21.2%)
   131,196   Alibaba Group Holding Ltd. ADR(a)                                 $   22,105
    38,778   Alphabet, Inc. "A"(a)                                                 43,660
    43,576   Amazon.com, Inc.(a)                                                   74,895
     7,204   Booking Holdings, Inc.(a)                                             13,204
    96,394   Expedia Group, Inc.                                                   11,495
   226,705   Facebook, Inc. "A"(a)                                                 37,789
   148,290   GoDaddy, Inc. "A"(a)                                                  10,177
    59,846   Netflix, Inc.(a)                                                      20,318
    57,959   Spotify Technology S.A.(a)                                             7,851
   463,512   Tencent Holdings Ltd.(b)                                              20,855
    70,357   VeriSign, Inc.(a)                                                     11,909
   204,813   Yandex N.V. "A"(a)                                                     6,878
                                                                               ----------
                                                                                  281,136
                                                                               ----------

             TELECOMMUNICATIONS (0.5%)
    59,208   Motorola Solutions, Inc.                                               6,922
                                                                               ----------
             Total Communications                                                 288,058
                                                                               ----------
             CONSUMER, CYCLICAL (0.2%)
             -------------------------
             HOME FURNISHINGS (0.2%)
    57,600   Roku, Inc.(a),(c)                                                      2,589
                                                                               ----------
             CONSUMER, NON-CYCLICAL (35.0%)
             ------------------------------
             AGRICULTURE (0.1%)
    52,586   Genus plc(b)                                                           1,535
                                                                               ----------
             BIOTECHNOLOGY (4.4%)
    70,318   Alder Biopharmaceuticals, Inc.(a)                                        990
    33,109   Alnylam Pharmaceuticals, Inc.(a)                                       2,766
    41,191   Arena Pharmaceuticals, Inc.(a)                                         1,893
    49,060   Assembly Biosciences, Inc.(a)                                          1,117
    49,223   Audentes Therapeutics, Inc.(a)                                         1,221
    13,694   Biogen, Inc.(a)                                                        4,571

================================================================================

2  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
    32,742   Bluebird Bio, Inc.(a)                                             $    4,369
    47,064   Calithera Biosciences, Inc.(a)                                           210
    37,037   Celgene Corp.(a)                                                       3,276
    86,333   CytomX Therapeutics, Inc.(a)                                           1,466
    71,665   Forty Seven, Inc.(a)                                                   1,053
    15,800   Genmab A/S(a),(b)                                                      2,294
   113,452   GlycoMimetics, Inc.(a)                                                 1,271
    28,959   Incyte Corp.(a)                                                        2,334
    99,470   Karyopharm Therapeutics, Inc.(a)                                         842
    14,791   Loxo Oncology, Inc.(a)                                                 3,470
    74,095   Medicines Co.(a),(c)                                                   1,712
    45,665   Neon Therapeutics, Inc.(a)                                               194
    62,758   Nightstar Therapeutics plc ADR(a)                                        855
    38,741   Radius Health, Inc.(a)                                                   708
   367,197   Rigel Pharmaceuticals, Inc.(a)                                           793
   123,966   Seattle Genetics, Inc.(a)                                              9,475
    26,785   Spark Therapeutics, Inc.(a)                                            1,281
   120,242   Syndax Pharmaceuticals, Inc.(a)                                          673
    23,203   Ultragenyx Pharmaceutical, Inc.(a)                                     1,144
    43,696   Vertex Pharmaceuticals, Inc.(a)                                        8,342
                                                                               ----------
                                                                                   58,320
                                                                               ----------
             COMMERCIAL SERVICES (12.3%)
   114,961   Equifax, Inc.                                                         12,303
   129,959   FleetCor Technologies, Inc.(a)                                        26,227
   331,321   Global Payments, Inc.                                                 37,201
    62,002   HMS Holdings Corp.(a)                                                  1,860
   344,966   PayPal Holdings, Inc.(a)                                              30,619
   223,516   Total System Services, Inc.                                           20,029
   204,803   TransUnion                                                            12,456
   143,198   WEX, Inc.(a)                                                          23,102
                                                                               ----------
                                                                                  163,797
                                                                               ----------
             HEALTHCARE PRODUCTS (6.2%)
   226,334   Abbott Laboratories                                                   16,518
    52,408   AtriCure, Inc.(a)                                                      1,622
    31,978   Baxter International, Inc.                                             2,318
     4,100   Bio-Techne Corp.                                                         715
   295,105   Boston Scientific Corp.(a)                                            11,258
    70,237   Danaher Corp.                                                          7,791
    34,460   Edwards Lifesciences Corp.(a)                                          5,873
    25,752   Globus Medical, Inc. "A"(a)                                            1,160
    14,802   Intersect ENT, Inc.(a)                                                   439
    38,964   Koninklijke Philips N.V.(b)                                            1,534

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  3

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
   137,534   Medtronic plc                                                     $   12,157
    21,027   NuVasive, Inc.(a)                                                      1,054
   102,166   Smith & Nephew plc(b)                                                  1,924
    19,540   Stryker Corp.                                                          3,470
     1,316   Tecan Group AG(b)                                                        266
    42,252   Thermo Fisher Scientific, Inc.                                        10,380
    32,631   Zimmer Biomet Holdings, Inc.                                           3,575
                                                                               ----------
                                                                                   82,054
                                                                               ----------
             HEALTHCARE-SERVICES (4.5%)
    84,990   Acadia Healthcare Co., Inc.(a)                                         2,325
    33,251   Anthem, Inc.                                                          10,075
   709,905   China Resources Medical Holdings Co. Ltd.(b)                             502
    10,826   Evolus, Inc.(a),(c)                                                      177
     1,831   Fresenius SE & Co. KGaA(b)                                                95
    60,417   HCA Healthcare, Inc.                                                   8,424
    10,574   Humana, Inc.                                                           3,267
    12,595   ICON plc(a)                                                            1,762
    11,824   Molina Healthcare, Inc.(a)                                             1,573
    41,804   NMC Health plc(b)                                                      1,414
    34,168   Syneos Health, Inc.(a)                                                 1,744
    26,312   Teladoc Health, Inc.(a),(c)                                            1,689
    80,826   UnitedHealth Group, Inc.                                              21,839
    17,954   WellCare Health Plans, Inc.(a)                                         4,964
                                                                               ----------
                                                                                   59,850
                                                                               ----------
             PHARMACEUTICALS (7.5%)
    28,212   Aimmune Therapeutics, Inc.(a)                                            663
   125,551   Alkermes plc(a)                                                        4,127
    60,698   Allergan plc                                                           8,739
    92,726   Amneal Pharmaceuticals, Inc.(a)                                        1,139
   207,157   AstraZeneca plc ADR                                                    7,578
   217,494   Bristol-Myers Squibb Co.                                              10,738
    26,420   Chugai Pharmaceutical Co. Ltd.(b)                                      1,558
    76,106   Clementia Pharmaceuticals, Inc.(a),(c)                                 1,034
   207,752   Coherus Biosciences, Inc.(a)                                           2,796
    43,000   Daiichi Sankyo Co. Ltd.(b)                                             1,489
    47,241   Dermira, Inc.(a)                                                         312
    56,250   Eisai Co. Ltd.(b)                                                      4,364
    15,860   Elanco Animal Health, Inc.(a),(c)                                        463
    90,944   Eli Lilly & Co.                                                       10,901
    77,731   G1 Therapeutics, Inc.(a)                                               1,663
    17,902   Galapagos N.V.(a)                                                      1,840

================================================================================

4  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
    56,134   Global Blood Therapeutics, Inc.(a),(c)                            $    2,689
    57,743   Heron Therapeutics, Inc.(a)                                            1,553
    14,234   Hikma Pharmaceuticals plc(b)                                             301
   158,230   Ironwood Pharmaceuticals, Inc.(a)                                      2,161
    16,905   Kala Pharmaceuticals, Inc.(a)                                             93
    42,794   Laboratorios Farmaceuticos Rovi S.A.(b)                                  906
    26,523   McKesson Corp.                                                         3,402
   198,587   MediWound Ltd.(a)                                                        965
   201,479   Momenta Pharmaceuticals, Inc.(a)                                       2,389
   107,347   Mylan N.V.(a)                                                          3,215
    43,048   MyoKardia, Inc.(a)                                                     1,781
    26,025   Novartis AG(b)                                                         2,271
    26,480   ObsEva S.A.(a)                                                           335
    81,570   Ono Pharmaceutical Co. Ltd.(b)                                         1,776
    92,614   PhaseBio Pharmaceuticals, Inc.(a)                                        306
   112,819   Portola Pharmaceuticals, Inc.(a),(c)                                   3,057
    66,200   Ra Pharmaceuticals, Inc.(a)                                            1,359
    76,757   Revance Therapeutics, Inc.(a)                                          1,326
   842,435   Sino Biopharmaceutical Ltd.(b)                                           726
    23,815   Takeda Pharmaceutical Co. Ltd.(b)                                        961
    49,654   Teva Pharmaceutical Industries Ltd. ADR(a)                               986
    21,235   Tricida, Inc.(a)                                                         466
    32,692   UCB S.A.(b)                                                            2,831
    50,135   UroGen Pharma Ltd.(a),(c)                                              2,077
   188,434   WuXi AppTec Co. Ltd. "H"(a),(d)                                        1,921
    21,903   Zealand Pharma A/S ADR(a),(c)                                            321
                                                                               ----------
                                                                                   99,578
                                                                               ----------
             Total Consumer, Non-cyclical                                         465,134
                                                                               ----------
             FINANCIAL (4.2%)
             ----------------
             DIVERSIFIED FINANCIAL SERVICES (4.2%)
   414,140   Visa, Inc. "A"                                                        55,913
                                                                               ----------
             INDUSTRIAL (3.5%)
             -----------------
             AEROSPACE/DEFENSE (1.5%)
   132,664   Harris Corp.                                                          20,322
                                                                               ----------
             ELECTRONICS (2.0%)
 2,013,872   Flex Ltd.(a)                                                          19,373
   116,819   Itron, Inc.(a)                                                         6,382
                                                                               ----------
                                                                                   25,755
                                                                               ----------
             Total Industrial                                                      46,077
                                                                               ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  5

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             TECHNOLOGY (32.8%)
             ------------------
             COMPUTERS (2.0%)
    54,895   Accenture plc "A"                                                 $    8,429
   614,345   Genpact Ltd.                                                          18,326
                                                                               ----------
                                                                                   26,755
                                                                               ----------
             OFFICE/BUSINESS EQUIPMENT (0.4%)
    34,001   Zebra Technologies Corp. "A"(a)                                        5,903
                                                                               ----------
             SEMICONDUCTORS (12.9%)
 1,915,059   Advanced Micro Devices, Inc.(a)                                       46,747
    23,400   FormFactor, Inc.(a)                                                      351
   228,830   KLA-Tencor Corp.                                                      24,386
 1,258,154   Marvell Technology Group Ltd.                                         23,314
   599,615   Micron Technology, Inc.(a)                                            22,917
 2,841,986   Taiwan Semiconductor Manufacturing Co. Ltd.(b)                        21,061
   248,336   Teradyne, Inc.                                                         8,938
    72,500   Tokyo Electron Ltd.(b)                                                10,428
   112,666   Xilinx, Inc.                                                          12,612
                                                                               ----------
                                                                                  170,754
                                                                               ----------
             SOFTWARE (17.5%)
    79,992   Adobe, Inc.(a)                                                        19,824
    58,743   Cerner Corp.(a)                                                        3,225
    76,400   Electronic Arts, Inc.(a)                                               7,047
   185,287   Guidewire Software, Inc.(a)                                           16,061
   532,961   Microsoft Corp.                                                       55,657
   746,800   Nexon Co. Ltd.(a),(b)                                                 11,417
   262,263   salesforce.com, Inc.(a)                                               39,856
   125,783   ServiceNow, Inc.(a)                                                   27,675
   137,625   Splunk, Inc.(a)                                                       17,181
   187,411   Workday, Inc. "A"(a)                                                  34,021
                                                                               ----------
                                                                                  231,964
                                                                               ----------
             Total Technology                                                     435,376
                                                                               ----------
             Total Common Stocks (cost: $942,333)                               1,293,147
                                                                               ----------

             PREFERRED STOCKS (0.2%)

             COMMUNICATIONS (0.2%)
             ---------------------
             INTERNET (0.2%)
    55,796   Uber Technologies, Inc.(a),(e),(f),(g) (cost: $866)                    2,424
                                                                               ----------
             Total Equity Securities (cost: $943,199)                           1,295,571
                                                                               ----------

================================================================================

6  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (1.8%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.8%)
23,821,829   State Street Institutional Treasury Money Market Fund Premier
               Class, 2.31%(h) (cost: $23,822)                                 $   23,822
                                                                               ----------

             SHORT-TERM INVESTMENTS PURCHASED WITH
             CASH COLLATERAL FROM SECURITIES LOANED (0.8%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.8%)
   805,609   Goldman Sachs Financial Square Government Fund
               Institutional Class, 2.34%(h)                                          805
 9,885,730   HSBC U.S. Government Money Market Fund Class I, 2.38%(h)               9,886
                                                                               ----------
             Total Short-Term Investments Purchased with Cash Collateral from
               Securities Loaned (cost: $10,691)                                   10,691
                                                                               ----------

             TOTAL INVESTMENTS (COST: $977,712)                                $1,330,084
                                                                               ==========

-----------------------------------------------------------------------------------------
($ IN 000s)                        VALUATION HIERARCHY
-----------------------------------------------------------------------------------------
ASSETS                              LEVEL 1         LEVEL 2         LEVEL 3         TOTAL
-----------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                  $1,202,639         $90,508          $    -    $1,293,147
  Preferred Stocks                        -               -           2,424         2,424
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds               23,822               -               -        23,822
Short-Term Investments
  Purchased with Cash Collateral
  from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds               10,691               -               -        10,691
-----------------------------------------------------------------------------------------
Total                            $1,237,152         $90,508          $2,424    $1,330,084
-----------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At January 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  7

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 12.0% of net assets at January 31, 2019.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) Securities with a value of $90,508,000, which represented 6.8% of the Fund's net assets, were classified as Level 2 at January 31, 2019, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (c) The security, or a portion thereof, was out on loan as of January 31, 2019.

================================================================================

8  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (e) Security was fair valued at January 31, 2019, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $2,424,000, which represented 0.2% of the Fund's net assets.

    (f) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (g) Security was classified as Level 3.

    (h) Rate represents the money market fund annualized seven-day yield at January 31, 2019.

See accompanying notes to financial statements.

================================================================================

                                          NOTES TO PORTFOLIO OF INVESTMENTS |  9

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (including securities on
       loan of $10,539) (cost of $977,712)                                     $1,330,084
  Receivables:
       Capital shares sold                                                            719
       Dividends and interest                                                         192
       Securities sold                                                             19,435
       Other                                                                            5
                                                                               ----------
             Total assets                                                       1,350,435
                                                                               ----------
LIABILITIES
  Payables:
       Upon return of securities loaned                                            10,691
       Securities purchased                                                        10,038
       Capital shares redeemed                                                        913
  Accrued management fees                                                             754
  Accrued transfer agent's fees                                                        60
  Other accrued expenses and payables                                                 180
                                                                               ----------
             Total liabilities                                                     22,636
                                                                               ----------
                 Net assets applicable to capital shares outstanding           $1,327,799
                                                                               ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                              $  972,416
  Distributable earnings                                                          355,383
                                                                               ----------
                 Net assets applicable to capital shares outstanding           $1,327,799
                                                                               ==========
  Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,229,600/50,237
          capital shares outstanding, no par value)                            $    24.48
                                                                               ==========
       Adviser Shares (net assets of $98,199/4,133
          capital shares outstanding, no par value)                            $    23.76
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

10  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $101)                    $  4,001
   Interest                                                                  234
   Securities lending (net)                                                   73
                                                                        --------
       Total income                                                        4,308
                                                                        --------
EXPENSES
   Management fees                                                         4,839
   Administration and servicing fees:
       Fund Shares                                                           941
       Adviser Shares                                                         79
   Transfer agent's fees:
       Fund Shares                                                           757
       Adviser Shares                                                         69
   Distribution and service fees (Note 7):
       Adviser Shares                                                        132
   Custody and accounting fees:
       Fund Shares                                                           123
       Adviser Shares                                                         11
   Postage:
       Fund Shares                                                            39
       Adviser Shares                                                          4
   Shareholder reporting fees:
       Fund Shares                                                            25
       Adviser Shares                                                          1
   Trustees' fees                                                             17
   Registration fees:
       Fund Shares                                                            16
       Adviser Shares                                                          5
   Professional fees                                                          50
   Other                                                                      13
                                                                        --------
           Total expenses                                                  7,121
                                                                        --------

================================================================================

                                                      FINANCIAL STATEMENTS |  11

================================================================================

   Expense paid indirectly:
       Fund Shares                                                      $     (1)
                                                                        --------
           Net expenses                                                    7,120
                                                                        --------
NET INVESTMENT LOSS                                                       (2,812)
                                                                        --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on:
       Investments                                                        55,103
       Foreign currency transactions                                          13
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                       (97,368)
       Foreign currency translations                                           7
                                                                        --------
           Net realized and unrealized loss                              (42,245)
                                                                        --------
   Decrease in net assets resulting from operations                     $(45,057)
                                                                        ========

See accompanying notes to financial statements.

================================================================================

12  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited), and year ended
July 31, 2018

----------------------------------------------------------------------------------------------

                                                                  1/31/2019          7/31/2018
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss                                           $   (2,812)        $   (4,529)
   Net realized gain on investments                                  55,103            166,058
   Net realized gain (loss) on foreign currency transactions             13                (54)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                   (97,368)            56,447
      Foreign currency translations                                       7                 (9)
                                                                 -----------------------------
      Increase (decrease) in net assets resulting
          from operations                                           (45,057)           217,913
                                                                 -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                     (162,096)           (93,868)
   Adviser Shares                                                   (13,848)            (9,146)
                                                                 -----------------------------
   Distributions to shareholders                                   (175,944)          (103,014)
                                                                 -----------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                      104,368             85,311
   Adviser Shares                                                     1,123             (9,718)
                                                                 -----------------------------
      Total net increase in net assets
         from capital share transactions                            105,491             75,593
                                                                 -----------------------------
      Capital contribution from USAA Transfer
         Agency Company                                                   -                  2
                                                                 -----------------------------
   Net increase (decrease) in net assets                           (115,510)           190,494

NET ASSETS
   Beginning of period                                            1,443,309          1,252,815
                                                                 -----------------------------
   End of period                                                 $1,327,799         $1,443,309
                                                                 =============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Science & Technology Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term capital appreciation.

The Fund consists of two classes of shares: Science & Technology Fund Shares (Fund Shares) and Science & Technology Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency

================================================================================

14  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed during the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Fund's Board of Trustees and of the Fund's shareholders at a special shareholder meeting to be held on April 18, 2019. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies. In connection with the Transaction, Victory proposes to add portfolio managers from one or more investment teams employed by Victory to serve as additional portfolio managers to manage all or a portion of the Fund according to each team's own investment process.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

        generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

================================================================================

16  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

    is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the six-month period ended January 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax

================================================================================

18  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

    recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. Effective September 30, 2018, the commission recapture program ended. For the six-month period ended January 31, 2019, brokerage commission recapture credits reduced the Fund Shares and Adviser Shares by $1,000 and less than $500 respectively.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an

================================================================================

20  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the six-month period ended January 31, 2019, the Fund paid CAPCO facility fees of $6,000, which represents 1.7% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2019.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2019, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

As of January 31, 2019, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements. The net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                           NET
                                     GROSS             GROSS            UNREALIZED
                                   UNREALIZED        UNREALIZED        APPRECIATION/
FUND                              APPRECIATION       DEPRECIATION     (DEPRECIATION)
------------------------------------------------------------------------------------
USAA Science & Technology Fund    $388,790,000      $(36,418,000)      $352,372,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2019, were $433,552,000 and $523,804,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower

================================================================================

22  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At January 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                   NON-CASH COLLATERAL               CASH COLLATERAL
--------------------------------------------------------------------------------
  $10,539,000                         $-                           $10,691,000

(6) CAPITAL SHARE TRANSACTIONS

At January 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                       SIX-MONTH PERIOD ENDED                YEAR ENDED
                                          JANUARY 31, 2019                  JULY 31, 2018
----------------------------------------------------------------------------------------------
                                       SHARES          AMOUNT          SHARES          AMOUNT
                                       -------------------------------------------------------
FUND SHARES:
Shares sold                             2,368        $  62,909          7,012        $ 196,505
Shares issued from
  reinvested dividends                  6,997          159,454          3,464           91,940
Shares redeemed                        (4,622)        (117,995)        (7,270)        (203,134)
                                       -------------------------------------------------------
Net increase from capital
  share transactions                    4,743        $ 104,368          3,206        $  85,311
                                       =======================================================
ADVISER SHARES:
Shares sold                               264        $   6,791            537        $  14,724
Shares issued from
  reinvested dividends                    609           13,484            344            8,928
Shares redeemed                          (784)         (19,152)        (1,220)         (33,370)
                                       -------------------------------------------------------
Net increase (decrease) from capital
  share transactions                       89        $   1,123           (339)       $  (9,718)
                                       =======================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Science & Technology Funds Index. The Lipper Science & Technology Funds Index tracks the total return performance of funds within the Lipper Science & Technology Funds category.

For the Fund Shares and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                                         ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                                      (IN BASIS POINTS)(1)
--------------------------------------------------------------------------------
+/- 100 to 400                                            +/- 4
+/- 401 to 700                                            +/- 5
+/- 701 and greater                                       +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

================================================================================

24  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Science & Technology Funds Index over that period, even if the class had overall negative returns during the performance period.

For the six-month period ended January 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $4,839,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $(234,000) and $(26,000), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were (0.04)% and (0.05)%, respectively.

SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Wellington Management Company LLP (Wellington Management), under which Wellington Management directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). This arrangement provides for monthly fees that are paid by the Manager.

The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.45% of the Fund's average daily net assets for the first $100 million in assets that Wellington Management manages, plus 0.35% of the Fund's average daily net assets for assets over $100 million that Wellington Management manages. For the six-month periodended January 31, 2019, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management, of $2,427,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. For the six-month period ended January 31, 2019, the Fund Shares

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $941,000 and $79,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2019, the Fund reimbursed the Manager $1,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through November 30, 2018, to limit the total annual operating expenses of the Adviser Shares to 1.35% of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. Effective December 1, 2018, the Manager terminated this agreement. For the six-month period ended January 31, 2019, the Adviser Shares did not incur any reimbursable expenses.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended January 31, 2019, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $757,000 and $69,000, respectively.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge.

================================================================================

26  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

For the six-month period ended January 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees of $132,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(10) RECENTLY ADOPTED ACCOUNTING STANDARDS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

28  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                          YEAR ENDED JULY 31,
                             --------------------------------------------------------------------------------
                                   2019          2018          2017          2016          2015          2014
                             --------------------------------------------------------------------------------
Net asset value at
  beginning of period        $    29.19    $    26.89    $    22.03      $  23.07      $  20.96      $  17.78
                             --------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)                  (.05)          .00(a)        .05          (.01)          .27          (.09)(b)
  Net realized and
    unrealized gain (loss)        (1.02)         4.50          5.68           .37          4.35          4.86(b)
                             --------------------------------------------------------------------------------
Total from investment
  operations                      (1.07)         4.50          5.73           .36          4.62          4.77(b)
                             --------------------------------------------------------------------------------
Less distributions from:
  Net investment income               -             -             -             -          (.31)         (.40)
  Realized capital gains          (3.64)        (2.20)         (.87)        (1.40)        (2.20)        (1.19)
                             --------------------------------------------------------------------------------
Total distributions               (3.64)        (2.20)         (.87)        (1.40)        (2.51)        (1.59)
                             --------------------------------------------------------------------------------
Net asset value at
  end of period              $    24.48    $    29.19    $    26.89      $  22.03      $  23.07      $  20.96
                             ================================================================================
Total return (%)*                 (2.75)        17.55         27.05          1.74         23.45         27.94
Net assets at end
  of period (000)            $1,229,600    $1,328,080    $1,137,256      $901,629      $853,755      $589,615
Ratios to average
  daily net assets:**
  Expenses (%)(c),(d)              1.03(e)       1.04          1.14          1.17          1.18          1.24
  Net investment
    income (loss) (%)              (.39)(e)      (.31)         (.28)         (.24)          .52          (.44)
Portfolio turnover (%)               32            56            75            83            73            91

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $1,242,435,000.
(a) Represents less than $0.01 per share.
(b) Calculated using average shares.
(c) Does not include acquired fund fees, if any.
(d) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  29

================================================================================

ADVISER SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                        YEAR ENDED JULY 31,
                               ------------------------------------------------------------------------------
                                   2019          2018          2017          2016          2015          2014
                               ------------------------------------------------------------------------------
Net asset value at
  beginning of period          $  28.49      $  26.36      $  21.67      $  22.77      $  20.78       $ 17.64
                               ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)                  (.08)         (.08)         (.02)         (.07)          .13(a)       (.12)(a)
  Net realized and
    unrealized gain (loss)        (1.01)         4.41          5.58           .37          4.39(a)       4.82(a)
                               ------------------------------------------------------------------------------
Total from investment
  operations                      (1.09)         4.33          5.56           .30          4.52(a)       4.70(a)
                               ------------------------------------------------------------------------------
Less distributions from:
  Net investment income               -             -             -             -          (.33)         (.37)
  Realized capital gains          (3.64)        (2.20)         (.87)        (1.40)        (2.20)        (1.19)
                               ------------------------------------------------------------------------------
Total distributions               (3.64)        (2.20)         (.87)        (1.40)        (2.53)        (1.56)
                               ------------------------------------------------------------------------------
Net asset value
  at end of period             $  23.76      $  28.49      $  26.36      $  21.67      $  22.77       $ 20.78
                               ==============================================================================
Total return (%)*                 (2.89)        17.24         26.71          1.48         23.18         27.73
Net assets at end of
  period (000)                 $ 98,199      $115,229      $115,559      $122,430      $122,019       $17,901
Ratios to average
  daily net assets:**
  Expenses (%)(b),(c)              1.29(d)       1.31(e)       1.41(f)       1.42          1.42          1.41(g)
  Expenses, excluding
    reimbursements (%)(b),(c)      1.29(d)       1.31          1.42          1.42          1.42          1.41
  Net investment
    income (loss) (%)              (.65)(d)      (.57)         (.55)         (.50)          .59          (.61)
Portfolio turnover (%)               32            56            75            83            73            91

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $104,637,000.
(a) Calculated using average shares.
(b) Does not include acquired fund fees, if any.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Prior to December 1, 2017, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.35% of the Adviser Shares' average daily net assets.
(f) Prior to December 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.40% of the Adviser Shares' average daily net assets.
(g) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.65% of the Adviser Shares' average daily net assets.

================================================================================

30  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2018, through January 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  31

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                             BEGINNING              ENDING               DURING PERIOD*
                                           ACCOUNT VALUE         ACCOUNT VALUE          AUGUST 1, 2018 -
                                           AUGUST 1, 2018       JANUARY 31, 2019        JANUARY 31, 2019
--------------------------------------------------------------------------------------------------------
FUND SHARES
Actual                                        $1,000.00            $  972.50                  $5.12

Hypothetical
  (5% return before expenses)                  1,000.00             1,020.01                   5.24

ADVISER SHARES
Actual                                         1,000.00               971.10                   6.41

Hypothetical
  (5% return before expenses)                  1,000.00             1,018.70                   6.56

*Expenses are equal to the annualized expense ratio of 1.03% for Fund Shares and 1.29% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (2.75)% for Fund Shares and (2.89)% for Adviser Shares for the six-month period of August 1, 2018, through January 31, 2019.

================================================================================

32  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

ADVISORY AGREEMENT(S)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

                                                     ADVISORY AGREEMENT(S) |  33

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

34  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  35

================================================================================

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

36  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o   With the exception of the USAA S&P 500 Index Fund, USAA Extended
        Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short- Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  37

================================================================================

        businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

================================================================================

38  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  39

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

================================================================================

40  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

================================================================================

42  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset

================================================================================

44  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser.

================================================================================

46  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

At the 2018 15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
    >>  Secure
    >>  Saves Time
    >>  Good for the Environment

Sign up today for online document delivery at USAA.COM/UDO

[LOGO OF USAA]
     USAA      We know what it means to serve.(R)

================================================================================
31704-0319                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                                    [GRAPHIC OF USAA VALUE FUND]

================================================================================

         SEMIANNUAL REPORT
         USAA VALUE FUND
         FUND SHARES (UVALX) o INSTITUTIONAL SHARES (UIVAX)
         o ADVISER SHARES (UAVAX)
         JANUARY 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

INVESTMENT OVERVIEW                                                            1

FINANCIAL INFORMATION

    Portfolio of Investments                                                   2

    Notes to Portfolio of Investments                                          9

    Financial Statements                                                      11

    Notes to Financial Statements                                             15

    Financial Highlights                                                      30

EXPENSE EXAMPLE                                                               33

ADVISORY AGREEMENT(S)                                                         35

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

                         o TOP 10 HOLDINGS* - 1/31/19 o
                               (% of Net Assets)

Anthem, Inc. .............................................................. 2.8%
Medtronic plc ............................................................. 2.2%
Johnson Controls International plc ........................................ 2.1%
Pfizer, Inc. .............................................................. 2.1%
Oracle Corp. .............................................................. 2.0%
Wells Fargo & Co. ......................................................... 1.9%
J.P. Morgan Chase & Co. ................................................... 1.7%
BP plc ADR ................................................................ 1.7%
ConocoPhillips ............................................................ 1.7%
Dollar General Corp. ...................................................... 1.7%

                        o SECTOR ALLOCATION* - 1/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIAL                                                                  21.5%
CONSUMER, NON-CYCLICAL                                                     18.7%
INDUSTRIAL                                                                 14.7%
ENERGY                                                                     11.6%
TECHNOLOGY                                                                 11.4%
CONSUMER, CYCLICAL                                                         11.3%
BASIC MATERIALS                                                             5.3%
UTILITIES                                                                   3.0%
COMMUNICATIONS                                                              1.9%

                                   [END CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

                                                        INVESTMENT OVERVIEW |  1

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (99.4%)

              COMMON STOCKS (99.4%)

              BASIC MATERIALS (5.3%)
              ----------------------
              CHEMICALS (4.3%)
    112,769   Air Products & Chemicals, Inc.                                                  $   18,538
    246,510   DowDuPont, Inc.                                                                     13,265
    113,476   Linde plc                                                                           18,498
    144,656   PolyOne Corp.                                                                        4,682
                                                                                              ----------
                                                                                                  54,983
                                                                                              ----------
              IRON/STEEL (0.7%)
    324,199   Allegheny Technologies, Inc.(a)                                                      8,880
                                                                                              ----------
              MINING (0.3%)
    542,408   Ferroglobe plc                                                                       1,242
     65,069   Materion Corp.                                                                       3,054
                                                                                              ----------
                                                                                                   4,296
                                                                                              ----------
              Total Basic Materials                                                               68,159
                                                                                              ----------
              COMMUNICATIONS (1.9%)
              ---------------------
              MEDIA (1.5%)
    525,833   Comcast Corp. "A"                                                                   19,230
                                                                                              ----------
              TELECOMMUNICATIONS (0.4%)
    132,115   Ciena Corp.(a)                                                                       5,032
                                                                                              ----------
              Total Communications                                                                24,262
                                                                                              ----------
              CONSUMER, CYCLICAL (11.3%)
              --------------------------
              AUTO PARTS & EQUIPMENT (0.6%)
    533,396   American Axle & Manufacturing Holdings, Inc.(a)                                      7,884
                                                                                              ----------
              FOOD SERVICE (0.9%)
    339,297   Aramark                                                                             11,180
                                                                                              ----------
              HOME BUILDERS (0.8%)
    217,344   Lennar Corp. "A"                                                                    10,306
                                                                                              ----------
              HOME FURNISHINGS (0.6%)
     53,384   Whirlpool Corp.                                                                      7,101
                                                                                              ----------

================================================================================

2  | USAA VALUE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              LEISURE TIME (2.8%)
    334,092   Norwegian Cruise Line Holdings Ltd.(a)                                          $   17,183
    159,836   Royal Caribbean Cruises Ltd.                                                        19,188
                                                                                              ----------
                                                                                                  36,371
                                                                                              ----------
              LODGING (0.9%)
    383,341   MGM Resorts International                                                           11,285
                                                                                              ----------
              RETAIL (4.2%)
    101,397   Advance Auto Parts, Inc.                                                            16,142
    183,834   Dollar General Corp.                                                                21,220
    175,185   Lowe's Companies, Inc.                                                              16,846
                                                                                              ----------
                                                                                                  54,208
                                                                                              ----------
              STORAGE/WAREHOUSING (0.5%)
    153,722   Mobile Mini, Inc.                                                                    5,809
                                                                                              ----------
              Total Consumer, Cyclical                                                           144,144
                                                                                              ----------
              CONSUMER, NON-CYCLICAL (18.7%)
              ------------------------------
              AGRICULTURE (1.0%)
     93,915   Altria Group, Inc.                                                                   4,635
    112,190   Philip Morris International, Inc.                                                    8,607
                                                                                              ----------
                                                                                                  13,242
                                                                                              ----------
              BEVERAGES (1.3%)
    341,208   Coca-Cola European Partners plc                                                     16,235
                                                                                              ----------
              COMMERCIAL SERVICES (2.0%)
     38,007   AMERCO                                                                              13,783
    452,284   Nielsen Holdings plc                                                                11,615
                                                                                              ----------
                                                                                                  25,398
                                                                                              ----------
              FOOD (0.7%)
    316,274   Darling Ingredients, Inc.(a)                                                         6,727
    633,406   SunOpta, Inc.(a)                                                                     2,635
                                                                                              ----------
                                                                                                   9,362
                                                                                              ----------
              HEALTHCARE PRODUCTS (2.2%)
    222,246   Invacare Corp.                                                                       1,142
    309,268   Medtronic plc                                                                       27,336
                                                                                              ----------
                                                                                                  28,478
                                                                                              ----------
              HEALTHCARE-SERVICES (4.4%)
    118,947   Anthem, Inc.                                                                        36,041
     76,568   Encompass Health Corp.                                                               5,118
     52,409   UnitedHealth Group, Inc.                                                            14,161
                                                                                              ----------
                                                                                                  55,320
                                                                                              ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  3

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              PHARMACEUTICALS (7.1%)
     82,378   Cigna Corp.                                                                     $   16,460
    267,112   CVS Health Corp.                                                                    17,509
    142,594   Merck & Co., Inc.                                                                   10,613
    634,119   Pfizer, Inc.                                                                        26,918
    267,585   Sanofi ADR                                                                          11,627
    366,286   Teva Pharmaceutical Industries Ltd. ADR(a)                                           7,271
                                                                                              ----------
                                                                                                  90,398
                                                                                              ----------
              Total Consumer, Non-cyclical                                                       238,433
                                                                                              ----------
              ENERGY (11.6%)
              --------------
              OIL & GAS (11.6%)
   519,839    BP plc ADR                                                                          21,376
   540,360    Callon Petroleum Co.(a)                                                              4,399
   152,464    Chevron Corp.                                                                       17,480
   315,532    ConocoPhillips                                                                      21,358
   322,009    Hess Corp.                                                                          17,388
 1,604,276    Kosmos Energy Ltd.(a)                                                                8,230
   489,463    Parsley Energy, Inc. "A"(a)                                                          9,094
   213,376    Phillips 66                                                                         20,358
   168,542    Valero Energy Corp.                                                                 14,801
   522,352    Vermilion Energy, Inc.                                                              12,824
                                                                                              ----------
              Total Energy                                                                       147,308
                                                                                              ----------
              FINANCIAL (21.5%)
              -----------------
              BANKS (9.8%)
    368,252   Bank of New York Mellon Corp.                                                       19,267
    200,660   Cadence BanCorp                                                                      3,762
    214,645   J.P. Morgan Chase & Co.                                                             22,216
    612,900   KeyCorp                                                                             10,094
     83,661   Prosperity Bancshares, Inc.                                                          5,952
    224,125   State Street Corp.                                                                  15,890
    115,447   Texas Capital Bancshares, Inc.(a)                                                    6,727
    235,831   U.S. Bancorp.                                                                       12,065
     79,032   UMB Financial Corp.                                                                  5,087
    492,632   Wells Fargo & Co.                                                                   24,095
                                                                                              ----------
                                                                                                 125,155
                                                                                              ----------
              DIVERSIFIED FINANCIAL SERVICES (4.9%)
    194,603   American Express Co.                                                                19,986
    213,571   E*TRADE Financial Corp.                                                              9,965
    618,624   Jefferies Financial Group, Inc.                                                     12,873
    490,862   Navient Corp.                                                                        5,596

================================================================================

4  | USAA VALUE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    127,584   PRA Group, Inc.(a)                                                              $    3,765
    966,443   SLM Corp.(a)                                                                        10,351
                                                                                              ----------
                                                                                                  62,536
                                                                                              ----------
              INSURANCE (3.5%)
    265,374   American International Group, Inc.                                                  11,472
    176,000   Fidelity National Financial, Inc.                                                    6,364
    535,355   MGIC Investment Corp.(a)                                                             6,681
    117,885   Willis Towers Watson plc                                                            19,191
                                                                                              ----------
                                                                                                  43,708
                                                                                              ----------
              REITS (2.3%)
    275,395   Liberty Property Trust                                                              12,982
    529,189   MGM Growth Properties, LLC "A"                                                      16,405
                                                                                              ----------
                                                                                                  29,387
                                                                                              ----------
              SAVINGS & LOANS (1.0%)
  1,096,877   New York Community Bancorp, Inc.                                                    12,746
                                                                                              ----------
              Total Financial                                                                    273,532
                                                                                              ----------
              INDUSTRIAL (14.7%)
              ------------------
              AEROSPACE/DEFENSE (2.8%)
     67,255   Barnes Group, Inc.                                                                   3,973
    144,531   Spirit AeroSystems Holdings, Inc. "A"                                               12,054
    168,388   United Technologies Corp.                                                           19,882
                                                                                              ----------
                                                                                                  35,909
                                                                                              ----------
              BUILDING MATERIALS (4.0%)
    146,200   Gibraltar Industries, Inc.(a)                                                        5,212
    809,211   Johnson Controls International plc                                                  27,327
    221,679   Owens Corning                                                                       11,614
    108,659   Simpson Manufacturing Co., Inc.                                                      6,669
                                                                                              ----------
                                                                                                  50,822
                                                                                              ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
     80,039   Encore Wire Corp.                                                                    4,314
                                                                                              ----------
              ELECTRONICS (1.3%)
     95,138   FARO Technologies, Inc.(a)                                                           4,045
    177,778   II-VI, Inc.(a)                                                                       6,749
     77,846   Park Electrochemical Corp.                                                           1,773
    220,526   Vishay Intertechnology, Inc.                                                         4,300
                                                                                              ----------
                                                                                                  16,867
                                                                                              ----------
              ENGINEERING & CONSTRUCTION (0.3%)
    201,245   Primoris Services Corp.                                                              4,015
                                                                                              ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  5

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HAND/MACHINE TOOLS (1.4%)
    137,886   Stanley Black & Decker, Inc.                                                    $   17,434
                                                                                              ----------
              MACHINERY-CONSTRUCTION & MINING (0.5%)
    190,921   Terex Corp.                                                                          5,863
                                                                                              ----------
              MACHINERY-DIVERSIFIED (0.9%)
    161,938   Wabtec Corp.(b)                                                                     11,200
                                                                                              ----------
              MISCELLANEOUS MANUFACTURERS (2.7%)
    234,601   Actuant Corp. "A"                                                                    5,370
    180,519   Colfax Corp.(a)                                                                      4,468
    252,032   Federal Signal Corp.                                                                 5,540
  1,891,376   General Electric Co.                                                                19,216
                                                                                              ----------
                                                                                                  34,594
                                                                                              ----------
              TRANSPORTATION (0.5%)
    264,066   Air Transport Services Group, Inc.(a)                                                6,272
                                                                                              ----------
              Total Industrial                                                                   187,290
                                                                                              ----------
              TECHNOLOGY (11.4%)
              ------------------
              COMPUTERS (1.0%)
    590,093   Hewlett Packard Enterprise Co.                                                       9,199
     78,883   MTS Systems Corp.                                                                    3,949
                                                                                              ----------
                                                                                                  13,148
                                                                                              ----------
              SEMICONDUCTORS (7.0%)
     68,809   Broadcom, Inc.                                                                      18,458
    242,778   Brooks Automation, Inc.                                                              7,558
    222,104   Cohu, Inc.                                                                           3,896
    204,723   Diodes, Inc.(a)                                                                      6,885
    579,675   Marvell Technology Group Ltd.                                                       10,741
    123,784   Microchip Technology, Inc.(b)                                                        9,948
    344,069   Photronics, Inc.(a)                                                                  3,678
    229,724   QUALCOMM, Inc.                                                                      11,376
    164,329   Texas Instruments, Inc.                                                             16,545
                                                                                              ----------
                                                                                                  89,085
                                                                                              ----------
              SOFTWARE (3.4%)
    167,215   Microsoft Corp.                                                                     17,462
    511,055   Oracle Corp.                                                                        25,671
                                                                                              ----------
                                                                                                  43,133
                                                                                              ----------
              Total Technology                                                                   145,366
                                                                                              ----------

================================================================================

6  | USAA VALUE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              UTILITIES (3.0%)
              ----------------
              ELECTRIC (3.0%)
    254,983   Dominion Energy, Inc.                                                           $   17,910
    413,096   Exelon Corp.                                                                        19,729
                                                                                              ----------
              Total Utilities                                                                     37,639
                                                                                              ----------
              Total Common Stocks (cost: $1,030,934)                                           1,266,133
                                                                                              ----------

              RIGHTS (0.0%)

              BASIC MATERIALS (0.0%)
              ----------------------
              MINING (0.0%)
    545,600   Ferroglobe Representation & Warranty Insurance Trust(a),(c),(d),(e) (cost: $0)           -
                                                                                              ----------
              Total Equity Securities (cost: $1,030,934)                                       1,266,133
                                                                                              ----------

              MONEY MARKET INSTRUMENTS (0.7%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.7%)
  8,994,526   State Street Institutional Treasury Money Market Fund Premier Class, 2.31%(f)
                (cost: $8,995)                                                                     8,995
                                                                                              ----------

              SHORT-TERM INVESTMENT PURCHASED WITH
              CASH COLLATERAL FROM SECURITIES LOANED (0.6%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.6%)
  8,135,330   HSBC U.S. Government Money Market Fund Class I, 2.38%(f)                             8,135
                                                                                              ----------
              Total Short-Term Investment Purchased with Cash Collateral
                from Securities Loaned (cost: $8,135)                                              8,135
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $1,048,064)                                            $1,283,263
                                                                                              ==========

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  7

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                   VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                              $1,266,133               $-               $-     $1,266,133
  Rights                                              -                -                -              -

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                            8,995                -                -          8,995

Short-Term Investment Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                            8,135                -                -          8,135
--------------------------------------------------------------------------------------------------------
Total                                        $1,283,263               $-               $-     $1,283,263
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At January 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

8  | USAA VALUE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 8.6% of net assets at January 31, 2019.

o   CATEGORIES AND DEFINITIONS

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REITS Real estate investment trusts - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

================================================================================

                                          NOTES TO PORTFOLIO OF INVESTMENTS |  9

================================================================================

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) The security, or a portion thereof, was out on loan as of January 31, 2019.

    (c) Security was fair valued at January 31, 2019, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees.

    (d) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (e) Security was classified as Level 3.

    (f) Rate represents the money market fund annualized seven-day yield at January 31, 2019.

See accompanying notes to financial statements.

================================================================================

10  | USAA VALUE FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities on
      loan of $8,011) (cost of $1,048,064)                                                    $1,283,263
   Receivables:
      Capital shares sold                                                                            414
      Dividends and interest                                                                       1,273
      Securities sold                                                                              2,686
      Other                                                                                            2
                                                                                              ----------
         Total assets                                                                          1,287,638
                                                                                              ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                             8,135
      Securities purchased                                                                            75
   Capital shares redeemed:
      Affiliated transactions (Note 8)                                                             3,590
      Unaffiliated transactions                                                                      789
   Accrued management fees                                                                           679
   Accrued transfer agent's fees                                                                      42
   Other accrued expenses and payables                                                               138
                                                                                              ----------
         Total liabilities                                                                        13,448
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $1,274,190
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $1,000,553
   Distributable earnings                                                                        273,637
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $1,274,190
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $919,516/50,456 capital
         shares outstanding, no par value)                                                    $    18.22
                                                                                              ==========
      Institutional Shares (net assets of $346,520/19,015 capital
         shares outstanding, no par value)                                                    $    18.22
                                                                                              ==========
      Adviser Shares (net assets of $8,154/449 capital
         shares outstanding, no par value)                                                    $    18.17
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  11

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $87)                                           $   16,167
   Interest                                                                                          164
   Securities lending (net)                                                                            8
                                                                                              ----------
         Total income                                                                             16,339
                                                                                              ----------
EXPENSES
   Management fees                                                                                 4,759
   Administration and servicing fees:
      Fund Shares                                                                                    719
      Institutional Shares                                                                           248
      Adviser Shares                                                                                   7
   Transfer agent's fees:
      Fund Shares                                                                                    597
      Institutional Shares                                                                           248
   Distribution and service fees (Note 7):
      Adviser Shares                                                                                  11
   Custody and accounting fees:
      Fund Shares                                                                                     52
      Institutional Shares                                                                            38
      Adviser Shares                                                                                   1
   Postage:
      Fund Shares                                                                                     30
   Shareholder reporting fees:
      Fund Shares                                                                                     21
   Trustees' fees                                                                                     17
   Registration fees:
      Fund Shares                                                                                     20
      Institutional Shares                                                                            13
      Adviser Shares                                                                                   9

================================================================================

12  | USAA VALUE FUND

================================================================================

   Professional fees                                                                          $       52
   Other                                                                                              15
                                                                                              ----------
            Total expenses                                                                         6,857
                                                                                              ----------
NET INVESTMENT INCOME                                                                              9,482
                                                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                                              92,886
   Change in net unrealized appreciation/(depreciation)                                         (197,551)
                                                                                              ----------
            Net realized and unrealized loss                                                    (104,665)
                                                                                              ----------
   Decrease in net assets resulting from operations                                           $  (95,183)
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2019 (unaudited), and year ended
July 31, 2018

--------------------------------------------------------------------------------------------------------

                                                                           1/31/2019           7/31/2018
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $    9,482          $   18,162
   Net realized gain on investments                                           92,886             104,388
   Net realized loss on foreign currency transactions                              -                  (2)
   Change in net unrealized appreciation/(depreciation)
      of investments                                                        (197,551)             25,409
                                                                          ------------------------------
      Increase (decrease) in net assets resulting from
         operations                                                          (95,183)            147,957
                                                                          ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                              (109,577)            (69,470)
   Institutional Shares                                                      (48,387)            (44,214)
   Adviser Shares                                                             (1,039)               (688)
                                                                          ------------------------------
      Distributions to shareholders                                         (159,003)           (114,372)
                                                                          ------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                80,649              50,610
   Institutional Shares                                                     (210,091)             35,983
   Adviser Shares                                                                 18                 (18)
                                                                          ------------------------------
      Total net increase (decrease) in net assets from capital
            share transactions                                              (129,424)             86,575
                                                                          ------------------------------
   Net increase (decrease) in net assets                                    (383,610)            120,160

NET ASSETS
   Beginning of period                                                     1,657,800           1,537,640
                                                                          ------------------------------
   End of period                                                          $1,274,190          $1,657,800
                                                                          ==============================

See accompanying notes to financial statements.

================================================================================

14  | USAA VALUE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Value Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of three classes of shares: Value Fund Shares (Fund Shares), Value Fund Institutional Shares (Institutional Shares), and Value Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed during the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Fund's Board of Trustees and of the Fund's shareholders at a special shareholder meeting to be held on April 18, 2019. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies. In connection with the Transaction, Victory proposes to add portfolio managers from one or more investment teams employed by Victory to serve as additional portfolio managers to manage all or a portion of the Fund according to each team's own investment process.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

================================================================================

16  | USAA VALUE FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

        accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities,

================================================================================

18  | USAA VALUE FUND

================================================================================

        evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

    For the six-month period ended January 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received.

================================================================================

20  | USAA VALUE FUND

================================================================================

    At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. Effective September 30, 2018, the commission recapture program ended. For the six-month period ended January 31, 2019, the Fund did not receive any brokerage commission recapture credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the six-month period ended January 31, 2019, the Fund paid CAPCO facility fees of $6,000, which represents 1.8% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2019.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2019, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2018, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of January 31, 2019, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements. The net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                NET
                                     GROSS               GROSS              UNREALIZED
                                   UNREALIZED          UNREALIZED          APPRECIATION/
FUND                              APPRECIATION        DEPRECIATION        (DEPRECIATION)
----------------------------------------------------------------------------------------
USAA Value Fund                   $319,566,000        $(84,367,000)        $235,199,000

================================================================================

22  | USAA VALUE FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2019, were $213,084,000 and $452,149,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At January 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES              NON-CASH COLLATERAL                 CASH COLLATERAL
     ON LOAN                          RECEIVED                          RECEIVED
------------------------------------------------------------------------------------
   $8,011,000                            $-                            $8,135,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

(6) CAPITAL SHARE TRANSACTIONS

At January 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                 SIX-MONTH
                                                PERIOD ENDED                   YEAR ENDED
                                              JANUARY 31, 2019                JULY 31, 2018
-------------------------------------------------------------------------------------------------
                                           SHARES          AMOUNT          SHARES          AMOUNT
                                          -------------------------------------------------------
FUND SHARES:
Shares sold                                 2,164       $  44,109           5,478       $ 119,297
Shares issued from reinvested
  dividends                                 6,172         108,344           3,176          68,754
Shares redeemed                            (3,659)        (71,804)         (6,340)       (137,441)
                                          -------------------------------------------------------
Net increase from capital
  share transactions                        4,677       $  80,649           2,314       $  50,610
                                          =======================================================
INSTITUTIONAL SHARES:
Shares sold                                 1,204       $  23,327           2,751       $  59,818
Shares issued from reinvested
  dividends                                 2,756          48,382           2,043          44,214
Shares redeemed                           (14,045)       (281,800)         (3,148)        (68,049)
                                          -------------------------------------------------------
Net increase (decrease) from capital
  share transactions                      (10,085)      $(210,091)          1,646       $  35,983
                                          =======================================================
ADVISER SHARES:
Shares sold                                     1       $      22               1       $      30
Shares issued from reinvested
  dividends                                     1              14               1              11
Shares redeemed                                (1)            (18)             (3)            (59)
                                          -------------------------------------------------------
Net increase (decrease) from
  capital share transactions                    1       $      18              (1)      $     (18)
                                          =======================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the

================================================================================

24  | USAA VALUE FUND

================================================================================

Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Multi-Cap Value Funds Index. The Lipper Multi-Cap Value Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Value Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                          ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                       (IN BASIS POINTS)(1)
    -----------------------------------------------------------------
    +/- 100 to 400                             +/- 4
    +/- 401 to 700                             +/- 5
    +/- 701 and greater                        +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Multi-Cap Value Funds Index. The Lipper Multi-Cap Value Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Value Funds category.

For the six-month period ended January 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $4,759,000. The Fund Shares, Institutional Shares, and Adviser Shares did not incur any performance adjustment.

SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS), under which BHMS directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). This arrangement provides for monthly fees that are paid by the Manager.

The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate average daily net assets that BHMS manages in the USAA Value Fund and the USAA Growth & Income Fund combined, in the annual amount of 0.75% on the first $15 million in assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the six-month period ended January 31, 2019, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to BHMS, of $1,558,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares and Adviser Shares, and 0.10% of average daily net assets of the Institutional Shares. For the six-month period ended January 31, 2019, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $719,000, $248,000, and $7,000, respectively.

================================================================================

26  | USAA VALUE FUND

================================================================================

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2019, the Fund reimbursed the Manager $1,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through November 30, 2018, to limit the total annual operating expenses of the Adviser Shares to 1.30% of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. Effective December 1, 2018, the Manager terminated this agreement. For the six-month period ended January 31, 2019, the Adviser Shares did not incur any reimbursable expenses.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average daily net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2019, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $597,000, $248,000, and less than $500, respectively.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

For the six-month period ended January 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees of $11,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 16 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at usaa.com. As of January 31, 2019, the Fund recorded a payable for capital shares redeemed of $3,590,000 for the USAA fund-of-funds purchases and redemptions of Institutional Shares. As of January 31, 2019, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
Cornerstone Conservative                                                0.1

Cornerstone Equity                                                      0.7

Target Retirement Income                                                0.3

Target Retirement 2020                                                  0.9

Target Retirement 2030                                                  3.0

Target Retirement 2040                                                  4.1

Target Retirement 2050                                                  2.4

Target Retirement 2060                                                  0.3

The Manager is indirectly wholly owned by USAA a large, diversified financial services institution. At January 31, 2019, USAA and its affiliates owned 441,000 Adviser Shares, which represents 98.1% of the Adviser Shares outstanding and 0.6% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

28  | USAA VALUE FUND

================================================================================

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(10) RECENTLY ADOPTED ACCOUNTING STANDARDS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                       SIX-MONTH
                                     PERIOD ENDED
                                       JANUARY 31,                           YEAR ENDED JULY 31,
                                     -----------------------------------------------------------------------------------
                                         2019           2018           2017           2016           2015           2014
                                     -----------------------------------------------------------------------------------
Net asset value at
  beginning of period                $  22.01     $    21.55       $  19.41       $  20.50       $  20.00       $  18.37
                                     -----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .11            .21            .27            .23            .20            .27
  Net realized and
    unrealized gain (loss)              (1.50)          1.84           2.74           (.31)          1.28           2.11
                                     -----------------------------------------------------------------------------------
Total from investment
  operations                            (1.39)          2.05           3.01           (.08)          1.48           2.38
                                     -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.24)          (.21)          (.29)          (.23)          (.25)          (.20)
  Realized capital gains                (2.16)         (1.38)          (.58)          (.78)          (.73)          (.55)
                                     -----------------------------------------------------------------------------------
Total distributions                     (2.40)         (1.59)          (.87)         (1.01)          (.98)          (.75)
                                     -----------------------------------------------------------------------------------
Net asset value at
  end of period                      $  18.22     $    22.01       $  21.55       $  19.41       $  20.50       $  20.00
                                     ===================================================================================
Total return (%)*                       (5.80)          9.69          15.72           (.14)          7.47          13.21
Net assets at end
  of period (000)                    $919,516     $1,007,712       $936,630       $807,052       $960,925       $844,121
Ratios to average
  daily net assets:**
  Expenses (%)(a)                         .96(b)         .99           1.08(c)        1.11(c)        1.09           1.11(c),(d)
  Expenses, excluding
    reimbursements (%)(a)                 .96(b)         .99           1.08(c)        1.11(c)        1.09           1.11(c)
  Net investment
    income (%)                           1.28(b)        1.10           1.37           1.28           1.06           1.55
Portfolio turnover (%)                     15             29             27             20             30             20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $949,667,000.
(a) Does not include acquired fund fees, if any.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(d) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.15% of the Fund Shares' average daily net assets.

================================================================================

30  | USAA VALUE FUND

================================================================================

INSTITUTIONAL SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                       SIX-MONTH
                                     PERIOD ENDED
                                       JANUARY 31,                           YEAR ENDED JULY 31,
                                     -----------------------------------------------------------------------------------
                                         2019           2018           2017           2016           2015           2014
                                     -----------------------------------------------------------------------------------
Net asset value at
  beginning of period                $  22.00       $  21.54       $  19.40       $  20.49       $  20.00       $  18.36
                                     -----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .17            .23            .30            .25            .26(a)         .29
  Net realized and
    unrealized gain (loss)              (1.55)          1.84           2.73           (.31)          1.24(a)        2.11
                                     -----------------------------------------------------------------------------------
Total from investment
  operations                            (1.38)          2.07           3.03           (.06)          1.50(a)        2.40
                                     -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.24)          (.23)          (.31)          (.25)          (.28)          (.21)
  Realized capital gains                (2.16)         (1.38)          (.58)          (.78)          (.73)          (.55)
                                     -----------------------------------------------------------------------------------
Total distributions                     (2.40)         (1.61)          (.89)         (1.03)         (1.01)          (.76)
                                     -----------------------------------------------------------------------------------
Net asset value at
  end of period                      $  18.22       $  22.00       $  21.54       $  19.40       $  20.49       $  20.00
                                     ===================================================================================
Total return (%)*                       (5.76)          9.79          15.86           (.04)          7.57          13.34
Net assets at end
  of period (000)                    $346,520       $640,281       $591,384       $522,721       $299,990       $330,114
Ratios to average
  daily net assets:**
  Expenses (%)(b)                         .89(c)         .91            .98(d)         .98(d)         .98           1.00(d)
  Net investment
    income (%)                           1.35(c)        1.18           1.48           1.41           1.23           1.59
Portfolio turnover (%)                     15             29             27             20             30             20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $490,313,000.
(a) Calculated using average shares.
(b) Does not include acquired fund fees, if any.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  31

================================================================================

ADVISER SHARES (UNAUDITED)
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                        SIX-MONTH
                                       PERIOD ENDED
                                        JANUARY 31,                           YEAR ENDED JULY 31,
                                       ---------------------------------------------------------------------------------
                                         2019           2018           2017           2016           2015           2014
                                       ---------------------------------------------------------------------------------
Net asset value at
  beginning of period                  $21.91         $21.46         $19.32         $20.43         $19.94         $18.29
                                       ---------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .10            .15            .23            .17            .17            .25
  Net realized and
    unrealized gain (loss)              (1.52)          1.83           2.72           (.32)          1.26           2.08
                                       ---------------------------------------------------------------------------------
Total from investment
  operations                            (1.42)          1.98           2.95           (.15)          1.43           2.33
                                       ---------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.16)          (.15)          (.23)          (.18)          (.21)          (.13)
  Realized capital gains                (2.16)         (1.38)          (.58)          (.78)          (.73)          (.55)
                                       ---------------------------------------------------------------------------------
Total distributions                     (2.32)         (1.53)          (.81)          (.96)          (.94)          (.68)
                                       ---------------------------------------------------------------------------------
Net asset value at
  end of period                        $18.17         $21.91         $21.46         $19.32         $20.43         $19.94
                                       =================================================================================
Total return (%)*                       (5.98)          9.41          15.46           (.52)          7.22          12.94
Net assets at end
  of period (000)                      $8,154         $9,807         $9,626         $8,767         $9,269         $8,861
Ratios to average
  daily net assets:**
  Expenses (%)(a)                        1.28(b),(f)    1.30           1.33(c),(d)    1.42(d)        1.34           1.35(d),(e)
  Expenses, excluding
    reimbursements (%)(a)                1.28(b)        1.30           1.38(d)        1.42(d)        1.34           1.35(d)
  Net investment
    income (%)                            .96(b)         .79           1.13            .97            .82           1.30
Portfolio turnover (%)                     15             29             27             20             30             20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2019, average daily net assets were $9,048,000.
(a) Does not include acquired fund fees, if any.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Effective December 1, 2016, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.30% of the Adviser Shares' average daily net assets.
(d) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by 0.01%.
(e) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.65% of the Adviser Shares' average daily net assets.
(f) Prior to December 1, 2018, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.30% of the Adviser Shares' average daily net assets.

================================================================================

32  | USAA VALUE FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2018, through January 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  33

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING               ENDING               DURING PERIOD*
                                        ACCOUNT VALUE          ACCOUNT VALUE          AUGUST 1, 2018 -
                                        AUGUST 1, 2018        JANUARY 31, 2019        JANUARY 31, 2019
                                        --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $  942.00                 $4.70

Hypothetical
  (5% return before expenses)               1,000.00               1,020.37                  4.89

INSTITUTIONAL SHARES
Actual                                      1,000.00                 942.40                  4.36

Hypothetical
  (5% return before expenses)               1,000.00               1,020.72                  4.53

ADVISER SHARES
Actual                                      1,000.00                 940.20                  6.26

Hypothetical
 (5% return before expenses)                1,000.00               1,018.75                  6.51

*Expenses are equal to the annualized expense ratio of 0.96% for Fund Shares, 0.89% for Institutional Shares, and 1.28% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (5.80)% for Fund Shares, (5.76)% for Institutional Shares, and (5.98)% for Adviser Shares for the six-month period of August 1, 2018, through January 31, 2019.

================================================================================

34  | USAA VALUE FUND

================================================================================

ADVISORY AGREEMENT(S)

January 31, 2019 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

                                                     ADVISORY AGREEMENT(S) |  35

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

36  | USAA VALUE FUND

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  37

================================================================================

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

38  | USAA VALUE FUND

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o   With the exception of the USAA S&P 500 Index Fund, USAA Extended
        Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short- Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  39

================================================================================

        businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

================================================================================

40  | USAA VALUE FUND

================================================================================

is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

================================================================================

42  | USAA VALUE FUND

================================================================================

objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

================================================================================

44  | USAA VALUE FUND

================================================================================

the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset

================================================================================

46  | USAA VALUE FUND

================================================================================

Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser.

================================================================================

48  | USAA VALUE FUND

================================================================================

At the 2018 15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
Accounting Firm                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

RECEIVE ALL YOUR DOCUMENTS ONLINE
   >>  Secure
   >>  Saves Time
   >>  Good for the Environment

Sign up today for online document delivery at usaa.com/UDO

[LOGO OF USAA]
     USAA      We know what it means to serve.(R)

================================================================================
40847-0319                                   (C)2019, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item is only required in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item is only required annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item is only required in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

NOT APPLICABLE.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Included as part of the Report to Stockholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable to open-end management investment companies.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.


ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Trust's internal controls over financial reporting (as defined in rule 30a-3(d)under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust's internal control over financial reporting.



ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

ITEM 13. EXHIBITS.

(a)(1). NOT APPLICABLE.  This item is only required in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(a)(4). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended January 31, 2019

By:*     /S/ KRISTEN MILLAN
         -----------------------------------------------------------
         Signature and Title:  Kristen Millan, Secretary

Date:      03/25/2019
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:*     /S/ DANIEL S. MCNAMARA
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     03/26/2019
         ------------------------------


By:*     /S/ JAMES K. DE VRIES
         -----------------------------------------------------
         Signature and Title:  James K. De Vries, Treasurer

Date:     03/25/2019
         ------------------------------

*Print the name and title of each signing officer under his or her signature.